UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2023
Columbia Disciplined Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/08	9.59	7.83	9.15
	Including sales charges		3.29	6.56	8.51
Advisor Class*		06/01/15	9.74	8.10	9.38
Class C	Excluding sales charges	08/01/08	8.72	7.02	8.33
	Including sales charges		7.75	7.02	8.33
Institutional Class		09/27/10	9.85	8.10	9.42
Institutional 2 Class*		06/01/15	9.82	8.21	9.46
Institutional 3 Class*		06/01/15	9.99	8.27	9.51
Class R		08/01/08	9.15	7.56	8.88
Class V	Excluding sales charges	03/07/11	9.52	7.84	9.14
	Including sales charges		3.20	6.57	8.49
Russell 1000 Value Index			8.28	8.01	9.02
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Value Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2023)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2023)
Communication Services	4.6
Consumer Discretionary	5.7
Consumer Staples	7.9
Energy	8.3
Financials	20.9
Health Care	15.3
Industrials	13.1
Information Technology	9.4
Materials	5.2
Real Estate	4.7
Utilities	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Value Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Disciplined Value Fund returned 9.59% excluding sales charges. The Fund’s benchmark, the Russell 1000 Value Index, returned 8.28%.
Market overview
For the 12 months ended July 31, 2023, the broad U.S. equity market, as measured by the S&P 500 Index, delivered a gain of 13.02%. The period was marked by continued concerns about a future economic slowdown, amplified by a series of rate hikes by the U.S. Federal Reserve (Fed) that tapered from aggressive to more measured by period-end to tame stubborn inflation. Momentum picked up as the period progressed as better-than-feared earnings drove equity gains. The period, however, was far from smooth.
In March, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 2023 meeting the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed.  Through July 2023, the rate of year-over-year U.S. inflation had decelerated to 3.2%, a meaningful reduction from the four decade high of 9.1% in June 2022, though still higher than the Fed’s 2% inflation target. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range.
Sentiment remained quite positive through the latter months of the period, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022. These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area came from companies expected to benefit from the evolution of artificial intelligence (AI). The growth style strongly outpaced value as a result, with returns of 17.31% and 8.28%, respectively, for the Russell 1000 Growth Index and the Russell 1000 Value Index. The small-cap Russell 2000 Index, which is less influenced by AI-related trends and is more sensitive to concerns about the banking sector, returned 7.91% but was unable to keep pace with the rally in large caps.
We divide the metrics for our stock selection model into three broad themes: quality, valuation, and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon an aggregation of the metrics within these themes. We followed our portfolio construction process that allocates capital to the models’ ideas while integrating risk management. Changes in individual security positions during the annual period were primarily the result of the Fund’s bottom-up stock selection process. While there were some changes in sector allocations over time, all changes were quite modest, as we maintained our sector neutral investment approach.
The Fund’s notable contributors during the period
•	At the style level, stocks ranked high by our valuation and catalyst themes were in favor during the annual period.
•	Relative to the benchmark, the largest areas of contribution came from the consumer discretionary, communication services, industrials, utilities and information technology sectors.
•	Relative to the benchmark, holdings that contributed most to Fund performance during the period included building materials and construction services provider Builders FirstSource, Inc., homebuilder PulteGroup, Inc. and social media and Facebook parent company Meta Platforms, Inc.
The Fund’s notable detractors during the period
•	Stocks ranked high by our quality theme were out of favor during the annual period.
•	Relative to the benchmark, the health care and financials sectors were the largest areas of relative underperformance for the Fund.
Columbia Disciplined Value Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Relative to the benchmark, holdings that detracted most from Fund performance during the period included provider of outsourced clinical services Syneos Health, Inc., global pharmaceutical company Pfizer, Inc. and financial services conglomerate Popular, Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Value Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,060.40	1,019.64	5.31	5.21	1.04
Advisor Class	1,000.00	1,000.00	1,062.00	1,020.88	4.04	3.96	0.79
Class C	1,000.00	1,000.00	1,057.80	1,015.92	9.13	8.95	1.79
Institutional Class	1,000.00	1,000.00	1,061.90	1,020.88	4.04	3.96	0.79
Institutional 2 Class	1,000.00	1,000.00	1,062.10	1,021.12	3.78	3.71	0.74
Institutional 3 Class	1,000.00	1,000.00	1,063.20	1,021.42	3.48	3.41	0.68
Class R	1,000.00	1,000.00	1,058.90	1,018.40	6.59	6.46	1.29
Class V	1,000.00	1,000.00	1,060.70	1,019.64	5.31	5.21	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Value Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 4.5%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	195,357	2,836,584
Verizon Communications, Inc.	51,466	1,753,961
Total		4,590,545
Entertainment 1.5%
Activision Blizzard, Inc.(a)	6,228	577,709
Madison Square Garden Sports Corp., Class A	1,360	289,340
Playtika Holding Corp.(a)	157,089	1,875,643
Total		2,742,692
Interactive Media & Services 0.4%
TripAdvisor, Inc.(a)	35,900	669,535
Total Communication Services		8,002,772
Consumer Discretionary 5.6%
Automobiles 0.2%
Thor Industries, Inc.	3,703	427,659
Hotels, Restaurants & Leisure 1.4%
MGM Resorts International	37,397	1,898,646
Travel + Leisure Co.	12,774	520,285
Total		2,418,931
Household Durables 2.6%
Lennar Corp., Class A	4,959	628,950
NVR, Inc.(a)	76	479,290
PulteGroup, Inc.	40,560	3,422,858
Total		4,531,098
Specialty Retail 1.4%
AutoZone, Inc.(a)	119	295,325
O’Reilly Automotive, Inc.(a)	2,446	2,264,482
Total		2,559,807
Total Consumer Discretionary		9,937,495
Consumer Staples 7.8%
Consumer Staples Distribution & Retail 1.0%
Walmart, Inc.	10,697	1,710,023
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 2.1%
Archer-Daniels-Midland Co.	10,187	865,488
General Mills, Inc.	37,129	2,775,021
Total		3,640,509
Household Products 1.6%
Kimberly-Clark Corp.	2,485	320,813
Procter & Gamble Co. (The)	16,683	2,607,553
Total		2,928,366
Tobacco 3.1%
Altria Group, Inc.	77,537	3,521,730
Philip Morris International, Inc.	19,362	1,930,779
Total		5,452,509
Total Consumer Staples		13,731,407
Energy 8.2%
Oil, Gas & Consumable Fuels 8.2%
Chevron Corp.(b)	7,570	1,238,906
ConocoPhillips Co.	10,341	1,217,343
Exxon Mobil Corp.	60,285	6,464,964
Marathon Petroleum Corp.	17,814	2,369,618
Valero Energy Corp.	25,176	3,245,438
Total		14,536,269
Total Energy		14,536,269
Financials 20.7%
Banks 7.9%
Bank OZK	67,174	2,937,519
Citigroup, Inc.	75,309	3,589,227
East West Bancorp, Inc.	7,288	453,386
JPMorgan Chase & Co.	27,389	4,326,366
Wells Fargo & Co.	58,653	2,707,423
Total		14,013,921
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 5.0%
BlackRock, Inc.	476	351,693
CME Group, Inc.	17,512	3,484,188
Goldman Sachs Group, Inc. (The)	1,097	390,389
Morgan Stanley	42,853	3,923,621
State Street Corp.	8,951	648,410
Total		8,798,301
Financial Services 3.2%
Berkshire Hathaway, Inc., Class B(a)	6,980	2,456,681
Fiserv, Inc.(a)	14,398	1,817,171
PayPal Holdings, Inc.(a)	17,113	1,297,508
Total		5,571,360
Insurance 4.6%
Lincoln National Corp.	63,814	1,789,345
Marsh & McLennan Companies, Inc.	17,278	3,255,521
MetLife, Inc.	45,155	2,843,410
Unum Group	4,018	195,315
Total		8,083,591
Total Financials		36,467,173
Health Care 15.1%
Biotechnology 1.9%
BioMarin Pharmaceutical, Inc.(a)	9,393	825,927
Gilead Sciences, Inc.	7,142	543,792
Regeneron Pharmaceuticals, Inc.(a)	1,609	1,193,733
Vertex Pharmaceuticals, Inc.(a)	2,162	761,759
Total		3,325,211
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	39,401	4,386,513
Hologic, Inc.(a)	4,167	330,943
Total		4,717,456
Health Care Providers & Services 3.4%
Cardinal Health, Inc.	2,624	240,017
Cigna Group (The)	3,727	1,099,838
CVS Health Corp.	29,195	2,180,575
McKesson Corp.	6,371	2,563,690
Total		6,084,120
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.4%
Syneos Health, Inc.(a)	36,116	1,531,680
Thermo Fisher Scientific, Inc.	1,859	1,019,959
Total		2,551,639
Pharmaceuticals 5.7%
Bristol-Myers Squibb Co.	57,340	3,565,975
Jazz Pharmaceuticals PLC(a)	11,068	1,443,488
Johnson & Johnson	6,365	1,066,328
Pfizer, Inc.	101,854	3,672,855
Viatris, Inc.	25,071	263,998
Total		10,012,644
Total Health Care		26,691,070
Industrials 13.0%
Aerospace & Defense 0.7%
Textron, Inc.	15,563	1,210,335
Building Products 1.7%
Builders FirstSource, Inc.(a)	18,876	2,726,261
Owens Corning	2,284	319,737
Total		3,045,998
Electrical Equipment 2.1%
Acuity Brands, Inc.	1,800	297,432
Emerson Electric Co.	34,710	3,170,758
nVent Electric PLC	5,053	267,203
Total		3,735,393
Ground Transportation 1.4%
CSX Corp.	75,801	2,525,689
Machinery 3.5%
Allison Transmission Holdings, Inc.	9,268	543,939
Caterpillar, Inc.	12,070	3,200,602
Parker-Hannifin Corp.	5,664	2,322,296
Total		6,066,837
Passenger Airlines 0.2%
American Airlines Group, Inc.(a)	15,159	253,913
Professional Services 1.8%
Automatic Data Processing, Inc.	12,904	3,190,643

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.6%
MSC Industrial Direct Co., Inc., Class A	28,506	2,876,826
Total Industrials		22,905,634
Information Technology 9.3%
Communications Equipment 2.8%
Cisco Systems, Inc.	94,594	4,922,672
Semiconductors & Semiconductor Equipment 3.9%
Cirrus Logic, Inc.(a)	30,389	2,455,431
Lam Research Corp.	4,538	3,260,508
QUALCOMM, Inc.	9,200	1,215,964
Total		6,931,903
Software 2.6%
Dropbox, Inc., Class A(a)	41,835	1,127,453
Salesforce, Inc.(a)	15,243	3,429,827
Total		4,557,280
Total Information Technology		16,411,855
Materials 5.1%
Chemicals 1.0%
Mosaic Co. (The)	44,538	1,815,369
Metals & Mining 3.2%
Nucor Corp.	17,014	2,927,939
Steel Dynamics, Inc.	24,946	2,658,745
Total		5,586,684
Paper & Forest Products 0.9%
Louisiana-Pacific Corp.	21,965	1,672,195
Total Materials		9,074,248
Real Estate 4.6%
Hotel & Resort REITs 1.6%
Host Hotels & Resorts, Inc.	101,483	1,867,287
Park Hotels & Resorts, Inc.	75,100	1,023,613
Total		2,890,900
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialized REITs 3.0%
EPR Properties	14,577	650,718
Equinix, Inc.	3,974	3,218,622
Public Storage	3,305	931,184
SBA Communications Corp.	1,855	406,152
Total		5,206,676
Total Real Estate		8,097,576
Utilities 4.8%
Electric Utilities 3.9%
American Electric Power Co., Inc.	33,581	2,845,654
Evergy, Inc.	17,756	1,064,827
Pinnacle West Capital Corp.	35,593	2,947,812
Total		6,858,293
Independent Power and Renewable Electricity Producers 0.9%
Vistra Corp.	56,613	1,588,561
Total Utilities		8,446,854
Total Common Stocks (Cost $146,923,381)		174,302,353

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(c),(d)	2,129,821	2,128,969
Total Money Market Funds (Cost $2,128,659)		2,128,969
Total Investments in Securities (Cost: $149,052,040)		176,431,322
Other Assets & Liabilities, Net		110,424
Net Assets		176,541,746

At July 31, 2023, securities and/or cash totaling $315,864 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	12	09/2023	USD	2,768,700	151,643	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2023.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.408%
	1,917,742	22,054,761	(21,843,703)	169	2,128,969	(11)	110,128	2,129,821
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,002,772	—	—	8,002,772
Consumer Discretionary	9,937,495	—	—	9,937,495
Consumer Staples	13,731,407	—	—	13,731,407
Energy	14,536,269	—	—	14,536,269
Financials	36,467,173	—	—	36,467,173
Health Care	26,691,070	—	—	26,691,070
Industrials	22,905,634	—	—	22,905,634
Information Technology	16,411,855	—	—	16,411,855
Materials	9,074,248	—	—	9,074,248
Real Estate	8,097,576	—	—	8,097,576
Utilities	8,446,854	—	—	8,446,854
Total Common Stocks	174,302,353	—	—	174,302,353
Money Market Funds	2,128,969	—	—	2,128,969
Total Investments in Securities	176,431,322	—	—	176,431,322
Investments in Derivatives
Asset
Futures Contracts	151,643	—	—	151,643
Total	176,582,965	—	—	176,582,965
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $146,923,381)	$174,302,353
Affiliated issuers (cost $2,128,659)	2,128,969
Cash	516
Receivable for:
Capital shares sold	23,220
Dividends	333,484
Foreign tax reclaims	221
Variation margin for futures contracts	4,800
Expense reimbursement due from Investment Manager	2,560
Prepaid expenses	7,975
Total assets	176,804,098
Liabilities
Payable for:
Capital shares redeemed	127,617
Management services fees	10,864
Distribution and/or service fees	3,304
Transfer agent fees	15,181
Trustees’ fees	82,029
Accounting services fees	15,045
Other expenses	8,312
Total liabilities	262,352
Net assets applicable to outstanding capital stock	$176,541,746
Represented by
Paid in capital	140,362,233
Total distributable earnings (loss)	36,179,513
Total - representing net assets applicable to outstanding capital stock	$176,541,746
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
July 31, 2023
Class A
Net assets	$50,500,927
Shares outstanding	5,990,965
Net asset value per share	$8.43
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.94
Advisor Class
Net assets	$1,405,562
Shares outstanding	163,972
Net asset value per share	$8.57
Class C
Net assets	$7,787,750
Shares outstanding	967,823
Net asset value per share	$8.05
Institutional Class
Net assets	$33,222,690
Shares outstanding	3,872,904
Net asset value per share	$8.58
Institutional 2 Class
Net assets	$776,236
Shares outstanding	90,774
Net asset value per share	$8.55
Institutional 3 Class
Net assets	$4,614,129
Shares outstanding	537,833
Net asset value per share	$8.58
Class R
Net assets	$1,350,658
Shares outstanding	159,752
Net asset value per share	$8.45
Class V
Net assets	$76,883,794
Shares outstanding	9,167,622
Net asset value per share	$8.39
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$8.90
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Annual Report 2023

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$4,121,196
Dividends — affiliated issuers	110,128
Foreign taxes withheld	(6,452)
Total income	4,224,872
Expenses:
Management services fees	1,319,713
Distribution and/or service fees
Class A	130,244
Class C	82,225
Class R	5,768
Class V	184,794
Transfer agent fees
Class A	63,734
Advisor Class	1,632
Class C	10,061
Institutional Class	41,387
Institutional 2 Class	405
Institutional 3 Class	493
Class R	1,410
Class V	90,378
Trustees’ fees	26,764
Custodian fees	8,701
Printing and postage fees	26,871
Registration fees	119,269
Accounting services fees	30,090
Legal fees	14,883
Interest on collateral	22
Compensation of chief compliance officer	34
Other	15,264
Total expenses	2,174,142
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(384,959)
Fees waived by transfer agent
Institutional 3 Class	(177)
Expense reduction	(1,430)
Total net expenses	1,787,576
Net investment income	2,437,296
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,215,815
Investments — affiliated issuers	(11)
Futures contracts	108,207
Net realized gain	9,324,011
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,844,916
Investments — affiliated issuers	169
Futures contracts	57,889
Net change in unrealized appreciation (depreciation)	3,902,974
Net realized and unrealized gain	13,226,985
Net increase in net assets resulting from operations	$15,664,281
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$2,437,296	$2,774,940
Net realized gain	9,324,011	26,259,607
Net change in unrealized appreciation (depreciation)	3,902,974	(23,933,139)
Net increase in net assets resulting from operations	15,664,281	5,101,408
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,034,531)	(13,178,216)
Advisor Class	(147,123)	(450,857)
Class C	(913,270)	(2,098,648)
Institutional Class	(3,889,096)	(9,421,332)
Institutional 2 Class	(55,965)	(214,442)
Institutional 3 Class	(470,055)	(4,082,447)
Class R	(124,826)	(325,322)
Class V	(8,507,320)	(20,480,269)
Total distributions to shareholders	(20,142,186)	(50,251,533)
Increase (decrease) in net assets from capital stock activity	(10,653,432)	21,129,847
Total decrease in net assets	(15,131,337)	(24,020,278)
Net assets at beginning of year	191,673,083	215,693,361
Net assets at end of year	$176,541,746	$191,673,083
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	772,021	6,198,267	1,137,028	10,540,578
Distributions reinvested	718,267	5,466,014	1,328,522	11,757,420
Shares redeemed	(1,710,922)	(13,605,218)	(2,112,533)	(22,157,151)
Net increase (decrease)	(220,634)	(1,940,937)	353,017	140,847
Advisor Class
Shares sold	23,488	187,720	18,726	175,408
Distributions reinvested	19,024	146,868	50,181	450,126
Shares redeemed	(31,285)	(251,860)	(83,039)	(782,773)
Net increase (decrease)	11,227	82,728	(14,132)	(157,239)
Class C
Shares sold	143,271	1,088,693	265,974	2,297,210
Distributions reinvested	122,696	895,677	240,376	2,048,000
Shares redeemed	(395,578)	(3,015,550)	(181,575)	(1,644,758)
Net increase (decrease)	(129,611)	(1,031,180)	324,775	2,700,452
Institutional Class
Shares sold	493,516	3,983,769	648,160	6,117,610
Distributions reinvested	477,923	3,694,341	985,509	8,840,019
Shares redeemed	(1,172,718)	(9,507,332)	(914,850)	(8,737,501)
Net increase (decrease)	(201,279)	(1,829,222)	718,819	6,220,128
Institutional 2 Class
Shares sold	42,442	338,375	3,910	37,962
Distributions reinvested	7,235	55,709	23,905	213,710
Shares redeemed	(15,095)	(123,034)	(47,069)	(419,853)
Net increase (decrease)	34,582	271,050	(19,254)	(168,181)
Institutional 3 Class
Shares sold	192,869	1,577,251	564,821	5,535,484
Distributions reinvested	55,159	425,826	326,304	2,926,943
Shares redeemed	(1,113,334)	(9,867,219)	(961,068)	(9,228,876)
Net decrease	(865,306)	(7,864,142)	(69,943)	(766,449)
Class R
Shares sold	16,363	132,985	31,554	320,659
Distributions reinvested	16,225	123,958	36,394	323,178
Shares redeemed	(1,806)	(14,261)	(45,143)	(402,257)
Net increase	30,782	242,682	22,805	241,580
Class V
Shares sold	72,000	562,058	81,990	762,488
Distributions reinvested	1,023,058	7,744,552	2,068,665	18,224,943
Shares redeemed	(868,657)	(6,891,021)	(622,672)	(6,068,722)
Net increase	226,401	1,415,589	1,527,983	12,918,709
Total net increase (decrease)	(1,113,838)	(10,653,432)	2,844,070	21,129,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$8.68	0.11	0.62	0.73	(0.13)	(0.85)	(0.98)
Year Ended 7/31/2022	$11.21	0.13	0.18	0.31	(0.26)	(2.58)	(2.84)
Year Ended 7/31/2021	$8.09	0.14	3.12	3.26	(0.14)	—	(0.14)
Year Ended 7/31/2020	$9.63	0.16	(0.70)	(0.54)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.82	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Advisor Class
Year Ended 7/31/2023	$8.82	0.13	0.62	0.75	(0.15)	(0.85)	(1.00)
Year Ended 7/31/2022	$11.34	0.16	0.18	0.34	(0.28)	(2.58)	(2.86)
Year Ended 7/31/2021	$8.18	0.17	3.15	3.32	(0.16)	—	(0.16)
Year Ended 7/31/2020	$9.73	0.19	(0.72)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.92	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Class C
Year Ended 7/31/2023	$8.33	0.05	0.58	0.63	(0.06)	(0.85)	(0.91)
Year Ended 7/31/2022	$10.86	0.06	0.17	0.23	(0.18)	(2.58)	(2.76)
Year Ended 7/31/2021	$7.84	0.07	3.03	3.10	(0.08)	—	(0.08)
Year Ended 7/31/2020	$9.36	0.09	(0.68)	(0.59)	(0.10)	(0.83)	(0.93)
Year Ended 7/31/2019	$10.54	0.08	(0.32)	(0.24)	(0.07)	(0.87)	(0.94)
Institutional Class
Year Ended 7/31/2023	$8.82	0.13	0.63	0.76	(0.15)	(0.85)	(1.00)
Year Ended 7/31/2022	$11.35	0.16	0.17	0.33	(0.28)	(2.58)	(2.86)
Year Ended 7/31/2021	$8.19	0.17	3.15	3.32	(0.16)	—	(0.16)
Year Ended 7/31/2020	$9.74	0.18	(0.71)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.93	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Institutional 2 Class
Year Ended 7/31/2023	$8.80	0.13	0.62	0.75	(0.15)	(0.85)	(1.00)
Year Ended 7/31/2022	$11.33	0.16	0.18	0.34	(0.29)	(2.58)	(2.87)
Year Ended 7/31/2021	$8.17	0.18	3.16	3.34	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.72	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.91	0.19	(0.31)	(0.12)	(0.20)	(0.87)	(1.07)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$8.43	9.59%	1.26%(c)	1.04%(c),(d)	1.36%	60%	$50,501
Year Ended 7/31/2022	$8.68	2.26%	1.22%	1.02%(d)	1.32%	66%	$53,946
Year Ended 7/31/2021	$11.21	40.74%	1.31%(c)	1.09%(c),(d)	1.46%	79%	$65,698
Year Ended 7/31/2020	$8.09	(6.75%)	1.26%	1.12%(d)	1.83%	80%	$56,748
Year Ended 7/31/2019	$9.63	(0.87%)	1.23%	1.15%	1.57%	90%	$74,650
Advisor Class
Year Ended 7/31/2023	$8.57	9.74%	1.01%(c)	0.79%(c),(d)	1.61%	60%	$1,406
Year Ended 7/31/2022	$8.82	2.62%	0.97%	0.77%(d)	1.59%	66%	$1,347
Year Ended 7/31/2021	$11.34	41.09%	1.06%(c)	0.84%(c),(d)	1.71%	79%	$1,893
Year Ended 7/31/2020	$8.18	(6.55%)	1.01%	0.87%(d)	2.12%	80%	$1,534
Year Ended 7/31/2019	$9.73	(0.57%)	0.98%	0.90%	1.81%	90%	$3,026
Class C
Year Ended 7/31/2023	$8.05	8.72%	2.01%(c)	1.79%(c),(d)	0.61%	60%	$7,788
Year Ended 7/31/2022	$8.33	1.52%	1.97%	1.77%(d)	0.60%	66%	$9,139
Year Ended 7/31/2021	$10.86	39.78%	2.06%(c)	1.84%(c),(d)	0.71%	79%	$8,389
Year Ended 7/31/2020	$7.84	(7.45%)	2.01%	1.87%(d)	1.09%	80%	$7,100
Year Ended 7/31/2019	$9.36	(1.66%)	1.98%	1.90%	0.83%	90%	$11,835
Institutional Class
Year Ended 7/31/2023	$8.58	9.85%	1.01%(c)	0.79%(c),(d)	1.61%	60%	$33,223
Year Ended 7/31/2022	$8.82	2.53%	0.97%	0.77%(d)	1.59%	66%	$35,943
Year Ended 7/31/2021	$11.35	41.04%	1.07%(c)	0.84%(c),(d)	1.75%	79%	$38,094
Year Ended 7/31/2020	$8.19	(6.53%)	1.01%	0.87%(d)	2.07%	80%	$83,333
Year Ended 7/31/2019	$9.74	(0.57%)	0.98%	0.90%	1.80%	90%	$111,873
Institutional 2 Class
Year Ended 7/31/2023	$8.55	9.82%	0.96%(c)	0.74%(c)	1.66%	60%	$776
Year Ended 7/31/2022	$8.80	2.60%	0.92%	0.72%	1.63%	66%	$494
Year Ended 7/31/2021	$11.33	41.32%	0.90%(c)	0.70%(c)	1.84%	79%	$855
Year Ended 7/31/2020	$8.17	(6.42%)	0.84%	0.73%	2.20%	80%	$588
Year Ended 7/31/2019	$9.72	(0.44%)	0.83%	0.76%	1.96%	90%	$1,213
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$8.82	0.14	0.63	0.77	(0.16)	(0.85)	(1.01)
Year Ended 7/31/2022	$11.35	0.17	0.18	0.35	(0.30)	(2.58)	(2.88)
Year Ended 7/31/2021	$8.19	0.19	3.15	3.34	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.74	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.93	0.20	(0.32)	(0.12)	(0.20)	(0.87)	(1.07)
Class R
Year Ended 7/31/2023	$8.71	0.09	0.61	0.70	(0.11)	(0.85)	(0.96)
Year Ended 7/31/2022	$11.23	0.10	0.19	0.29	(0.23)	(2.58)	(2.81)
Year Ended 7/31/2021	$8.11	0.12	3.12	3.24	(0.12)	—	(0.12)
Year Ended 7/31/2020	$9.65	0.14	(0.70)	(0.56)	(0.15)	(0.83)	(0.98)
Year Ended 7/31/2019	$10.83	0.13	(0.31)	(0.18)	(0.13)	(0.87)	(1.00)
Class V
Year Ended 7/31/2023	$8.65	0.11	0.61	0.72	(0.13)	(0.85)	(0.98)
Year Ended 7/31/2022	$11.18	0.13	0.18	0.31	(0.26)	(2.58)	(2.84)
Year Ended 7/31/2021	$8.07	0.14	3.11	3.25	(0.14)	—	(0.14)
Year Ended 7/31/2020	$9.60	0.16	(0.69)	(0.53)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.79	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$8.58	9.99%	0.89%(c)	0.68%(c)	1.70%	60%	$4,614
Year Ended 7/31/2022	$8.82	2.62%	0.87%	0.66%	1.68%	66%	$12,381
Year Ended 7/31/2021	$11.35	41.28%	0.80%(c)	0.66%(c)	2.12%	79%	$16,725
Year Ended 7/31/2020	$8.19	(6.36%)	0.79%	0.68%	2.28%	80%	$308,660
Year Ended 7/31/2019	$9.74	(0.37%)	0.78%	0.71%	2.01%	90%	$428,447
Class R
Year Ended 7/31/2023	$8.45	9.15%	1.51%(c)	1.29%(c),(d)	1.12%	60%	$1,351
Year Ended 7/31/2022	$8.71	2.11%	1.47%	1.27%(d)	1.09%	66%	$1,123
Year Ended 7/31/2021	$11.23	40.32%	1.57%(c)	1.34%(c),(d)	1.23%	79%	$1,193
Year Ended 7/31/2020	$8.11	(6.96%)	1.51%	1.37%(d)	1.58%	80%	$1,711
Year Ended 7/31/2019	$9.65	(1.05%)	1.48%	1.40%	1.33%	90%	$2,750
Class V
Year Ended 7/31/2023	$8.39	9.52%	1.26%(c)	1.04%(c),(d)	1.36%	60%	$76,884
Year Ended 7/31/2022	$8.65	2.29%	1.22%	1.02%(d)	1.34%	66%	$77,299
Year Ended 7/31/2021	$11.18	40.72%	1.31%(c)	1.09%(c),(d)	1.45%	79%	$82,848
Year Ended 7/31/2020	$8.07	(6.66%)	1.26%	1.12%(d)	1.83%	80%	$63,800
Year Ended 7/31/2019	$9.60	(0.87%)	1.23%	1.15%	1.57%	90%	$75,537
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2023	21

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Disciplined Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Disciplined Value Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
July 31, 2023
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	151,643*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	108,207

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	57,889
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,870,456

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Value Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
July 31, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
26	Columbia Disciplined Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to December 1, 2022, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
Columbia Disciplined Value Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
July 31, 2023
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,430.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $46,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	33,317
Class C	—	1.00(b)	210
Class V	5.75	0.50 - 1.00(a)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Disciplined Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through November 30, 2023
Class A	1.04%
Advisor Class	0.79
Class C	1.79
Institutional Class	0.79
Institutional 2 Class	0.74
Institutional 3 Class	0.68
Class R	1.29
Class V	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to December 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,131,764	17,010,422	20,142,186	22,035,129	28,216,404	50,251,533
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Disciplined Value Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
July 31, 2023
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,047,124	7,195,360	—	27,018,568
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
149,564,397	30,670,500	(3,651,932)	27,018,568
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $102,770,070 and $130,654,295, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2023.
30	Columbia Disciplined Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in
Columbia Disciplined Value Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
July 31, 2023
consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32	Columbia Disciplined Value Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Value Fund | Annual Report 2023	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
95.31%	93.86%	4.11%	$9,221,732
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
34	Columbia Disciplined Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Disciplined Value Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
36	Columbia Disciplined Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Columbia Disciplined Value Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
38	Columbia Disciplined Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Columbia Disciplined Value Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40	Columbia Disciplined Value Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Disciplined Value Fund | Annual Report 2023	41

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
42	Columbia Disciplined Value Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Disciplined Value Fund | Annual Report 2023	43

Columbia Disciplined Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN179_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Disciplined Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	17.08	12.86	14.40
	Including sales charges		10.41	11.52	13.73
Advisor Class*		06/01/15	17.25	13.13	14.63
Class C	Excluding sales charges	05/17/07	15.98	12.00	13.52
	Including sales charges		14.98	12.00	13.52
Institutional Class		09/27/10	17.26	13.13	14.67
Institutional 2 Class		11/08/12	17.25	13.17	14.77
Institutional 3 Class*		06/01/15	17.32	13.22	14.74
Class R		05/17/07	16.68	12.57	14.09
Russell 1000 Growth Index			17.31	15.23	15.53
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Growth Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2023)
Common Stocks	98.9
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2023)
Communication Services	11.5
Consumer Discretionary	15.5
Consumer Staples	4.1
Energy	0.2
Financials	5.9
Health Care	11.0
Industrials	6.3
Information Technology	43.5
Materials	1.1
Real Estate	0.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at July 31, 2023)
Information Technology
Application Software	5.7
Semiconductor Materials & Equipment	1.8
Semiconductors	7.8
Systems Software	14.1
Technology Hardware, Storage & Peripherals	14.1
Total	43.5
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Growth Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Disciplined Growth Fund returned 17.08% excluding sales charges. The Fund’s benchmark, the Russell 1000 Growth Index returned 17.31% for the same time period.
Market overview
For the 12 months ended July 31, 2023, the broad U.S. equity market, as measured by the S&P 500 Index, delivered a gain of 13.02%. The period was marked by continued concerns about a future economic slowdown, amplified by a series of rate hikes by the U.S. Federal Reserve (Fed) that tapered from aggressive to more measured by period-end to tame stubborn inflation. Momentum picked up as the period progressed as better-than-feared earnings drove equity gains. The period, however, was far from smooth.
In March, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 2023 meeting the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed.  Through July 2023, the rate of year-over-year U.S. inflation had decelerated to 3.2%, a meaningful reduction from the four decade high of 9.1% in June 2022, though still higher than the Fed’s 2% inflation target. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range.
Sentiment remained quite positive through the latter months of the period, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022. These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area came from companies expected to benefit from the evolution of artificial intelligence (AI). The growth style strongly outpaced value as a result, with returns of 17.31% and 8.28%, respectively, for the Russell 1000 Growth Index and the Russell 1000 Value Index. The small-cap Russell 2000 Index, which is less influenced by AI-related trends and is more sensitive to concerns about the banking sector, returned 7.91% but was unable to keep pace with the rally in large caps.
We divide the metrics for our stock selection model into three broad themes: quality, valuation, and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon an aggregation of the metrics within these themes. We followed our portfolio construction process that allocates capital to the models’ ideas while integrating risk management. Changes in individual security positions during the annual period were primarily the result of the Fund’s bottom-up stock selection process. While there were some changes in sector allocations over time, all changes were quite modest, as we maintained our sector neutral investment approach.
The Fund’s notable detractors during the period
•	Stocks ranked high by our catalyst and quality themes were out of favor during the annual period.
•	The health care and information technology sectors were the areas of largest detraction versus the benchmark during the period. The Fund realized strong absolute performance in the information technology sector, but lagged the benchmark modestly.
•	The largest detractors from Fund performance relative to the benchmark included semiconductor company NVIDIA Corp. (due to a relative underweight), tax preparation service company H&R Block, Inc. and health insurance provider Humana, Inc. The Fund sold its position in H&R Block.
The Fund’s notable contributors during the period
•	At the style level, stocks ranked high by our valuation theme were in favor during the annual period.
•	Strong stock selection drove Fund performance during the period.
Columbia Disciplined Growth Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund outperformed the benchmark most notably in the industrials and communication services sectors.
•	The Fund delivered strong absolute performance in the information technology, industrials and communication services sectors.
•	Relative to the benchmark, the Fund’s largest contributors during the period included social media platform and Facebook parent Meta Platforms, Inc., ride share company Uber Technologies, Inc. and research and advisory company Gartner, Inc. The Fund sold its position in Gartner.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Growth Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,238.70	1,019.49	5.94	5.36	1.07
Advisor Class	1,000.00	1,000.00	1,239.30	1,020.73	4.55	4.11	0.82
Class C	1,000.00	1,000.00	1,233.80	1,015.77	10.08	9.10	1.82
Institutional Class	1,000.00	1,000.00	1,239.00	1,020.73	4.55	4.11	0.82
Institutional 2 Class	1,000.00	1,000.00	1,240.60	1,020.88	4.39	3.96	0.79
Institutional 3 Class	1,000.00	1,000.00	1,239.90	1,021.12	4.11	3.71	0.74
Class R	1,000.00	1,000.00	1,236.60	1,018.25	7.32	6.61	1.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Growth Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 11.4%
Entertainment 0.8%
Playtika Holding Corp.(a)	137,800	1,645,332
Interactive Media & Services 10.6%
Alphabet, Inc., Class A(a)	83,654	11,102,559
Meta Platforms, Inc., Class A(a)	33,239	10,589,945
Pinterest, Inc., Class A(a)	67,200	1,948,128
Total		23,640,632
Total Communication Services		25,285,964
Consumer Discretionary 15.3%
Automobiles 2.2%
Tesla, Inc.(a)	18,703	5,001,743
Broadline Retail 4.9%
Amazon.com, Inc.(a)	67,904	9,077,407
Etsy, Inc.(a)	17,737	1,802,966
Total		10,880,373
Hotels, Restaurants & Leisure 3.5%
Booking Holdings, Inc.(a)	1,618	4,806,754
Expedia Group, Inc.(a)	24,728	3,029,922
Total		7,836,676
Household Durables 1.6%
NVR, Inc.(a)	515	3,247,817
TopBuild Corp.(a)	1,200	328,716
Total		3,576,533
Specialty Retail 3.1%
Best Buy Co., Inc.	4,100	340,505
O’Reilly Automotive, Inc.(a)	3,160	2,925,496
TJX Companies, Inc. (The)	29,900	2,587,247
Ulta Beauty, Inc.(a)	2,166	963,437
Total		6,816,685
Total Consumer Discretionary		34,112,010
Consumer Staples 4.0%
Beverages 1.1%
Coca-Cola Co. (The)	40,250	2,492,682
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 2.7%
Kimberly-Clark Corp.	10,600	1,368,460
Procter & Gamble Co. (The)	30,209	4,721,667
Total		6,090,127
Tobacco 0.2%
Altria Group, Inc.	8,375	380,393
Total Consumer Staples		8,963,202
Energy 0.3%
Energy Equipment & Services 0.3%
Halliburton Co.	14,100	551,028
Total Energy		551,028
Financials 5.8%
Banks 0.3%
First Citizens BancShares Inc., Class A	470	672,711
Financial Services 3.7%
Fiserv, Inc.(a)	6,000	757,260
MasterCard, Inc., Class A	9,934	3,916,777
Visa, Inc., Class A	14,938	3,551,211
Total		8,225,248
Insurance 1.8%
Lincoln National Corp.	24,937	699,233
Marsh & McLennan Companies, Inc.	18,123	3,414,736
Total		4,113,969
Total Financials		13,011,928
Health Care 10.9%
Biotechnology 2.9%
AbbVie, Inc.	20,006	2,992,498
Amgen, Inc.	2,848	666,859
BioMarin Pharmaceutical, Inc.(a)	4,751	417,755
Regeneron Pharmaceuticals, Inc.(a)	707	524,530
Sarepta Therapeutics, Inc.(a)	2,345	254,175
Vertex Pharmaceuticals, Inc.(a)	4,343	1,530,213
Total		6,386,030
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	32,104	3,574,138
Align Technology, Inc.(a)	10,850	4,100,107
Total		7,674,245
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	35,800	3,274,626
Humana, Inc.	6,262	2,860,669
UnitedHealth Group, Inc.	716	362,561
Total		6,497,856
Life Sciences Tools & Services 1.2%
Mettler-Toledo International, Inc.(a)	2,178	2,738,770
Pharmaceuticals 0.4%
Jazz Pharmaceuticals PLC(a)	7,500	978,150
Total Health Care		24,275,051
Industrials 6.3%
Aerospace & Defense 0.2%
Lockheed Martin Corp.	911	406,643
Commercial Services & Supplies 0.8%
Cintas Corp.	3,673	1,843,993
Ground Transportation 2.0%
Uber Technologies, Inc.(a)	89,685	4,435,820
Machinery 2.3%
Allison Transmission Holdings, Inc.	64,730	3,799,004
Caterpillar, Inc.	4,850	1,286,074
Total		5,085,078
Passenger Airlines 0.2%
American Airlines Group, Inc.(a)	30,500	510,875
Professional Services 0.8%
Automatic Data Processing, Inc.	6,850	1,693,731
Total Industrials		13,976,140
Information Technology 43.0%
Semiconductors & Semiconductor Equipment 9.5%
Advanced Micro Devices, Inc.(a)	9,864	1,128,442
Applied Materials, Inc.	2,300	348,657
Broadcom, Inc.	2,610	2,345,477
Enphase Energy, Inc.(a)	1,800	273,294
Lam Research Corp.	4,483	3,220,991
Common Stocks (continued)
Issuer	Shares	Value ($)
Microchip Technology, Inc.	3,900	366,366
NVIDIA Corp.	20,912	9,771,968
QUALCOMM, Inc.	27,191	3,593,834
Total		21,049,029
Software 19.6%
Adobe, Inc.(a)	12,079	6,597,187
Autodesk, Inc.(a)	18,006	3,817,092
DocuSign, Inc.(a)	7,300	392,886
Dropbox, Inc., Class A(a)	61,300	1,652,035
Fortinet, Inc.(a)	54,161	4,209,393
Microsoft Corp.	66,569	22,361,858
Palo Alto Networks, Inc.(a)	18,109	4,526,526
Total		43,556,977
Technology Hardware, Storage & Peripherals 13.9%
Apple, Inc.(b)	157,979	31,034,975
Total Information Technology		95,640,981
Materials 1.0%
Construction Materials 1.0%
Eagle Materials, Inc.	12,550	2,313,844
Total Materials		2,313,844
Real Estate 0.9%
Specialized REITs 0.9%
Equinix, Inc.	1,920	1,555,046
SBA Communications Corp.	1,750	383,163
Total		1,938,209
Total Real Estate		1,938,209
Total Common Stocks (Cost $115,530,531)		220,068,357

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(c),(d)	2,423,557	2,422,587
Total Money Market Funds (Cost $2,422,399)		2,422,587
Total Investments in Securities (Cost: $117,952,930)		222,490,944
Other Assets & Liabilities, Net		37,529
Net Assets		222,528,473

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
At July 31, 2023, securities and/or cash totaling $353,610 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	12	09/2023	USD	2,768,700	163,350	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2023.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.408%
	2,044,430	31,230,811	(30,852,569)	(85)	2,422,587	(447)	109,437	2,423,557
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	25,285,964	—	—	25,285,964
Consumer Discretionary	34,112,010	—	—	34,112,010
Consumer Staples	8,963,202	—	—	8,963,202
Energy	551,028	—	—	551,028
Financials	13,011,928	—	—	13,011,928
Health Care	24,275,051	—	—	24,275,051
Industrials	13,976,140	—	—	13,976,140
Information Technology	95,640,981	—	—	95,640,981
Materials	2,313,844	—	—	2,313,844
Real Estate	1,938,209	—	—	1,938,209
Total Common Stocks	220,068,357	—	—	220,068,357
Money Market Funds	2,422,587	—	—	2,422,587
Total Investments in Securities	222,490,944	—	—	222,490,944
Investments in Derivatives
Asset
Futures Contracts	163,350	—	—	163,350
Total	222,654,294	—	—	222,654,294
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2023	11

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $115,530,531)	$220,068,357
Affiliated issuers (cost $2,422,399)	2,422,587
Receivable for:
Capital shares sold	231,812
Dividends	124,397
Variation margin for futures contracts	4,800
Expense reimbursement due from Investment Manager	1,618
Prepaid expenses	8,319
Total assets	222,861,890
Liabilities
Payable for:
Capital shares redeemed	185,012
Management services fees	13,704
Distribution and/or service fees	3,547
Transfer agent fees	14,553
Trustees’ fees	92,293
Other expenses	24,308
Total liabilities	333,417
Net assets applicable to outstanding capital stock	$222,528,473
Represented by
Paid in capital	109,800,653
Total distributable earnings (loss)	112,727,820
Total - representing net assets applicable to outstanding capital stock	$222,528,473
Class A
Net assets	$138,893,767
Shares outstanding	14,878,063
Net asset value per share	$9.34
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.91
Advisor Class
Net assets	$4,571,090
Shares outstanding	479,544
Net asset value per share	$9.53
Class C
Net assets	$8,089,243
Shares outstanding	988,494
Net asset value per share	$8.18
Institutional Class
Net assets	$41,401,833
Shares outstanding	4,316,179
Net asset value per share	$9.59
Institutional 2 Class
Net assets	$3,412,979
Shares outstanding	334,219
Net asset value per share	$10.21
Institutional 3 Class
Net assets	$25,372,444
Shares outstanding	2,596,310
Net asset value per share	$9.77
Class R
Net assets	$787,117
Shares outstanding	85,558
Net asset value per share	$9.20
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Annual Report 2023

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$1,793,612
Dividends — affiliated issuers	109,437
Total income	1,903,049
Expenses:
Management services fees	1,459,451
Distribution and/or service fees
Class A	297,785
Class C	86,751
Class R	2,738
Transfer agent fees
Class A	110,633
Advisor Class	4,473
Class C	8,080
Institutional Class	34,619
Institutional 2 Class	2,099
Institutional 3 Class	1,641
Class R	508
Trustees’ fees	28,413
Custodian fees	9,828
Printing and postage fees	27,520
Registration fees	108,105
Accounting services fees	30,090
Legal fees	15,107
Interest on collateral	34
Compensation of chief compliance officer	34
Other	14,692
Total expenses	2,242,601
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(277,568)
Expense reduction	(60)
Total net expenses	1,964,973
Net investment loss	(61,924)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,016,578
Investments — affiliated issuers	(447)
Futures contracts	312,710
Net realized gain	15,328,841
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,675,045
Investments — affiliated issuers	(85)
Futures contracts	13,813
Net change in unrealized appreciation (depreciation)	14,688,773
Net realized and unrealized gain	30,017,614
Net increase in net assets resulting from operations	$29,955,690
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2023	13

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment loss	$(61,924)	$(263,147)
Net realized gain	15,328,841	28,353,140
Net change in unrealized appreciation (depreciation)	14,688,773	(46,191,615)
Net increase (decrease) in net assets resulting from operations	29,955,690	(18,101,622)
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,920,336)	(35,792,442)
Advisor Class	(613,286)	(1,675,194)
Class C	(1,081,363)	(3,549,059)
Institutional Class	(3,507,339)	(12,561,236)
Institutional 2 Class	(320,667)	(1,048,782)
Institutional 3 Class	(1,979,187)	(4,245,829)
Class R	(53,421)	(136,943)
Total distributions to shareholders	(19,475,599)	(59,009,485)
Decrease in net assets from capital stock activity	(5,955,869)	(16,176,118)
Total increase (decrease) in net assets	4,524,222	(93,287,225)
Net assets at beginning of year	218,004,251	311,291,476
Net assets at end of year	$222,528,473	$218,004,251
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	2,317,156	18,603,004	1,225,449	12,292,712
Distributions reinvested	1,604,074	11,661,622	3,290,428	34,845,634
Shares redeemed	(3,584,241)	(28,449,326)	(3,659,508)	(37,078,655)
Net increase	336,989	1,815,300	856,369	10,059,691
Advisor Class
Shares sold	66,552	534,522	10,394	117,496
Distributions reinvested	82,614	612,168	154,551	1,661,427
Shares redeemed	(398,865)	(3,013,768)	(154,817)	(1,859,784)
Net increase (decrease)	(249,699)	(1,867,078)	10,128	(80,861)
Class C
Shares sold	196,293	1,414,259	113,558	1,016,098
Distributions reinvested	167,405	1,071,391	365,385	3,485,771
Shares redeemed	(733,925)	(5,130,601)	(582,934)	(5,491,816)
Net decrease	(370,227)	(2,644,951)	(103,991)	(989,947)
Institutional Class
Shares sold	1,176,744	9,787,972	865,114	9,134,399
Distributions reinvested	467,706	3,489,088	1,042,468	11,269,073
Shares redeemed	(2,362,312)	(19,436,340)	(1,606,135)	(16,575,618)
Net increase (decrease)	(717,862)	(6,159,280)	301,447	3,827,854
Institutional 2 Class
Shares sold	77,294	670,699	72,787	833,524
Distributions reinvested	40,386	320,667	91,757	1,048,782
Shares redeemed	(168,412)	(1,405,786)	(152,775)	(1,546,711)
Net increase (decrease)	(50,732)	(414,420)	11,769	335,595
Institutional 3 Class
Shares sold	691,348	5,816,645	780,269	8,054,407
Distributions reinvested	259,629	1,970,581	384,995	4,227,243
Shares redeemed	(549,045)	(4,666,686)	(3,143,120)	(41,753,343)
Net increase (decrease)	401,932	3,120,540	(1,977,856)	(29,471,693)
Class R
Shares sold	19,206	167,598	10,024	99,630
Distributions reinvested	7,413	53,154	12,962	136,105
Shares redeemed	(3,324)	(26,732)	(9,335)	(92,492)
Net increase	23,295	194,020	13,651	143,243
Total net decrease	(626,304)	(5,955,869)	(888,483)	(16,176,118)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$8.93	(0.01)	1.29	1.28	—	(0.87)	(0.87)
Year Ended 7/31/2022	$12.30	(0.02)	(0.61)	(0.63)	—	(2.74)	(2.74)
Year Ended 7/31/2021	$10.34	(0.01)	3.29	3.28	(0.00)(e)	(1.32)	(1.32)
Year Ended 7/31/2020	$9.24	0.01	1.83	1.84	(0.04)	(0.70)	(0.74)
Year Ended 7/31/2019	$10.11	0.03	0.31	0.34	—	(1.21)	(1.21)
Advisor Class
Year Ended 7/31/2023	$9.08	0.01	1.31	1.32	—	(0.87)	(0.87)
Year Ended 7/31/2022	$12.45	0.01	(0.63)	(0.62)	—	(2.75)	(2.75)
Year Ended 7/31/2021	$10.44	0.02	3.33	3.35	(0.02)	(1.32)	(1.34)
Year Ended 7/31/2020	$9.32	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.18	0.06	0.30	0.36	(0.01)	(1.21)	(1.22)
Class C
Year Ended 7/31/2023	$8.01	(0.06)	1.10	1.04	—	(0.87)	(0.87)
Year Ended 7/31/2022	$11.32	(0.09)	(0.52)	(0.61)	—	(2.70)	(2.70)
Year Ended 7/31/2021	$9.67	(0.09)	3.06	2.97	—	(1.32)	(1.32)
Year Ended 7/31/2020	$8.71	(0.05)	1.71	1.66	—	(0.70)	(0.70)
Year Ended 7/31/2019	$9.67	(0.03)	0.28	0.25	—	(1.21)	(1.21)
Institutional Class
Year Ended 7/31/2023	$9.13	0.01	1.32	1.33	—	(0.87)	(0.87)
Year Ended 7/31/2022	$12.50	0.01	(0.63)	(0.62)	—	(2.75)	(2.75)
Year Ended 7/31/2021	$10.48	0.02	3.34	3.36	(0.02)	(1.32)	(1.34)
Year Ended 7/31/2020	$9.36	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.21	0.06	0.31	0.37	(0.01)	(1.21)	(1.22)
Institutional 2 Class
Year Ended 7/31/2023	$9.66	0.02	1.40	1.42	—	(0.87)	(0.87)
Year Ended 7/31/2022	$13.08	0.01	(0.68)	(0.67)	—	(2.75)	(2.75)
Year Ended 7/31/2021	$10.91	0.02	3.50	3.52	(0.03)	(1.32)	(1.35)
Year Ended 7/31/2020	$9.71	0.05	1.92	1.97	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.55	0.07	0.32	0.39	(0.02)	(1.21)	(1.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$9.34	17.08%	1.21%(c)	1.07%(c),(d)	(0.09%)	71%	$138,894
Year Ended 7/31/2022	$8.93	(8.64%)	1.17%(c)	1.07%(c),(d)	(0.16%)	71%	$129,906
Year Ended 7/31/2021	$12.30	34.51%	1.17%(c)	1.10%(c),(d)	(0.09%)	87%	$168,331
Year Ended 7/31/2020	$10.34	21.22%	1.17%	1.16%	0.16%	78%	$135,119
Year Ended 7/31/2019	$9.24	4.98%	1.17%	1.17%	0.37%	78%	$129,678
Advisor Class
Year Ended 7/31/2023	$9.53	17.25%	0.96%(c)	0.82%(c),(d)	0.17%	71%	$4,571
Year Ended 7/31/2022	$9.08	(8.42%)	0.92%(c)	0.82%(c),(d)	0.09%	71%	$6,624
Year Ended 7/31/2021	$12.45	34.98%	0.92%(c)	0.85%(c),(d)	0.16%	87%	$8,951
Year Ended 7/31/2020	$10.44	21.56%	0.92%	0.91%	0.41%	78%	$8,198
Year Ended 7/31/2019	$9.32	5.17%	0.92%	0.92%	0.62%	78%	$8,471
Class C
Year Ended 7/31/2023	$8.18	15.98%	1.96%(c)	1.82%(c),(d)	(0.84%)	71%	$8,089
Year Ended 7/31/2022	$8.01	(9.25%)	1.92%(c)	1.82%(c),(d)	(0.91%)	71%	$10,877
Year Ended 7/31/2021	$11.32	33.62%	1.92%(c)	1.85%(c),(d)	(0.84%)	87%	$16,557
Year Ended 7/31/2020	$9.67	20.29%	1.92%	1.91%	(0.59%)	78%	$15,962
Year Ended 7/31/2019	$8.71	4.19%	1.92%	1.92%	(0.38%)	78%	$17,964
Institutional Class
Year Ended 7/31/2023	$9.59	17.26%	0.96%(c)	0.82%(c),(d)	0.16%	71%	$41,402
Year Ended 7/31/2022	$9.13	(8.38%)	0.92%(c)	0.82%(c),(d)	0.09%	71%	$45,968
Year Ended 7/31/2021	$12.50	34.93%	0.92%(c)	0.85%(c),(d)	0.16%	87%	$59,164
Year Ended 7/31/2020	$10.48	21.46%	0.92%	0.91%	0.42%	78%	$66,065
Year Ended 7/31/2019	$9.36	5.26%	0.92%	0.92%	0.61%	78%	$86,537
Institutional 2 Class
Year Ended 7/31/2023	$10.21	17.25%	0.93%(c)	0.80%(c)	0.18%	71%	$3,413
Year Ended 7/31/2022	$9.66	(8.38%)	0.90%(c)	0.80%(c)	0.11%	71%	$3,718
Year Ended 7/31/2021	$13.08	35.00%	0.89%(c)	0.82%(c)	0.18%	87%	$4,879
Year Ended 7/31/2020	$10.91	21.59%	0.86%	0.85%	0.51%	78%	$4,611
Year Ended 7/31/2019	$9.71	5.27%	0.86%	0.85%	0.70%	78%	$10,235
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$9.28	0.02	1.34	1.36	—	(0.87)	(0.87)
Year Ended 7/31/2022	$12.66	0.02	(0.65)	(0.63)	—	(2.75)	(2.75)
Year Ended 7/31/2021	$10.60	0.02	3.39	3.41	(0.03)	(1.32)	(1.35)
Year Ended 7/31/2020	$9.46	0.05	1.86	1.91	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.31	0.07	0.31	0.38	(0.02)	(1.21)	(1.23)
Class R
Year Ended 7/31/2023	$8.84	(0.03)	1.26	1.23	—	(0.87)	(0.87)
Year Ended 7/31/2022	$12.21	(0.04)	(0.61)	(0.65)	—	(2.72)	(2.72)
Year Ended 7/31/2021	$10.34	(0.04)	3.27	3.23	(0.04)	(1.32)	(1.36)
Year Ended 7/31/2020	$9.24	(0.01)	1.83	1.82	(0.02)	(0.70)	(0.72)
Year Ended 7/31/2019	$10.13	0.01	0.31	0.32	—	(1.21)	(1.21)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$9.77	17.32%	0.88%(c)	0.74%(c)	0.24%	71%	$25,372
Year Ended 7/31/2022	$9.28	(8.32%)	0.83%(c)	0.74%(c)	0.13%	71%	$20,361
Year Ended 7/31/2021	$12.66	35.05%	0.82%(c)	0.77%(c)	0.20%	87%	$52,816
Year Ended 7/31/2020	$10.60	21.58%	0.81%	0.79%	0.53%	78%	$206,590
Year Ended 7/31/2019	$9.46	5.35%	0.80%	0.80%	0.75%	78%	$213,693
Class R
Year Ended 7/31/2023	$9.20	16.68%	1.46%(c)	1.32%(c),(d)	(0.35%)	71%	$787
Year Ended 7/31/2022	$8.84	(8.83%)	1.42%(c)	1.32%(c),(d)	(0.40%)	71%	$550
Year Ended 7/31/2021	$12.21	34.18%	1.42%(c)	1.35%(c),(d)	(0.34%)	87%	$594
Year Ended 7/31/2020	$10.34	20.93%	1.42%	1.41%	(0.07%)	78%	$651
Year Ended 7/31/2019	$9.24	4.74%	1.42%	1.42%	0.12%	78%	$1,197
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2023	19

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Disciplined Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Growth Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
July 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Disciplined Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	163,350*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	312,710

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	13,813
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,787,175

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Growth Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
July 31, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia Disciplined Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.09
Columbia Disciplined Growth Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
July 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $43,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	176,241
Class C	—	1.00(b)	778

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through November 30, 2023
Class A	1.07%
Advisor Class	0.82
Class C	1.82
Institutional Class	0.82
Institutional 2 Class	0.80
Institutional 3 Class	0.74
Class R	1.32
26	Columbia Disciplined Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, late-year ordinary losses, trustees’ deferred compensation, net operating loss reclassification, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
110,454	(258,789)	148,335
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	19,475,599	19,475,599	24,368,739	34,640,747	59,009,486
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	8,607,015	—	104,246,018
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
118,408,276	105,903,651	(1,657,633)	104,246,018
Columbia Disciplined Growth Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
July 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
33,421	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $137,815,320 and $163,210,341, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured
28	Columbia Disciplined Growth Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Disciplined Growth Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
July 31, 2023
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 56.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30	Columbia Disciplined Growth Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Growth Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Growth Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Capital gain dividend
$9,389,174
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Disciplined Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Disciplined Growth Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
34	Columbia Disciplined Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Disciplined Growth Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Disciplined Growth Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Disciplined Growth Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Disciplined Growth Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Disciplined Growth Fund | Annual Report 2023	39

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund.  The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
40	Columbia Disciplined Growth Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.  The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Disciplined Growth Fund | Annual Report 2023	41

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Columbia Disciplined Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN178_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Disciplined Core Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	12.41	10.46	11.72
	Including sales charges		5.94	9.15	11.07
Advisor Class		03/19/13	12.77	10.74	12.01
Class C	Excluding sales charges	04/24/03	11.57	9.63	10.88
	Including sales charges		10.57	9.63	10.88
Institutional Class		09/27/10	12.68	10.73	12.00
Institutional 2 Class		12/11/06	12.76	10.75	12.07
Institutional 3 Class*		06/01/15	12.74	10.82	12.03
Class R		12/11/06	12.14	10.18	11.44
S&P 500 Index			13.02	12.20	12.66
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Core Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2023)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2023)
Communication Services	9.2
Consumer Discretionary	10.9
Consumer Staples	6.5
Energy	4.6
Financials	12.1
Health Care	12.7
Industrials	8.2
Information Technology	28.5
Materials	2.8
Real Estate	2.4
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Core Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Disciplined Core Fund returned 12.41% excluding sales charges. The Fund’s benchmark, the S&P 500 Index, returned 13.02% for the same time period.
Market overview
For the 12 months ended July 31, 2023, the broad U.S. equity market, as measured by the S&P 500 Index, delivered a gain of 13.02%. The period was marked by continued concerns about a future economic slowdown, amplified by a series of rate hikes by the U.S. Federal Reserve (Fed) that tapered from aggressive to more measured by period-end to tame stubborn inflation. Momentum picked up as the period progressed as better-than-feared earnings drove equity gains. The period, however, was far from smooth.
In March, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 2023 meeting the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed.  Through July 2023, the rate of year-over-year U.S. inflation had decelerated to 3.2%, a meaningful reduction from the four decade high of 9.1% in June 2022, though still higher than the Fed’s 2% inflation target. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range.
Sentiment remained quite positive through the latter months of the period, as the Fed slowed its pace of rate hikes in response to cooling inflation. Investors were further encouraged by the fact that economic growth and corporate earnings — while slowing — did not decline to the extent that the markets had anticipated in late 2022. These factors combined to fuel an impressive gain for equities, but the majority of the positive return was generated by a small group of mega-cap technology-related stocks. Much of the relative strength in this area came from companies expected to benefit from the evolution of artificial intelligence (AI). The growth style strongly outpaced value as a result, with returns of 17.31% and 8.28%, respectively, for the Russell 1000 Growth Index and the Russell 1000 Value Index. The small-cap Russell 2000 Index, which is less influenced by AI-related trends and is more sensitive to concerns about the banking sector, returned 7.91% but was unable to keep pace with the rally in large caps.
We divide the metrics for our stock selection model into three broad themes: quality, valuation, and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon an aggregation of the metrics within these themes. We followed our portfolio construction process that allocates capital to the models’ ideas while integrating risk management. Changes in individual security positions during the annual period were primarily the result of the Fund’s bottom-up stock selection process. While there were some changes in sector allocations over time, all changes were quite modest, as we maintained our sector neutral investment approach.
The Fund’s notable detractors during the period
•	Within our stock selection model, stocks ranked high by our catalyst theme were out of favor during the annual period.
•	Health care was the area of largest detraction for the Fund during the period, both on an absolute basis and relative to its benchmark. The sector delivered negative performance for the Fund.
•	The Fund’s holdings in the real estate and utilities sectors delivered negative results for the Fund, though the Fund did outperform the benchmark in the utilities sector.
•	Relative to the benchmark, the Fund underperformed in the information technology, financials and materials sectors.
•	The top individual detractors from Fund performance versus the benchmark during the period included semiconductor company NVIDIA Corp. (due to an underweight position), pharmaceutical company Pfizer and financial services company State Street Corp.
Columbia Disciplined Core Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	At the style level, stocks ranked high by our quality and valuation themes were in favor during the annual period.
•	The Fund’s holdings in the information technology, consumer discretionary, communication services, energy and industrials sector delivered strong absolute performance. The Fund outperformed its benchmark in all mentioned sectors with the exception of information technology.
•	The top individual contributors to Fund performance relative to the benchmark included social media platform and Facebook parent Meta Platforms, homebuilder PulteGroup, Inc. and software company Adobe Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Core Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,124.60	1,019.98	5.11	4.86	0.97
Advisor Class	1,000.00	1,000.00	1,126.10	1,021.22	3.80	3.61	0.72
Class C	1,000.00	1,000.00	1,119.70	1,016.27	9.04	8.60	1.72
Institutional Class	1,000.00	1,000.00	1,126.10	1,021.22	3.80	3.61	0.72
Institutional 2 Class	1,000.00	1,000.00	1,125.90	1,021.27	3.74	3.56	0.71
Institutional 3 Class	1,000.00	1,000.00	1,125.80	1,021.52	3.48	3.31	0.66
Class R	1,000.00	1,000.00	1,123.00	1,018.74	6.42	6.11	1.22
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Disciplined Core Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 9.1%
Entertainment 0.4%
Electronic Arts, Inc.	130,828	17,838,398
Interactive Media & Services 8.4%
Alphabet, Inc., Class A(a)	1,695,556	225,034,192
Meta Platforms, Inc., Class A(a)	422,764	134,692,610
Total		359,726,802
Media 0.3%
Fox Corp., Class A	364,402	12,189,247
Total Communication Services		389,754,447
Consumer Discretionary 10.8%
Automobiles 0.9%
Tesla, Inc.(a)	145,709	38,966,958
Broadline Retail 2.0%
Amazon.com, Inc.(a)	521,607	69,728,424
Etsy, Inc.(a)	135,287	13,751,923
Total		83,480,347
Hotels, Restaurants & Leisure 2.7%
Booking Holdings, Inc.(a)	15,819	46,995,085
Expedia Group, Inc.(a)	370,497	45,396,998
MGM Resorts International	445,455	22,615,750
Total		115,007,833
Household Durables 2.0%
Lennar Corp., Class A	393,905	49,958,971
PulteGroup, Inc.	445,964	37,634,902
Total		87,593,873
Specialty Retail 3.2%
Bath & Body Works, Inc.	156,081	5,784,362
Best Buy Co., Inc.	308,891	25,653,398
O’Reilly Automotive, Inc.(a)	67,910	62,870,399
TJX Companies, Inc. (The)	502,801	43,507,370
Total		137,815,529
Total Consumer Discretionary		462,864,540
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 6.4%
Consumer Staples Distribution & Retail 2.3%
Kroger Co. (The)	127,549	6,203,984
Walmart, Inc.	572,656	91,544,788
Total		97,748,772
Food Products 2.1%
Archer-Daniels-Midland Co.	813,580	69,121,757
General Mills, Inc.	290,190	21,688,800
Total		90,810,557
Household Products 0.3%
Procter & Gamble Co. (The)	75,387	11,782,988
Tobacco 1.7%
Altria Group, Inc.	1,665,339	75,639,697
Total Consumer Staples		275,982,014
Energy 4.5%
Oil, Gas & Consumable Fuels 4.5%
Exxon Mobil Corp.	768,146	82,375,977
Marathon Petroleum Corp.	417,742	55,568,041
Valero Energy Corp.	444,577	57,310,421
Total		195,254,439
Total Energy		195,254,439
Financials 11.9%
Banks 2.3%
Citigroup, Inc.	1,135,510	54,118,407
Wells Fargo & Co.	961,999	44,405,874
Total		98,524,281
Capital Markets 3.7%
CME Group, Inc.	77,517	15,422,782
Morgan Stanley	861,512	78,880,039
State Street Corp.	875,937	63,452,876
Total		157,755,697
Consumer Finance 0.7%
Synchrony Financial	836,234	28,883,522
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 2.2%
MasterCard, Inc., Class A	132,853	52,381,281
Visa, Inc., Class A	179,694	42,718,655
Total		95,099,936
Insurance 3.0%
Lincoln National Corp.	197,040	5,525,002
Marsh & McLennan Companies, Inc.	418,274	78,811,187
MetLife, Inc.	755,689	47,585,736
Total		131,921,925
Total Financials		512,185,361
Health Care 12.5%
Biotechnology 2.3%
AbbVie, Inc.	257,860	38,570,699
Amgen, Inc.	15,015	3,515,762
BioMarin Pharmaceutical, Inc.(a)	129,697	11,404,257
Regeneron Pharmaceuticals, Inc.(a)	27,686	20,540,520
Vertex Pharmaceuticals, Inc.(a)	68,793	24,238,526
Total		98,269,764
Health Care Equipment & Supplies 3.1%
Abbott Laboratories	552,590	61,519,845
Align Technology, Inc.(a)	32,221	12,175,994
Hologic, Inc.(a)	735,948	58,448,990
Total		132,144,829
Health Care Providers & Services 3.0%
Cardinal Health, Inc.	749,332	68,541,398
Centene Corp.(a)	155,552	10,591,536
CVS Health Corp.	421,077	31,450,241
Humana, Inc.	37,971	17,346,292
Total		127,929,467
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	1,271,488	79,073,838
Pfizer, Inc.	1,826,764	65,873,110
Viatris, Inc.	3,238,875	34,105,354
Total		179,052,302
Total Health Care		537,396,362
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 8.1%
Aerospace & Defense 2.1%
Lockheed Martin Corp.	149,555	66,756,865
Textron, Inc.	301,588	23,454,499
Total		90,211,364
Air Freight & Logistics 0.5%
Expeditors International of Washington, Inc.	77,800	9,903,940
United Parcel Service, Inc., Class B	54,804	10,255,473
Total		20,159,413
Building Products 0.3%
Masco Corp.	208,704	12,664,159
Commercial Services & Supplies 0.4%
Cintas Corp.	33,162	16,648,650
Ground Transportation 0.4%
CSX Corp.	580,470	19,341,260
Machinery 2.9%
Caterpillar, Inc.	221,967	58,858,989
Parker-Hannifin Corp.	160,752	65,909,928
Total		124,768,917
Passenger Airlines 0.1%
United Airlines Holdings, Inc.(a)	116,700	6,337,977
Professional Services 1.4%
Automatic Data Processing, Inc.	236,037	58,362,509
Total Industrials		348,494,249
Information Technology 28.0%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,767,827	91,997,717
Semiconductors & Semiconductor Equipment 6.7%
Advanced Micro Devices, Inc.(a)	272,290	31,149,976
Applied Materials, Inc.	58,261	8,831,785
Lam Research Corp.	130,811	93,986,395
NVIDIA Corp.	145,475	67,979,013
QUALCOMM, Inc.	659,265	87,135,055
Total		289,082,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 11.4%
Adobe, Inc.(a)	185,364	101,240,256
Autodesk, Inc.(a)	311,477	66,030,009
Fortinet, Inc.(a)	809,557	62,918,770
Microsoft Corp.(b)	770,653	258,877,756
Total		489,066,791
Technology Hardware, Storage & Peripherals 7.8%
Apple, Inc.	1,709,590	335,848,956
Total Information Technology		1,205,995,688
Materials 2.7%
Chemicals 1.4%
CF Industries Holdings, Inc.	274,458	22,527,513
Mosaic Co. (The)	956,635	38,992,442
Total		61,519,955
Metals & Mining 1.3%
Nucor Corp.	192,184	33,072,944
Steel Dynamics, Inc.	202,415	21,573,391
Total		54,646,335
Total Materials		116,166,290
Real Estate 2.3%
Hotel & Resort REITs 0.6%
Host Hotels & Resorts, Inc.	1,406,017	25,870,713
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialized REITs 1.7%
SBA Communications Corp.	309,134	67,684,889
Weyerhaeuser Co.	185,516	6,318,675
Total		74,003,564
Total Real Estate		99,874,277
Utilities 2.1%
Electric Utilities 2.1%
American Electric Power Co., Inc.	681,160	57,721,498
Evergy, Inc.	522,448	31,331,207
Total		89,052,705
Total Utilities		89,052,705
Total Common Stocks (Cost $2,909,885,346)		4,233,020,372

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(c),(d)	67,848,595	67,821,456
Total Money Market Funds (Cost $67,816,183)		67,821,456
Total Investments in Securities (Cost: $2,977,701,529)		4,300,841,828
Other Assets & Liabilities, Net		1,784,678
Net Assets		4,302,626,506

At July 31, 2023, securities and/or cash totaling $7,054,320 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	333	09/2023	USD	76,831,425	4,255,773	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.408%
	24,692,126	478,531,556	(435,407,164)	4,938	67,821,456	(9,515)	2,260,047	67,848,595
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	389,754,447	—	—	389,754,447
Consumer Discretionary	462,864,540	—	—	462,864,540
Consumer Staples	275,982,014	—	—	275,982,014
Energy	195,254,439	—	—	195,254,439
Financials	512,185,361	—	—	512,185,361
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	537,396,362	—	—	537,396,362
Industrials	348,494,249	—	—	348,494,249
Information Technology	1,205,995,688	—	—	1,205,995,688
Materials	116,166,290	—	—	116,166,290
Real Estate	99,874,277	—	—	99,874,277
Utilities	89,052,705	—	—	89,052,705
Total Common Stocks	4,233,020,372	—	—	4,233,020,372
Money Market Funds	67,821,456	—	—	67,821,456
Total Investments in Securities	4,300,841,828	—	—	4,300,841,828
Investments in Derivatives
Asset
Futures Contracts	4,255,773	—	—	4,255,773
Total	4,305,097,601	—	—	4,305,097,601
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,909,885,346)	$4,233,020,372
Affiliated issuers (cost $67,816,183)	67,821,456
Receivable for:
Investments sold	42,001,087
Capital shares sold	175,444
Dividends	4,836,950
Variation margin for futures contracts	133,200
Prepaid expenses	35,942
Total assets	4,348,024,451
Liabilities
Payable for:
Investments purchased	41,508,315
Capital shares redeemed	2,839,514
Management services fees	222,130
Distribution and/or service fees	81,698
Transfer agent fees	243,686
Trustees’ fees	399,295
Other expenses	103,307
Total liabilities	45,397,945
Net assets applicable to outstanding capital stock	$4,302,626,506
Represented by
Paid in capital	2,873,941,152
Total distributable earnings (loss)	1,428,685,354
Total - representing net assets applicable to outstanding capital stock	$4,302,626,506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
July 31, 2023
Class A
Net assets	$3,874,178,089
Shares outstanding	293,941,527
Net asset value per share	$13.18
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.98
Advisor Class
Net assets	$13,148,204
Shares outstanding	981,359
Net asset value per share	$13.40
Class C
Net assets	$25,952,005
Shares outstanding	2,039,959
Net asset value per share	$12.72
Institutional Class
Net assets	$299,863,844
Shares outstanding	22,527,862
Net asset value per share	$13.31
Institutional 2 Class
Net assets	$38,426,342
Shares outstanding	2,902,982
Net asset value per share	$13.24
Institutional 3 Class
Net assets	$49,195,715
Shares outstanding	3,690,467
Net asset value per share	$13.33
Class R
Net assets	$1,862,307
Shares outstanding	141,650
Net asset value per share	$13.15
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Annual Report 2023

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$66,885,506
Dividends — affiliated issuers	2,260,047
Total income	69,145,553
Expenses:
Management services fees	25,348,672
Distribution and/or service fees
Class A	8,987,814
Class C	260,646
Class R	9,863
Transfer agent fees
Class A	2,548,475
Advisor Class	8,612
Class C	18,496
Institutional Class	200,609
Institutional 2 Class	19,319
Institutional 3 Class	3,681
Class R	1,400
Trustees’ fees	128,900
Custodian fees	26,812
Printing and postage fees	210,549
Registration fees	142,184
Accounting services fees	30,090
Legal fees	66,887
Interest on collateral	1,807
Compensation of chief compliance officer	749
Other	71,710
Total expenses	38,087,275
Expense reduction	(1,260)
Total net expenses	38,086,015
Net investment income	31,059,538
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	126,455,156
Investments — affiliated issuers	(9,515)
Futures contracts	4,198,535
Net realized gain	130,644,176
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	305,241,450
Investments — affiliated issuers	4,938
Futures contracts	3,289,060
Net change in unrealized appreciation (depreciation)	308,535,448
Net realized and unrealized gain	439,179,624
Net increase in net assets resulting from operations	$470,239,162
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$31,059,538	$30,775,872
Net realized gain	130,644,176	403,055,604
Net change in unrealized appreciation (depreciation)	308,535,448	(652,789,553)
Net increase (decrease) in net assets resulting from operations	470,239,162	(218,958,077)
Distributions to shareholders
Net investment income and net realized gains
Class A	(242,551,712)	(692,132,525)
Advisor Class	(737,867)	(2,863,254)
Class C	(1,679,126)	(6,031,632)
Institutional Class	(19,735,811)	(56,018,241)
Institutional 2 Class	(2,443,292)	(6,208,973)
Institutional 3 Class	(3,945,265)	(11,003,365)
Class R	(122,815)	(440,311)
Total distributions to shareholders	(271,215,888)	(774,698,301)
Increase (decrease) in net assets from capital stock activity	(141,838,629)	332,266,138
Total increase (decrease) in net assets	57,184,645	(661,390,240)
Net assets at beginning of year	4,245,441,861	4,906,832,101
Net assets at end of year	$4,302,626,506	$4,245,441,861
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	2,616,889	30,941,030	2,963,146	41,708,775
Distributions reinvested	21,323,200	239,672,770	48,587,824	684,116,562
Shares redeemed	(31,295,522)	(369,858,259)	(30,290,069)	(422,979,498)
Net increase (decrease)	(7,355,433)	(99,244,459)	21,260,901	302,845,839
Advisor Class
Shares sold	176,902	2,115,424	146,587	2,083,803
Distributions reinvested	64,407	734,886	200,181	2,858,586
Shares redeemed	(447,879)	(5,412,624)	(319,196)	(4,436,324)
Net increase (decrease)	(206,570)	(2,562,314)	27,572	506,065
Class C
Shares sold	296,287	3,408,151	360,511	5,002,715
Distributions reinvested	151,607	1,652,520	433,396	5,933,190
Shares redeemed	(900,734)	(10,321,849)	(896,827)	(12,190,740)
Net decrease	(452,840)	(5,261,178)	(102,920)	(1,254,835)
Institutional Class
Shares sold	4,199,531	50,092,237	4,517,590	63,256,343
Distributions reinvested	1,690,884	19,157,715	3,817,819	54,174,850
Shares redeemed	(7,790,036)	(92,993,358)	(6,166,310)	(87,020,755)
Net increase (decrease)	(1,899,621)	(23,743,406)	2,169,099	30,410,438
Institutional 2 Class
Shares sold	580,293	6,913,661	624,457	9,007,849
Distributions reinvested	213,471	2,405,812	431,796	6,096,959
Shares redeemed	(654,017)	(7,673,186)	(1,137,842)	(16,860,871)
Net increase (decrease)	139,747	1,646,287	(81,589)	(1,756,063)
Institutional 3 Class
Shares sold	497,394	5,915,109	493,022	6,979,017
Distributions reinvested	341,312	3,870,474	762,919	10,841,083
Shares redeemed	(1,807,460)	(21,686,404)	(1,129,567)	(16,510,747)
Net increase (decrease)	(968,754)	(11,900,821)	126,374	1,309,353
Class R
Shares sold	26,213	308,341	37,659	518,119
Distributions reinvested	10,824	121,557	30,011	422,248
Shares redeemed	(97,082)	(1,202,636)	(52,786)	(735,026)
Net increase (decrease)	(60,045)	(772,738)	14,884	205,341
Total net increase (decrease)	(10,803,516)	(141,838,629)	23,414,321	332,266,138
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$12.59	0.09	1.33	1.42	(0.09)	(0.74)	(0.83)
Year Ended 7/31/2022	$15.64	0.09	(0.60)	(0.51)	(0.12)	(2.42)	(2.54)
Year Ended 7/31/2021	$12.09	0.12	4.07	4.19	(0.13)	(0.51)	(0.64)
Year Ended 7/31/2020	$12.26	0.14	0.90	1.04	(0.15)	(1.06)	(1.21)
Year Ended 7/31/2019	$12.76	0.14	0.27	0.41	(0.11)	(0.80)	(0.91)
Advisor Class
Year Ended 7/31/2023	$12.78	0.12	1.36	1.48	(0.12)	(0.74)	(0.86)
Year Ended 7/31/2022	$15.84	0.13	(0.62)	(0.49)	(0.15)	(2.42)	(2.57)
Year Ended 7/31/2021	$12.24	0.16	4.11	4.27	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.40	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.89	0.17	0.28	0.45	(0.14)	(0.80)	(0.94)
Class C
Year Ended 7/31/2023	$12.18	0.00	1.28	1.28	—	(0.74)	(0.74)
Year Ended 7/31/2022	$15.20	(0.02)	(0.58)	(0.60)	(0.00)(e)	(2.42)	(2.42)
Year Ended 7/31/2021	$11.77	0.02	3.96	3.98	(0.04)	(0.51)	(0.55)
Year Ended 7/31/2020	$11.97	0.05	0.87	0.92	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2019	$12.47	0.05	0.27	0.32	(0.02)	(0.80)	(0.82)
Institutional Class
Year Ended 7/31/2023	$12.71	0.12	1.34	1.46	(0.12)	(0.74)	(0.86)
Year Ended 7/31/2022	$15.76	0.13	(0.61)	(0.48)	(0.15)	(2.42)	(2.57)
Year Ended 7/31/2021	$12.18	0.15	4.10	4.25	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.34	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.84	0.17	0.27	0.44	(0.14)	(0.80)	(0.94)
Institutional 2 Class
Year Ended 7/31/2023	$12.64	0.12	1.34	1.46	(0.12)	(0.74)	(0.86)
Year Ended 7/31/2022	$15.69	0.13	(0.60)	(0.47)	(0.16)	(2.42)	(2.58)
Year Ended 7/31/2021	$12.13	0.16	4.07	4.23	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.30	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.80	0.17	0.28	0.45	(0.15)	(0.80)	(0.95)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$13.18	12.41%	0.97%(c)	0.97%(c),(d)	0.76%	50%	$3,874,178
Year Ended 7/31/2022	$12.59	(5.00%)	0.95%(c)	0.95%(c),(d)	0.64%	48%	$3,792,747
Year Ended 7/31/2021	$15.64	35.98%	0.97%(c)	0.97%(c),(d)	0.88%	69%	$4,379,045
Year Ended 7/31/2020	$12.09	8.86%	0.98%	0.98%(d)	1.18%	65%	$3,530,283
Year Ended 7/31/2019	$12.26	4.01%	0.98%	0.98%	1.16%	75%	$3,602,298
Advisor Class
Year Ended 7/31/2023	$13.40	12.77%	0.72%(c)	0.72%(c),(d)	1.00%	50%	$13,148
Year Ended 7/31/2022	$12.78	(4.78%)	0.70%(c)	0.70%(c),(d)	0.89%	48%	$15,186
Year Ended 7/31/2021	$15.84	36.25%	0.72%(c)	0.72%(c),(d)	1.13%	69%	$18,382
Year Ended 7/31/2020	$12.24	9.11%	0.73%	0.73%(d)	1.44%	65%	$14,050
Year Ended 7/31/2019	$12.40	4.33%	0.74%	0.74%	1.38%	75%	$17,613
Class C
Year Ended 7/31/2023	$12.72	11.57%	1.72%(c)	1.72%(c),(d)	0.01%	50%	$25,952
Year Ended 7/31/2022	$12.18	(5.69%)	1.70%(c)	1.70%(c),(d)	(0.11%)	48%	$30,361
Year Ended 7/31/2021	$15.20	34.98%	1.72%(c)	1.72%(c),(d)	0.13%	69%	$39,464
Year Ended 7/31/2020	$11.77	8.00%	1.73%	1.73%(d)	0.43%	65%	$41,003
Year Ended 7/31/2019	$11.97	3.23%	1.73%	1.73%	0.42%	75%	$50,697
Institutional Class
Year Ended 7/31/2023	$13.31	12.68%	0.72%(c)	0.72%(c),(d)	1.01%	50%	$299,864
Year Ended 7/31/2022	$12.71	(4.73%)	0.70%(c)	0.70%(c),(d)	0.89%	48%	$310,399
Year Ended 7/31/2021	$15.76	36.26%	0.72%(c)	0.72%(c),(d)	1.14%	69%	$350,842
Year Ended 7/31/2020	$12.18	9.16%	0.73%	0.73%(d)	1.43%	65%	$437,928
Year Ended 7/31/2019	$12.34	4.26%	0.74%	0.74%	1.42%	75%	$493,840
Institutional 2 Class
Year Ended 7/31/2023	$13.24	12.76%	0.71%(c)	0.71%(c)	1.02%	50%	$38,426
Year Ended 7/31/2022	$12.64	(4.74%)	0.70%(c)	0.70%(c)	0.89%	48%	$34,927
Year Ended 7/31/2021	$15.69	36.28%	0.70%(c)	0.70%(c)	1.15%	69%	$44,645
Year Ended 7/31/2020	$12.13	9.15%	0.70%	0.70%	1.50%	65%	$31,437
Year Ended 7/31/2019	$12.30	4.31%	0.70%	0.70%	1.44%	75%	$53,464
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$12.73	0.13	1.34	1.47	(0.13)	(0.74)	(0.87)
Year Ended 7/31/2022	$15.78	0.13	(0.60)	(0.47)	(0.16)	(2.42)	(2.58)
Year Ended 7/31/2021	$12.19	0.16	4.11	4.27	(0.17)	(0.51)	(0.68)
Year Ended 7/31/2020	$12.36	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.85	0.18	0.28	0.46	(0.15)	(0.80)	(0.95)
Class R
Year Ended 7/31/2023	$12.56	0.06	1.33	1.39	(0.06)	(0.74)	(0.80)
Year Ended 7/31/2022	$15.60	0.05	(0.59)	(0.54)	(0.08)	(2.42)	(2.50)
Year Ended 7/31/2021	$12.07	0.08	4.06	4.14	(0.10)	(0.51)	(0.61)
Year Ended 7/31/2020	$12.24	0.11	0.90	1.01	(0.12)	(1.06)	(1.18)
Year Ended 7/31/2019	$12.74	0.11	0.27	0.38	(0.08)	(0.80)	(0.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Core Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$13.33	12.74%	0.66%(c)	0.66%(c)	1.08%	50%	$49,196
Year Ended 7/31/2022	$12.73	(4.66%)	0.64%(c)	0.64%(c)	0.95%	48%	$59,290
Year Ended 7/31/2021	$15.78	36.41%	0.64%(c)	0.64%(c)	1.20%	69%	$71,539
Year Ended 7/31/2020	$12.19	9.15%	0.65%	0.65%	1.50%	65%	$380,482
Year Ended 7/31/2019	$12.36	4.43%	0.65%	0.65%	1.50%	75%	$280,889
Class R
Year Ended 7/31/2023	$13.15	12.14%	1.22%(c)	1.22%(c),(d)	0.50%	50%	$1,862
Year Ended 7/31/2022	$12.56	(5.19%)	1.20%(c)	1.20%(c),(d)	0.39%	48%	$2,532
Year Ended 7/31/2021	$15.60	35.56%	1.22%(c)	1.22%(c),(d)	0.63%	69%	$2,915
Year Ended 7/31/2020	$12.07	8.62%	1.23%	1.23%(d)	0.94%	65%	$2,804
Year Ended 7/31/2019	$12.24	3.73%	1.23%	1.23%	0.92%	75%	$4,398
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2023	21

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Disciplined Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Core Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
July 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,255,773*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,198,535

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	3,289,060
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	62,972,325

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Core Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
July 31, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
26	Columbia Disciplined Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Disciplined Core Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
July 31, 2023
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.07
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,260.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,065,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	462,019
Class C	—	1.00(b)	1,629

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Disciplined Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	0.97%	1.02%
Advisor Class	0.72	0.77
Class C	1.72	1.77
Institutional Class	0.72	0.77
Institutional 2 Class	0.71	0.76
Institutional 3 Class	0.66	0.72
Class R	1.22	1.27
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
—	(1)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
28,646,246	242,569,642	271,215,888	303,618,480	471,079,821	774,698,301
Columbia Disciplined Core Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
July 31, 2023
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
17,521,246	97,569,360	—	1,313,991,831
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,991,105,770	1,382,754,303	(68,762,472)	1,313,991,831
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,989,024,805 and $2,403,545,393, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2023.
30	Columbia Disciplined Core Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
Columbia Disciplined Core Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
July 31, 2023
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 80.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32	Columbia Disciplined Core Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Core Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Core Fund | Annual Report 2023	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
92.68%	92.19%	1.57%	$103,878,866
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
34	Columbia Disciplined Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Disciplined Core Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
36	Columbia Disciplined Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Columbia Disciplined Core Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
38	Columbia Disciplined Core Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Columbia Disciplined Core Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40	Columbia Disciplined Core Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Disciplined Core Fund | Annual Report 2023	41

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
42	Columbia Disciplined Core Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Disciplined Core Fund | Annual Report 2023	43

Columbia Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN177_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Income Opportunities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Income Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	3.05	2.63	3.37
	Including sales charges		-1.84	1.63	2.87
Advisor Class		11/08/12	3.32	2.89	3.63
Class C	Excluding sales charges	06/19/03	2.28	1.85	2.60
	Including sales charges		1.30	1.85	2.60
Institutional Class		09/27/10	3.32	2.89	3.63
Institutional 2 Class		11/08/12	3.27	2.97	3.72
Institutional 3 Class		03/07/11	3.44	3.02	3.78
Class R		09/27/10	2.80	2.37	3.11
ICE BofA BB-B US Cash Pay High Yield Constrained Index			3.56	3.42	4.29
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Effective July 1, 2022 the ICE BofA BB-B US Cash Pay High Yield Constrained Index includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Income Opportunities Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2023)
Common Stocks	0.0(a)
Convertible Bonds	0.9
Corporate Bonds & Notes	92.5
Foreign Government Obligations	0.6
Money Market Funds	2.8
Senior Loans	3.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2023)
BBB rating	2.9
BB rating	43.7
B rating	48.6
CCC rating	4.4
Not rated	0.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Income Opportunities Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Income Opportunities Fund returned 3.05% excluding sales charges. The Fund’s benchmark, the unmanaged ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned 3.56% for the same period.
Market Overview
The positive return for high-yield corporate bonds for the 12 months ended July 31, 2023 was entirely driven by coupon income as prices declined modestly. Inflation data, U.S. Federal Reserve (Fed) interest rate increases and accompanying commentary, a regional banking crisis, and a congressional standoff on the U.S. debt ceiling all contributed to market volatility. Persistently high inflation data drove expectations for accelerated Fed policy tightening, and higher U.S. Treasury rates were the primary headwind to total returns for fixed-income assets generally. The yield on the 10-year Treasury ended the period at 3.97%, an increase of 130 basis points relative to its starting point of 2.67% 12 months earlier. (A basis point is 1/100 of a percent.)
High-yield corporate bond spreads traded in a relatively wide range as investors speculated as to whether the Fed would be able to rein in inflation without throwing the economy into recession. However, spreads ultimately narrowed for the 12 months as investor concerns around slowing growth, the ability of corporations and consumers to withstand the Fed’s ongoing tightening, the banking crisis, and debt ceiling negotiations subsided.
The broader high-yield corporate bond market as gauged by the ICE BofA US Cash Pay High Yield Constrained Index returned 4.16% over the twelve months ended July 31, 2023. Higher quality issuers, such as those in the Fund’s benchmark, underperformed, with BB, B and CCC-rated issues returning 2.58%, 4.86% and 8.66%, respectively, as credit sentiment strengthened over the period.
The Fund’s most notable detractors
•	Detractors from relative performance included security selection within cable & satellite TV and health services, as well as an overweight allocation to electric utility-generation.
•	Selection within cable & satellite TV lagged primarily due to an overweight allocation to Dish Network Corp.
•	Within health services, a mix of overweight and underweight allocations across several issuers including Radiology Partners, DaVita, Inc., Syneos Health, Inc. and Owens & Minor, Inc. weighed on relative performance.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance during the period, relative to the benchmark, were driven primarily by security selection.
•	In sector terms, security selection was most additive within support services, metals & mining, and telecommunications-wirelines.
○	Within support services, overweight positions in several outperforming issuers drove contributions, including Cengage Learning, Inc., Uber Technologies, Inc., IAA Spinco, Inc. and Ascend Learning LLC.
○	An overweight allocation to HudBay Minerals, Inc. was the primary driver of positive results within metals & mining.
○	By contrast, positive contributions within wirelines were led by an underweight allocation to Lumen Technologies, Inc.
•	Selection was modestly positive across several additional sectors including beverages, specialty retail, technology hardware & equipment, and food-wholesale, with contributions spread across a range of issuers.
•	From an industry allocation perspective, overweight allocations to media content and midstream issuers within gas distribution were notable contributors.
•	The Fund held an allocation of just under 3.6% on average in out-of-benchmark CCC-rated issuers, contributing to relative return as lower quality issuers outperformed over the period. As a reminder, the Fund is not a forced seller of downgraded issues and will continue to hold high conviction names.
Columbia Income Opportunities Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Income Opportunities Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.50	1,020.03	4.82	4.81	0.96
Advisor Class	1,000.00	1,000.00	1,024.80	1,021.27	3.56	3.56	0.71
Class C	1,000.00	1,000.00	1,019.70	1,016.31	8.56	8.55	1.71
Institutional Class	1,000.00	1,000.00	1,024.80	1,021.27	3.56	3.56	0.71
Institutional 2 Class	1,000.00	1,000.00	1,025.10	1,021.62	3.21	3.21	0.64
Institutional 3 Class	1,000.00	1,000.00	1,025.30	1,021.87	2.96	2.96	0.59
Class R	1,000.00	1,000.00	1,022.20	1,018.79	6.07	6.06	1.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Income Opportunities Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	275,078	0
Telesat Corp.(b)	101	953
Ziff Davis Holdings, Inc.(a),(b),(c)	6,107	61
Total		1,014
Total Communication Services		1,014
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	581	89,916
Total Consumer Discretionary		89,916
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.(b)	1,298	7,684
Total Industrials		7,684
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		98,614

Convertible Bonds 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.9%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	11,781,000	6,532,565
Total Convertible Bonds (Cost $10,053,866)			6,532,565

Corporate Bonds & Notes 91.4%

Aerospace & Defense 1.5%
Bombardier, Inc.(d)
03/15/2025	7.500%	207,000	208,042
04/15/2027	7.875%	1,135,000	1,132,384
Spirit AeroSystems, Inc.(d)
11/30/2029	9.375%	967,000	1,036,077
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(d)
03/15/2026	6.250%	6,335,000	6,305,268
08/15/2028	6.750%	1,712,000	1,720,291
Total			10,402,062
Airlines 2.2%
Air Canada(d)
08/15/2026	3.875%	2,026,000	1,882,645
American Airlines, Inc.(d)
07/15/2025	11.750%	807,000	889,613
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
04/20/2026	5.500%	6,173,146	6,082,571
04/20/2029	5.750%	1,327,830	1,287,105
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d)
01/20/2026	5.750%	2,429,634	2,294,401
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	3,417,457	3,419,284
Total			15,855,619
Automotive 3.4%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	1,087,000	1,060,718
Clarios Global LP(d)
05/15/2025	6.750%	1,239,000	1,240,769
Ford Motor Co.
02/12/2032	3.250%	1,627,000	1,285,637
01/15/2043	4.750%	899,000	703,536
Ford Motor Credit Co. LLC
03/18/2024	5.584%	1,920,000	1,907,871
11/01/2024	4.063%	1,439,000	1,395,047
06/16/2025	5.125%	2,268,000	2,208,654
11/13/2025	3.375%	123,000	115,006
01/08/2026	4.389%	1,730,000	1,643,260
05/28/2027	4.950%	707,000	671,198
08/17/2027	4.125%	3,098,000	2,835,153
11/04/2027	7.350%	1,280,000	1,315,294
02/10/2029	2.900%	1,363,000	1,138,549
06/10/2030	7.200%	1,040,000	1,068,423
11/13/2030	4.000%	1,780,000	1,532,318
IHO Verwaltungs GmbH(d),(e)
09/15/2026	4.750%	1,551,000	1,434,829
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2027	8.500%	1,881,000	1,904,512
ZF North America Capital, Inc.(d)
04/14/2030	7.125%	922,000	948,546
Total			24,409,320
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.2%
Ally Financial, Inc.
05/21/2024	3.875%	548,000	536,782
Subordinated
11/20/2025	5.750%	967,000	937,815
Total			1,474,597
Brokerage/Asset Managers/Exchanges 1.4%
AG Issuer LLC(d)
03/01/2028	6.250%	104,000	100,413
AG TTMT Escrow Issuer LLC(d)
09/30/2027	8.625%	2,636,000	2,718,703
NFP Corp.(d)
08/15/2028	4.875%	5,630,000	5,094,576
10/01/2030	7.500%	2,070,000	2,031,119
Total			9,944,811
Building Materials 1.3%
American Builders & Contractors Supply Co., Inc.(d)
01/15/2028	4.000%	2,090,000	1,915,466
Beacon Roofing Supply, Inc.(d)
11/15/2026	4.500%	3,525,000	3,361,750
08/01/2030	6.500%	842,000	844,046
SRS Distribution, Inc.(d)
07/01/2028	4.625%	3,064,000	2,787,914
Total			8,909,176
Cable and Satellite 6.3%
CCO Holdings LLC/Capital Corp.(d)
06/01/2029	5.375%	3,355,000	3,069,325
03/01/2030	4.750%	5,761,000	4,985,916
08/15/2030	4.500%	3,250,000	2,749,354
02/01/2032	4.750%	2,106,000	1,744,502
CSC Holdings LLC(d)
02/01/2028	5.375%	2,194,000	1,831,403
02/15/2031	3.375%	8,186,000	5,652,166
DISH DBS Corp.
06/01/2029	5.125%	5,104,000	2,573,110
DISH Network Corp.(d)
11/15/2027	11.750%	709,000	713,671
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	3,932,000	3,194,179
Sirius XM Radio, Inc.(d)
09/01/2026	3.125%	1,729,000	1,557,631
07/15/2028	4.000%	665,000	578,730
07/01/2030	4.125%	3,996,000	3,290,522
Videotron Ltd.(d)
06/15/2029	3.625%	1,844,000	1,604,398
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(d)
07/15/2030	5.000%	3,884,000	3,186,643
VZ Secured Financing BV(d)
01/15/2032	5.000%	3,940,000	3,202,137
Ziggo BV(d)
01/15/2030	4.875%	5,856,000	4,952,663
Total			44,886,350
Chemicals 4.0%
Avient Corp.(d)
08/01/2030	7.125%	1,435,000	1,446,757
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	1,877,000	1,618,580
Axalta Coating Systems LLC/Dutch Holding B BV(d)
06/15/2027	4.750%	1,738,000	1,657,304
Cheever Escrow Issuer LLC(d)
10/01/2027	7.125%	1,566,000	1,432,799
Element Solutions, Inc.(d)
09/01/2028	3.875%	2,766,000	2,445,039
HB Fuller Co.
10/15/2028	4.250%	1,919,000	1,720,633
Herens Holdco Sarl(d)
05/15/2028	4.750%	2,001,000	1,547,130
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	1,591,000	1,454,083
INEOS Quattro Finance 2 Plc(d)
01/15/2026	3.375%	679,000	621,052
Ingevity Corp.(d)
11/01/2028	3.875%	2,309,000	1,999,592
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	1,674,000	1,666,355
Olympus Water US Holding Corp.(d)
10/01/2028	4.250%	2,184,000	1,755,810
11/15/2028	9.750%	2,823,000	2,730,616
SPCM SA(d)
03/15/2027	3.125%	854,000	766,279
Unifrax Escrow Issuer Corp.(d)
09/30/2028	5.250%	859,000	638,592
WR Grace Holdings LLC(d)
06/15/2027	4.875%	3,036,000	2,868,811
08/15/2029	5.625%	1,658,000	1,400,040
03/01/2031	7.375%	442,000	442,207
Total			28,211,679
Construction Machinery 1.0%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	5,548,000	4,869,628

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herc Holdings, Inc.(d)
07/15/2027	5.500%	1,737,000	1,668,660
Ritchie Bros Holdings, Inc.(d)
03/15/2028	6.750%	372,000	377,034
03/15/2031	7.750%	440,000	460,049
Total			7,375,371
Consumer Cyclical Services 2.3%
APX Group, Inc.(d)
02/15/2027	6.750%	1,365,000	1,336,420
Arches Buyer, Inc.(d)
06/01/2028	4.250%	3,007,000	2,616,621
Match Group, Inc.(d)
06/01/2028	4.625%	381,000	352,822
02/15/2029	5.625%	1,794,000	1,714,042
Staples, Inc.(d)
04/15/2026	7.500%	825,000	679,882
Uber Technologies, Inc.(d)
05/15/2025	7.500%	3,225,000	3,270,069
08/15/2029	4.500%	6,681,000	6,173,953
Total			16,143,809
Consumer Products 1.4%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	3,212,000	3,041,148
Newell Brands, Inc.
09/15/2027	6.375%	580,000	569,963
09/15/2029	6.625%	820,000	821,055
Prestige Brands, Inc.(d)
01/15/2028	5.125%	3,353,000	3,202,996
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	935,000	757,284
Spectrum Brands, Inc.(d)
10/01/2029	5.000%	990,000	894,827
07/15/2030	5.500%	647,000	592,585
Total			9,879,858
Diversified Manufacturing 1.5%
Chart Industries, Inc.(d)
01/01/2030	7.500%	973,000	998,277
01/01/2031	9.500%	333,000	359,142
Emerald Debt Merger Sub LLC(d)
12/15/2030	6.625%	1,420,000	1,413,270
Madison IAQ LLC(d)
06/30/2028	4.125%	1,468,000	1,306,926
Resideo Funding, Inc.(d)
09/01/2029	4.000%	1,615,000	1,371,880
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	1,249,000	1,168,232
WESCO Distribution, Inc.(d)
06/15/2025	7.125%	3,603,000	3,643,897
06/15/2028	7.250%	156,000	159,281
Total			10,420,905
Electric 5.2%
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	1,767,000	1,638,074
02/15/2031	3.750%	7,114,000	5,894,269
01/15/2032	3.750%	2,834,000	2,319,577
FirstEnergy Corp.
11/15/2031	7.375%	1,142,000	1,287,465
Leeward Renewable Energy Operations LLC(d)
07/01/2029	4.250%	2,646,000	2,352,638
NextEra Energy Operating Partners LP(d)
10/15/2026	3.875%	5,194,000	4,838,156
09/15/2027	4.500%	6,452,000	6,036,544
NRG Energy, Inc.(d)
06/15/2029	5.250%	4,256,000	3,839,222
02/15/2031	3.625%	1,992,000	1,562,941
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	1,261,000	1,147,059
PG&E Corp.
07/01/2028	5.000%	668,000	617,981
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	2,922,000	2,714,795
01/15/2030	4.750%	2,488,000	2,201,905
Total			36,450,626
Environmental 1.2%
Clean Harbors, Inc.(d)
02/01/2031	6.375%	272,000	273,681
GFL Environmental, Inc.(d)
06/01/2025	4.250%	3,590,000	3,478,602
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	4,819,000	4,560,224
Total			8,312,507
Finance Companies 2.4%
Navient Corp.
06/25/2025	6.750%	2,470,000	2,443,049
OneMain Finance Corp.
01/15/2029	9.000%	1,007,000	1,023,205
09/15/2030	4.000%	1,444,000	1,136,029
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	4,964,000	4,396,808

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	715,000	608,826
03/01/2031	3.875%	2,761,000	2,272,697
Rocket Mortgage LLC/Co-Issuer, Inc.(d)
10/15/2033	4.000%	5,075,000	4,049,849
Springleaf Finance Corp.
03/15/2024	6.125%	1,090,000	1,086,762
11/15/2029	5.375%	158,000	136,702
Total			17,153,927
Food and Beverage 2.8%
Darling Ingredients, Inc.(d)
04/15/2027	5.250%	1,872,000	1,818,430
06/15/2030	6.000%	1,342,000	1,322,916
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	6,445,000	6,108,647
Performance Food Group, Inc.(d)
05/01/2025	6.875%	824,000	825,634
Pilgrim’s Pride Corp.
04/15/2031	4.250%	1,463,000	1,262,727
03/01/2032	3.500%	456,000	368,394
Post Holdings, Inc.(d)
03/01/2027	5.750%	928,000	908,963
01/15/2028	5.625%	1,446,000	1,398,553
04/15/2030	4.625%	909,000	801,279
Primo Water Holdings, Inc.(d)
04/30/2029	4.375%	1,407,000	1,235,298
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(d)
03/01/2029	4.625%	2,757,000	2,294,592
US Foods, Inc.(d)
06/01/2030	4.625%	1,417,000	1,274,381
Total			19,619,814
Gaming 3.6%
Boyd Gaming Corp.
12/01/2027	4.750%	894,000	843,263
Boyd Gaming Corp.(d)
06/15/2031	4.750%	884,000	791,448
Caesars Entertainment, Inc.(d)
02/15/2030	7.000%	2,745,000	2,772,436
Churchill Downs, Inc.(d)
05/01/2031	6.750%	821,000	802,449
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	3,207,000	3,237,182
07/01/2025	6.250%	4,539,000	4,509,890
International Game Technology PLC(d)
02/15/2025	6.500%	2,529,000	2,533,089
04/15/2026	4.125%	1,252,000	1,189,172
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midwest Gaming Borrower LLC(d)
05/01/2029	4.875%	3,427,000	3,044,321
Scientific Games Holdings LP/US FinCo, Inc.(d)
03/01/2030	6.625%	2,339,000	2,073,766
Scientific Games International, Inc.(d)
05/15/2028	7.000%	1,338,000	1,332,768
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	2,172,000	2,128,890
Total			25,258,674
Health Care 6.6%
180 Medical, Inc.(d)
10/15/2029	3.875%	557,000	487,725
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	670,000	641,711
04/15/2029	5.000%	1,620,000	1,503,402
AdaptHealth LLC(d)
03/01/2030	5.125%	1,726,000	1,434,078
Avantor Funding, Inc.(d)
07/15/2028	4.625%	2,632,000	2,442,705
11/01/2029	3.875%	3,787,000	3,314,696
Catalent Pharma Solutions, Inc.(d)
07/15/2027	5.000%	980,000	918,360
04/01/2030	3.500%	1,764,000	1,474,062
Charles River Laboratories International, Inc.(d)
05/01/2028	4.250%	884,000	816,534
03/15/2029	3.750%	923,000	816,862
03/15/2031	4.000%	989,000	861,893
CHS/Community Health Systems, Inc.(d)
05/15/2030	5.250%	3,945,000	3,155,922
02/15/2031	4.750%	244,000	184,963
Hologic, Inc.(d)
02/01/2028	4.625%	748,000	709,166
Indigo Merger Sub, Inc.(d)
07/15/2026	2.875%	832,000	766,701
IQVIA, Inc.(d)
05/15/2027	5.000%	2,436,000	2,350,918
05/15/2030	6.500%	702,000	708,912
Mozart Debt Merger Sub, Inc.(d)
10/01/2029	5.250%	4,524,000	4,017,031
Select Medical Corp.(d)
08/15/2026	6.250%	4,485,000	4,446,815
Teleflex, Inc.
11/15/2027	4.625%	2,825,000	2,667,183
Teleflex, Inc.(d)
06/01/2028	4.250%	1,089,000	1,007,555

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
01/01/2026	4.875%	4,325,000	4,186,814
02/01/2027	6.250%	5,764,000	5,654,645
01/15/2030	4.375%	897,000	800,449
US Acute Care Solutions LLC(d)
03/01/2026	6.375%	1,605,000	1,402,971
Total			46,772,073
Home Construction 0.4%
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	3,172,000	2,890,364
Independent Energy 4.4%
Baytex Energy Corp.(d)
04/30/2030	8.500%	1,468,000	1,487,967
Callon Petroleum Co.(d)
08/01/2028	8.000%	4,000	4,064
06/15/2030	7.500%	1,095,000	1,062,762
Centennial Resource Production LLC(d)
04/01/2027	6.875%	370,000	367,497
CNX Resources Corp.(d)
03/14/2027	7.250%	237,000	236,757
01/15/2029	6.000%	1,450,000	1,356,484
Colgate Energy Partners III LLC(d)
07/01/2029	5.875%	5,583,000	5,324,223
CrownRock LP/Finance, Inc.(d)
05/01/2029	5.000%	903,000	849,611
Hilcorp Energy I LP/Finance Co.(d)
11/01/2028	6.250%	3,081,000	2,949,263
02/01/2029	5.750%	2,565,000	2,375,220
Matador Resources Co.
09/15/2026	5.875%	3,220,000	3,133,467
Matador Resources Co.(d)
04/15/2028	6.875%	872,000	867,959
Occidental Petroleum Corp.
09/01/2030	6.625%	1,838,000	1,927,525
01/01/2031	6.125%	2,677,000	2,739,809
09/15/2036	6.450%	406,000	426,133
SM Energy Co.
07/15/2028	6.500%	1,486,000	1,452,761
Southwestern Energy Co.
02/01/2032	4.750%	5,293,000	4,706,301
Total			31,267,803
Leisure 2.8%
Carnival Corp.(d)
03/01/2026	7.625%	1,457,000	1,436,663
03/01/2027	5.750%	2,642,000	2,443,222
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carnival Holdings Bermuda Ltd.(d)
05/01/2028	10.375%	2,224,000	2,423,489
Cinemark USA, Inc.(d)
03/15/2026	5.875%	2,185,000	2,068,603
07/15/2028	5.250%	43,000	37,782
Live Nation Entertainment, Inc.(d)
10/15/2027	4.750%	843,000	782,944
NCL Corp., Ltd.(d)
02/15/2027	5.875%	1,148,000	1,117,726
Royal Caribbean Cruises Ltd.(d)
07/01/2026	4.250%	400,000	372,045
08/31/2026	5.500%	679,000	652,010
07/15/2027	5.375%	478,000	454,547
01/15/2029	9.250%	420,000	447,102
01/15/2030	7.250%	4,138,000	4,189,197
Six Flags Entertainment Corp.(d)
05/15/2031	7.250%	1,600,000	1,529,954
Viking Cruises Ltd.(d)
07/15/2031	9.125%	1,518,000	1,558,043
Total			19,513,327
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(d)
05/01/2025	5.375%	1,769,000	1,755,142
Media and Entertainment 3.4%
Clear Channel International BV(d)
08/01/2025	6.625%	1,773,000	1,767,689
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	6,342,000	5,825,672
iHeartCommunications, Inc.
05/01/2026	6.375%	1,445,652	1,251,307
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	4,265,000	3,357,895
Outfront Media Capital LLC/Corp.(d)
08/15/2027	5.000%	1,335,000	1,229,123
01/15/2029	4.250%	1,222,000	1,034,689
03/15/2030	4.625%	3,133,000	2,619,632
Playtika Holding Corp.(d)
03/15/2029	4.250%	3,542,000	3,125,533
Roblox Corp.(d)
05/01/2030	3.875%	2,381,000	2,013,703
Univision Communications, Inc.(d),(f)
08/15/2028	8.000%	500,000	503,736
Univision Communications, Inc.(d)
06/30/2030	7.375%	1,529,000	1,488,914
Total			24,217,893

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 3.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	603,000	550,654
10/01/2031	5.125%	2,509,000	2,254,962
Constellium SE(d)
06/15/2028	5.625%	1,467,000	1,400,199
04/15/2029	3.750%	7,347,000	6,393,052
Hudbay Minerals, Inc.(d)
04/01/2026	4.500%	424,000	402,860
04/01/2029	6.125%	7,705,000	7,371,898
Kaiser Aluminum Corp.(d)
06/01/2031	4.500%	852,000	698,261
Novelis Corp.(d)
11/15/2026	3.250%	1,452,000	1,319,822
01/30/2030	4.750%	1,329,000	1,193,328
08/15/2031	3.875%	735,000	615,141
Total			22,200,177
Midstream 5.4%
CNX Midstream Partners LP(d)
04/15/2030	4.750%	1,841,000	1,599,289
DCP Midstream Operating LP
04/01/2044	5.600%	1,662,000	1,578,515
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	2,404,000	2,358,717
DT Midstream, Inc.(d)
06/15/2029	4.125%	1,412,000	1,252,118
EQM Midstream Partners LP(d)
07/01/2025	6.000%	621,000	616,834
06/01/2027	7.500%	619,000	628,610
07/01/2027	6.500%	2,379,000	2,367,222
01/15/2029	4.500%	1,368,000	1,249,660
EQM Midstream Partners LP
12/01/2026	4.125%	840,000	789,483
07/15/2048	6.500%	1,411,000	1,288,318
Holly Energy Partners LP/Finance Corp.(d)
04/15/2027	6.375%	904,000	899,443
02/01/2028	5.000%	3,553,000	3,334,443
NuStar Logistics LP
10/01/2025	5.750%	1,770,000	1,745,495
06/01/2026	6.000%	1,402,000	1,383,150
04/28/2027	5.625%	3,054,000	2,966,122
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,225,000	3,693,627
Venture Global Calcasieu Pass LLC(d)
08/15/2029	3.875%	2,560,000	2,218,705
08/15/2031	4.125%	3,987,000	3,382,638
11/01/2033	3.875%	3,650,000	2,958,400
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Western Gas Partners LP
07/01/2026	4.650%	1,753,000	1,702,650
Total			38,013,439
Oil Field Services 0.7%
Nabors Industries Ltd.(d)
01/15/2026	7.250%	365,000	351,177
Nabors Industries, Inc.(d)
05/15/2027	7.375%	813,000	794,633
Transocean Titan Financing Ltd.(d)
02/01/2028	8.375%	2,109,000	2,186,876
Venture Global LNG, Inc.(d)
06/01/2028	8.125%	988,000	1,004,416
06/01/2031	8.375%	718,000	728,717
Total			5,065,819
Other REIT 2.0%
Blackstone Mortgage Trust, Inc.(d)
01/15/2027	3.750%	2,461,000	2,118,238
Ladder Capital Finance Holdings LLLP/Corp.(d)
10/01/2025	5.250%	1,215,000	1,163,559
02/01/2027	4.250%	4,038,000	3,634,855
06/15/2029	4.750%	1,649,000	1,389,603
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(d)
10/01/2028	5.875%	1,120,000	1,036,413
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(d)
05/15/2029	4.875%	1,416,000	1,236,837
RHP Hotel Properties LP/Finance Corp.(d)
07/15/2028	7.250%	434,000	441,745
RLJ Lodging Trust LP(d)
07/01/2026	3.750%	969,000	896,409
Service Properties Trust
03/15/2024	4.650%	1,652,000	1,630,104
10/01/2024	4.350%	771,000	740,539
Total			14,288,302
Packaging 2.4%
Ardagh Metal Packaging Finance USA LLC/PLC(d)
06/15/2027	6.000%	1,562,000	1,539,898
09/01/2029	4.000%	4,842,000	3,960,392
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	2,694,000	2,645,315
Canpack SA/US LLC(d)
11/15/2029	3.875%	2,508,000	2,032,525
Sealed Air Corp.(d)
02/01/2028	6.125%	261,000	260,259

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	6,695,000	6,359,483
Total			16,797,872
Pharmaceuticals 1.3%
Bausch Health Companies, Inc.(d)
02/01/2027	6.125%	1,580,000	1,041,967
06/01/2028	4.875%	2,366,000	1,435,522
Grifols Escrow Issuer SA(d)
10/15/2028	4.750%	1,356,000	1,194,208
Jazz Securities DAC(d)
01/15/2029	4.375%	1,315,000	1,169,817
Organon Finance 1 LLC(d)
04/30/2028	4.125%	797,000	714,324
04/30/2031	5.125%	3,930,000	3,330,672
Total			8,886,510
Property & Casualty 2.2%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	7,095,000	6,485,126
04/15/2028	6.750%	3,199,000	3,182,229
HUB International, Ltd.(d)
06/15/2030	7.250%	3,866,000	3,945,592
Lumbermens Mutual Casualty Co.(d),(g)
12/01/2097	0.000%	4,600,000	46
Subordinated
12/01/2037	0.000%	180,000	19
Lumbermens Mutual Casualty Co.(g)
Subordinated
07/01/2026	0.000%	9,865,000	1,061
MGIC Investment Corp.
08/15/2028	5.250%	491,000	467,162
Radian Group, Inc.
03/15/2025	6.625%	197,000	196,596
03/15/2027	4.875%	1,162,000	1,109,595
Total			15,387,426
Restaurants 1.2%
IRB Holding Corp.(d)
06/15/2025	7.000%	6,560,000	6,592,092
Yum! Brands, Inc.
04/01/2032	5.375%	1,827,000	1,729,051
Total			8,321,143
Retailers 1.9%
Asbury Automotive Group, Inc.(d)
11/15/2029	4.625%	567,000	502,777
02/15/2032	5.000%	567,000	494,581
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Group 1 Automotive, Inc.(d)
08/15/2028	4.000%	663,000	584,544
Hanesbrands, Inc.(d)
05/15/2026	4.875%	370,000	347,781
02/15/2031	9.000%	755,000	772,286
L Brands, Inc.(d)
07/01/2025	9.375%	460,000	485,382
10/01/2030	6.625%	2,005,000	1,936,609
L Brands, Inc.
06/15/2029	7.500%	385,000	389,979
LCM Investments Holdings II LLC(d)
05/01/2029	4.875%	2,257,000	1,969,681
08/01/2031	8.250%	973,000	988,607
Lithia Motors, Inc.(d)
01/15/2031	4.375%	870,000	747,908
Penske Automotive Group, Inc.
09/01/2025	3.500%	916,000	872,521
PetSmart, Inc./Finance Corp.(d)
02/15/2028	4.750%	2,294,000	2,102,307
Wolverine World Wide, Inc.(d)
08/15/2029	4.000%	1,775,000	1,393,846
Total			13,588,809
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
02/15/2028	6.500%	1,085,000	1,080,991
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	838,000	792,264
Total			1,873,255
Technology 7.2%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	4,055,000	3,709,432
Block, Inc.
06/01/2031	3.500%	890,000	745,581
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	1,027,000	1,037,270
Camelot Finance SA(d)
11/01/2026	4.500%	1,779,000	1,678,324
Clarivate Science Holdings Corp.(d)
07/01/2028	3.875%	1,124,000	1,003,287
Cloud Software Group, Inc.(d)
09/30/2029	9.000%	836,000	749,216
Entegris Escrow Corp.(d)
04/15/2029	4.750%	1,560,000	1,456,182
06/15/2030	5.950%	2,153,000	2,063,631
Gartner, Inc.(d)
06/15/2029	3.625%	852,000	752,477

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HealthEquity, Inc.(d)
10/01/2029	4.500%	2,336,000	2,088,128
Helios Software Holdings, Inc.(d)
05/01/2028	4.625%	2,775,000	2,410,817
ION Trading Technologies Sarl(d)
05/15/2028	5.750%	2,719,000	2,370,359
Iron Mountain, Inc.(d)
09/15/2027	4.875%	1,321,000	1,238,001
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	5,227,000	3,000,528
Microchip Technology, Inc.
09/01/2025	4.250%	2,205,000	2,144,418
NCR Corp.(d)
10/01/2028	5.000%	2,061,000	1,867,769
04/15/2029	5.125%	4,327,000	3,872,501
10/01/2030	5.250%	124,000	109,683
Neptune Bidco US, Inc.(d)
04/15/2029	9.290%	2,501,000	2,300,618
Picard Midco, Inc.(d)
03/31/2029	6.500%	3,815,000	3,435,868
PTC, Inc.(d)
02/15/2028	4.000%	911,000	840,558
Seagate HDD Cayman(d)
12/15/2029	8.250%	809,000	847,338
07/15/2031	8.500%	898,000	940,302
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	3,288,000	3,103,138
Synaptics, Inc.(d)
06/15/2029	4.000%	1,685,000	1,453,790
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	1,675,000	1,687,395
ZoomInfo Technologies LLC/Finance Corp.(d)
02/01/2029	3.875%	4,607,000	3,962,639
Total			50,869,250
Wireless 2.6%
Altice France SA(d)
02/01/2027	8.125%	1,558,000	1,274,223
01/15/2028	5.500%	3,438,000	2,527,105
07/15/2029	5.125%	2,921,000	2,048,102
SBA Communications Corp.
02/15/2027	3.875%	3,615,000	3,329,796
Sprint Capital Corp.
11/15/2028	6.875%	3,518,000	3,731,876
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	3,244,000	2,692,704
07/15/2031	4.750%	3,314,000	2,803,569
Total			18,407,375
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.6%
Frontier Communications Holdings LLC(d)
05/15/2030	8.750%	1,598,000	1,540,376
03/15/2031	8.625%	1,619,000	1,551,161
Iliad Holding SAS(d)
10/15/2026	6.500%	5,133,000	4,913,304
10/15/2028	7.000%	3,302,000	3,099,978
Total			11,104,819
Total Corporate Bonds & Notes (Cost $697,922,396)			645,929,903

Foreign Government Obligations(h) 0.5%

Canada 0.5%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	3,587,000	3,229,599
05/15/2029	4.250%	624,000	517,274
Total			3,746,873
Total Foreign Government Obligations (Cost $3,908,782)			3,746,873

Senior Loans 3.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.6%
8th Avenue Food & Provisions, Inc.(i),(j)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.183%	4,620,822	4,268,485
Health Care 0.4%
Surgery Center Holdings, Inc.(i),(j)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	9.119%	2,906,602	2,905,294
Media and Entertainment 0.7%
Cengage Learning, Inc.(i),(j)
Tranche B 1st Lien Term Loan
6-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	10.323%	4,613,580	4,560,109
Technology 1.5%
Ascend Learning LLC(i),(j)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.919%	4,067,065	3,819,096

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UKG, Inc.(i),(j)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.618%	5,347,007	5,314,283
3-month USD LIBOR + 3.750% 05/04/2026	9.219%	1,489,950	1,487,164
Total			10,620,543
Total Senior Loans (Cost $22,986,716)			22,354,431
Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(k),(l)	19,529,568	19,521,756
Total Money Market Funds (Cost $19,518,560)		19,521,756
Total Investments in Securities (Cost: $757,581,467)		698,184,142
Other Assets & Liabilities, Net		8,293,770
Net Assets		706,477,912

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2023, the total value of these securities amounted to $61, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $543,437,163, which represents 76.92% of total net assets.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents a security in default.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	The stated interest rate represents the weighted average interest rate at July 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Variable rate security. The interest rate shown was the current rate as of July 31, 2023.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2023.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.408%
	26,788,697	204,348,585	(211,616,644)	1,118	19,521,756	(199)	885,783	19,529,568
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	953	—	61	1,014
Consumer Discretionary	89,916	—	—	89,916
Industrials	7,684	—	—	7,684
Utilities	—	—	0*	0*
Total Common Stocks	98,553	—	61	98,614
Convertible Bonds	—	6,532,565	—	6,532,565
Corporate Bonds & Notes	—	645,929,903	—	645,929,903
Foreign Government Obligations	—	3,746,873	—	3,746,873
Senior Loans	—	22,354,431	—	22,354,431
Money Market Funds	19,521,756	—	—	19,521,756
Total Investments in Securities	19,620,309	678,563,772	61	698,184,142

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	17

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $738,062,907)	$678,662,386
Affiliated issuers (cost $19,518,560)	19,521,756
Cash	100,764
Receivable for:
Capital shares sold	2,827,204
Dividends	90,733
Interest	10,748,397
Foreign tax reclaims	8,262
Expense reimbursement due from Investment Manager	6,298
Prepaid expenses	13,820
Total assets	711,979,620
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	500,000
Capital shares redeemed	1,517,199
Distributions to shareholders	3,093,144
Management services fees	37,412
Distribution and/or service fees	4,748
Transfer agent fees	58,515
Trustees’ fees	239,362
Other expenses	51,328
Total liabilities	5,501,708
Net assets applicable to outstanding capital stock	$706,477,912
Represented by
Paid in capital	789,024,990
Total distributable earnings (loss)	(82,547,078)
Total - representing net assets applicable to outstanding capital stock	$706,477,912
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
July 31, 2023
Class A
Net assets	$207,300,938
Shares outstanding	24,566,946
Net asset value per share	$8.44
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.86
Advisor Class
Net assets	$17,753,554
Shares outstanding	2,096,586
Net asset value per share	$8.47
Class C
Net assets	$5,904,610
Shares outstanding	700,492
Net asset value per share	$8.43
Institutional Class
Net assets	$190,837,418
Shares outstanding	22,567,624
Net asset value per share	$8.46
Institutional 2 Class
Net assets	$146,854,938
Shares outstanding	17,352,059
Net asset value per share	$8.46
Institutional 3 Class
Net assets	$137,456,638
Shares outstanding	16,265,654
Net asset value per share	$8.45
Class R
Net assets	$369,816
Shares outstanding	43,835
Net asset value per share	$8.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	19

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$1,790
Dividends — affiliated issuers	885,783
Interest	42,686,043
Interfund lending	5,344
Total income	43,578,960
Expenses:
Management services fees	4,643,311
Distribution and/or service fees
Class A	542,452
Class C	71,180
Class R	1,872
Transfer agent fees
Class A	273,543
Advisor Class	24,287
Class C	8,983
Institutional Class	243,110
Institutional 2 Class	78,364
Institutional 3 Class	9,457
Class R	472
Trustees’ fees	55,039
Custodian fees	11,425
Printing and postage fees	100,782
Registration fees	123,767
Accounting services fees	31,899
Legal fees	22,312
Compensation of chief compliance officer	139
Other	23,273
Total expenses	6,265,667
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(817,406)
Fees waived by transfer agent
Institutional 2 Class	(2,909)
Institutional 3 Class	(3,516)
Expense reduction	(360)
Total net expenses	5,441,476
Net investment income	38,137,484
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(19,067,083)
Investments — affiliated issuers	(199)
Net realized loss	(19,067,282)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,107,398
Investments — affiliated issuers	1,118
Net change in unrealized appreciation (depreciation)	2,108,516
Net realized and unrealized loss	(16,958,766)
Net increase in net assets resulting from operations	$21,178,718
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$38,137,484	$37,313,647
Net realized gain (loss)	(19,067,282)	3,141,724
Net change in unrealized appreciation (depreciation)	2,108,516	(101,507,765)
Net increase (decrease) in net assets resulting from operations	21,178,718	(61,052,394)
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,282,772)	(19,000,531)
Advisor Class	(1,045,497)	(2,134,723)
Class C	(316,496)	(677,664)
Institutional Class	(10,495,448)	(17,983,042)
Institutional 2 Class	(7,662,405)	(10,279,556)
Institutional 3 Class	(7,896,530)	(14,112,849)
Class R	(18,539)	(27,402)
Total distributions to shareholders	(38,717,687)	(64,215,767)
Decrease in net assets from capital stock activity	(45,266,753)	(51,726,510)
Total decrease in net assets	(62,805,722)	(176,994,671)
Net assets at beginning of year	769,283,634	946,278,305
Net assets at end of year	$706,477,912	$769,283,634
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	8,064,742	67,256,403	7,368,457	67,505,118
Distributions reinvested	1,218,925	10,140,855	1,830,589	17,101,778
Shares redeemed	(12,139,529)	(101,392,355)	(11,051,880)	(101,559,839)
Net decrease	(2,855,862)	(23,995,097)	(1,852,834)	(16,952,943)
Advisor Class
Shares sold	712,307	6,022,465	1,300,199	12,198,938
Distributions reinvested	124,992	1,042,943	225,904	2,122,191
Shares redeemed	(1,418,551)	(11,770,023)	(2,218,615)	(20,724,951)
Net decrease	(581,252)	(4,704,615)	(692,512)	(6,403,822)
Class C
Shares sold	97,591	818,350	146,098	1,392,343
Distributions reinvested	37,782	313,864	71,843	672,157
Shares redeemed	(405,051)	(3,375,069)	(416,402)	(3,808,889)
Net decrease	(269,678)	(2,242,855)	(198,461)	(1,744,389)
Institutional Class
Shares sold	3,216,369	26,903,207	2,458,343	23,235,066
Distributions reinvested	1,105,150	9,214,128	1,689,905	15,833,340
Shares redeemed	(5,547,887)	(46,449,710)	(8,120,179)	(75,695,735)
Net decrease	(1,226,368)	(10,332,375)	(3,971,931)	(36,627,329)
Institutional 2 Class
Shares sold	5,177,380	43,259,159	4,661,464	43,564,103
Distributions reinvested	916,821	7,652,791	1,100,200	10,274,442
Shares redeemed	(4,796,885)	(40,203,641)	(2,922,277)	(26,628,737)
Net increase	1,297,316	10,708,309	2,839,387	27,209,808
Institutional 3 Class
Shares sold	3,795,281	31,700,843	2,342,608	22,177,383
Distributions reinvested	312,951	2,608,197	502,161	4,707,435
Shares redeemed	(5,877,319)	(49,002,060)	(4,860,961)	(44,069,827)
Net decrease	(1,769,087)	(14,693,020)	(2,016,192)	(17,185,009)
Class R
Shares sold	3,376	28,004	7,155	68,608
Distributions reinvested	1,968	16,372	2,507	23,414
Shares redeemed	(6,116)	(51,476)	(11,705)	(114,848)
Net decrease	(772)	(7,100)	(2,043)	(22,826)
Total net decrease	(5,405,703)	(45,266,753)	(5,894,586)	(51,726,510)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Annual Report 2023

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Columbia Income Opportunities Fund | Annual Report 2023	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$8.63	0.43	(0.18)	0.25	(0.44)	—	(0.44)
Year Ended 7/31/2022	$9.96	0.38	(1.04)	(0.66)	(0.37)	(0.30)	(0.67)
Year Ended 7/31/2021	$9.67	0.41	0.33	0.74	(0.45)	—	(0.45)
Year Ended 7/31/2020	$9.87	0.43	(0.21)(d)	0.22	(0.42)	—	(0.42)
Year Ended 7/31/2019	$9.61	0.45	0.26	0.71	(0.45)	—	(0.45)
Advisor Class
Year Ended 7/31/2023	$8.66	0.45	(0.18)	0.27	(0.46)	—	(0.46)
Year Ended 7/31/2022	$9.99	0.40	(1.04)	(0.64)	(0.39)	(0.30)	(0.69)
Year Ended 7/31/2021	$9.70	0.43	0.34	0.77	(0.48)	—	(0.48)
Year Ended 7/31/2020	$9.91	0.46	(0.23)(d)	0.23	(0.44)	—	(0.44)
Year Ended 7/31/2019	$9.64	0.48	0.27	0.75	(0.48)	—	(0.48)
Class C
Year Ended 7/31/2023	$8.62	0.36	(0.18)	0.18	(0.37)	—	(0.37)
Year Ended 7/31/2022	$9.95	0.31	(1.04)	(0.73)	(0.30)	(0.30)	(0.60)
Year Ended 7/31/2021	$9.66	0.34	0.33	0.67	(0.38)	—	(0.38)
Year Ended 7/31/2020	$9.86	0.36	(0.21)(d)	0.15	(0.35)	—	(0.35)
Year Ended 7/31/2019	$9.60	0.38	0.26	0.64	(0.38)	—	(0.38)
Institutional Class
Year Ended 7/31/2023	$8.65	0.45	(0.18)	0.27	(0.46)	—	(0.46)
Year Ended 7/31/2022	$9.98	0.40	(1.04)	(0.64)	(0.39)	(0.30)	(0.69)
Year Ended 7/31/2021	$9.69	0.44	0.33	0.77	(0.48)	—	(0.48)
Year Ended 7/31/2020	$9.89	0.45	(0.21)(d)	0.24	(0.44)	—	(0.44)
Year Ended 7/31/2019	$9.63	0.48	0.26	0.74	(0.48)	—	(0.48)
Institutional 2 Class
Year Ended 7/31/2023	$8.66	0.46	(0.20)	0.26	(0.46)	—	(0.46)
Year Ended 7/31/2022	$9.99	0.41	(1.04)	(0.63)	(0.40)	(0.30)	(0.70)
Year Ended 7/31/2021	$9.70	0.45	0.33	0.78	(0.49)	—	(0.49)
Year Ended 7/31/2020	$9.90	0.46	(0.21)(d)	0.25	(0.45)	—	(0.45)
Year Ended 7/31/2019	$9.63	0.48	0.27	0.75	(0.48)	—	(0.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$8.44	3.05%	1.08%	0.96%(c)	5.12%	22%	$207,301
Year Ended 7/31/2022	$8.63	(6.99%)	1.05%	0.95%(c)	4.10%	34%	$236,681
Year Ended 7/31/2021	$9.96	7.85%	1.15%	1.01%(c)	4.18%	58%	$291,523
Year Ended 7/31/2020	$9.67	2.32%	1.09%	1.04%(c)	4.45%	56%	$314,014
Year Ended 7/31/2019	$9.87	7.62%	1.04%	1.04%	4.69%	43%	$373,159
Advisor Class
Year Ended 7/31/2023	$8.47	3.32%	0.82%	0.71%(c)	5.35%	22%	$17,754
Year Ended 7/31/2022	$8.66	(6.73%)	0.80%	0.70%(c)	4.33%	34%	$23,192
Year Ended 7/31/2021	$9.99	8.11%	0.90%	0.76%(c)	4.42%	58%	$33,674
Year Ended 7/31/2020	$9.70	2.48%	0.84%	0.79%(c)	4.70%	56%	$11,317
Year Ended 7/31/2019	$9.91	7.99%	0.79%	0.79%	4.93%	43%	$15,240
Class C
Year Ended 7/31/2023	$8.43	2.28%	1.82%	1.71%(c)	4.35%	22%	$5,905
Year Ended 7/31/2022	$8.62	(7.70%)	1.80%	1.70%(c)	3.33%	34%	$8,365
Year Ended 7/31/2021	$9.95	7.04%	1.90%	1.77%(c)	3.43%	58%	$11,626
Year Ended 7/31/2020	$9.66	1.55%	1.84%	1.79%(c)	3.70%	56%	$26,465
Year Ended 7/31/2019	$9.86	6.82%	1.79%	1.79%	3.95%	43%	$36,860
Institutional Class
Year Ended 7/31/2023	$8.46	3.32%	0.82%	0.71%(c)	5.36%	22%	$190,837
Year Ended 7/31/2022	$8.65	(6.74%)	0.80%	0.70%(c)	4.34%	34%	$205,801
Year Ended 7/31/2021	$9.98	8.11%	0.91%	0.77%(c)	4.46%	58%	$277,062
Year Ended 7/31/2020	$9.69	2.58%	0.87%	0.78%(c)	4.76%	56%	$702,635
Year Ended 7/31/2019	$9.89	7.89%	0.79%	0.79%	4.94%	43%	$323,071
Institutional 2 Class
Year Ended 7/31/2023	$8.46	3.27%	0.76%	0.64%	5.44%	22%	$146,855
Year Ended 7/31/2022	$8.66	(6.66%)	0.73%	0.63%	4.44%	34%	$138,972
Year Ended 7/31/2021	$9.99	8.24%	0.74%	0.64%	4.55%	58%	$131,971
Year Ended 7/31/2020	$9.70	2.65%	0.73%	0.71%	4.79%	56%	$108,883
Year Ended 7/31/2019	$9.90	8.08%	0.72%	0.72%	5.01%	43%	$80,781
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$8.64	0.46	(0.18)	0.28	(0.47)	—	(0.47)
Year Ended 7/31/2022	$9.97	0.41	(1.04)	(0.63)	(0.40)	(0.30)	(0.70)
Year Ended 7/31/2021	$9.69	0.45	0.32	0.77	(0.49)	—	(0.49)
Year Ended 7/31/2020	$9.89	0.47	(0.21)(d)	0.26	(0.46)	—	(0.46)
Year Ended 7/31/2019	$9.62	0.49	0.27	0.76	(0.49)	—	(0.49)
Class R
Year Ended 7/31/2023	$8.63	0.41	(0.18)	0.23	(0.42)	—	(0.42)
Year Ended 7/31/2022	$9.96	0.36	(1.05)	(0.69)	(0.34)	(0.30)	(0.64)
Year Ended 7/31/2021	$9.67	0.38	0.34	0.72	(0.43)	—	(0.43)
Year Ended 7/31/2020	$9.87	0.41	(0.22)(d)	0.19	(0.39)	—	(0.39)
Year Ended 7/31/2019	$9.61	0.43	0.26	0.69	(0.43)	—	(0.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$8.45	3.44%	0.70%	0.59%	5.48%	22%	$137,457
Year Ended 7/31/2022	$8.64	(6.64%)	0.68%	0.58%	4.46%	34%	$155,887
Year Ended 7/31/2021	$9.97	8.19%	0.68%	0.61%	4.61%	58%	$199,959
Year Ended 7/31/2020	$9.69	2.70%	0.68%	0.66%	4.83%	56%	$399,854
Year Ended 7/31/2019	$9.89	8.13%	0.67%	0.67%	5.06%	43%	$430,191
Class R
Year Ended 7/31/2023	$8.44	2.80%	1.32%	1.21%(c)	4.86%	22%	$370
Year Ended 7/31/2022	$8.63	(7.23%)	1.30%	1.20%(c)	3.86%	34%	$385
Year Ended 7/31/2021	$9.96	7.59%	1.40%	1.26%(c)	3.93%	58%	$464
Year Ended 7/31/2020	$9.67	2.06%	1.32%	1.29%(c)	4.16%	56%	$486
Year Ended 7/31/2019	$9.87	7.35%	1.29%	1.29%	4.44%	43%	$949
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2023	27

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for
28	Columbia Income Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Income Opportunities Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
July 31, 2023
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
30	Columbia Income Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.65% of the Fund’s average daily net assets.
Columbia Income Opportunities Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
July 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to December 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.13
32	Columbia Income Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $360.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $885,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	44,918
Class C	—	1.00(b)	24

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through November 30, 2023
Class A	0.96%
Advisor Class	0.71
Class C	1.71
Institutional Class	0.71
Institutional 2 Class	0.64
Institutional 3 Class	0.59
Class R	1.21
Columbia Income Opportunities Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
July 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to December 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
299,995	(299,996)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
38,717,687	—	38,717,687	42,684,727	21,531,040	64,215,767
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,546,541	—	(22,073,729)	(60,688,115)
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
758,872,257	2,699,847	(63,387,962)	(60,688,115)
34	Columbia Income Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,692,907)	(14,380,822)	(22,073,729)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $150,946,713 and $192,654,512, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,100,000	4.77	9
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2023.
Columbia Income Opportunities Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
July 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
36	Columbia Income Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 35.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Income Opportunities Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
July 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
38	Columbia Income Opportunities Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent, broker and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Income Opportunities Fund | Annual Report 2023	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.62%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
40	Columbia Income Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Income Opportunities Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
42	Columbia Income Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Income Opportunities Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Income Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Income Opportunities Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Columbia Income Opportunities Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Income Opportunities Fund | Annual Report 2023	47

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the
48	Columbia Income Opportunities Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Income Opportunities Fund | Annual Report 2023	49

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Columbia Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN164_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Limited Duration Credit Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Limited Duration Credit Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Limited Duration Credit Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2003
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since February 2022
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	1.26	1.61	1.49
	Including sales charges		-1.80	0.99	1.19
Advisor Class		02/28/13	1.62	1.88	1.76
Class C	Excluding sales charges	06/19/03	0.50	0.85	0.74
	Including sales charges		-0.49	0.85	0.74
Institutional Class		09/27/10	1.51	1.86	1.75
Institutional 2 Class		11/08/12	1.56	1.91	1.81
Institutional 3 Class		03/19/13	1.61	1.96	1.85
Bloomberg U.S. 1-5 Year Corporate Index			0.88	1.89	1.92
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Limited Duration Credit Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2023)
Corporate Bonds & Notes	91.6
Money Market Funds	2.6
U.S. Treasury Obligations	5.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2023)
AAA rating	6.5
AA rating	1.9
A rating	33.0
BBB rating	55.8
BB rating	2.7
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Limited Duration Credit Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Limited Duration Credit Fund returned 1.26% excluding sales charges. The Fund’s benchmark, the Bloomberg U.S. 1-5 Year Corporate Index, returned 0.88% for the same period.
Market overview
As the period opened, the U.S. Federal Reserve (Fed) was already well along the path of tightening policy in response to elevated consumer price inflation, which peaked at 9.1% in June of 2022 while remaining well above the central bank’s 2% target. The Fed implemented further rate hikes at its September, November and December meetings totaling 225 basis points, bringing the fed funds target range to 4.25% - 4.50% by year-end, as compared to 0% - 0.25% at the beginning of 2022.
Entering 2023, with inflation showing signs of moderating, markets began to look ahead to the end of the Fed’s rate hiking cycle, leading Treasury yields to ease off their recent highs. On February 1, the Fed raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% to 4.75%.
In March, the failure of a pair of U.S. banks and the collapse of European giant Credit Suisse led to fears of a financial crisis. In response, the Fed created a lending facility to support bank liquidity while the market began to price in multiple cuts in the federal funds target rate over the second half of 2023. At its March 23 meeting, the Fed raised the federal funds target rate by another quarter-point to a range of 4.75% to 5.0%. The rate hike was generally welcomed by investors as a signal that the Fed viewed the financial system as remaining on stable footing.
Inflation continued to decline as the period progressed, with June consumer price inflation measured at 3.0%. Nonetheless, with the economy displaying surprising resilience and employment remaining historically robust, the Fed implemented additional 25 basis point increases at its early May and late July meetings, bringing the federal funds target rate to the 5.25% to 5.50% range. As of July 31, 2023, the yield on the 10-year Treasury was 3.97%, an increase of 130 basis points relative to its starting point of 2.67% 12 months earlier. (A basis point is 1/100 of a percent.)
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to the benchmark were led by security selection, most notably exposure to a media & entertainment company and a food & beverage company.
•	The Fund’s allocation across industries was also beneficial, specifically an overweight to life insurers and underweights to retailers and pharmaceutical companies.
•	More broadly, the Fund’s overweight to credit risk proved additive as risk sentiment strengthened over the period on hopes that the Fed would be successful in reining in inflation while avoiding a recession.
The Fund’s notable detractors during the period
•	The Fund’s modestly above-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity weighed on performance relative to the benchmark as interest rates rose over the period.
Derivatives usage
The Fund employed futures contracts during the period in order to manage portfolio duration relative to the benchmark. On a stand-alone basis, the use of these derivatives had a positive impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and
Columbia Limited Duration Credit Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Limited Duration Credit Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.10	1,021.12	3.69	3.71	0.74
Advisor Class	1,000.00	1,000.00	1,010.40	1,022.36	2.44	2.46	0.49
Class C	1,000.00	1,000.00	1,005.40	1,017.41	7.41	7.45	1.49
Institutional Class	1,000.00	1,000.00	1,010.40	1,022.36	2.44	2.46	0.49
Institutional 2 Class	1,000.00	1,000.00	1,010.60	1,022.61	2.19	2.21	0.44
Institutional 3 Class	1,000.00	1,000.00	1,010.80	1,022.86	1.94	1.96	0.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Limited Duration Credit Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 90.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 5.7%
Boeing Co. (The)
02/01/2026	2.750%	9,240,000	8,662,185
02/04/2026	2.196%	9,778,000	9,023,711
Howmet Aerospace, Inc.
01/15/2029	3.000%	5,670,000	4,962,985
L3Harris Technologies, Inc.
01/15/2027	5.400%	10,055,000	10,078,623
Total			32,727,504
Automotive 0.7%
General Motors Financial Co., Inc.
04/10/2028	2.400%	4,476,000	3,895,309
Banking 18.0%
Bank of America Corp.(a)
12/20/2028	3.419%	28,371,000	26,111,024
HSBC Holdings PLC(a)
03/09/2029	6.161%	12,215,000	12,375,420
JPMorgan Chase & Co.(a)
06/14/2030	4.565%	17,259,000	16,611,521
10/15/2030	2.739%	9,658,000	8,380,008
Morgan Stanley(a)
05/04/2027	1.593%	4,435,000	3,979,767
01/21/2028	2.475%	5,073,000	4,589,783
07/20/2029	5.449%	4,519,000	4,528,121
PNC Financial Services Group, Inc. (The)(a)
06/12/2029	5.582%	6,578,000	6,588,384
US Bancorp(a)
06/12/2029	5.775%	5,595,000	5,621,163
Wells Fargo & Co.(a)
07/25/2029	5.574%	14,731,000	14,801,494
Total			103,586,685
Building Materials 0.6%
Ferguson Finance PLC(b)
04/20/2027	4.250%	3,592,000	3,448,719
Cable and Satellite 1.5%
Charter Communications Operating LLC/Capital
01/15/2029	2.250%	10,340,000	8,564,004
Construction Machinery 0.7%
John Deere Capital Corp.
07/14/2028	4.950%	3,976,000	4,002,005
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 17.6%
AES Corp. (The)
01/15/2026	1.375%	4,800,000	4,337,465
CenterPoint Energy, Inc.
09/01/2024	2.500%	5,228,000	5,035,989
CMS Energy Corp.
11/15/2025	3.600%	10,450,000	9,950,106
DTE Energy Co.
03/15/2027	3.800%	8,625,000	8,116,743
Edison International
11/15/2024	3.550%	1,850,000	1,797,600
11/15/2028	5.250%	1,819,000	1,792,945
Emera U.S. Finance LP
06/15/2024	0.833%	3,555,000	3,373,788
Emera US Finance LP
06/15/2026	3.550%	12,581,000	11,972,398
Eversource Energy
08/15/2030	1.650%	5,535,000	4,392,380
FirstEnergy Transmission LLC(b)
01/15/2025	4.350%	5,450,000	5,322,087
NextEra Energy Capital Holdings, Inc.(c)
SOFR + 0.400% 11/03/2023	5.700%	9,135,000	9,131,900
NextEra Energy Operating Partners LP(b)
07/15/2024	4.250%	5,630,000	5,524,654
NRG Energy, Inc.(b)
12/02/2027	2.450%	7,563,000	6,421,174
Pacific Gas and Electric Co.
06/15/2028	3.000%	8,365,000	7,270,413
01/15/2029	6.100%	2,827,000	2,810,599
Pennsylvania Electric Co.(b)
03/30/2026	5.150%	862,000	850,772
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	2,322,000	2,290,814
Southern Co.(The)
06/15/2028	4.850%	6,110,000	6,036,916
WEC Energy Group, Inc.
06/15/2025	3.550%	783,000	752,648
01/15/2028	4.750%	4,464,000	4,402,259
Total			101,583,650
Environmental 0.5%
GFL Environmental, Inc.(b)
08/01/2025	3.750%	3,380,000	3,230,310
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 3.4%
Bacardi Ltd.(b)
05/15/2028	4.700%	20,040,000	19,410,565
Health Care 5.6%
HCA, Inc.
06/15/2026	5.250%	4,263,000	4,225,350
06/01/2028	5.200%	6,025,000	5,974,893
HCA, Inc.(b)
03/15/2027	3.125%	4,299,000	3,962,823
Thermo Fisher Scientific, Inc.(c)
SOFR + 0.390% 10/18/2023	5.690%	17,890,000	17,885,695
Total			32,048,761
Healthcare Insurance 3.0%
Aetna, Inc.
11/15/2024	3.500%	3,051,000	2,977,037
Centene Corp.
07/15/2028	2.450%	16,540,000	14,246,921
Total			17,223,958
Independent Energy 0.5%
Canadian Natural Resources Ltd.
07/15/2025	2.050%	1,311,000	1,227,976
Occidental Petroleum Corp.
09/01/2028	6.375%	1,408,000	1,445,118
Total			2,673,094
Life Insurance 13.6%
Five Corners Funding Trust(b)
11/15/2023	4.419%	13,085,000	13,016,240
MassMutual Global Funding II(b)
04/10/2026	4.500%	4,750,000	4,652,684
New York Life Global Funding(b)
08/07/2030	1.200%	3,620,000	2,797,640
Pacific Life Global Funding II(b)
07/18/2028	5.500%	5,790,000	5,803,883
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	25,334,000	24,448,515
Principal Life Global Funding II(b)
11/21/2024	2.250%	21,090,000	20,082,647
08/16/2026	1.250%	8,852,000	7,763,857
Total			78,565,466
Media and Entertainment 1.6%
Netflix, Inc.(b)
11/15/2029	5.375%	485,000	485,561
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Warnermedia Holdings, Inc.
03/15/2029	4.054%	9,405,000	8,619,569
Total			9,105,130
Midstream 3.0%
Colorado Interstate Gas Co. LLC/Issuing Corp.(b)
08/15/2026	4.150%	3,709,000	3,540,140
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	9,565,000	9,259,790
Western Gas Partners LP
07/01/2026	4.650%	4,815,000	4,676,701
Total			17,476,631
Natural Gas 0.6%
NiSource, Inc.
03/30/2028	5.250%	3,249,000	3,255,291
Packaging 1.6%
Berry Global, Inc.(b)
04/15/2028	5.500%	9,270,000	9,162,619
Pharmaceuticals 2.8%
Amgen, Inc.
03/02/2028	5.150%	4,438,000	4,441,442
Pfizer Investment Enterprises Pte Ltd.
05/19/2028	4.450%	12,045,000	11,838,367
Total			16,279,809
Technology 3.4%
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,979,000	1,914,983
07/15/2025	4.500%	4,540,000	4,461,867
Microchip Technology, Inc.
09/01/2023	2.670%	2,480,000	2,473,017
02/15/2024	0.972%	7,305,000	7,108,951
09/01/2024	0.983%	4,188,000	3,973,976
Total			19,932,794
Tobacco 1.6%
BAT Capital Corp.
08/15/2027	3.557%	7,985,000	7,420,738
BAT International Finance PLC(d)
02/02/2029	5.931%	2,081,000	2,081,000
Total			9,501,738
Transportation Services 1.6%
ERAC USA Finance LLC(b)
05/01/2028	4.600%	9,316,000	9,097,076

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 2.9%
Sprint Spectrum Co. I/II/III LLC(b)
03/20/2028	5.152%	5,069,200	5,019,781
T-Mobile US, Inc.
02/15/2026	2.250%	8,850,000	8,193,990
04/15/2027	3.750%	3,468,000	3,290,020
Total			16,503,791
Total Corporate Bonds & Notes (Cost $545,666,060)			521,274,909

U.S. Treasury Obligations 5.8%

U.S. Treasury
06/15/2025	2.875%	16,526,700	15,910,176
06/30/2025	4.625%	8,701,000	8,652,397
06/15/2026	4.125%	8,761,000	8,667,230
Total U.S. Treasury Obligations (Cost $33,748,449)			33,229,803
Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(e),(f)	14,973,641	14,967,651
Total Money Market Funds (Cost $14,968,818)		14,967,651
Total Investments in Securities (Cost: $594,383,327)		569,472,363
Other Assets & Liabilities, Net		6,358,403
Net Assets		575,830,766

At July 31, 2023, securities and/or cash totaling $1,603,497 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	890	09/2023	USD	180,697,813	—	(2,155,770)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(254)	09/2023	USD	(28,297,188)	759,470	—
U.S. Treasury 5-Year Note	(663)	09/2023	USD	(70,821,868)	647,450	—
U.S. Treasury Ultra 10-Year Note	(7)	09/2023	USD	(818,891)	20,165	—
Total					1,427,085	—
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2023.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $154,041,747, which represents 26.75% of total net assets.
(c)	Variable rate security. The interest rate shown was the current rate as of July 31, 2023.
(d)	Represents a security purchased on a when-issued basis.
(e)	The rate shown is the seven-day current annualized yield at July 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.408%
	17,548,686	315,357,035	(317,936,693)	(1,377)	14,967,651	(2,389)	603,599	14,973,641
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	521,274,909	—	521,274,909
U.S. Treasury Obligations	—	33,229,803	—	33,229,803
Money Market Funds	14,967,651	—	—	14,967,651
Total Investments in Securities	14,967,651	554,504,712	—	569,472,363
Investments in Derivatives
Asset
Futures Contracts	1,427,085	—	—	1,427,085
Liability
Futures Contracts	(2,155,770)	—	—	(2,155,770)
Total	14,238,966	554,504,712	—	568,743,678
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $579,414,509)	$554,504,712
Affiliated issuers (cost $14,968,818)	14,967,651
Margin deposits on:
Futures contracts	1,603,497
Receivable for:
Investments sold	2,962,141
Capital shares sold	1,834,092
Dividends	80,206
Interest	4,501,705
Variation margin for futures contracts	56,850
Expense reimbursement due from Investment Manager	4,166
Prepaid expenses	11,829
Total assets	580,526,849
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,081,000
Capital shares redeemed	843,313
Distributions to shareholders	1,453,935
Variation margin for futures contracts	67,867
Management services fees	20,266
Distribution and/or service fees	4,047
Transfer agent fees	80,165
Trustees’ fees	108,189
Other expenses	37,301
Total liabilities	4,696,083
Net assets applicable to outstanding capital stock	$575,830,766
Represented by
Paid in capital	648,015,876
Total distributable earnings (loss)	(72,185,110)
Total - representing net assets applicable to outstanding capital stock	$575,830,766
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
July 31, 2023
Class A
Net assets	$164,625,532
Shares outstanding	17,304,298
Net asset value per share	$9.51
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.80
Advisor Class
Net assets	$60,902,585
Shares outstanding	6,399,327
Net asset value per share	$9.52
Class C
Net assets	$7,503,773
Shares outstanding	788,837
Net asset value per share	$9.51
Institutional Class
Net assets	$270,446,229
Shares outstanding	28,407,787
Net asset value per share	$9.52
Institutional 2 Class
Net assets	$15,537,740
Shares outstanding	1,631,708
Net asset value per share	$9.52
Institutional 3 Class
Net assets	$56,814,907
Shares outstanding	5,966,878
Net asset value per share	$9.52
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Annual Report 2023

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — affiliated issuers	$603,599
Interest	19,539,243
Interfund lending	324
Foreign taxes withheld	(16,168)
Total income	20,126,998
Expenses:
Management services fees	2,700,948
Distribution and/or service fees
Class A	452,081
Class C	89,204
Transfer agent fees
Class A	194,056
Advisor Class	69,943
Class C	9,568
Institutional Class	302,724
Institutional 2 Class	10,701
Institutional 3 Class	6,900
Trustees’ fees	37,860
Custodian fees	6,659
Printing and postage fees	48,031
Registration fees	117,467
Accounting services fees	30,090
Legal fees	20,978
Compensation of chief compliance officer	120
Other	21,927
Total expenses	4,119,257
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(537,840)
Expense reduction	(20)
Total net expenses	3,581,397
Net investment income	16,545,601
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24,053,959)
Investments — affiliated issuers	(2,389)
Futures contracts	808,295
Net realized loss	(23,248,053)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,624,631
Investments — affiliated issuers	(1,377)
Futures contracts	608,816
Net change in unrealized appreciation (depreciation)	13,232,070
Net realized and unrealized loss	(10,015,983)
Net increase in net assets resulting from operations	$6,529,618
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$16,545,601	$12,117,093
Net realized loss	(23,248,053)	(22,201,040)
Net change in unrealized appreciation (depreciation)	13,232,070	(54,786,645)
Net increase (decrease) in net assets resulting from operations	6,529,618	(64,870,592)
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,676,066)	(3,722,417)
Advisor Class	(1,853,338)	(1,402,681)
Class C	(163,429)	(175,302)
Institutional Class	(7,989,431)	(8,556,597)
Institutional 2 Class	(516,616)	(1,736,446)
Institutional 3 Class	(2,145,420)	(3,444,184)
Total distributions to shareholders	(17,344,300)	(19,037,627)
Decrease in net assets from capital stock activity	(132,399,716)	(307,503,745)
Total decrease in net assets	(143,214,398)	(391,411,964)
Net assets at beginning of year	719,045,164	1,110,457,128
Net assets at end of year	$575,830,766	$719,045,164
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	2,434,687	22,986,017	3,696,529	37,587,260
Distributions reinvested	458,592	4,334,506	343,931	3,447,168
Shares redeemed	(5,898,042)	(55,799,923)	(6,096,618)	(60,846,549)
Net decrease	(3,004,763)	(28,479,400)	(2,056,158)	(19,812,121)
Advisor Class
Shares sold	2,494,557	23,474,275	2,329,296	23,259,364
Distributions reinvested	195,965	1,853,320	139,876	1,402,355
Shares redeemed	(2,850,020)	(26,956,071)	(3,709,834)	(36,941,272)
Net decrease	(159,498)	(1,628,476)	(1,240,662)	(12,279,553)
Class C
Shares sold	338,424	3,203,688	361,837	3,673,483
Distributions reinvested	13,838	130,742	14,992	151,391
Shares redeemed	(669,139)	(6,338,132)	(1,544,799)	(15,307,691)
Net decrease	(316,877)	(3,003,702)	(1,167,970)	(11,482,817)
Institutional Class
Shares sold	14,389,673	136,446,467	13,495,137	135,897,800
Distributions reinvested	759,619	7,186,049	769,300	7,733,870
Shares redeemed	(18,647,714)	(176,418,083)	(30,610,510)	(303,031,741)
Net decrease	(3,498,422)	(32,785,567)	(16,346,073)	(159,400,071)
Institutional 2 Class
Shares sold	1,057,061	9,900,192	3,008,545	30,491,727
Distributions reinvested	54,601	516,597	172,681	1,736,424
Shares redeemed	(1,268,857)	(12,013,631)	(10,233,374)	(99,167,098)
Net decrease	(157,195)	(1,596,842)	(7,052,148)	(66,938,947)
Institutional 3 Class
Shares sold	839,887	7,962,049	5,087,076	51,661,635
Distributions reinvested	223,009	2,106,778	340,351	3,418,336
Shares redeemed	(7,987,897)	(74,974,556)	(9,377,988)	(92,670,207)
Net decrease	(6,925,001)	(64,905,729)	(3,950,561)	(37,590,236)
Total net decrease	(14,061,756)	(132,399,716)	(31,813,572)	(307,503,745)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$9.64	0.23	(0.11)	0.12	(0.25)	—	(0.25)
Year Ended 7/31/2022	$10.43	0.10	(0.72)	(0.62)	(0.10)	(0.07)	(0.17)
Year Ended 7/31/2021	$10.38	0.09	0.06	0.15	(0.10)	—	(0.10)
Year Ended 7/31/2020	$9.97	0.19	0.41	0.60	(0.19)	—	(0.19)
Year Ended 7/31/2019	$9.66	0.23	0.32	0.55	(0.24)	—	(0.24)
Advisor Class
Year Ended 7/31/2023	$9.64	0.26	(0.11)	0.15	(0.27)	—	(0.27)
Year Ended 7/31/2022	$10.44	0.13	(0.74)	(0.61)	(0.12)	(0.07)	(0.19)
Year Ended 7/31/2021	$10.38	0.12	0.06	0.18	(0.12)	—	(0.12)
Year Ended 7/31/2020	$9.97	0.21	0.42	0.63	(0.22)	—	(0.22)
Year Ended 7/31/2019	$9.66	0.25	0.32	0.57	(0.26)	—	(0.26)
Class C
Year Ended 7/31/2023	$9.64	0.16	(0.11)	0.05	(0.18)	—	(0.18)
Year Ended 7/31/2022	$10.43	0.02	(0.72)	(0.70)	(0.02)	(0.07)	(0.09)
Year Ended 7/31/2021	$10.38	0.02	0.05	0.07	(0.02)	—	(0.02)
Year Ended 7/31/2020	$9.97	0.11	0.41	0.52	(0.11)	—	(0.11)
Year Ended 7/31/2019	$9.66	0.15	0.32	0.47	(0.16)	—	(0.16)
Institutional Class
Year Ended 7/31/2023	$9.65	0.26	(0.12)	0.14	(0.27)	—	(0.27)
Year Ended 7/31/2022	$10.44	0.12	(0.72)	(0.60)	(0.12)	(0.07)	(0.19)
Year Ended 7/31/2021	$10.39	0.12	0.05	0.17	(0.12)	—	(0.12)
Year Ended 7/31/2020	$9.98	0.21	0.42	0.63	(0.22)	—	(0.22)
Year Ended 7/31/2019	$9.67	0.25	0.32	0.57	(0.26)	—	(0.26)
Institutional 2 Class
Year Ended 7/31/2023	$9.65	0.26	(0.11)	0.15	(0.28)	—	(0.28)
Year Ended 7/31/2022	$10.44	0.13	(0.72)	(0.59)	(0.13)	(0.07)	(0.20)
Year Ended 7/31/2021	$10.39	0.12	0.06	0.18	(0.13)	—	(0.13)
Year Ended 7/31/2020	$9.98	0.22	0.41	0.63	(0.22)	—	(0.22)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	—	(0.27)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$9.51	1.26%	0.83%	0.75%(c)	2.46%	61%	$164,626
Year Ended 7/31/2022	$9.64	(6.02%)	0.81%	0.76%(c)	1.02%	79%	$195,763
Year Ended 7/31/2021	$10.43	1.43%	0.82%	0.77%(c)	0.89%	98%	$233,349
Year Ended 7/31/2020	$10.38	6.09%	0.83%	0.79%(c)	1.88%	88%	$188,642
Year Ended 7/31/2019	$9.97	5.75%	0.84%	0.80%	2.34%	99%	$173,843
Advisor Class
Year Ended 7/31/2023	$9.52	1.62%	0.58%	0.49%(c)	2.72%	61%	$60,903
Year Ended 7/31/2022	$9.64	(5.88%)	0.56%	0.51%(c)	1.27%	79%	$63,244
Year Ended 7/31/2021	$10.44	1.78%	0.57%	0.52%(c)	1.14%	98%	$81,406
Year Ended 7/31/2020	$10.38	6.36%	0.58%	0.54%(c)	2.12%	88%	$58,965
Year Ended 7/31/2019	$9.97	6.02%	0.59%	0.55%	2.59%	99%	$48,340
Class C
Year Ended 7/31/2023	$9.51	0.50%	1.58%	1.50%(c)	1.70%	61%	$7,504
Year Ended 7/31/2022	$9.64	(6.73%)	1.56%	1.51%(c)	0.20%	79%	$10,658
Year Ended 7/31/2021	$10.43	0.68%	1.57%	1.52%(c)	0.16%	98%	$23,715
Year Ended 7/31/2020	$10.38	5.30%	1.58%	1.54%(c)	1.13%	88%	$22,932
Year Ended 7/31/2019	$9.97	4.96%	1.59%	1.55%	1.59%	99%	$22,797
Institutional Class
Year Ended 7/31/2023	$9.52	1.51%	0.58%	0.50%(c)	2.71%	61%	$270,446
Year Ended 7/31/2022	$9.65	(5.78%)	0.56%	0.51%(c)	1.24%	79%	$307,759
Year Ended 7/31/2021	$10.44	1.68%	0.57%	0.52%(c)	1.13%	98%	$503,810
Year Ended 7/31/2020	$10.39	6.35%	0.58%	0.54%(c)	2.07%	88%	$326,594
Year Ended 7/31/2019	$9.98	6.01%	0.59%	0.55%	2.59%	99%	$166,238
Institutional 2 Class
Year Ended 7/31/2023	$9.52	1.56%	0.53%	0.45%	2.77%	61%	$15,538
Year Ended 7/31/2022	$9.65	(5.73%)	0.51%	0.46%	1.29%	79%	$17,257
Year Ended 7/31/2021	$10.44	1.73%	0.52%	0.48%	1.18%	98%	$92,315
Year Ended 7/31/2020	$10.39	6.41%	0.52%	0.48%	2.20%	88%	$61,362
Year Ended 7/31/2019	$9.98	6.08%	0.53%	0.49%	2.65%	99%	$66,741
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$9.65	0.26	(0.11)	0.15	(0.28)	—	(0.28)
Year Ended 7/31/2022	$10.44	0.14	(0.73)	(0.59)	(0.13)	(0.07)	(0.20)
Year Ended 7/31/2021	$10.39	0.13	0.05	0.18	(0.13)	—	(0.13)
Year Ended 7/31/2020	$9.98	0.23	0.41	0.64	(0.23)	—	(0.23)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	—	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Limited Duration Credit Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$9.52	1.61%	0.48%	0.40%	2.73%	61%	$56,815
Year Ended 7/31/2022	$9.65	(5.69%)	0.46%	0.42%	1.35%	79%	$124,365
Year Ended 7/31/2021	$10.44	1.78%	0.47%	0.43%	1.25%	98%	$175,861
Year Ended 7/31/2020	$10.39	6.47%	0.47%	0.43%	2.24%	88%	$159,121
Year Ended 7/31/2019	$9.98	6.13%	0.48%	0.44%	2.70%	99%	$177,100
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2023	21

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Columbia Limited Duration Credit Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
Columbia Limited Duration Credit Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
July 31, 2023
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,427,085*

24	Columbia Limited Duration Credit Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,155,770*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	808,295

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	608,816
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	158,854,018
Futures contracts — short	87,936,680

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2023.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Limited Duration Credit Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
July 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
26	Columbia Limited Duration Credit Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Limited Duration Credit Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
July 31, 2023
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $462,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	71,891
Class C	—	1.00(b)	991

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Limited Duration Credit Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	0.74%	0.76%
Advisor Class	0.49	0.51
Class C	1.49	1.51
Institutional Class	0.49	0.51
Institutional 2 Class	0.44	0.46
Institutional 3 Class	0.39	0.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
217,117	(217,117)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,344,300	—	17,344,300	17,096,439	1,941,188	19,037,627
Columbia Limited Duration Credit Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
July 31, 2023
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,733,803	—	(47,252,506)	(25,104,969)
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
593,848,647	639,917	(25,744,886)	(25,104,969)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(15,957,297)	(31,295,209)	(47,252,506)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $369,164,894 and $488,433,756, respectively, for the year ended July 31, 2023, of which $50,207,507 and $56,803,693, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Limited Duration Credit Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	400,000	4.85	6
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Limited Duration Credit Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
July 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 43.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
32	Columbia Limited Duration Credit Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Limited Duration Credit Fund | Annual Report 2023	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Limited Duration Credit Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.74%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Limited Duration Credit Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
36	Columbia Limited Duration Credit Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
Columbia Limited Duration Credit Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
38	Columbia Limited Duration Credit Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Limited Duration Credit Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
40	Columbia Limited Duration Credit Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
Columbia Limited Duration Credit Fund | Annual Report 2023	41

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Columbia Limited Duration Credit Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Limited Duration Credit Fund | Annual Report 2023	43

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the
44	Columbia Limited Duration Credit Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Limited Duration Credit Fund | Annual Report 2023	45

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Columbia Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN183_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Short-Term Cash Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly schedule of portfolio holdings
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short-Term Cash Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Portfolio management
John McColley
Portfolio breakdown (%) (at July 31, 2023)
Asset-Backed Commercial Paper	2.1
Asset-Backed Securities — Non-Agency(a)	2.8
Certificates of Deposit	7.3
Commercial Paper	29.5
Repurchase Agreements	21.7
Treasury Bills	14.6
U.S. Government & Agency Obligations	18.2
U.S. Treasury Obligations	3.8
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Annual Report 2023	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,024.80	1,024.74	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
4	Columbia Short-Term Cash Fund | Annual Report 2023

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 2.1%
Issuer	Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/07/2023	5.460%	85,000,000	84,911,090
08/09/2023	5.370%	133,373,000	133,196,515
08/11/2023	5.470%	40,000,000	39,934,160
09/19/2023	5.560%	73,000,000	72,448,120
10/17/2023	5.630%	27,111,000	26,788,867
Total Asset-Backed Commercial Paper (Cost $357,380,369)			357,278,752

Asset-Backed Securities — Non-Agency 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust(a)
Series 2023-A Class A1
04/15/2024	5.426%	50,489,068	50,502,119
Carmax Auto Owner Trust
Series 2023-2 Class A1
05/15/2024	5.508%	20,494,988	20,497,595
CarMax Auto Owner Trust
Series 2023-1 Class A1
02/15/2024	4.964%	2,582,253	2,581,877
Citizens Auto Receivables Trust(a)
Series 2023-1 Class A1
06/17/2024	5.534%	66,575,411	66,593,392
Dell Equipment Finance Trust(a)
Series 2023-1 Class A1
03/22/2024	5.456%	91,369,250	91,358,853
Series 2023-2 Class A1
06/24/2024	5.643%	40,156,936	40,167,529
Dext ABS LLC(a)
Series 2023-1 Class A1
04/15/2024	5.680%	23,952,337	23,937,097
DLL Finance LLC(a)
Series 2023-1A Class A1
02/20/2024	5.014%	5,412,104	5,407,697
DLLMT LLC(a)
Series 2023-1A Class A1
05/20/2024	5.533%	45,779,783	45,777,242
Enterprise Fleet Financing(a)
Series 2023-2 Class A1
06/20/2024	5.793%	49,002,396	49,060,268
Enterprise Fleet Financing LLC(a)
Series 2023-1 Class A1
03/20/2024	5.330%	17,877,523	17,856,066
Ford Credit Auto Lease Trust
Series 2023-A Class A1
02/15/2024	4.959%	137,453	137,438
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Owner Trust
Series 2023-A Class A1
04/15/2024	5.028%	10,617,283	10,616,379
HPEFS Equipment Trust(a)
Series 2023-1A Class A1
03/20/2024	5.450%	44,733,518	44,720,970
Total Asset-Backed Securities — Non-Agency (Cost $469,180,302)			469,214,522

Certificates of Deposit 7.1%
Issuer	Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
08/01/2023	5.320%	200,000,000	200,000,000
BNP Paribas SA
08/01/2023	5.100%	435,900,000	435,902,422
Canadian Imperial Bank of Commerce
08/01/2023	5.300%	25,000,000	25,000,000
Cooperatieve Rabobank UA
08/01/2023	5.100%	489,000,000	489,002,716
Nordea Bank Abp
10/12/2023	5.500%	90,000,000	89,976,150
Total Certificates of Deposit (Cost $1,239,900,000)			1,239,881,288

Commercial Paper 28.6%

Banking 14.8%
Bank of Montreal
08/01/2023	5.440%	75,000,000	74,988,825
08/23/2023	5.500%	100,000,000	99,654,400
09/07/2023	5.350%	30,000,000	29,833,680
09/20/2023	5.560%	43,300,000	42,966,070
09/21/2023	5.560%	100,000,000	99,213,500
10/16/2023	5.620%	100,000,000	98,828,700
Bank of Montreal(a)
08/28/2023	5.510%	40,000,000	39,831,520
Bank of Nova Scotia(a)
08/24/2023	5.390%	150,000,000	149,470,500
08/25/2023	5.390%	200,000,000	199,264,200
Credit Agricole CIB
08/01/2023	5.480%	100,000,000	99,985,000
DNB Bank ASA(a)
08/09/2023	5.490%	75,000,000	74,898,600
08/14/2023	5.500%	30,000,000	29,936,850
08/22/2023	5.510%	100,000,000	99,668,700
09/01/2023	5.530%	75,000,000	74,637,975
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2023	5

Portfolio of Investments  (continued)
July 31, 2023
Commercial Paper (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
10/03/2023	5.590%	25,000,000	24,757,300
10/17/2023	5.620%	100,000,000	98,814,000
10/18/2023	5.620%	100,000,000	98,798,600
Nordea Bank Abp(a)
08/17/2023	5.460%	42,000,000	41,893,446
09/08/2023	5.510%	24,000,000	23,859,504
09/22/2023	5.540%	30,000,000	29,760,420
10/13/2023	5.590%	200,000,000	197,757,600
Skandinaviska Enskilda Banken AB(a)
08/11/2023	5.470%	100,000,000	99,835,500
08/14/2023	5.470%	150,000,000	149,685,750
08/29/2023	5.510%	75,000,000	74,673,300
09/01/2023	5.510%	150,000,000	149,278,500
09/20/2023	5.550%	25,000,000	24,807,500
Toronto-Dominion Bank (The)(a)
09/25/2023	5.360%	230,000,000	228,123,430
09/26/2023	5.360%	50,000,000	49,584,600
09/27/2023	5.370%	70,000,000	69,408,080
Total			2,574,216,050
Construction Machinery 1.9%
Caterpillar Financial Services Corp.
08/01/2023	5.440%	55,000,000	54,991,805
08/02/2023	5.460%	85,000,000	84,974,585
08/03/2023	5.450%	100,000,000	99,955,200
08/08/2023	5.470%	75,000,000	74,910,225
08/09/2023	5.470%	20,000,000	19,973,040
Total			334,804,855
Diversified Manufacturing 0.4%
3M Co.(a)
08/08/2023	5.580%	64,425,000	64,346,337
Life Insurance 1.9%
New York Life Capital Corp.(a)
08/10/2023	5.340%	33,919,000	33,869,478
08/18/2023	5.380%	29,023,000	28,946,263
08/24/2023	5.410%	58,184,000	57,977,912
10/02/2023	5.600%	103,046,000	102,059,026
10/24/2023	5.620%	67,335,000	66,464,897
10/27/2023	5.600%	18,432,000	18,186,562
Prudential Funding LLC
08/02/2023	5.290%	25,000,000	24,992,750
Total			332,496,888
Pharmaceuticals 5.9%
Merck & Co., Inc.(a)
08/10/2023	5.500%	100,000,000	99,849,500
08/25/2023	5.530%	100,000,000	99,622,900
Commercial Paper (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Novartis Finance Corp.(a)
08/04/2023	5.440%	90,000,000	89,946,360
08/07/2023	5.450%	95,000,000	94,900,725
08/08/2023	5.460%	45,000,000	44,946,225
08/14/2023	5.480%	60,000,000	59,874,060
Roche Holdings, Inc.(a)
08/11/2023	5.390%	40,000,000	39,935,160
Sanofi SA(a)
09/06/2023	5.360%	200,000,000	198,919,000
09/12/2023	5.370%	125,000,000	124,213,500
09/28/2023	5.410%	180,000,000	178,439,220
Total			1,030,646,650
Retailers 2.8%
Walmart, Inc.(a)
08/28/2023	5.330%	275,000,000	273,879,375
09/12/2023	5.390%	93,715,000	93,123,940
09/13/2023	5.390%	125,000,000	124,192,875
Total			491,196,190
Technology 0.9%
Apple, Inc.(a)
08/11/2023	5.400%	155,000,000	154,748,125
Total Commercial Paper (Cost $4,983,654,643)			4,982,455,095

Repurchase Agreements 21.0%

Tri-party Federal Reserve Bank of New York
dated 07/31/2023, matures 08/01/2023,
repurchase price $3,365,495,403 (collateralized by U.S. Treasury Securities, Total Market Value $3,365,495,458)
	5.300%	3,365,000,000	3,365,000,000
Tri-party RBC Dominion Securities, Inc.
dated 07/31/2023, matures 08/01/2023,
repurchase price $200,029,333 (collateralized by U.S. Treasury Securities, Total Market Value $204,000,033)
	5.130%	200,000,000	200,000,833
Tri-party TD Securities (USA) LLC
dated 07/31/2023, matures 08/01/2023,
repurchase price $100,014,722 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,055)
	5.130%	100,000,000	100,000,472
Total Repurchase Agreements (Cost $3,665,000,000)			3,665,001,305

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Treasury Bills 14.1%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 14.1%
U.S. Treasury Bills
08/03/2023	3.560%	300,000,000	299,912,214
08/10/2023	4.810%	175,000,000	174,769,527
08/15/2023	4.980%	300,000,000	299,386,929
08/17/2023	5.020%	100,000,000	99,766,563
08/22/2023	5.100%	420,000,000	418,713,183
08/24/2023	5.120%	400,000,000	398,658,000
08/29/2023	5.170%	200,000,000	199,181,796
08/31/2023	5.170%	175,000,000	174,234,457
09/05/2023	5.200%	200,000,000	198,980,328
10/19/2023	5.330%	200,000,000	197,692,096
Total			2,461,295,093
Total Treasury Bills (Cost $2,461,422,806)			2,461,295,093

U.S. Government & Agency Obligations 17.7%

Federal Agricultural Mortgage Corp.(b)
SOFR + 0.150% 08/17/2023	5.450%	70,000,000	69,991,599
SOFR + 0.230% 03/20/2024	5.530%	35,000,000	35,010,896
SOFR + 0.110% 07/24/2024	5.160%	160,500,000	160,488,483
SOFR + 0.200% 07/21/2025	5.260%	39,000,000	38,984,218
Federal Agricultural Mortgage Corp.
12/12/2023	5.670%	15,000,000	14,959,458
04/10/2024	5.680%	20,000,000	19,907,574
07/12/2024	5.670%	50,000,000	49,986,902
Federal Farm Credit Banks Discount Notes
08/23/2023	5.570%	79,000,000	78,719,853
Federal Home Loan Banks(b)
SOFR + 0.020% 08/23/2023	5.080%	150,000,000	149,989,617
SOFR + 0.020% 09/19/2023	5.330%	140,000,000	139,979,031
SOFR + 0.025% 09/25/2023	5.330%	100,000,000	99,983,536
SOFR + 0.030% 09/25/2023	5.330%	150,000,000	149,974,135
SOFR + 0.030% 10/10/2023	5.330%	50,000,000	49,989,559
SOFR + 0.045% 10/24/2023	5.110%	150,000,000	149,964,180
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
SOFR + 0.030% 11/10/2023	5.330%	50,000,000	49,998,374
SOFR + 0.035% 12/11/2023	5.340%	50,000,000	49,996,178
Federal Home Loan Banks
11/01/2023	5.620%	116,650,000	116,448,660
11/01/2023	5.630%	38,925,000	38,856,852
01/10/2024	5.640%	123,000,000	122,626,809
01/10/2024	5.630%	130,000,000	129,634,788
01/26/2024	5.800%	116,000,000	115,585,523
02/07/2024	5.650%	100,000,000	99,734,795
03/08/2024	5.630%	150,000,000	149,597,368
04/05/2024	5.800%	103,500,000	103,329,648
04/05/2024	5.770%	128,000,000	127,759,864
Federal Home Loan Banks Discount Notes
08/01/2023	5.620%	169,000,000	168,974,003
08/07/2023	5.620%	107,986,000	107,869,773
08/08/2023	5.620%	170,000,000	169,790,771
08/15/2023	5.620%	150,000,000	149,654,173
08/31/2023	5.620%	120,000,000	119,429,605
Federal National Mortgage Association
02/09/2024	5.630%	10,000,000	9,973,879
05/13/2024	5.630%	40,000,000	39,813,206
Total U.S. Government & Agency Obligations (Cost $3,080,222,391)			3,077,003,310

U.S. Treasury Obligations 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury Index + -0.015% 01/31/2024	5.326%	361,500,000	361,479,734
3-month U.S. Treasury Index + 0.037% 07/31/2024	5.378%	285,000,000	285,029,911
Total U.S. Treasury Obligations (Cost $646,515,040)			646,509,645

Total Investments in Securities (Cost: $16,903,275,551)	16,898,639,010
Other Assets & Liabilities, Net	519,359,530
Net Assets	17,417,998,540

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $4,869,847,300, which represents 27.96% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2023	7

Portfolio of Investments  (continued)
July 31, 2023
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	357,278,752	—	357,278,752
Asset-Backed Securities — Non-Agency	—	469,214,522	—	469,214,522
Certificates of Deposit	—	1,239,881,288	—	1,239,881,288
Commercial Paper	—	4,982,455,095	—	4,982,455,095
Repurchase Agreements	—	3,665,001,305	—	3,665,001,305
Treasury Bills	—	2,461,295,093	—	2,461,295,093
U.S. Government & Agency Obligations	—	3,077,003,310	—	3,077,003,310
U.S. Treasury Obligations	—	646,509,645	—	646,509,645
Total Investments in Securities	—	16,898,639,010	—	16,898,639,010
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $13,238,275,551)	$13,233,637,705
Repurchase agreements (cost $3,665,000,000)	3,665,001,305
Cash	571,274,998
Receivable for:
Dividends	299,083
Interest	25,631,066
Prepaid expenses	120,628
Total assets	17,495,964,785
Liabilities
Payable for:
Distributions to shareholders	77,234,780
Trustees’ fees	644,521
Other expenses	86,944
Total liabilities	77,966,245
Net assets applicable to outstanding capital stock	$17,417,998,540
Represented by
Paid in capital	17,422,958,141
Total distributable earnings (loss)	(4,959,601)
Total - representing net assets applicable to outstanding capital stock	$17,417,998,540
Shares outstanding	17,423,939,837
Net asset value per share	0.9997
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2023	9

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$359,757
Interest	666,244,801
Total income	666,604,558
Expenses:
Trustees’ fees	355,742
Custodian fees	74,741
Shareholder reports and communication	16,295
Accounting services fees	30,090
Legal fees	233,106
Fidelity and surety fees	86,783
Commitment fees for bank credit facility	98,311
Compensation of chief compliance officer	2,906
Other	17,207
Total expenses	915,181
Net investment income	665,689,377
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,758
Net realized gain	4,758
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,104,537
Net change in unrealized appreciation (depreciation)	2,104,537
Net realized and unrealized gain	2,109,295
Net increase in net assets resulting from operations	$667,798,672
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$665,689,377	$63,253,848
Net realized gain	4,758	230
Net change in unrealized appreciation (depreciation)	2,104,537	(6,680,900)
Net increase in net assets resulting from operations	667,798,672	56,573,178
Distributions to shareholders
Net investment income and net realized gains	(665,490,426)	(63,454,663)
Total distributions to shareholders	(665,490,426)	(63,454,663)
Increase (decrease) in net assets from capital stock activity	392,671,933	(3,124,617,787)
Total increase (decrease) in net assets	394,980,179	(3,131,499,272)
Net assets at beginning of year	17,023,018,361	20,154,517,633
Net assets at end of year	$17,417,998,540	$17,023,018,361

	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Shares sold	74,966,237,080	74,936,517,047	94,773,615,131	94,747,876,135
Shares redeemed	(74,573,853,486)	(74,543,845,114)	(97,898,750,207)	(97,872,493,922)
Total net increase (decrease)	392,383,594	392,671,933	(3,125,135,076)	(3,124,617,787)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2023	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year.
	Year Ended July 31,
	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of period	$0.9995	$0.9999	$1.0000	$0.9999	$0.9999
Income from investment operations:
Net investment income	0.0415	0.0035	0.0009	0.0132	0.0234
Net realized and unrealized gain (loss)	0.0001	(0.0001)	(0.0000)(a)	0.0001	0.0001
Total from investment operations	0.0416	0.0034	0.0009	0.0133	0.0235
Less distributions to shareholders from:
Net investment income	(0.0414)	(0.0038)	(0.0010)	(0.0132)	(0.0235)
Total distributions to shareholders	(0.0414)	(0.0038)	(0.0010)	(0.0132)	(0.0235)
Net asset value, end of period	$0.9997	$0.9995	$0.9999	$1.0000	$0.9999
Total return	4.22%	0.38%	0.10%	1.32%	2.37%
Ratios to average net assets
Total gross expenses	0.01%	0.00%(a)	0.01%	0.00%(a)	0.00%(a)
Total net expenses	0.01%	0.00%(a)	0.01%	0.00%(a)	0.00%(a)
Net investment income	4.13%	0.35%	0.09%	1.32%	2.34%
Supplemental data
Net assets, end of period (in thousands)	$17,417,999	$17,023,018	$20,154,518	$14,286,658	$13,799,707

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Annual Report 2023

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the
Columbia Short-Term Cash Fund | Annual Report 2023	13

Notes to Financial Statements  (continued)
July 31, 2023
repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2023:
	Federal Reserve Bank ($)	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	3,365,000,000	200,000,833	100,000,472	3,665,001,305
Total financial and derivative net assets	3,365,000,000	200,000,833	100,000,472	3,665,001,305
Total collateral received (pledged) (a)	3,365,000,000	200,000,833	100,000,472	3,665,001,305
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
14	Columbia Short-Term Cash Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Money Market Fund Reforms
In July 2023, the Securities and Exchange Commission (SEC) adopted amendments to certain rules that govern money market funds under the Investment Company Act of 1940.  The amendments increase the daily liquid asset and weekly liquid asset minimum requirements.  In addition, effective October 2, 2023, the amendments remove provisions from the current rule that permit the Fund to temporarily suspend redemptions and to impose liquidity fees if weekly assets fall below a certain threshold.  The amendments will also require the Fund to impose, by October 2024, a mandatory liquidity fee when the Fund experiences daily net redemptions that exceed five percent of net assets, unless the liquidity costs are de minimis. The Fund will be required to impose a discretionary liquidity fee of up to 2% if the Fund’s Board or its delegate determines that a fee is in the best interest of the Fund.  The rule amendments will become effective 60 days after publication in the Federal Register with a tiered transition period for the Fund to comply with the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and
Columbia Short-Term Cash Fund | Annual Report 2023	15

Notes to Financial Statements  (continued)
July 31, 2023
remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,758	(4,758)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
665,490,426	—	665,490,426	63,454,663	—	63,454,663
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
77,548,699	—	—	(4,636,542)
16	Columbia Short-Term Cash Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
16,903,275,552	216,125	(4,852,667)	(4,636,542)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2023.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Columbia Short-Term Cash Fund | Annual Report 2023	17

Notes to Financial Statements  (continued)
July 31, 2023
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
18	Columbia Short-Term Cash Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Short-Term Cash Fund | Annual Report 2023	19

Notes to Financial Statements  (continued)
July 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
20	Columbia Short-Term Cash Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Short-Term Cash Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short-Term Cash Fund | Annual Report 2023	21

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
22	Columbia Short-Term Cash Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Short-Term Cash Fund | Annual Report 2023	23

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
24	Columbia Short-Term Cash Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Short-Term Cash Fund | Annual Report 2023	25

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
26	Columbia Short-Term Cash Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Short-Term Cash Fund | Annual Report 2023	27

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
28	Columbia Short-Term Cash Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund;
•	Information on the Fund’s management fees and total expenses;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Columbia Short-Term Cash Fund | Annual Report 2023	29

Approval of Management Agreement  (continued)
(Unaudited)
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund for various periods (including since manager inception) and the net assets of the Fund for various periods. The Board observed that the Fund’s investment performance met expectations.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.
The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle Investments and, because the Investment Manager collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
30	Columbia Short-Term Cash Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
Because the Fund does not pay management fees, the Board did not believe it necessary to consider potential economies of scale associated with the growth of the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Short-Term Cash Fund | Annual Report 2023	31

Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
ANN224_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Government Money Market Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Government Money Market Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly schedule of portfolio holdings
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Government Money Market Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended July 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	3.76	1.32	0.76
Class C	06/26/00	3.76	1.32	0.76
Institutional Class	04/30/10	3.76	1.32	0.76
Institutional 2 Class	12/11/06	3.84	1.39	0.83
Institutional 3 Class*	03/01/17	3.88	1.42	0.84
Class R	08/03/09	3.76	1.32	0.76
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Columbia Government Money Market Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at July 31, 2023)
Repurchase Agreements	15.2
Treasury Bills	37.7
U.S. Government & Agency Obligations	44.1
U.S. Treasury Obligations	3.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Government Money Market Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.70	1,023.26	1.55	1.56	0.31
Class C	1,000.00	1,000.00	1,022.70	1,023.26	1.55	1.56	0.31
Institutional Class	1,000.00	1,000.00	1,022.70	1,023.31	1.50	1.51	0.30
Institutional 2 Class	1,000.00	1,000.00	1,023.00	1,023.51	1.30	1.30	0.26
Institutional 3 Class	1,000.00	1,000.00	1,023.20	1,023.75	1.05	1.05	0.21
Class R	1,000.00	1,000.00	1,022.70	1,023.26	1.55	1.56	0.31
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may waive fees and/or reimburse certain expenses of the Fund so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not waived fees and/or reimbursed the expenses of the Fund during the six months ended July 31, 2023, the annualized expense ratios would have been 0.35% for Institutional Class. The actual expenses paid would have been $1.76 for Institutional Class; the hypothetical expenses paid would have been $1.76 for Institutional Class.
Other share classes may have had expense waiver/reimbursement changes; however, the changes were not considered material.
Columbia Government Money Market Fund | Annual Report 2023	5

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 14.8%
Issuer	Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 07/31/2023, matures 08/01/2023,
repurchase price $105,015,400 (collateralized by U.S. Treasury Securities, Total Market Value $107,100,064)
	5.280%	105,000,000	105,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2023, matures 08/01/2023,
repurchase price $70,010,306 (collateralized by U.S. Treasury Securities, Total Market Value $71,400,013)
	5.300%	70,000,000	70,000,000
Total Repurchase Agreements (Cost $175,000,000)			175,000,000

Treasury Bills 37.1%

United States 37.1%
U.S. Treasury Bills
08/01/2023	5.150%	32,200,000	32,200,000
08/03/2023	3.410%	21,000,000	20,994,112
08/08/2023	4.460%	8,500,000	8,491,702
08/10/2023	4.660%	58,500,000	58,425,376
08/15/2023	4.810%	28,000,000	27,944,728
08/17/2023	4.950%	35,000,000	34,919,570
08/22/2023	5.050%	82,500,000	82,249,850
08/24/2023	5.080%	57,000,000	56,810,160
08/29/2023	5.110%	24,000,000	23,902,896
09/05/2023	5.200%	56,000,000	55,714,439
09/07/2023	5.020%	20,000,000	19,895,917
10/19/2023	5.290%	15,000,000	14,827,961
Total			436,376,711
Total Treasury Bills (Cost $436,376,711)			436,376,711

U.S. Government & Agency Obligations 43.3%

Federal Agricultural Mortgage Corp.(a)
SOFR + 0.150% 08/17/2023	5.450%	8,000,000	8,000,000
SOFR + 0.230% 03/20/2024	5.530%	4,000,000	4,000,000
SOFR + 0.110% 07/24/2024	5.160%	12,000,000	12,000,000
SOFR + 0.200% 07/21/2025	5.260%	12,000,000	12,000,000
Federal Agricultural Mortgage Corp.
12/12/2023	4.920%	5,000,000	5,000,000
12/22/2023	4.830%	8,000,000	8,000,000
04/10/2024	4.990%	10,000,000	10,000,000
06/27/2024	5.290%	8,000,000	8,000,000
07/12/2024	5.650%	19,000,000	19,000,000
U.S. Government & Agency Obligations (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
Federal Agricultural Mortgage Corp. Discount Notes
10/19/2023	5.290%	10,000,000	9,885,231
Federal Farm Credit Banks Discount Notes
08/23/2023	5.000%	22,000,000	21,929,954
Federal Farm Credit Banks Funding Corp.
11/09/2023	4.990%	6,500,000	6,500,000
Federal Home Loan Banks(a)
SOFR + 0.020% 08/23/2023	5.080%	16,000,000	16,000,000
SOFR + 0.025% 09/25/2023	5.330%	16,000,000	16,000,000
SOFR + 0.030% 09/25/2023	5.330%	16,000,000	16,000,000
SOFR + 0.030% 10/10/2023	5.330%	16,000,000	16,000,000
SOFR + 0.030% 11/10/2023	5.330%	16,000,000	16,000,000
SOFR + 0.035% 12/11/2023	5.330%	16,000,000	16,000,000
Federal Home Loan Banks
12/29/2023	4.850%	8,000,000	8,000,000
01/10/2024	4.960%	6,000,000	5,999,743
01/10/2024	4.990%	4,000,000	4,000,000
01/26/2024	5.050%	8,000,000	8,000,000
03/08/2024	5.050%	3,000,000	2,970,239
04/05/2024	5.550%	4,000,000	4,000,000
04/05/2024	5.590%	4,000,000	4,000,000
Federal Home Loan Banks Discount Notes
08/01/2023	5.230%	37,000,000	37,000,000
08/02/2023	2.390%	8,000,000	7,998,951
08/04/2023	3.920%	3,315,000	3,313,577
08/08/2023	4.530%	11,000,000	10,989,092
08/09/2023	4.560%	39,500,000	39,455,589
08/16/2023	4.950%	2,750,000	2,744,042
08/21/2023	4.950%	13,500,000	13,461,637
09/01/2023	5.020%	38,200,000	38,032,690
09/06/2023	5.050%	20,000,000	19,898,200
09/13/2023	5.140%	18,000,000	17,889,189
09/15/2023	5.140%	7,500,000	7,451,719
09/19/2023	5.100%	15,000,000	14,895,875
09/20/2023	5.090%	15,000,000	14,894,167
09/27/2023	5.190%	6,000,000	5,950,885
Federal National Mortgage Association
02/09/2024	5.120%	8,000,000	8,000,000
05/13/2024	5.010%	11,000,000	11,000,000
Total U.S. Government & Agency Obligations (Cost $510,260,780)			510,260,780

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
U.S. Treasury Obligations 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + -0.015% 01/31/2024	5.326%	19,000,000	19,004,245
3-month U.S. Treasury Index + 0.037% 07/31/2024	5.378%	16,000,000	15,996,842
Total U.S. Treasury Obligations (Cost $35,001,087)			35,001,087
Total Investments in Securities (Cost: $1,156,638,578)	1,156,638,578
Other Assets & Liabilities, Net	20,712,970
Net Assets	1,177,351,548

Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of July 31, 2023.
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2023	7

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	175,000,000	—	175,000,000
Treasury Bills	—	436,376,711	—	436,376,711
U.S. Government & Agency Obligations	—	510,260,780	—	510,260,780
U.S. Treasury Obligations	—	35,001,087	—	35,001,087
Total Investments in Securities	—	1,156,638,578	—	1,156,638,578
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $981,638,578)	$981,638,578
Repurchase agreements (cost $175,000,000)	175,000,000
Cash	17,492,820
Receivable for:
Capital shares sold	9,072,556
Interest	1,960,282
Expense reimbursement due from Investment Manager	16,420
Prepaid expenses	12,588
Total assets	1,185,193,244
Liabilities
Payable for:
Capital shares redeemed	2,613,005
Distributions to shareholders	4,861,877
Management services fees	31,149
Transfer agent fees	55,719
Trustees’ fees	206,840
Other expenses	73,106
Total liabilities	7,841,696
Net assets applicable to outstanding capital stock	$1,177,351,548
Represented by
Paid in capital	1,177,636,402
Total distributable earnings (loss)	(284,854)
Total - representing net assets applicable to outstanding capital stock	$1,177,351,548
Class A
Net assets	$470,303,827
Shares outstanding	470,272,539
Net asset value per share	$1.00
Class C
Net assets	$15,048,186
Shares outstanding	15,051,959
Net asset value per share	$1.00
Institutional Class
Net assets	$165,022,392
Shares outstanding	165,060,048
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$459,642,885
Shares outstanding	459,660,732
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$63,299,844
Shares outstanding	63,316,385
Net asset value per share	$1.00
Class R
Net assets	$4,034,414
Shares outstanding	4,034,537
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2023	9

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$10,007
Interest	34,988,102
Total income	34,998,109
Expenses:
Management services fees	2,695,687
Transfer agent fees
Class A	553,263
Class C	22,346
Institutional Class	132,976
Institutional 2 Class	116,550
Institutional 3 Class	5,746
Class R	5,244
Trustees’ fees	51,839
Custodian fees	13,323
Printing and postage fees	172,097
Registration fees	179,532
Accounting services fees	30,090
Legal fees	23,657
Compensation of chief compliance officer	140
Other	21,670
Total expenses	4,024,160
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,458,051)
Expense reduction	(2,501)
Total net expenses	2,563,608
Net investment income	32,434,501
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(31,343)
Net realized loss	(31,343)
Net realized and unrealized loss	(31,343)
Net increase in net assets resulting from operations	$32,403,158
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$32,434,501	$938,103
Net realized gain (loss)	(31,343)	11,112
Net increase in net assets resulting from operations	32,403,158	949,215
Distributions to shareholders
Net investment income and net realized gains
Class A	(16,271,550)	(612,241)
Class C	(613,947)	(26,485)
Institutional Class	(4,081,752)	(153,207)
Institutional 2 Class	(9,058,021)	(129,098)
Institutional 3 Class	(2,268,883)	(120,536)
Class R	(146,439)	(6,600)
Total distributions to shareholders	(32,440,592)	(1,048,167)
Increase in net assets from capital stock activity	567,629,305	90,311,602
Total increase in net assets	567,591,871	90,212,650
Net assets at beginning of year	609,759,677	519,547,027
Net assets at end of year	$1,177,351,548	$609,759,677
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2023	11

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	401,232,824	401,232,825	122,477,570	122,477,570
Distributions reinvested	15,932,946	15,932,946	597,837	597,837
Shares redeemed	(314,340,365)	(314,340,366)	(114,573,092)	(114,573,093)
Net increase	102,825,405	102,825,405	8,502,315	8,502,314
Class C
Shares sold	11,798,401	11,798,402	15,149,503	15,149,502
Distributions reinvested	605,282	605,282	26,015	26,015
Shares redeemed	(15,038,551)	(15,038,552)	(8,307,486)	(8,307,486)
Net increase (decrease)	(2,634,868)	(2,634,868)	6,868,032	6,868,031
Institutional Class
Shares sold	135,620,457	135,620,457	42,765,056	42,765,056
Distributions reinvested	4,011,279	4,011,279	150,864	150,864
Shares redeemed	(66,422,424)	(66,422,423)	(36,762,655)	(36,762,655)
Net increase	73,209,312	73,209,313	6,153,265	6,153,265
Institutional 2 Class
Shares sold	443,335,707	443,335,707	86,490,850	86,490,850
Distributions reinvested	9,058,000	9,058,001	129,098	129,098
Shares redeemed	(64,661,319)	(64,661,320)	(22,337,086)	(22,337,086)
Net increase	387,732,388	387,732,388	64,282,862	64,282,862
Institutional 3 Class
Shares sold	54,964,716	54,964,715	58,820,671	58,820,670
Distributions reinvested	2,268,484	2,268,484	120,527	120,527
Shares redeemed	(50,952,934)	(50,952,934)	(52,869,413)	(52,869,413)
Net increase	6,280,266	6,280,265	6,071,785	6,071,784
Class R
Shares sold	3,022,001	3,022,001	1,797,153	1,797,154
Distributions reinvested	145,753	145,753	6,533	6,533
Shares redeemed	(2,950,952)	(2,950,952)	(3,370,341)	(3,370,341)
Net increase (decrease)	216,802	216,802	(1,566,655)	(1,566,654)
Total net increase	567,629,305	567,629,305	90,311,604	90,311,602
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Annual Report 2023

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Columbia Government Money Market Fund | Annual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 7/31/2022	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Class C
Year Ended 7/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 7/31/2022	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Institutional Class
Year Ended 7/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 7/31/2022	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Institutional 2 Class
Year Ended 7/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 7/31/2022	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Institutional 3 Class
Year Ended 7/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 7/31/2022	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$1.00	3.76%	0.52%	0.34%(c)	3.79%	$470,304
Year Ended 7/31/2022	$1.00	0.17%	0.61%	0.17%(c),(d)	0.15%	$367,496
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.08%(c),(d)	0.01%	$359,058
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.39%(c),(d)	0.82%	$395,640
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.83%	$380,309
Class C
Year Ended 7/31/2023	$1.00	3.76%	0.52%	0.35%(c)	3.63%	$15,048
Year Ended 7/31/2022	$1.00	0.16%	0.61%	0.20%(c),(d)	0.20%	$17,684
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.08%(c),(d)	0.01%	$10,818
Year Ended 7/31/2020	$1.00	0.90%	0.62%	0.34%(c),(d)	0.58%	$16,598
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.85%	$7,541
Institutional Class
Year Ended 7/31/2023	$1.00	3.76%	0.51%	0.34%(c)	3.83%	$165,022
Year Ended 7/31/2022	$1.00	0.17%	0.61%	0.17%(c),(d)	0.15%	$91,817
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.08%(c),(d)	0.01%	$85,679
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(c),(d)	0.74%	$94,458
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.82%	$69,331
Institutional 2 Class
Year Ended 7/31/2023	$1.00	3.84%	0.44%	0.26%	4.36%	$459,643
Year Ended 7/31/2022	$1.00	0.20%	0.49%	0.25%(d)	0.45%	$71,925
Year Ended 7/31/2021	$1.00	0.01%	0.52%	0.07%(d)	0.01%	$7,647
Year Ended 7/31/2020	$1.00	1.00%	0.51%	0.29%(d)	0.82%	$8,354
Year Ended 7/31/2019	$1.00	1.96%	0.52%	0.36%	2.06%	$4,674
Institutional 3 Class
Year Ended 7/31/2023	$1.00	3.88%	0.40%	0.22%	3.82%	$63,300
Year Ended 7/31/2022	$1.00	0.21%	0.46%	0.13%(d)	0.20%	$57,021
Year Ended 7/31/2021	$1.00	0.01%	0.47%	0.08%(d)	0.01%	$50,960
Year Ended 7/31/2020	$1.00	1.04%	0.46%	0.26%(d)	0.97%	$63,239
Year Ended 7/31/2019	$1.00	2.02%	0.47%	0.31%	2.06%	$69,061
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2023	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2023	$1.00	0.04	(0.00)(b)	0.04	(0.04)	—	(0.04)
Year Ended 7/31/2022	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	7/31/2022	7/31/2021	7/31/2020
Class A	0.24%	0.36%	0.08%
Class C	0.21%	0.36%	0.11%
Institutional Class	0.24%	0.36%	0.09%
Institutional 2 Class	0.04%	0.27%	0.06%
Institutional 3 Class	0.13%	0.21%	0.03%
Class R	0.26%	0.37%	0.09%
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Government Money Market Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2023	$1.00	3.76%	0.52%	0.34%(c)	3.67%	$4,034
Year Ended 7/31/2022	$1.00	0.17%	0.61%	0.15%(c),(d)	0.12%	$3,818
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.07%(c),(d)	0.01%	$5,385
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(c),(d)	0.72%	$4,606
Year Ended 7/31/2019	$1.00	1.82%	0.65%	0.50%	1.84%	$2,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2023	17

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
18	Columbia Government Money Market Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2023:
	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	105,000,000	70,000,000	175,000,000
Total financial and derivative net assets	105,000,000	70,000,000	175,000,000
Total collateral received (pledged) (a)	105,000,000	70,000,000	175,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Government Money Market Fund | Annual Report 2023	19

Notes to Financial Statements  (continued)
July 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.33% to 0.12% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.33% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
20	Columbia Government Money Market Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Class C	0.13
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $2,501.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the year ended July 31, 2023, the Fund did not pay fees for Class A, Class C and Class R shares. The contractual fee suspension on Class A, Class C and Class R shares is effective through November 30, 2023.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $370,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or Contingent Deferred Sales Charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
CDSCs received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below. These CDSCs are from the sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
Columbia Government Money Market Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
July 31, 2023
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	—	9,678
Class C	—	—	2,147
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	0.45%	0.50%
Class C	1.10	1.15
Institutional Class	0.35	0.40
Institutional 2 Class	0.26	0.29
Institutional 3 Class	0.21	0.25
Class R	0.85	0.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C and Class R shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
22	Columbia Government Money Market Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
32,440,592	—	32,440,592	1,040,011	8,156	1,048,167
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,814,288	—	(31,343)	—
At July 31, 2023, the cost of all investments for federal income tax purposes was $1,156,638,578. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(31,343)	—	(31,343)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2023.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under
Columbia Government Money Market Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
July 31, 2023
the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
24	Columbia Government Money Market Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 54.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Government Money Market Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
July 31, 2023
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
26	Columbia Government Money Market Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Government Money Market Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Government Money Market Fund | Annual Report 2023	27

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.95%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
28	Columbia Government Money Market Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Government Money Market Fund | Annual Report 2023	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
30	Columbia Government Money Market Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Government Money Market Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
32	Columbia Government Money Market Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Government Money Market Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34	Columbia Government Money Market Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Government Money Market Fund | Annual Report 2023	35

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
36	Columbia Government Money Market Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Government Money Market Fund | Annual Report 2023	37

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Columbia Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN200_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Minnesota Tax-Exempt Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Minnesota Tax-Exempt Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Minnesota Tax-Exempt Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2007
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	-2.06	0.51	2.13
	Including sales charges		-5.00	-0.12	1.83
Advisor Class		03/19/13	-1.81	0.75	2.40
Class C	Excluding sales charges	06/26/00	-2.79	-0.24	1.37
	Including sales charges		-3.74	-0.24	1.37
Institutional Class		09/27/10	-1.86	0.74	2.39
Institutional 2 Class*		12/11/13	-1.82	0.76	2.38
Institutional 3 Class*		03/01/17	-1.76	0.78	2.31
Bloomberg Minnesota Municipal Bond Index			0.63	1.66	2.34
Bloomberg Municipal Bond Index			0.93	1.87	2.81
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2023)
AAA rating	16.4
AA rating	28.8
A rating	20.7
BBB rating	11.6
BB rating	6.0
Not rated	16.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Minnesota Tax-Exempt Fund returned -2.06% excluding sales charges. Institutional Class shares of the Fund returned -1.86%. The Fund’s benchmark, the Bloomberg Minnesota Municipal Bond Index returned 0.63% and the national municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned 0.93%.
Market overview
The U.S. bond market posted negative returns in the reporting period. Persistent inflation, stronger-than-expected economic growth and a tight labor market prompted the U.S. Federal Reserve (Fed) to raise interest rates aggressively. The federal funds target rate stood in a range of 5.25-5.50% at the end of July 2023, up from 2.25% -2.50% a year earlier. The Fed’s aggressive approach weighed heavily on the fixed-income market, with the impact of falling prices outweighing the contribution from yield.
The Bloomberg Minnesota Municipal Bond Index slightly underperformed the Bloomberg Municipal Bond Index for the period. The State of Minnesota continued to benefit from favorable economic fundamentals, which contributed to a strong outlook for the state budget heading into the 2024 fiscal year. In the lead-up to the budget process, the state was sitting on a record high $15.5 billion in budget reserves, equivalent to 26% of revenues. Minnesota’s economy is underpinned by income levels above the national median, high educational attainment, and one of the lowest unemployment rates in the nation. It also benefits from a diverse economic landscape, with the Twin Cities metro area registering the highest number of Fortune 500 companies per capita in the United States. However, one emerging headwind is that recent negative net population migration could challenge employers’ ability to find enough workers over time.
The Fund’s notable detractors during the period
•	The Fund maintained a duration (interest rate sensitivity) longer than that of the benchmark, with a focus on longer maturities that offered relatively higher income. This positioning was largely based on management’s view that a downturn in economic growth would cause interest rates to fall (leading to price appreciation). Economic growth reaccelerated in late 2022, however, causing rates to rise and adversely affecting Fund performance. While the Fund’s longer duration helped results from the beginning of 2023 through the end of the period, the benefit was insufficient to offset the earlier shortfall.
•	A position in the bonds of the Puerto Rico Electric Power Authority (PREPA) was a key detractor. The utility company entered bankruptcy in July 2017 with just over $8 billion in outstanding debt. In late June, the bankruptcy court issued a surprise ruling that bondholders can claim a percentage of the outstanding debt’s value that was much lower than expected. Bondholders have begun to work on an appeal.
•	Overweight positions in below-investment-grade bonds also detracted, as did overweights in the charter schools and senior care sectors. Security selection in 17-year and longer maturities and in AA and A rated bonds detracted, as well.
The Fund’s notable contributors during the period
•	Overweight positions in municipal bonds with maturities of 12 years and longer, which outperformed the broader market, helped results.
•	Overweights in A and BBB rated issues also aided relative performance, as did an underweight in state general obligation debt.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, being more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.90	1,020.83	3.94	4.01	0.80
Advisor Class	1,000.00	1,000.00	986.10	1,022.07	2.71	2.76	0.55
Class C	1,000.00	1,000.00	981.20	1,017.11	7.61	7.75	1.55
Institutional Class	1,000.00	1,000.00	986.10	1,022.07	2.71	2.76	0.55
Institutional 2 Class	1,000.00	1,000.00	986.10	1,022.07	2.71	2.76	0.55
Institutional 3 Class	1,000.00	1,000.00	986.40	1,022.32	2.46	2.51	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.4%
Issue Description	Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.4%
City of Minneapolis(a),(b)
Revenue Bonds
Fairview Health Services
Series 2018 (Wells Fargo Bank NA)
11/15/2048	4.450%	2,300,000	2,300,000
Total Floating Rate Notes (Cost $2,300,000)			2,300,000

Municipal Bonds 98.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 2.3%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,096,721
Subordinated Series 2019A
01/01/2049	5.000%	2,095,000	2,201,264
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Subordinated Series 2019B
01/01/2049	5.000%	5,000,000	5,129,165
Subordinated Series 2022B
01/01/2047	5.000%	2,100,000	2,179,557
Total			12,606,707
Assisted Living 0.4%
St. Cloud Housing & Redevelopment Authority(d)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	3.806%	3,000,000	2,374,873
Charter Schools 8.2%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	1,215,000	1,130,428
07/01/2047	4.250%	1,000,000	762,558
07/01/2052	4.375%	2,255,000	1,690,121
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	1,000,000	964,892
07/01/2045	5.000%	2,070,000	1,892,286
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,495,741
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,425,891
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2050	5.375%	3,600,000	3,444,516
City of Independence
Revenue Bonds
Global Academy Charter Schools
Series 2021A
07/01/2041	4.000%	1,500,000	1,206,755
Global Academy Project
Series 2021A
07/01/2051	4.000%	1,400,000	1,033,458
07/01/2056	4.000%	1,080,000	774,981
Paladin Career & Technical High School
Series 2021
06/01/2056	4.000%	2,305,000	1,526,854
City of Minneapolis(e)
Revenue Bonds
Friendship Academy of the Arts
Series 2019
12/01/2052	5.250%	2,000,000	1,690,134
City of Minneapolis
Revenue Bonds
Hennepin Schools Project
Series 2021
07/01/2051	4.000%	3,585,000	2,615,466
07/01/2056	4.000%	1,170,000	822,902
Northeast College Prep Project
Series 2020A
07/01/2040	5.000%	435,000	384,924
07/01/2055	5.000%	1,410,000	1,133,144
City of Ramsey
Refunding Revenue Bonds
Pact Charter School Project
Series 2022A
06/01/2032	5.000%	3,000,000	3,005,806
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Savage
Revenue Bonds
Aspen Academy
Series 2016A
10/01/2031	4.750%	1,000,000	945,465
City of Spring Lake Park
Revenue Bonds
Academy for Higher Learning Project
Series 2019
06/15/2049	5.000%	2,000,000	1,791,772
06/15/2054	5.000%	1,000,000	881,718
City of Woodbury
Refunding Revenue Bonds
Charter School Lease
Series 2020
12/01/2040	4.000%	400,000	348,737
12/01/2050	4.000%	550,000	445,037
Revenue Bonds
Woodbury Leadership Project
Series 2021
07/01/2056	4.000%	1,150,000	800,226
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Higher Ground Academy Project
Series 2023
12/01/2057	5.500%	2,000,000	2,003,143
Hmong College Prep Academy Project
Series 2020
09/01/2055	5.000%	1,750,000	1,522,588
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	1,000,000	867,498
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	864,738
09/01/2047	4.125%	1,400,000	1,109,949
Series 2021
09/01/2026	2.000%	295,000	270,095
09/01/2031	4.000%	350,000	328,954
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	189,463
03/01/2043	4.625%	1,000,000	853,067
Housing & Redevelopment Authority of The City of St. Paul(e)
Revenue Bonds
Minnesota Math & Science Academy
Series 2021
06/01/2041	4.000%	1,120,000	858,309
06/01/2056	4.000%	1,080,000	722,878
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	601,387
08/01/2046	4.250%	2,935,000	2,330,559
Total			44,736,440
Health Services 0.2%
City of Center City
Refunding Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2019
11/01/2041	4.000%	1,000,000	889,975
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2014
11/01/2044	5.000%	500,000	500,860
Total			1,390,835
Higher Education 7.9%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,186,402
12/01/2040	5.000%	1,350,000	1,369,044
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Carleton College
Series 2017
03/01/2037	4.000%	500,000	505,337
03/01/2039	4.000%	500,000	501,761
03/01/2040	4.000%	1,000,000	1,002,555
03/01/2047	4.000%	2,500,000	2,449,686
College of St. Scholastica
Series 2019
12/01/2040	4.000%	1,200,000	1,076,833
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	2,822,480
Macalester College
Series 2017
03/01/2029	5.000%	150,000	160,977
03/01/2030	5.000%	175,000	188,356
03/01/2042	4.000%	900,000	902,496
03/01/2048	4.000%	600,000	585,461
Series 2021
03/01/2040	3.000%	365,000	315,163
03/01/2043	3.000%	325,000	266,475

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Catherine University
Series 2018
10/01/2037	4.000%	580,000	553,721
10/01/2038	4.000%	920,000	870,253
10/01/2045	5.000%	2,500,000	2,521,100
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	763,640
12/01/2032	5.000%	1,000,000	1,031,720
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,514,983
10/01/2035	4.000%	500,000	502,828
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	784,407
04/01/2039	4.000%	2,000,000	1,897,312
Series 2017A
10/01/2035	4.000%	800,000	811,867
10/01/2037	4.000%	750,000	748,863
Revenue Bonds
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	905,923
College of St. Scholastica
Series 2012
12/01/2027	4.250%	350,000	350,019
12/01/2032	4.000%	350,000	344,108
St. Catherine University
Series 2023
10/01/2052	5.000%	1,415,000	1,418,547
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	383,073
10/01/2032	5.000%	645,000	667,578
10/01/2033	5.000%	350,000	362,149
10/01/2034	5.000%	380,000	393,384
University of St. Thomas
Series 2019
10/01/2040	5.000%	1,250,000	1,310,371
10/01/2044	4.000%	2,750,000	2,621,340
Series 2022B
10/01/2052	5.000%	7,895,000	8,213,698
University of Minnesota
Revenue Bonds
Series 2019A
04/01/2038	5.000%	1,000,000	1,086,844
Total			43,390,754
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 22.7%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	387,284
05/01/2051	5.000%	1,500,000	1,107,306
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2024	4.000%	745,000	744,267
04/01/2026	4.000%	500,000	493,463
04/01/2031	4.000%	1,450,000	1,429,039
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	10,500,000	9,836,983
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,022,197
09/01/2035	4.000%	1,500,000	1,457,860
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,105,419
11/15/2044	5.000%	6,475,000	6,544,181
Revenue Bonds
Allina Health System
Series 2023B (Mandatory Put 11/15/30)
11/14/2053	5.000%	3,500,000	3,857,483
Fairview Health Services
Series 2018A
11/15/2037	4.000%	7,000,000	6,624,515
11/15/2038	4.000%	1,130,000	1,061,392
11/15/2048	4.000%	2,000,000	1,746,394
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,704,573
04/01/2041	5.000%	675,000	686,653
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2036	5.000%	9,255,000	10,981,766
Series 2022
11/15/2057	5.000%	13,000,000	13,988,463

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,009,511
City of St. Cloud
Refunding Revenue Bonds
CentraCare Health System
Series 2016A
05/01/2028	5.000%	1,745,000	1,813,720
05/01/2037	4.000%	3,175,000	3,119,248
05/01/2046	5.000%	3,875,000	3,935,333
Series 2019
05/01/2048	5.000%	5,000,000	5,169,093
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	7,172,380
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2043	4.250%	3,000,000	2,894,595
02/15/2043	5.000%	1,615,000	1,652,251
02/15/2048	4.250%	1,000,000	943,526
02/15/2048	5.000%	1,300,000	1,312,690
02/15/2058	5.000%	6,000,000	6,014,251
St. Luke Hospital of Duluth
Series 2022
06/15/2037	4.000%	350,000	323,369
06/15/2038	4.000%	375,000	339,814
06/15/2039	4.000%	225,000	201,533
Revenue Bonds
St. Luke’s Hospital
Series 2022
06/15/2052	5.250%	2,420,000	2,444,207
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2036	4.000%	1,200,000	1,152,243
11/15/2037	4.000%	600,000	567,816
11/15/2043	4.000%	3,000,000	2,718,870
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,067,748
07/01/2035	4.000%	10,630,000	10,531,852
Total			124,163,288
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 3.6%
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	254,315
10/01/2033	5.000%	250,000	254,143
Series 2014A
10/01/2035	5.000%	1,000,000	1,016,228
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	221,690
01/01/2035	5.000%	170,000	179,152
01/01/2036	5.000%	180,000	188,923
01/01/2041	5.000%	400,000	412,349
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,036,666
01/01/2041	5.000%	2,550,000	2,621,427
01/01/2046	5.000%	2,000,000	2,043,502
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,069,308
Southern Minnesota Municipal Power Agency(f)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2026	0.000%	10,000,000	9,163,125
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2036	5.000%	1,000,000	1,029,874
Total			19,490,702
Local Appropriation 2.3%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,711,379
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,021,888
02/01/2042	4.000%	5,250,000	5,138,557
St. Paul Independent School District No. 625
Certificate of Participation
Series 2019 (School District Credit Enhancement Program)
02/01/2037	4.000%	515,000	532,316
02/01/2039	3.000%	565,000	497,119

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020C
02/01/2040	2.500%	4,285,000	3,432,731
Zumbro Education District
Certificate of Participation
Series 2021A
02/01/2041	4.000%	635,000	582,234
Total			12,916,224
Local General Obligation 22.3%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2045	3.000%	5,000,000	4,216,538
Becker Independent School District No. 726(f)
Unlimited General Obligation Bonds
Series 2022A
02/01/2037	0.000%	1,335,000	751,229
02/01/2038	0.000%	1,335,000	705,784
02/01/2039	0.000%	1,150,000	576,448
Blooming Prairie Independent School District No. 756
Unlimited General Obligation Refunding Bonds
Series 2022A
02/01/2045	2.250%	1,375,000	963,137
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	9,987,262
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2030	4.000%	3,145,000	3,295,721
City of Elk River
Unlimited General Obligation Bonds
Series 2019A
12/01/2042	3.000%	1,755,000	1,518,004
City of Minneapolis
Unlimited General Obligation Bonds
Series 2022
12/01/2040	4.000%	4,440,000	4,510,829
City of Rosemount(g)
Unlimited General Obligation Bonds
Series 2023A
02/01/2036	5.000%	1,575,000	1,802,212
Dilworth Glyndon Felton Independent School District No. 2164
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	3.000%	1,025,000	926,601
02/01/2040	3.000%	1,000,000	879,739
02/01/2041	3.000%	1,230,000	1,068,805
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Duluth Independent School District No. 709(f)
Unlimited General Obligation Bonds
Series 2021C
02/01/2032	0.000%	1,080,000	781,187
02/01/2033	0.000%	1,075,000	744,146
Eden Prairie Independent School District No. 272
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2040	3.000%	3,000,000	2,635,129
Elk River Independent School District No. 728
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2034	2.000%	7,000,000	5,768,053
Gibbon Independent School District No. 2365
Unlimited General Obligation Bonds
Series 2023A
02/01/2048	5.000%	2,000,000	2,143,474
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,305,000	956,615
02/01/2033	0.000%	2,140,000	1,489,674
Hennepin County Regional Railroad Authority
Limited General Obligation Bonds
Series 2019A
12/01/2037	5.000%	4,685,000	5,146,598
12/01/2038	5.000%	3,965,000	4,321,132
Lac Qui Parle Valley Independent School District No. 2853
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.500%	2,525,000	2,016,712
Litchfield Independent School District No. 465
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	3.000%	2,260,000	2,028,887
MACCRAY Independent School District No. 2180
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	2.250%	2,525,000	1,959,324
02/01/2039	2.250%	2,580,000	1,968,826
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2030	5.000%	500,000	511,311
Marshall Independent School District No. 413
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2039	3.000%	2,440,000	2,178,785
02/01/2040	3.000%	2,515,000	2,214,357

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Council
Unlimited General Obligation Bonds
Minneapolis-Saint Paul Metropolitan Area
Series 2022
03/01/2042	4.000%	3,550,000	3,562,959
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,025,981
Moorhead Independent School District No. 152
Unlimited General Obligation Bonds
Series 2020A
02/01/2041	3.000%	5,600,000	4,842,846
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	6,444,045
North St. Paul-Maplewood-Oakdale Independent School District No. 622
Unlimited General Obligation Bonds
Series 2019A
02/01/2042	3.000%	7,050,000	5,827,813
Norwood Young America Independent School District No. 108
Unlimited General Obligation Bonds
Series 2022A
02/01/2045	2.250%	1,600,000	1,126,947
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,026,892
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	10,174,706
Russell Tyler Ruthton Independent School District No. 2902
Unlimited General Obligation Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2035	3.000%	1,950,000	1,909,377
02/01/2036	3.000%	1,000,000	972,568
02/01/2037	3.000%	1,035,000	963,725
Sartell-St. Stephen Independent School District No. 748(f)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	1,140,525
02/01/2033	0.000%	2,585,000	1,804,480
02/01/2034	0.000%	1,500,000	1,002,453
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sauk Rapids-Rice Independent School District No. 47
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.625%	2,250,000	1,834,318
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	450,345
Watertown-Mayer Independent School District No. 111(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2020A
02/01/2035	0.000%	2,420,000	1,533,406
02/01/2039	0.000%	2,175,000	1,095,208
Worthington Independent School District No. 518
Unlimited General Obligation Bonds
Series 2020A
02/01/2035	3.000%	700,000	689,391
02/01/2036	3.000%	470,000	449,694
02/01/2037	3.000%	500,000	473,458
02/01/2038	3.000%	1,000,000	919,867
02/01/2039	3.000%	1,000,000	910,747
Total			122,248,270
Multi-Family 3.3%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,503,046
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,348,287
City of Minneapolis
Revenue Bonds
14th and Central Project
Series 2020A (FNMA)
02/01/2038	2.350%	4,678,138	3,624,676
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,001,452
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
848 Payne Ave. Apartments Green Bonds
Series 2020
06/01/2038	2.330%	5,000,000	3,982,475

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,398,518
Total			17,858,454
Municipal Power 1.1%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2028	4.000%	950,000	972,982
Guam Power Authority(h)
Refunding Revenue Bonds
Series 2022A
10/01/2044	5.000%	3,000,000	3,075,230
Puerto Rico Electric Power Authority(h),(i)
Revenue Bonds
Series 2012A
07/01/2042	0.000%	5,050,000	1,881,125
Total			5,929,337
Nursing Home 2.9%
City of Chatfield
Refunding Revenue Bonds
Chosen Valley Care Center
Series 2019
09/01/2044	5.000%	500,000	412,557
09/01/2052	5.000%	1,500,000	1,172,156
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,463,485
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	1,535,836
Duluth Economic Development Authority
Revenue Bonds
Benedictine Health System
Series 2021
07/01/2031	4.000%	1,625,000	1,483,914
07/01/2041	4.000%	3,755,000	2,930,295
Housing & Redevelopment Authority of The City of St. Paul(e)
Refunding Revenue Bonds
Episcopal Homes Obligation Group
Series 2021
11/01/2042	4.000%	1,000,000	779,186
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,054,616
05/01/2048	5.125%	6,250,000	5,093,539
Total			15,925,584
Other Bond Issue 0.7%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	473,830
08/01/2033	3.000%	500,000	470,965
08/01/2034	3.125%	850,000	794,758
08/01/2035	3.125%	800,000	736,691
Series 2020A
12/01/2036	5.000%	1,580,000	1,560,230
Total			4,036,474
Other Utility 1.0%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	898,574
10/01/2032	4.000%	800,000	818,723
10/01/2033	4.000%	655,000	669,464
Series 2017B
10/01/2037	4.000%	800,000	800,914
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,295,680
St. Paul Port Authority(c)
Revenue Bonds
Series 2017-4
10/01/2040	4.000%	1,000,000	957,273
Total			5,440,628
Refunded / Escrowed 3.2%
Centennial Independent School District No. 12(f)
Prerefunded 02/01/25 Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	884,911
02/01/2033	0.000%	750,000	517,891
Goodhue County Education District No. 6051
Prerefunded 02/01/24 Certificate of Participation
Series 2014
02/01/2034	5.000%	1,200,000	1,209,510
02/01/2039	5.000%	1,300,000	1,310,302

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hermantown Independent School District No. 700
Prerefunded 02/01/24 Unlimited General Obligation Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2037	5.000%	4,740,000	4,775,928
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	2,597,709
11/15/2044	5.000%	1,000,000	1,039,084
University of Minnesota
Prerefunded 08/01/23 Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,000,000
Total			17,335,335
Retirement Communities 5.1%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2035	4.750%	1,000,000	869,749
11/01/2046	5.000%	1,500,000	1,228,847
City of Apple Valley
Refunding Revenue Bonds
Apple Valley Senior Housing
Series 2018
09/01/2053	4.500%	3,000,000	2,553,281
Revenue Bonds
Orchard Path Phase II Project
Series 2021
09/01/2051	4.000%	500,000	381,057
09/01/2061	4.000%	870,000	628,516
City of Cloquet
Refunding Revenue Bonds
HADC Cloquet LLC Project
Series 2021
08/01/2041	4.000%	500,000	375,030
08/01/2048	4.000%	500,000	343,277
City of Maple Plain
Revenue Bonds
Haven Homes, Inc. Project
Series 2019
07/01/2057	4.650%	1,250,000	916,188
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	845,667
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	4,440,366
10/01/2047	5.000%	2,000,000	1,916,004
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,202,217
08/01/2053	5.000%	600,000	463,793
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,400,000	1,828,430
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	1,560,607
09/01/2042	5.000%	875,000	734,296
City of St. Joseph
Revenue Bonds
Woodcrest of Country Manor Project
Series 2019
07/01/2055	5.000%	1,500,000	1,180,412
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	255,303
09/01/2037	4.250%	300,000	276,867
09/01/2042	5.000%	1,000,000	970,052
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2033	5.000%	150,000	151,078
08/01/2034	5.000%	125,000	125,655
08/01/2035	5.000%	140,000	140,424
08/01/2054	5.000%	1,625,000	1,495,717
Dakota County Community Development Agency(e)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,350,116

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	1,720,164
Total			27,953,113
Sales Tax 2.0%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,270,489
Commonwealth of Puerto Rico(f),(h)
Revenue Notes
Series 2022
11/01/2051	0.000%	1,161,264	593,696
Subordinated Series 2022
11/01/2043	0.000%	876,694	449,306
Puerto Rico Sales Tax Financing Corp.(f),(h)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	24,501,000	6,988,849
Puerto Rico Sales Tax Financing Corp.(h)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	2,000,000	1,946,527
Total			11,248,867
Single Family 4.8%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	80,000	79,565
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Series 2021D (GNMA)
07/01/2041	2.200%	1,680,000	1,233,395
Revenue Bonds
Mortgage-Backed Securities Pass-Through Program
Series 2019 (GNMA)
03/01/2049	3.450%	583,139	560,095
06/01/2049	3.150%	778,293	714,293
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	1,970,831	1,768,267
Series 2019F
07/01/2044	2.750%	1,385,000	1,226,504
Series 2020B (GNMA)
01/01/2044	2.800%	2,605,000	2,200,681
Series 2020E (GNMA)
07/01/2044	2.700%	1,295,000	1,025,140
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021B (GNMA)
07/01/2046	2.450%	2,510,000	1,849,577
07/01/2051	2.500%	3,445,000	2,441,418
Social Bonds
Series 2021F
07/01/2046	2.400%	4,380,000	3,266,610
Series 2021H
01/01/2046	2.550%	2,715,000	2,184,804
Series 2022A (GNMA)
07/01/2042	2.750%	2,230,000	1,753,028
Series 2023B (GNMA)
07/01/2043	4.300%	2,905,000	2,809,474
Series 2023D (GNMA)
07/01/2043	4.500%	3,015,000	2,970,962
Total			26,083,813
State General Obligation 4.0%
State of Minnesota
Unlimited General Obligation Bonds
Series 2018A
08/01/2033	5.000%	5,500,000	6,089,030
08/01/2038	5.000%	1,400,000	1,515,174
Series 2019A
08/01/2039	5.000%	2,000,000	2,187,440
Series 2021B
09/01/2040	2.000%	5,000,000	3,585,860
Series 2022
08/01/2041	5.000%	5,000,000	5,627,187
Unlimited General Obligation Refunding Bonds
Series 2020D
08/01/2023	5.000%	2,900,000	2,900,121
Total			21,904,812
Student Loan 0.7%
Minnesota Office of Higher Education(c)
Refunding Revenue Bonds
Series 2020
11/01/2038	2.650%	1,605,000	1,450,362
Supplemental Student Loan Program
Series 2023
11/01/2042	4.000%	2,300,000	2,193,034
Total			3,643,396
Total Municipal Bonds (Cost $594,224,986)			540,677,906

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Money Market Funds 0.1%
	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 3.579%(j)	120,966	120,954
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 3.537%(j)	96,720	96,720
Total Money Market Funds (Cost $217,685)		217,674
Total Investments in Securities (Cost: $596,742,671)		543,195,580
Other Assets & Liabilities, Net		4,469,472
Net Assets		547,665,052
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2023.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2023.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $5,400,623, which represents 0.99% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2023, the total value of these securities amounted to $14,934,733, which represents 2.73% of total net assets.
(i)	Represents a security in default.
(j)	The rate shown is the seven-day current annualized yield at July 31, 2023.
Abbreviation Legend
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,300,000	—	2,300,000
Municipal Bonds	—	540,677,906	—	540,677,906
Money Market Funds	217,674	—	—	217,674
Total Investments in Securities	217,674	542,977,906	—	543,195,580
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $596,742,671)	$543,195,580
Receivable for:
Capital shares sold	2,428,729
Dividends	8,539
Interest	6,795,626
Prepaid expenses	11,013
Total assets	552,439,487
Liabilities
Due to custodian	22,036
Payable for:
Investments purchased on a delayed delivery basis	1,792,051
Capital shares redeemed	1,264,647
Distributions to shareholders	1,522,383
Management services fees	20,797
Distribution and/or service fees	8,615
Transfer agent fees	27,408
Trustees’ fees	86,103
Other expenses	30,395
Total liabilities	4,774,435
Net assets applicable to outstanding capital stock	$547,665,052
Represented by
Paid in capital	625,909,558
Total distributable earnings (loss)	(78,244,506)
Total - representing net assets applicable to outstanding capital stock	$547,665,052
Class A
Net assets	$301,958,835
Shares outstanding	15,624,597
Net asset value per share	$19.33
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.93
Advisor Class
Net assets	$19,437,220
Shares outstanding	1,006,168
Net asset value per share	$19.32
Class C
Net assets	$29,587,477
Shares outstanding	1,530,933
Net asset value per share	$19.33
Institutional Class
Net assets	$176,454,312
Shares outstanding	9,137,782
Net asset value per share	$19.31
Institutional 2 Class
Net assets	$8,847,323
Shares outstanding	458,445
Net asset value per share	$19.30
Institutional 3 Class
Net assets	$11,379,885
Shares outstanding	588,468
Net asset value per share	$19.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	19

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$74,577
Interest	21,320,946
Total income	21,395,523
Expenses:
Management services fees	2,652,137
Distribution and/or service fees
Class A	796,502
Class C	345,539
Transfer agent fees
Class A	179,998
Advisor Class	10,393
Class C	19,545
Institutional Class	103,929
Institutional 2 Class	4,385
Institutional 3 Class	1,169
Trustees’ fees	34,104
Custodian fees	12,074
Printing and postage fees	37,682
Registration fees	21,305
Accounting services fees	30,090
Legal fees	20,403
Interest on interfund lending	5,476
Compensation of chief compliance officer	108
Other	20,372
Total expenses	4,295,211
Expense reduction	(40)
Total net expenses	4,295,171
Net investment income	17,100,352
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(11,247,008)
Futures contracts	370,331
Net realized loss	(10,876,677)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(21,953,318)
Net change in unrealized appreciation (depreciation)	(21,953,318)
Net realized and unrealized loss	(32,829,995)
Net decrease in net assets resulting from operations	$(15,729,643)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$17,100,352	$17,389,703
Net realized loss	(10,876,677)	(11,888,347)
Net change in unrealized appreciation (depreciation)	(21,953,318)	(81,210,344)
Net decrease in net assets resulting from operations	(15,729,643)	(75,708,988)
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,329,497)	(10,142,005)
Advisor Class	(585,535)	(588,662)
Class C	(752,866)	(755,020)
Institutional Class	(5,841,540)	(6,832,301)
Institutional 2 Class	(249,836)	(204,199)
Institutional 3 Class	(386,923)	(429,770)
Total distributions to shareholders	(17,146,197)	(18,951,957)
Decrease in net assets from capital stock activity	(77,640,142)	(62,459,830)
Total decrease in net assets	(110,515,982)	(157,120,775)
Net assets at beginning of year	658,181,034	815,301,809
Net assets at end of year	$547,665,052	$658,181,034
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	3,684,799	71,456,993	2,827,601	59,709,697
Distributions reinvested	476,060	9,178,888	465,213	10,004,049
Shares redeemed	(6,134,704)	(118,119,110)	(5,677,289)	(117,834,520)
Net decrease	(1,973,845)	(37,483,229)	(2,384,475)	(48,120,774)
Advisor Class
Shares sold	529,513	10,225,629	1,104,949	22,853,745
Distributions reinvested	30,350	585,226	27,304	584,883
Shares redeemed	(602,010)	(11,560,961)	(1,045,297)	(21,511,716)
Net increase (decrease)	(42,147)	(750,106)	86,956	1,926,912
Class C
Shares sold	280,824	5,456,528	434,477	9,383,550
Distributions reinvested	38,735	746,669	34,621	743,222
Shares redeemed	(750,255)	(14,538,527)	(674,590)	(14,361,509)
Net decrease	(430,696)	(8,335,330)	(205,492)	(4,234,737)
Institutional Class
Shares sold	6,081,194	117,227,630	5,249,253	110,912,003
Distributions reinvested	297,813	5,739,596	311,932	6,701,166
Shares redeemed	(7,868,143)	(152,166,292)	(6,428,241)	(132,167,853)
Net decrease	(1,489,136)	(29,199,066)	(867,056)	(14,554,684)
Institutional 2 Class
Shares sold	247,829	4,793,841	456,513	9,573,828
Distributions reinvested	12,764	245,695	9,463	201,519
Shares redeemed	(242,333)	(4,674,799)	(331,764)	(6,785,476)
Net increase	18,260	364,737	134,212	2,989,871
Institutional 3 Class
Shares sold	272,461	5,273,763	315,473	6,705,144
Distributions reinvested	20,008	385,942	19,954	429,189
Shares redeemed	(409,517)	(7,896,853)	(361,055)	(7,600,751)
Net decrease	(117,048)	(2,237,148)	(25,628)	(466,418)
Total net decrease	(4,034,612)	(77,640,142)	(3,261,483)	(62,459,830)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

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Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$20.33	0.57	(1.00)	(0.43)	(0.57)	—	(0.57)
Year Ended 7/31/2022	$22.88	0.48	(2.51)	(2.03)	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2021(e)	$22.56	0.48	0.34	0.82	(0.49)	(0.01)	(0.50)
Year Ended 7/31/2020(e)	$22.22	0.56	0.34	0.90	(0.56)	—	(0.56)
Year Ended 7/31/2019(e)	$21.49	0.64	0.73	1.37	(0.64)	—	(0.64)
Advisor Class
Year Ended 7/31/2023	$20.32	0.62	(1.00)	(0.38)	(0.62)	—	(0.62)
Year Ended 7/31/2022	$22.87	0.53	(2.51)	(1.98)	(0.53)	(0.04)	(0.57)
Year Ended 7/31/2021(e)	$22.55	0.54	0.34	0.88	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2020(e)	$22.21	0.60	0.34	0.94	(0.60)	—	(0.60)
Year Ended 7/31/2019(e)	$21.47	0.68	0.78	1.46	(0.72)	—	(0.72)
Class C
Year Ended 7/31/2023	$20.33	0.42	(0.99)	(0.57)	(0.43)	—	(0.43)
Year Ended 7/31/2022	$22.88	0.31	(2.50)	(2.19)	(0.32)	(0.04)	(0.36)
Year Ended 7/31/2021(e)	$22.56	0.32	0.33	0.65	(0.32)	(0.01)	(0.33)
Year Ended 7/31/2020(e)	$22.22	0.40	0.34	0.74	(0.40)	—	(0.40)
Year Ended 7/31/2019(e)	$21.49	0.48	0.73	1.21	(0.48)	—	(0.48)
Institutional Class
Year Ended 7/31/2023	$20.32	0.62	(1.01)	(0.39)	(0.62)	—	(0.62)
Year Ended 7/31/2022	$22.86	0.53	(2.50)	(1.97)	(0.53)	(0.04)	(0.57)
Year Ended 7/31/2021(e)	$22.54	0.54	0.34	0.88	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2020(e)	$22.20	0.60	0.34	0.94	(0.60)	—	(0.60)
Year Ended 7/31/2019(e)	$21.47	0.68	0.77	1.45	(0.72)	—	(0.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$19.33	(2.06%)	0.80%(c)	0.80%(c),(d)	2.92%	12%	$301,959
Year Ended 7/31/2022	$20.33	(8.97%)	0.77%(c)	0.77%(c),(d)	2.20%	19%	$357,808
Year Ended 7/31/2021(e)	$22.88	3.69%	0.77%	0.77%(d)	2.15%	7%	$457,218
Year Ended 7/31/2020(e)	$22.56	4.17%	0.77%	0.77%(d)	2.49%	25%	$421,457
Year Ended 7/31/2019(e)	$22.22	6.50%	0.78%	0.78%	2.95%	18%	$414,107
Advisor Class
Year Ended 7/31/2023	$19.32	(1.81%)	0.55%(c)	0.55%(c),(d)	3.17%	12%	$19,437
Year Ended 7/31/2022	$20.32	(8.74%)	0.52%(c)	0.52%(c),(d)	2.48%	19%	$21,305
Year Ended 7/31/2021(e)	$22.87	3.90%	0.52%	0.52%(d)	2.39%	7%	$21,987
Year Ended 7/31/2020(e)	$22.55	4.44%	0.52%	0.52%(d)	2.74%	25%	$13,938
Year Ended 7/31/2019(e)	$22.21	6.77%	0.53%	0.53%	3.19%	18%	$12,205
Class C
Year Ended 7/31/2023	$19.33	(2.79%)	1.55%(c)	1.55%(c),(d)	2.16%	12%	$29,587
Year Ended 7/31/2022	$20.33	(9.65%)	1.52%(c)	1.52%(c),(d)	1.45%	19%	$39,886
Year Ended 7/31/2021(e)	$22.88	2.91%	1.52%	1.52%(d)	1.41%	7%	$49,588
Year Ended 7/31/2020(e)	$22.56	3.40%	1.53%	1.53%(d)	1.74%	25%	$58,885
Year Ended 7/31/2019(e)	$22.22	5.70%	1.53%	1.53%	2.20%	18%	$58,620
Institutional Class
Year Ended 7/31/2023	$19.31	(1.86%)	0.55%(c)	0.55%(c),(d)	3.17%	12%	$176,454
Year Ended 7/31/2022	$20.32	(8.70%)	0.52%(c)	0.52%(c),(d)	2.45%	19%	$215,892
Year Ended 7/31/2021(e)	$22.86	3.86%	0.52%	0.52%(d)	2.39%	7%	$262,778
Year Ended 7/31/2020(e)	$22.54	4.44%	0.52%	0.52%(d)	2.74%	25%	$208,340
Year Ended 7/31/2019(e)	$22.20	6.76%	0.53%	0.53%	3.19%	18%	$156,662
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 7/31/2023	$20.30	0.62	(1.00)	(0.38)	(0.62)	—	(0.62)
Year Ended 7/31/2022	$22.85	0.53	(2.51)	(1.98)	(0.53)	(0.04)	(0.57)
Year Ended 7/31/2021(e)	$22.53	0.54	0.33	0.87	(0.54)	(0.01)	(0.55)
Year Ended 7/31/2020(e)	$22.18	0.60	0.35	0.95	(0.60)	—	(0.60)
Year Ended 7/31/2019(e)	$21.45	0.68	0.73	1.41	(0.68)	—	(0.68)
Institutional 3 Class
Year Ended 7/31/2023	$20.34	0.63	(1.00)	(0.37)	(0.63)	—	(0.63)
Year Ended 7/31/2022	$22.90	0.54	(2.52)	(1.98)	(0.54)	(0.04)	(0.58)
Year Ended 7/31/2021(e)	$22.58	0.55	0.34	0.89	(0.56)	(0.01)	(0.57)
Year Ended 7/31/2020(e)	$22.23	0.60	0.35	0.95	(0.60)	—	(0.60)
Year Ended 7/31/2019(e)	$21.50	0.68	0.77	1.45	(0.72)	—	(0.72)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 7/31/2023	$19.30	(1.82%)	0.55%(c)	0.55%(c)	3.17%	12%	$8,847
Year Ended 7/31/2022	$20.30	(8.76%)	0.53%(c)	0.53%(c)	2.49%	19%	$8,937
Year Ended 7/31/2021(e)	$22.85	3.99%	0.53%	0.53%	2.39%	7%	$6,991
Year Ended 7/31/2020(e)	$22.53	4.24%	0.54%	0.54%	2.72%	25%	$5,519
Year Ended 7/31/2019(e)	$22.18	6.95%	0.54%	0.54%	3.20%	18%	$2,683
Institutional 3 Class
Year Ended 7/31/2023	$19.34	(1.76%)	0.50%(c)	0.50%(c)	3.22%	12%	$11,380
Year Ended 7/31/2022	$20.34	(8.73%)	0.48%(c)	0.48%(c)	2.50%	19%	$14,353
Year Ended 7/31/2021(e)	$22.90	4.09%	0.48%	0.48%	2.43%	7%	$16,740
Year Ended 7/31/2020(e)	$22.58	4.29%	0.48%	0.48%	2.77%	25%	$12,274
Year Ended 7/31/2019(e)	$22.23	6.80%	0.49%	0.49%	3.24%	18%	$9,387
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	27

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
28	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
July 31, 2023
broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	370,331
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	11,049,997

30	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
*	Based on the ending daily outstanding amounts for the year ended July 31, 2023.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
July 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
32	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $444,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	110,772
Class C	—	1.00(b)	2,538

Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
July 31, 2023
(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	0.84%	0.84%
Advisor Class	0.59	0.59
Class C	1.59	1.59
Institutional Class	0.59	0.59
Institutional 2 Class	0.58	0.60
Institutional 3 Class	0.54	0.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
397,926	(397,924)	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
34	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023				Year Ended July 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
9,735	17,136,462	—	17,146,197	1,320,351	17,579,857	51,749	18,951,957
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	2,248,257	—	(24,633,474)	(54,251,471)
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
597,447,051	640,808	(54,892,279)	(54,251,471)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(6,411,603)	(18,221,871)	(24,633,474)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $67,041,683 and $143,170,196, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
July 31, 2023
The Fund’s activity in the Interfund Program during the year ended July 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,048,000	3.99	25
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
36	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
July 31, 2023
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 64.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
38	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Minnesota Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agents and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.94%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
40	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
42	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	47

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
48	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2023	49

Approval of Management Agreement  (continued)
(Unaudited)
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
50	Columbia Minnesota Tax-Exempt Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Minnesota Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN199_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Global Opportunities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Opportunities Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Dan Boncarosky, CFA
Lead Portfolio Manager
Managed Fund since 2017
Thomas Nakamura
Portfolio Manager
Managed Fund since 2022
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	3.17	1.86	3.78
	Including sales charges		-2.79	0.67	3.17
Advisor Class		11/08/12	3.38	2.11	4.02
Class C	Excluding sales charges	06/26/00	2.32	1.09	3.00
	Including sales charges		1.36	1.09	3.00
Institutional Class		09/27/10	3.39	2.11	4.03
Institutional 2 Class		11/08/12	3.45	2.16	4.11
Institutional 3 Class*		03/01/17	3.46	2.20	4.00
Class R		12/11/06	2.80	1.60	3.50
Blended Benchmark			4.80	3.68	4.45
MSCI ACWI All Cap Index (Net)			12.45	7.82	8.49
Bloomberg Global Aggregate Index			-2.70	-0.92	0.14
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 23 developed markets countries and large-, mid- and small-cap representation across 24 emerging markets countries.
The Bloomberg Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Opportunities Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at July 31, 2023)
Communication Services	6.9
Consumer Discretionary	11.1
Consumer Staples	8.2
Energy	5.6
Financials	15.9
Health Care	12.1
Industrials	11.4
Information Technology	22.2
Materials	2.0
Real Estate	2.5
Utilities	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at July 31, 2023)
Argentina	0.2
Australia	0.6
Austria	0.4
Belgium	0.6
Brazil	1.0
Canada	1.1
China	5.4
Denmark	0.2
Finland	0.2
France	1.0
Germany	0.3
Greece	0.3
Hong Kong	0.3
India	2.0
Indonesia	0.9

4	Columbia Global Opportunities Fund | Annual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at July 31, 2023)
Ireland	0.2
Israel	0.4
Italy	0.1
Japan	4.1
Jersey	0.1
Kazakhstan	0.1
Mexico	0.7
Netherlands	2.5
Norway	0.2
Philippines	0.1
Poland	0.1
Russian Federation	0.0(a)
Saudi Arabia	0.0(a)
Singapore	0.4
South Africa	0.3
South Korea	2.5
Spain	0.5
Sweden	0.0(a)
Switzerland	0.7
Taiwan	1.5
United Kingdom	2.1
United States(b)	68.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2023, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	97.1	-	97.1
Equity Derivative Contracts	7.5	(48.4)	(40.9)
Foreign Currency Derivative Contracts	77.3	(33.5)	43.8
Total Notional Market Value of Derivative Contracts	181.9	(81.9)	100
(a) The Fund has market exposure (long and/or short) to Fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Global Opportunities Fund | Annual Report 2023	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Global Opportunities Fund returned 3.17% excluding sales charges. The Fund’s Blended Benchmark returned 4.80% for the same time period. Over the same 12 months, the MSCI ACWI All Cap Index (Net) returned 12.45% and the Bloomberg Global Aggregate Index returned -2.70%.
Market overview
In the face of recessionary concerns and aggressive monetary tightening occurring in the U.S. and throughout the world, equity markets kept chugging along, generating strong returns over the 12-month period ending July 31, 2023. U.S. equities posted an impressive double-digit return for the period (with the S&P 500 Index returning 13.02%) but were outdone by their foreign developed markets counterpart, which received some additional help from a falling U.S. dollar. Emerging markets trailed the returns of foreign developed markets but showed much improvement after posting deeply negative returns in the previous annual period. With regard to U.S. style and market capitalization, small caps maintained a slight edge over large caps through the first six months of the period but would yield the lead back to large caps after facing a significant decline as a result of a regional banking crisis that cropped up towards the end of the first quarter of 2023. A similar story played out for value-oriented stocks, which led through the first half of the period but were overtaken in the second half as growth-oriented stocks posted an impressive rally, mostly led by a handful of mega-cap technology stocks.
On the other hand, fixed-income markets faced more challenged results, generating negative returns over the 12-month period. The U.S. Federal Reserve (Fed) shaped a difficult landscape for bonds by raising interest rates by 3% over the reporting period in an effort to combat inflation. Inflation figures have come down considerably since the start of the reporting period but still remain moderately higher than the Fed’s 2% inflation target. Within the fixed-income market, sectors that were less sensitive to interest rates and more sensitive to credit, such as high-yield bonds and leveraged loans, outperformed their higher quality counterparts over the reporting period. Among those higher quality sectors, U.S. investment-grade corporate bonds fared better than mortgage-backed securities and longer dated U.S. Treasuries.
The Fund’s notable detractors during the period
•	Global fixed-income assets detracted from performance, as style decisions and security selection were challenged over the period. Additionally, the decision to overweight the asset class also weighed on results.
•	While the decision to overweight emerging market equities proved beneficial, the combination of weak style decisions and security selection led the asset class to detract from relative results.
•	Foreign developed market equities also detracted from performance as the result of weaker security selection.
The Fund’s notable contributors during the period
•	U.S. large-cap equities proved to be the largest contributor to Fund performance during the period, fueled by strong style decisions as well as security selection.
•	U.S. small-cap equities also added to relative results primarily due to strong security selection within the asset class.
•	Although an allocation to commodities was removed several months into the period, the allocation still made a positive contribution to performance as the asset class outperformed other areas of the market while it remained as a position within the Fund.
Derivative usage
During the period, the Fund used forward contracts, futures, options and swaps in an effort to enhance returns, to hedge existing positions, to manage the Fund’s overall risk exposure, to increase market and credit exposure, to increase investment and/or to change the effective duration of the Fund’s portfolio. Overall, the Fund’s use of derivatives, on a stand-alone basis, had a negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to
6	Columbia Global Opportunities Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Opportunities Fund | Annual Report 2023	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.00	1,018.79	6.08	6.06	1.21
Advisor Class	1,000.00	1,000.00	1,026.30	1,020.03	4.82	4.81	0.96
Class C	1,000.00	1,000.00	1,020.40	1,015.08	9.82	9.79	1.96
Institutional Class	1,000.00	1,000.00	1,025.50	1,020.03	4.82	4.81	0.96
Institutional 2 Class	1,000.00	1,000.00	1,026.20	1,020.28	4.57	4.56	0.91
Institutional 3 Class	1,000.00	1,000.00	1,026.30	1,020.48	4.37	4.36	0.87
Class R	1,000.00	1,000.00	1,022.80	1,017.55	7.32	7.30	1.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Opportunities Fund | Annual Report 2023

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 65.8%
Issuer	Shares	Value ($)
Argentina 0.2%
Globant SA(a)	1,422	248,466
MercadoLibre, Inc.(a)	443	548,456
Total		796,922
Australia 0.6%
Ansell Ltd.	21,918	355,942
Northern Star Resources Ltd.	106,822	833,875
Paladin Energy Ltd.(a)	530,185	263,810
Santos Ltd.	154,004	828,694
Total		2,282,321
Austria 0.1%
Kontron AG	13,636	296,573
Brazil 1.0%
B3 SA - Brasil Bolsa Balcao	136,843	431,763
Banco BTG Pactual SA	53,160	381,549
Banco do Brasil SA	15,680	159,925
Itaú Unibanco Holding SA, ADR	108,376	651,340
JBS S/A	51,876	205,913
Localiza Rent a Car SA	42,958	610,201
PRIO SA(a)	51,775	500,150
Sendas Distribuidora S/A	116,655	335,009
TOTVS SA	35,253	220,445
WEG SA	25,668	216,743
Total		3,713,038
Canada 1.1%
Alimentation Couche-Tard, Inc.	9,886	500,504
Cameco Corp.	26,303	924,814
Gildan Activewear, Inc.	8,571	266,558
Pan American Silver Corp.	16,437	277,457
Parex Resources, Inc.	18,634	412,770
RB Global, Inc.	7,419	478,377
Vermilion Energy, Inc.	19,207	267,361
Whitecap Resources, Inc.	95,996	766,570
Total		3,894,411
Common Stocks (continued)
Issuer	Shares	Value ($)
China 3.4%
Alibaba Group Holding Ltd.(a)	38,800	495,840
Baidu, Inc. Class A(a)	59,600	1,165,227
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	37,500	162,160
China Construction Bank Corp., Class H	795,000	463,373
China Merchants Bank Co., Ltd., Class H	83,000	412,737
China Resources Land Ltd.	80,000	373,298
China Tourism Group Duty Free Corp., Ltd., Class A	12,500	220,955
Eastroc Beverage Group Co., Ltd., Class A	12,500	321,570
Full Truck Alliance Co., Ltd., ADR(a)	31,922	239,096
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	89,600	359,913
JD.com, Inc., ADR	7,494	309,577
JD.com, Inc., Class A	17,073	353,472
Kingdee International Software Group Co., Ltd.(a)	54,885	96,272
Kweichow Moutai Co., Ltd., Class A	1,800	475,120
Li Ning Co., Ltd.	78,500	478,570
Meituan, Class B(a)	42,550	812,284
Midea Group Co., Ltd., Class A	24,800	206,142
NetEase, Inc.	41,405	901,815
PDD Holdings, Inc., ADR(a)	5,015	450,447
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	11,900	493,865
Shenzhou International Group Holdings Ltd.	17,900	190,005
Songcheng Performance Development Co., Ltd., Class A	192,100	360,907
Tencent Holdings Ltd.	47,000	2,160,174
WuXi Biologics Cayman, Inc.(a)	42,000	242,374
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	151,500	591,363
Total		12,336,556
Denmark 0.2%
Novo Nordisk A/S, Class B	4,927	794,490
Finland 0.2%
UPM-Kymmene OYJ	24,480	810,476
France 0.9%
DBV Technologies SA, ADR(a)	8,352	12,361
Eiffage SA	9,131	949,967
Sanofi	11,965	1,276,481
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
TotalEnergies SE	10,044	610,238
Worldline SA(a)	5,199	206,085
Total		3,055,132
Germany 0.3%
Duerr AG	9,396	293,160
E.ON SE	36,264	458,751
KION Group AG	7,186	301,115
Total		1,053,026
Greece 0.3%
Eurobank Ergasias SA(a)	164,198	286,836
JUMBO SA	9,786	292,019
National Bank of Greece SA(a)	79,295	546,082
Total		1,124,937
Hong Kong 0.3%
AIA Group Ltd.	18,200	182,086
Hong Kong Exchanges and Clearing Ltd.	3,600	151,783
Sands China Ltd.(a)	91,600	352,890
Techtronic Industries Co., Ltd.	8,000	90,885
WH Group Ltd.	382,546	208,790
Total		986,434
India 2.0%
Apollo Hospitals Enterprise Ltd.	5,006	315,134
AU Small Finance Bank Ltd.	33,839	300,895
Cholamandalam Investment and Finance Co., Ltd.	30,869	425,333
Eicher Motors Ltd.	9,706	397,549
HDFC Bank Ltd., ADR	15,660	1,069,265
ICICI Bank Ltd., ADR	58,515	1,437,713
IndusInd Bank Ltd.	45,217	780,639
Larsen & Toubro Ltd.(a)	25,422	829,488
Mahindra & Mahindra Ltd.	24,189	434,302
Max Healthcare Institute Ltd.(a)	45,111	326,508
Polycab India Ltd.	1,517	88,926
Reliance Industries Ltd.	19,563	607,294
Reliance Strategic Investments Ltd.(a),(b),(c)	19,563	62,281
WNS Holdings Ltd., ADR(a)	4,244	293,303
Total		7,368,630
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 0.7%
PT Astra International Tbk	878,300	399,138
PT Bank Central Asia Tbk	1,477,500	894,821
PT Bank Rakyat Indonesia Persero Tbk	2,956,242	1,106,829
Total		2,400,788
Ireland 0.2%
Amarin Corp. PLC, ADR(a)	6,054	7,265
Flutter Entertainment PLC(a)	4,353	865,810
Total		873,075
Israel 0.5%
Bank Hapoalim BM	65,801	584,499
Check Point Software Technologies Ltd.(a)	8,122	1,073,810
Total		1,658,309
Japan 3.0%
Amano Corp.	17,300	393,126
BayCurrent Consulting, Inc.	15,100	487,650
Denso Corp.	5,400	375,988
Hitachi Ltd.	5,000	327,323
Invincible Investment Corp.	273	113,100
ITOCHU Corp.	29,300	1,185,047
JustSystems Corp.	5,600	159,381
Kinden Corp.	17,500	241,354
Macnica Fuji Electronics Holdings, Inc.	4,200	176,030
MatsukiyoCocokara & Co.	16,300	953,902
Mebuki Financial Group, Inc.	109,300	290,377
Meitec Corp.	9,100	165,896
Mitsubishi UFJ Financial Group, Inc.	107,300	864,007
Nihon M&A Center Holdings, Inc.	23,500	134,581
ORIX Corp.	39,000	750,225
Round One Corp.	127,300	509,569
Shimamura Co., Ltd.	4,600	455,565
Ship Healthcare Holdings, Inc.	29,200	472,938
Suntory Beverage & Food Ltd.	11,400	405,806
Takeda Pharmaceutical Co., Ltd.	36,251	1,108,369
Takuma Co., Ltd.	18,800	205,716
Toppan Printing Co., Ltd.	25,400	597,878
USS Co., Ltd.	29,000	502,863

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
ValueCommerce Co., Ltd.	7,600	72,704
Total		10,949,395
Jersey 0.1%
Clarivate PLC(a)	31,573	300,259
Kazakhstan 0.1%
Kaspi.KZ JSC, GDR, Registered Shares(d)	2,558	234,477
Mexico 0.6%
Arca Continental SAB de CV	27,478	275,699
Grupo Aeroportuario del Pacifico SAB de CV	17,568	334,259
Grupo Financiero Banorte SAB de CV, Class O	80,672	764,951
Wal-Mart de Mexico SAB de CV, Class V	145,104	604,419
Total		1,979,328
Netherlands 1.6%
Adyen NV(a)	189	350,787
ASR Nederland NV	21,944	994,708
Heineken NV	4,309	421,771
ING Groep NV	61,193	893,214
Koninklijke Ahold Delhaize NV	29,583	1,019,685
Prosus NV(a)	11,801	933,547
Shell PLC	41,115	1,246,104
Total		5,859,816
Norway 0.2%
SalMar ASA	8,029	370,928
Yara International ASA	9,492	387,672
Total		758,600
Philippines 0.1%
BDO Unibank, Inc.	114,670	303,251
Poland 0.1%
Dino Polska SA(a)	3,322	369,938
Russian Federation 0.0%
Detsky Mir PJSC(a),(b),(c),(e)	290,936	—
Fix Price Group PLC, GDR(a),(b),(c),(d),(e)	95,918	138,122
Lukoil PJSC(b),(c),(e),(f)	2,750	—
Total		138,122
Saudi Arabia 0.1%
Nahdi Medical Co.	3,853	178,542
Common Stocks (continued)
Issuer	Shares	Value ($)
Singapore 0.4%
BW LPG Ltd.	13,281	142,136
DBS Group Holdings Ltd.	21,200	546,897
Venture Corp., Ltd.	57,600	649,378
Total		1,338,411
South Africa 0.3%
Absa Group Ltd.	31,493	333,777
Capitec Bank Holdings Ltd.	2,924	293,223
Impala Platinum Holdings Ltd.	20,200	145,906
Shoprite Holdings Ltd.	19,651	283,935
Total		1,056,841
South Korea 1.6%
Coupang, Inc.(a)	17,030	309,095
Hyundai Home Shopping Network Corp.	3,860	128,577
Samsung Biologics Co., Ltd.(a)	310	186,145
Samsung Electro-Mechanics Co., Ltd.	4,504	513,811
Samsung Electronics Co., Ltd.	56,075	3,070,256
Samsung SDI Co., Ltd.	913	476,590
SK Hynix, Inc.	6,861	664,454
Youngone Corp.	11,710	530,597
Total		5,879,525
Sweden 0.0%
Stillfront Group AB(a)	63,066	116,711
Switzerland 0.7%
Landis+Gyr Group AG(a)	5,179	449,689
Nestlé SA, Registered Shares	4,443	544,353
Novartis AG, Registered Shares	2,748	287,708
UBS AG	53,318	1,183,067
Total		2,464,817
Taiwan 1.6%
ASPEED Technology, Inc.	6,000	443,959
Delta Electronics	46,000	536,991
Fubon Financial Holding Co., Ltd.	349,840	730,192
Parade Technologies Ltd.	27,000	792,661
Taiwan Semiconductor Manufacturing Co., Ltd.	150,530	2,718,211
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,229	221,005
Tripod Technology Corp.	51,000	274,525
Total		5,717,544

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 2.0%
AstraZeneca PLC, ADR	24,367	1,747,114
British American Tobacco PLC	31,173	1,048,289
Crest Nicholson Holdings PLC	40,035	109,643
DCC PLC	13,362	773,644
Intermediate Capital Group PLC	13,805	249,153
JD Sports Fashion PLC	360,013	729,255
John Wood Group PLC(a)	42,208	80,229
Just Group PLC	182,395	192,645
Liberty Global PLC, Class C(a)	39,160	773,802
TP Icap Group PLC	291,285	594,375
Vodafone Group PLC	925,109	880,020
Total		7,178,169
United States 41.3%
ACADIA Pharmaceuticals, Inc.(a)	9,455	276,464
Acushnet Holdings Corp.	5,745	342,574
Adobe, Inc.(a)	3,939	2,151,364
Alphabet, Inc., Class C(a)	46,610	6,204,257
Amazon.com, Inc.(a)	39,592	5,292,659
Ameren Corp.	20,757	1,778,252
Apple, Inc.	37,492	7,365,303
Applied Industrial Technologies, Inc.	4,360	632,156
Arcus Biosciences, Inc.(a)	8,244	164,056
Aris Water Solutions, Inc.	24,526	268,069
Ascent Resources, Class B(a),(b),(c),(e)	195,286	43,744
AT&T, Inc.	85,154	1,236,436
Avista Corp.	29,865	1,153,984
Axalta Coating Systems Ltd.(a)	9,105	291,360
Bank of America Corp.	74,592	2,386,944
Baxter International, Inc.	19,628	887,774
Beacon Roofing Supply, Inc.(a)	4,810	412,073
BioMarin Pharmaceutical, Inc.(a)	7,878	692,713
Boston Properties, Inc.	5,835	388,786
Boston Scientific Corp.(a)	29,651	1,537,404
Bright Horizons Family Solutions, Inc.(a)	2,809	272,557
Brixmor Property Group, Inc.	25,712	584,691
Broadcom, Inc.	3,684	3,310,627
Burford Capital Ltd.	43,774	590,074
Burlington Stores, Inc.(a)	1,435	254,885
Common Stocks (continued)
Issuer	Shares	Value ($)
Cable One, Inc.	788	570,465
Carriage Services, Inc.	27,468	889,139
Casella Waste Systems, Inc., Class A(a)	1,806	145,726
Catalent, Inc.(a)	4,675	226,831
Chubb Ltd.	9,554	1,952,933
Cintas Corp.	3,130	1,571,385
Cirrus Logic, Inc.(a)	3,656	295,405
Cisco Systems, Inc.	39,893	2,076,032
Coca-Cola Co. (The)	30,358	1,880,071
Comcast Corp., Class A	48,682	2,203,347
CONMED Corp.	5,777	699,306
Core Laboratories, Inc.	12,061	313,465
Darling Ingredients, Inc.(a)	6,868	475,609
Delta Air Lines, Inc.	23,012	1,064,535
Discover Financial Services	15,625	1,649,219
Diversified Energy Co. PLC	179,112	217,910
Domo, Inc., Class B(a)	17,200	307,364
Doximity, Inc., Class A(a)	9,421	336,612
DTE Energy Co.	14,511	1,658,607
Eaton Corp. PLC	8,093	1,661,655
Elevance Health, Inc.	3,779	1,782,290
Eli Lilly & Co.	5,036	2,289,114
Empire State Realty Trust, Inc., Class A	51,062	457,005
Energy Fuels, Inc.(a)	34,724	221,539
Envestnet, Inc.(a)	4,731	293,227
EOG Resources, Inc.	12,350	1,636,745
Equinix, Inc.	1,845	1,494,302
Essent Group Ltd.	8,142	403,843
Exxon Mobil Corp.	24,300	2,605,932
Figs, Inc., Class A(a)	44,533	327,763
FTI Consulting, Inc.(a)	4,799	840,593
Hanover Insurance Group, Inc. (The)	3,269	370,966
Herc Holdings Inc	1,396	186,827
Hilton Worldwide Holdings, Inc.	10,946	1,701,994
Honeywell International, Inc.	8,364	1,623,703
Hostess Brands, Inc.(a)	20,261	487,074
Houlihan Lokey, Inc., Class A	7,872	786,019
ICF International, Inc.	4,176	491,056
Impinj, Inc.(a)	2,334	155,491

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Insmed, Inc.(a)	11,627	256,840
Installed Building Products, Inc.	3,167	468,779
Intuitive Surgical, Inc.(a)	5,369	1,741,704
Jazz Pharmaceuticals PLC(a)	5,433	708,572
Kontoor Brands, Inc.	16,414	695,297
Lam Research Corp.	2,798	2,010,335
Las Vegas Sands Corp.(a)	26,292	1,572,525
Latham Group, Inc.(a)	73,044	287,793
Livent Corp.(a)	32,417	798,107
LivePerson, Inc.(a)	34,943	165,979
Lyft, Inc., Class A(a)	9,203	116,970
MasTec, Inc.(a)	12,132	1,428,543
MasterCard, Inc., Class A	6,852	2,701,607
Matthews International Corp., Class A	16,378	751,750
Merck & Co., Inc.	18,054	1,925,459
Microsoft Corp.	26,959	9,056,067
Moelis & Co., ADR, Class A	17,126	836,263
Mondelez International, Inc., Class A	19,792	1,467,181
Morgan Stanley	19,317	1,768,665
Morningstar, Inc.	2,672	615,843
nCino, Inc.(a)	9,702	313,860
New Relic, Inc.(a)	3,080	258,658
Newell Brands, Inc.	24,586	274,380
Newpark Resources, Inc.(a)	143,347	791,275
Nkarta, Inc.(a)	13,468	30,842
nLight, Inc.(a)	13,359	192,370
NOV, Inc.	36,404	730,992
Nutanix, Inc., Class A(a)	15,328	462,906
NVIDIA Corp.	8,826	4,124,302
Palo Alto Networks, Inc.(a)	6,315	1,578,497
Parker-Hannifin Corp.	4,881	2,001,259
Patterson Companies, Inc.	23,025	757,292
Primo Water Corp.	68,455	970,007
Procter & Gamble Co. (The)	15,197	2,375,291
Prologis, Inc.	11,292	1,408,677
QUALCOMM, Inc.	15,854	2,095,423
Qualys, Inc.(a)	2,279	316,325
Quanex Building Products Corp.	30,291	852,389
Quanterix Corp.(a)	15,728	390,684
Common Stocks (continued)
Issuer	Shares	Value ($)
Ranpak Holdings Corp.(a)	45,084	288,988
Rapid7, Inc.(a)	3,204	147,096
Realty Income Corp.	18,900	1,152,333
Republic Services, Inc.	9,815	1,483,145
Revolution Medicines, Inc.(a)	13,581	356,501
Roche Holding AG, Genusschein Shares	2,266	702,577
Rogers Corp.(a)	1,318	222,228
S&P Global, Inc.	4,070	1,605,656
Sage Therapeutics, Inc.(a)	10,788	374,128
Sandy Spring Bancorp, Inc.	15,448	378,013
Schnitzer Steel Industries, Inc., Class A	17,995	651,599
Sharecare, Inc.(a)	150,358	208,998
Shift4 Payments, Inc., Class A(a)	7,014	483,896
Simulations Plus, Inc.	5,491	273,452
SiTime Corp.(a)	3,324	428,829
Stanley Black & Decker, Inc.	4,564	453,068
TE Connectivity Ltd.	10,888	1,562,319
Teradata Corp.(a)	6,648	377,939
Tesla, Inc.(a)	5,268	1,408,821
Utz Brands, Inc.	23,664	396,372
Vertex Pharmaceuticals, Inc.(a)	3,019	1,063,714
Virtu Financial, Inc. Class A	25,208	467,860
Voya Financial, Inc.	8,578	637,002
Walmart, Inc.	14,248	2,277,685
WillScot Mobile Mini Holdings Corp.(a)	17,514	839,796
Wingstop, Inc.	1,965	331,260
Xponential Fitness, Inc., Class A(a)	33,255	702,346
Zimmer Biomet Holdings, Inc.	10,311	1,424,465
Zoetis, Inc.	10,813	2,033,817
Total		148,903,916
Total Common Stocks (Cost $202,811,361)		237,172,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
July 31, 2023
Exchange-Traded Equity Funds 2.1%
	Shares	Value ($)
United States 2.1%
iShares MSCI Canada ETF	156,328	5,640,314
Xtrackers Harvest CSI 300 China A-Shares ETF	69,345	1,986,041
Total		7,626,355
Total Exchange-Traded Equity Funds (Cost $6,034,161)		7,626,355

Foreign Government Obligations(g),(h) 7.5%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.3%
Republic of Austria Government Bond(d),(i)
02/20/2030	0.000%	EUR	664,000	601,502
Republic of Austria Government Bond(d)
05/23/2034	2.400%	EUR	400,000	411,136
Total				1,012,638
Belgium 0.6%
Kingdom of Belgium Government Bond(d)
06/22/2031	1.000%	EUR	550,000	521,448
03/28/2035	5.000%	EUR	1,355,000	1,740,053
Total				2,261,501
China 2.2%
China Development Bank
06/18/2030	3.090%	CNY	17,000,000	2,426,514
07/18/2032	2.960%	CNY	2,300,000	324,076
China Government Bond
11/21/2029	3.130%	CNY	30,220,000	4,376,390
05/21/2030	2.680%	CNY	5,000,000	701,600
Total				7,828,580
France 0.2%
French Republic Government Bond OAT(d)
05/25/2045	3.250%	EUR	644,000	695,234
Indonesia 0.2%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	12,104,000,000	832,216
Japan 1.1%
Japan Government 20-Year Bond
09/20/2041	0.500%	JPY	64,000,000	403,013
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	363,100,000	2,276,715
06/20/2048	0.700%	JPY	161,650,000	976,264
09/20/2048	0.900%	JPY	78,600,000	496,295
Total				4,152,287
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 0.2%
Mexico Government International Bond
05/29/2031	7.750%	MXN	12,500,000	701,120
Netherlands 1.0%
Netherlands Government Bond(d)
07/15/2026	0.500%	EUR	2,540,000	2,603,647
Netherlands Government Bond(d),(i)
07/15/2031	0.000%	EUR	1,035,000	918,066
Total				3,521,713
South Korea 1.0%
Korea Treasury Bond
06/10/2029	1.875%	KRW	1,709,000,000	1,211,923
06/10/2033	3.250%	KRW	3,000,000,000	2,265,781
Total				3,477,704
Spain 0.5%
Spain Government Bond(d)
04/30/2030	0.500%	EUR	736,000	676,343
07/30/2035	1.850%	EUR	606,000	554,582
07/30/2041	4.700%	EUR	472,000	577,416
Total				1,808,341
United Kingdom 0.2%
United Kingdom Gilt(d)
01/22/2044	3.250%	GBP	612,297	655,712
Total Foreign Government Obligations (Cost $31,644,436)				26,947,046

Inflation-Indexed Bonds(g) 0.8%

Italy 0.1%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2035	2.350%	EUR	256,426	299,691
United States 0.7%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		908,831	854,882
01/15/2028	0.500%		2,038,066	1,914,185
Total				2,769,067
Total Inflation-Indexed Bonds (Cost $3,199,320)				3,068,758

Residential Mortgage-Backed Securities - Agency 5.6%

United States 5.6%
Government National Mortgage Association TBA(j)
08/21/2053	3.500%		3,700,000	3,399,375
08/21/2053	4.000%		2,280,000	2,147,475

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(j)
08/17/2038	2.500%	2,000,000	1,814,531
08/17/2038 - 08/14/2053	3.000%	3,725,000	3,370,110
08/14/2053	3.500%	1,950,000	1,766,692
08/14/2053	4.000%	1,775,000	1,656,921
08/14/2053	4.500%	1,500,000	1,436,074
08/14/2053	5.000%	4,800,000	4,688,813
Total			20,279,991
Total Residential Mortgage-Backed Securities - Agency (Cost $20,222,482)			20,279,991

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $30,329)	15,393
Money Market Funds 21.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(k),(l)	76,324,949	76,294,419
Total Money Market Funds (Cost $76,299,490)		76,294,419
Total Investments in Securities (Cost $340,241,579)		371,404,742
Other Assets & Liabilities, Net		(10,875,518)
Net Assets		$360,529,224

At July 31, 2023, securities and/or cash totaling $8,302,548 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
234,804 USD	312,000 SGD	Barclays	08/29/2023	166	—
8,619,960 USD	12,795,000 AUD	Citi	08/29/2023	—	(16,575)
17,188,809 USD	15,430,572 EUR	Citi	08/29/2023	—	(198,035)
315,161 USD	10,747,000 THB	Citi	08/29/2023	—	(306)
3,600,000 GBP	4,636,039 USD	Goldman Sachs International	08/29/2023	15,299	—
3,620,327 USD	2,818,000 GBP	Goldman Sachs International	08/29/2023	—	(3,314)
316,952 USD	1,435,000 MYR	Goldman Sachs International	08/29/2023	2,017	—
1,610,000 CNY	225,664 USD	HSBC	08/29/2023	—	(638)
6,395,956,000 IDR	424,698 USD	HSBC	08/29/2023	1,190	—
3,133,626,000 KRW	2,454,031 USD	HSBC	08/29/2023	—	(3,073)
18,405,000 TWD	592,754 USD	HSBC	08/29/2023	6,892	—
7,454,482 USD	53,184,000 CNY	HSBC	08/29/2023	21,083	—
1,188,000 AUD	805,652 USD	Morgan Stanley	08/03/2023	7,642	—
2,328,000 CAD	1,746,351 USD	Morgan Stanley	08/03/2023	—	(19,116)
629,000 CHF	734,064 USD	Morgan Stanley	08/03/2023	12,690	—
3,109,000 DKK	463,222 USD	Morgan Stanley	08/03/2023	4,461	—
3,852,000 EUR	4,274,025 USD	Morgan Stanley	08/03/2023	38,521	—
91,000 EUR	99,550 USD	Morgan Stanley	08/03/2023	—	(510)
439,000 GBP	568,142 USD	Morgan Stanley	08/03/2023	4,748	—
82,727,000 JPY	597,460 USD	Morgan Stanley	08/03/2023	15,858	—
2,135,828,000 KRW	1,644,020 USD	Morgan Stanley	08/03/2023	—	(31,565)
7,118,000 NOK	651,580 USD	Morgan Stanley	08/03/2023	—	(50,763)
1,394,000 NZD	870,823 USD	Morgan Stanley	08/03/2023	5,008	—
13,996,000 SEK	1,355,550 USD	Morgan Stanley	08/03/2023	25,868	—
671,000 SGD	505,016 USD	Morgan Stanley	08/03/2023	383	—
268,000 SGD	198,377 USD	Morgan Stanley	08/03/2023	—	(3,176)
84,081,000 TWD	2,743,263 USD	Morgan Stanley	08/03/2023	67,746	—
795,315 USD	1,188,000 AUD	Morgan Stanley	08/03/2023	2,695	—
298,349 USD	395,000 CAD	Morgan Stanley	08/03/2023	1,204	—
1,468,184 USD	1,933,000 CAD	Morgan Stanley	08/03/2023	—	(2,270)
696,397 USD	629,000 CHF	Morgan Stanley	08/03/2023	24,977	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
July 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
449,488 USD	3,109,000 DKK	Morgan Stanley	08/03/2023	9,273	—
4,252,380 USD	3,943,000 EUR	Morgan Stanley	08/03/2023	83,183	—
548,644 USD	439,000 GBP	Morgan Stanley	08/03/2023	14,749	—
589,096 USD	82,727,000 JPY	Morgan Stanley	08/03/2023	—	(7,495)
1,670,897 USD	2,135,828,000 KRW	Morgan Stanley	08/03/2023	4,687	—
708,606 USD	7,118,000 NOK	Morgan Stanley	08/03/2023	—	(6,263)
847,524 USD	1,394,000 NZD	Morgan Stanley	08/03/2023	18,291	—
1,294,656 USD	13,996,000 SEK	Morgan Stanley	08/03/2023	35,026	—
599,636 USD	805,000 SGD	Morgan Stanley	08/03/2023	5,773	—
100,845 USD	134,000 SGD	Morgan Stanley	08/03/2023	—	(69)
2,685,324 USD	84,081,000 TWD	Morgan Stanley	08/03/2023	—	(9,808)
10,672,000 CHF	12,372,939 USD	Morgan Stanley	08/29/2023	96,324	—
6,997,000 MXN	411,044 USD	Morgan Stanley	08/29/2023	—	(4,580)
616,792 USD	532,000 CHF	Morgan Stanley	08/29/2023	—	(4,802)
138,512 USD	3,000,000 CZK	Morgan Stanley	08/29/2023	—	(610)
153,155 USD	555,000 ILS	Morgan Stanley	08/29/2023	—	(2,036)
11,375,652 USD	1,601,900,365 JPY	Morgan Stanley	08/29/2023	—	(62,336)
196,319 USD	790,000 PLN	Morgan Stanley	08/29/2023	593	—
2,044,000 CAD	1,553,460 USD	Morgan Stanley	09/21/2023	2,307	—
1,707,182,000 KRW	1,338,964 USD	Morgan Stanley	09/21/2023	—	(1,044)
4,704,000 NOK	471,127 USD	Morgan Stanley	09/21/2023	6,236	—
1,230,000 SGD	927,882 USD	Morgan Stanley	09/21/2023	615	—
81,752,000 TWD	2,622,417 USD	Morgan Stanley	09/21/2023	15,081	—
985,014 USD	1,451,000 AUD	Morgan Stanley	09/21/2023	—	(8,627)
780,130 USD	665,000 CHF	Morgan Stanley	09/21/2023	—	(13,313)
465,900 USD	3,118,000 DKK	Morgan Stanley	09/21/2023	—	(4,417)
4,242,411 USD	3,815,000 EUR	Morgan Stanley	09/21/2023	—	(37,200)
671,836 USD	519,000 GBP	Morgan Stanley	09/21/2023	—	(5,634)
882,763 USD	1,413,000 NZD	Morgan Stanley	09/21/2023	—	(5,092)
1,462,731 USD	15,058,000 SEK	Morgan Stanley	09/21/2023	—	(28,645)
8,131,999 USD	84,433,000 SEK	UBS	08/29/2023	—	(99,113)
889,000 CAD	672,784 USD	Wells Fargo	08/29/2023	—	(1,648)
45,500,000 NOK	4,508,960 USD	Wells Fargo	08/29/2023	14,824	—
2,657,837 USD	3,512,000 CAD	Wells Fargo	08/29/2023	6,511	—
4,554,742 USD	6,000,000 CAD	Wells Fargo	08/29/2023	—	(2,894)
215,470 USD	1,441,000 DKK	Wells Fargo	08/29/2023	—	(2,467)
4,725,581 USD	662,000,000 JPY	Wells Fargo	08/29/2023	—	(50,250)
10,902,276 USD	109,965,803 NOK	Wells Fargo	08/29/2023	—	(40,708)
8,536,014 USD	13,806,000 NZD	Wells Fargo	08/29/2023	39,390	—
Total				611,311	(728,392)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	21	09/2023	JPY	308,427,000	—	(17,784)
Australian 10-Year Bond	206	09/2023	AUD	23,867,088	—	(125,361)
Canadian Government 10-Year Bond	42	09/2023	CAD	5,044,200	—	(110,535)
Euro-Bobl	15	09/2023	EUR	1,738,350	—	(15,514)
Euro-BTP	14	09/2023	EUR	1,624,000	6,970	—
Euro-Bund	19	09/2023	EUR	2,527,000	—	(25,181)
Euro-Buxl 30-Year	2	09/2023	EUR	269,160	—	(3,247)
Euro-OAT	61	09/2023	EUR	7,779,940	—	(63,247)
Japanese 10-Year Government Bond	6	09/2023	JPY	880,800,000	—	(54,099)
Long Gilt	96	09/2023	GBP	9,228,480	—	(25,246)
SPI 200 Index	30	09/2023	AUD	5,518,500	143,798	—
TOPIX Index	46	09/2023	JPY	1,070,420,000	271,087	—
U.S. Long Bond	33	09/2023	USD	4,106,438	—	(91,325)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	303	09/2023	USD	33,756,094	—	(892,188)
U.S. Treasury 5-Year Note	113	09/2023	USD	12,070,695	—	(279,157)
U.S. Treasury Ultra 10-Year Note	56	09/2023	USD	6,551,125	—	(161,555)
U.S. Treasury Ultra Bond	50	09/2023	USD	6,610,938	—	(138,742)
Total					421,855	(2,003,181)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(155)	09/2023	EUR	(6,968,800)	—	(302,591)
FTSE 100 Index	(55)	09/2023	GBP	(4,228,950)	1,343	—
FTSE 100 Index	(83)	09/2023	GBP	(6,381,870)	—	(112,210)
MSCI EAFE Index	(34)	09/2023	USD	(3,749,860)	—	(118,747)
MSCI Emerging Markets Index	(225)	09/2023	USD	(11,860,875)	—	(483,201)
Russell 2000 Index E-mini	(130)	09/2023	USD	(13,088,400)	—	(727,347)
S&P 500 Index E-mini	(83)	09/2023	USD	(19,150,175)	—	(1,045,153)
S&P/TSX 60 Index	(20)	09/2023	CAD	(4,960,000)	—	(119,509)
Total					1,343	(2,908,758)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	Morgan Stanley	USD	59,972	44	14.00	08/16/2023	14,805	5,698
CBOE Volatility Index	Morgan Stanley	USD	47,705	35	14.00	09/20/2023	15,524	9,695
Total							30,329	15,393

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 39	Morgan Stanley	06/20/2028	1.000	Quarterly	1.912	USD	4,000,000	122,841	—	—	122,841	—
Markit CDX North America Investment Grade Index, Series 40	Morgan Stanley	06/20/2028	1.000	Quarterly	0.629	USD	13,275,000	163,601	—	—	163,601	—
Markit iTraxx Europe Main Index, Series 39	Morgan Stanley	06/20/2028	1.000	Quarterly	0.677	EUR	9,550,000	164,334	—	—	164,334	—
Total								450,776	—	—	450,776	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2023, the total value of these securities amounted to $244,147, which represents 0.07% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $10,627,429, which represents 2.95% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
July 31, 2023
Notes to Portfolio of Investments  (continued)
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At July 31, 2023, the total market value of these securities amounted to $181,866, which represents 0.05% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014-03/01/2016	195,286	8,147	43,744
Detsky Mir PJSC	02/08/2017-09/21/2020	290,936	422,858	—
Fix Price Group PLC, GDR	03/05/2021-03/08/2021	95,918	935,775	138,122
Lukoil PJSC	01/25/2022-01/26/2022	2,750	225,708	—
			1,592,488	181,866

(f)	As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.
(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Zero coupon bond.
(j)	Represents a security purchased on a when-issued basis.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2023.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	13,505,068	—	(11,971,649)	(1,533,419)	—	—	568,771	—	—
Columbia Short-Term Cash Fund, 5.408%
	68,533,408	254,648,257	(246,902,747)	15,501	76,294,419	—	(5,310)	3,327,463	76,324,949
Total	82,038,476			(1,517,918)	76,294,419	—	563,461	3,327,463
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Currency Legend  (continued)
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	796,922	—	—	796,922
Australia	—	2,282,321	—	2,282,321
Austria	—	296,573	—	296,573
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Brazil	3,713,038	—	—	3,713,038
Canada	3,894,411	—	—	3,894,411
China	999,120	11,337,436	—	12,336,556
Denmark	—	794,490	—	794,490
Finland	—	810,476	—	810,476
France	12,361	3,042,771	—	3,055,132
Germany	—	1,053,026	—	1,053,026
Greece	—	1,124,937	—	1,124,937
Hong Kong	—	986,434	—	986,434
India	2,800,281	4,506,068	62,281	7,368,630
Indonesia	—	2,400,788	—	2,400,788
Ireland	7,265	865,810	—	873,075
Israel	1,073,810	584,499	—	1,658,309
Japan	—	10,949,395	—	10,949,395
Jersey	300,259	—	—	300,259
Kazakhstan	—	234,477	—	234,477
Mexico	1,979,328	—	—	1,979,328
Netherlands	—	5,859,816	—	5,859,816
Norway	—	758,600	—	758,600
Philippines	—	303,251	—	303,251
Poland	—	369,938	—	369,938
Russian Federation	—	—	138,122	138,122
Saudi Arabia	—	178,542	—	178,542
Singapore	—	1,338,411	—	1,338,411
South Africa	—	1,056,841	—	1,056,841
South Korea	309,095	5,570,430	—	5,879,525
Sweden	—	116,711	—	116,711
Switzerland	—	2,464,817	—	2,464,817
Taiwan	221,005	5,496,539	—	5,717,544
United Kingdom	2,520,916	4,657,253	—	7,178,169
United States	147,939,685	920,487	43,744	148,903,916
Total Common Stocks	166,567,496	70,361,137	244,147	237,172,780
Exchange-Traded Equity Funds	7,626,355	—	—	7,626,355
Foreign Government Obligations	—	26,947,046	—	26,947,046
Inflation-Indexed Bonds	—	3,068,758	—	3,068,758
Residential Mortgage-Backed Securities - Agency	—	20,279,991	—	20,279,991
Call Option Contracts Purchased	15,393	—	—	15,393
Money Market Funds	76,294,419	—	—	76,294,419
Total Investments in Securities	250,503,663	120,656,932	244,147	371,404,742
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	611,311	—	611,311
Futures Contracts	423,198	—	—	423,198
Swap Contracts	—	450,776	—	450,776
Liability
Forward Foreign Currency Exchange Contracts	—	(728,392)	—	(728,392)
Futures Contracts	(4,911,939)	—	—	(4,911,939)
Total	246,014,922	120,990,627	244,147	367,249,696
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $263,911,760)	$295,094,930
Affiliated issuers (cost $76,299,490)	76,294,419
Option contracts purchased (cost $30,329)	15,393
Cash	1,108
Foreign currency (cost $925,236)	924,358
Margin deposits on:
Futures contracts	7,269,593
Swap contracts	1,032,955
Unrealized appreciation on forward foreign currency exchange contracts	611,311
Receivable for:
Investments sold	297,214
Capital shares sold	8,345
Dividends	634,314
Interest	147,295
Foreign tax reclaims	205,071
Variation margin for futures contracts	218,642
Prepaid expenses	9,682
Total assets	382,764,630
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	728,392
Payable for:
Investments purchased	186,555
Investments purchased on a delayed delivery basis	20,257,633
Capital shares redeemed	412,324
Variation margin for futures contracts	237,929
Variation margin for swap contracts	10,178
Foreign capital gains taxes deferred	151,929
Management services fees	21,322
Distribution and/or service fees	7,284
Transfer agent fees	34,506
Trustees’ fees	117,435
Other expenses	69,919
Total liabilities	22,235,406
Net assets applicable to outstanding capital stock	$360,529,224
Represented by
Paid in capital	344,761,837
Total distributable earnings (loss)	15,767,387
Total - representing net assets applicable to outstanding capital stock	$360,529,224
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	21

Statement of Assets and Liabilities  (continued)
July 31, 2023
Class A
Net assets	$340,329,661
Shares outstanding	27,652,150
Net asset value per share	$12.31
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.06
Advisor Class
Net assets	$2,894,489
Shares outstanding	231,771
Net asset value per share	$12.49
Class C
Net assets	$3,098,264
Shares outstanding	268,624
Net asset value per share	$11.53
Institutional Class
Net assets	$11,705,036
Shares outstanding	939,943
Net asset value per share	$12.45
Institutional 2 Class
Net assets	$1,401,888
Shares outstanding	111,722
Net asset value per share	$12.55
Institutional 3 Class
Net assets	$126,114
Shares outstanding	10,097
Net asset value per share	$12.49
Class R
Net assets	$973,772
Shares outstanding	80,522
Net asset value per share	$12.09
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Annual Report 2023

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$5,167,390
Dividends — affiliated issuers	3,327,463
Interest	918,780
Interfund lending	1,278
Foreign taxes withheld	(281,493)
Total income	9,133,418
Expenses:
Management services fees	2,678,343
Distribution and/or service fees
Class A	868,128
Class C	36,487
Class R	5,685
Transfer agent fees
Class A	381,061
Advisor Class	4,528
Class C	4,011
Institutional Class	15,888
Institutional 2 Class	2,300
Institutional 3 Class	27
Class R	1,250
Trustees’ fees	34,661
Custodian fees	130,998
Printing and postage fees	57,656
Registration fees	108,788
Accounting services fees	74,096
Legal fees	17,598
Interest on collateral	14,407
Interest on interfund lending	127
Compensation of chief compliance officer	72
Other	24,441
Total expenses	4,460,552
Expense reduction	(40)
Total net expenses	4,460,512
Net investment income	4,672,906
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	23

Statement of Operations  (continued)
Year Ended July 31, 2023
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$7,470
Investments — affiliated issuers	563,461
Foreign currency translations	(76,553)
Forward foreign currency exchange contracts	667,560
Futures contracts	(12,871,066)
Option contracts purchased	(30,296)
Option contracts written	41,937
Swap contracts	15,325
Net realized loss	(11,682,162)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	22,065,195
Investments — affiliated issuers	(1,517,918)
Foreign currency translations	35,810
Forward foreign currency exchange contracts	(840,687)
Futures contracts	(4,621,664)
Option contracts purchased	(14,936)
Option contracts written	(507)
Swap contracts	1,171,234
Foreign capital gains tax	(105,741)
Net change in unrealized appreciation (depreciation)	16,170,786
Net realized and unrealized gain	4,488,624
Net increase in net assets resulting from operations	$9,161,530
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$4,672,906	$4,594,854
Net realized gain (loss)	(11,682,162)	14,897,343
Net change in unrealized appreciation (depreciation)	16,170,786	(106,025,819)
Net increase (decrease) in net assets resulting from operations	9,161,530	(86,533,622)
Distributions to shareholders
Net investment income and net realized gains
Class A	(21,176,508)	(36,213,160)
Advisor Class	(311,508)	(543,838)
Class C	(247,120)	(502,067)
Institutional Class	(878,321)	(1,766,596)
Institutional 2 Class	(217,506)	(422,139)
Institutional 3 Class	(8,609)	(12,732)
Class R	(64,369)	(116,588)
Total distributions to shareholders	(22,903,941)	(39,577,120)
Decrease in net assets from capital stock activity	(41,209,296)	(17,097,827)
Total decrease in net assets	(54,951,707)	(143,208,569)
Net assets at beginning of year	415,480,931	558,689,500
Net assets at end of year	$360,529,224	$415,480,931
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	209,358	2,485,328	405,146	6,128,599
Distributions reinvested	1,852,833	21,048,187	2,419,046	36,043,786
Shares redeemed	(4,338,981)	(51,654,171)	(3,913,707)	(57,369,485)
Net decrease	(2,276,790)	(28,120,656)	(1,089,515)	(15,197,100)
Advisor Class
Shares sold	32,205	387,454	36,987	562,508
Distributions reinvested	25,762	296,526	34,705	522,310
Shares redeemed	(293,617)	(3,550,087)	(49,408)	(728,178)
Net increase (decrease)	(235,650)	(2,866,107)	22,284	356,640
Class C
Shares sold	15,712	176,814	26,238	375,384
Distributions reinvested	23,095	247,120	35,382	502,066
Shares redeemed	(143,274)	(1,591,396)	(168,555)	(2,346,574)
Net decrease	(104,467)	(1,167,462)	(106,935)	(1,469,124)
Institutional Class
Shares sold	377,616	4,583,777	473,257	6,934,505
Distributions reinvested	75,210	863,405	113,714	1,706,853
Shares redeemed	(927,403)	(11,185,055)	(673,252)	(9,817,447)
Net decrease	(474,577)	(5,737,873)	(86,281)	(1,176,089)
Institutional 2 Class
Shares sold	76,205	909,791	85,511	1,283,077
Distributions reinvested	18,815	217,506	27,938	422,139
Shares redeemed	(331,327)	(4,041,649)	(106,140)	(1,579,370)
Net increase (decrease)	(236,307)	(2,914,352)	7,309	125,846
Institutional 3 Class
Shares sold	544	6,580	6,088	98,702
Distributions reinvested	735	8,453	830	12,477
Shares redeemed	(2,462)	(28,334)	(1,059)	(17,328)
Net increase (decrease)	(1,183)	(13,301)	5,859	93,851
Class R
Shares sold	13,127	153,867	14,477	205,812
Distributions reinvested	5,643	63,086	7,791	114,689
Shares redeemed	(50,484)	(606,498)	(9,945)	(152,352)
Net increase (decrease)	(31,714)	(389,545)	12,323	168,149
Total net decrease	(3,360,688)	(41,209,296)	(1,234,956)	(17,097,827)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Annual Report 2023

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Columbia Global Opportunities Fund | Annual Report 2023	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$12.72	0.15	0.19	0.34	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.49	0.14	(2.70)	(2.56)	(0.12)	(1.09)	(1.21)
Year Ended 7/31/2021	$14.66	0.06	2.46	2.52	(0.34)	(0.35)	(0.69)
Year Ended 7/31/2020	$14.01	0.13	0.77	0.90	(0.25)	—	(0.25)
Year Ended 7/31/2019	$13.80	0.23	0.03	0.26	(0.05)	—	(0.05)
Advisor Class
Year Ended 7/31/2023	$12.87	0.17	0.20	0.37	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.64	0.17	(2.71)	(2.54)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.79	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.13	0.18	0.78	0.96	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.93	0.25	0.03	0.28	(0.08)	—	(0.08)
Class C
Year Ended 7/31/2023	$12.06	0.05	0.17	0.22	—	(0.75)	(0.75)
Year Ended 7/31/2022	$15.75	0.02	(2.55)	(2.53)	(0.07)	(1.09)	(1.16)
Year Ended 7/31/2021	$14.04	(0.05)	2.34	2.29	(0.23)	(0.35)	(0.58)
Year Ended 7/31/2020	$13.40	0.02	0.74	0.76	(0.12)	—	(0.12)
Year Ended 7/31/2019	$13.25	0.12	0.03	0.15	—	—	—
Institutional Class
Year Ended 7/31/2023	$12.83	0.18	0.19	0.37	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.60	0.17	(2.71)	(2.54)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.75	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.10	0.17	0.78	0.95	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.89	0.27	0.02	0.29	(0.08)	—	(0.08)
Institutional 2 Class
Year Ended 7/31/2023	$12.92	0.19	0.19	0.38	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.70	0.18	(2.73)	(2.55)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.84	0.11	2.48	2.59	(0.38)	(0.35)	(0.73)
Year Ended 7/31/2020	$14.18	0.18	0.78	0.96	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.97	0.27	0.02	0.29	(0.08)	—	(0.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$12.31	3.17%	1.20%(c),(d)	1.20%(c),(d),(e)	1.24%	115%	$340,330
Year Ended 7/31/2022	$12.72	(16.59%)	1.15%(c),(d)	1.15%(c),(d)	0.92%	98%	$380,766
Year Ended 7/31/2021	$16.49	17.46%	1.16%(c)	1.16%(c)	0.40%	107%	$511,405
Year Ended 7/31/2020	$14.66	6.49%	1.15%(c)	1.15%(c)	0.92%	125%	$476,670
Year Ended 7/31/2019	$14.01	1.88%	1.13%	1.13%	1.70%	104%	$504,182
Advisor Class
Year Ended 7/31/2023	$12.49	3.38%	0.94%(c),(d)	0.94%(c),(d),(e)	1.41%	115%	$2,894
Year Ended 7/31/2022	$12.87	(16.34%)	0.90%(c),(d)	0.90%(c),(d)	1.17%	98%	$6,015
Year Ended 7/31/2021	$16.64	17.70%	0.91%(c)	0.91%(c)	0.65%	107%	$7,407
Year Ended 7/31/2020	$14.79	6.83%	0.90%(c)	0.90%(c)	1.27%	125%	$6,365
Year Ended 7/31/2019	$14.13	2.06%	0.88%	0.88%	1.79%	104%	$5,606
Class C
Year Ended 7/31/2023	$11.53	2.32%	1.95%(c),(d)	1.95%(c),(d),(e)	0.46%	115%	$3,098
Year Ended 7/31/2022	$12.06	(17.17%)	1.89%(c),(d)	1.89%(c),(d)	0.16%	98%	$4,499
Year Ended 7/31/2021	$15.75	16.56%	1.90%(c)	1.90%(c)	(0.36%)	107%	$7,562
Year Ended 7/31/2020	$14.04	5.68%	1.90%(c)	1.90%(c)	0.13%	125%	$10,839
Year Ended 7/31/2019	$13.40	1.13%	1.88%	1.88%	0.95%	104%	$12,935
Institutional Class
Year Ended 7/31/2023	$12.45	3.39%	0.95%(c),(d)	0.95%(c),(d),(e)	1.46%	115%	$11,705
Year Ended 7/31/2022	$12.83	(16.38%)	0.89%(c),(d)	0.89%(c),(d)	1.16%	98%	$18,151
Year Ended 7/31/2021	$16.60	17.75%	0.91%(c)	0.91%(c)	0.65%	107%	$24,909
Year Ended 7/31/2020	$14.75	6.78%	0.90%(c)	0.90%(c)	1.18%	125%	$20,763
Year Ended 7/31/2019	$14.10	2.14%	0.88%	0.88%	1.95%	104%	$22,219
Institutional 2 Class
Year Ended 7/31/2023	$12.55	3.45%	0.90%(c),(d)	0.90%(c),(d)	1.52%	115%	$1,402
Year Ended 7/31/2022	$12.92	(16.33%)	0.86%(c),(d)	0.86%(c),(d)	1.21%	98%	$4,496
Year Ended 7/31/2021	$16.70	17.75%	0.88%(c)	0.88%(c)	0.69%	107%	$5,688
Year Ended 7/31/2020	$14.84	6.86%	0.86%(c)	0.86%(c)	1.27%	125%	$4,229
Year Ended 7/31/2019	$14.18	2.17%	0.84%	0.84%	1.97%	104%	$3,864
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$12.86	0.19	0.19	0.38	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.62	0.20	(2.73)	(2.53)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.77	0.11	2.47	2.58	(0.38)	(0.35)	(0.73)
Year Ended 7/31/2020	$14.12	0.23	0.73	0.96	(0.31)	—	(0.31)
Year Ended 7/31/2019	$13.91	0.25	0.05	0.30	(0.09)	—	(0.09)
Class R
Year Ended 7/31/2023	$12.55	0.11	0.18	0.29	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.30	0.10	(2.66)	(2.56)	(0.10)	(1.09)	(1.19)
Year Ended 7/31/2021	$14.50	0.02	2.43	2.45	(0.30)	(0.35)	(0.65)
Year Ended 7/31/2020	$13.85	0.07	0.79	0.86	(0.21)	—	(0.21)
Year Ended 7/31/2019	$13.64	0.20	0.02	0.22	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	7/31/2023	7/31/2022	7/31/2021	7/31/2020
Class A	less than 0.01%	0.01%	0.01%	less than 0.01%
Advisor Class	less than 0.01%	0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	0.01%	0.01%	less than 0.01%
Institutional Class	less than 0.01%	0.01%	0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	0.01%	0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	0.01%	0.01%	—%
Class R	less than 0.01%	0.01%	0.01%	less than 0.01%

(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Global Opportunities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$12.49	3.46%	0.86%(c),(d)	0.86%(c),(d)	1.57%	115%	$126
Year Ended 7/31/2022	$12.86	(16.27%)	0.83%(c),(d)	0.83%(c),(d)	1.42%	98%	$145
Year Ended 7/31/2021	$16.62	17.83%	0.83%(c)	0.83%(c)	0.72%	107%	$90
Year Ended 7/31/2020	$14.77	6.86%	0.80%	0.80%	1.60%	125%	$78
Year Ended 7/31/2019	$14.12	2.21%	0.81%	0.81%	1.78%	104%	$139
Class R
Year Ended 7/31/2023	$12.09	2.80%	1.45%(c),(d)	1.45%(c),(d),(e)	0.97%	115%	$974
Year Ended 7/31/2022	$12.55	(16.76%)	1.40%(c),(d)	1.40%(c),(d)	0.66%	98%	$1,408
Year Ended 7/31/2021	$16.30	17.19%	1.41%(c)	1.41%(c)	0.15%	107%	$1,628
Year Ended 7/31/2020	$14.50	6.23%	1.39%(c)	1.39%(c)	0.52%	125%	$1,359
Year Ended 7/31/2019	$13.85	1.63%	1.38%	1.38%	1.49%	104%	$2,004
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2023	31

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
32	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Global Opportunities Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
July 31, 2023
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
34	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio, to generate total return through long and short positions versus the U.S. dollar and primarily for the purpose of gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and primarily for the purpose of gaining market exposure to various currency, interest rate, and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Global Opportunities Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
July 31, 2023
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
36	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Global Opportunities Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
July 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	450,776*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	416,228*
Equity risk	Investments, at value — Option contracts purchased	15,393
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	611,311
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,970*
Total		1,500,678

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,908,758*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	728,392
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,003,181*
Total		5,640,331

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	15,325	15,325
Equity risk	—	(4,803,334)	(30,296)	41,937	—	(4,791,693)
Foreign exchange risk	667,560	—	—	—	—	667,560
Interest rate risk	—	(8,067,732)	—	—	—	(8,067,732)
Total	667,560	(12,871,066)	(30,296)	41,937	15,325	(12,176,540)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	1,171,234	1,171,234
Equity risk	—	(128,259)	(14,936)	(507)	—	(143,702)
Foreign exchange risk	(840,687)	—	—	—	—	(840,687)
Interest rate risk	—	(4,493,405)	—	—	—	(4,493,405)
Total	(840,687)	(4,621,664)	(14,936)	(507)	1,171,234	(4,306,560)
38	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	127,074,574
Futures contracts — short	56,534,310
Credit default swap contracts — sell protection	31,646,936

Derivative instrument	Average value ($)*
Option contracts purchased	9,680
Option contracts written	(2,475)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	997,618	(643,193)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar
Columbia Global Opportunities Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
July 31, 2023
rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	166	-	17,316	29,165	503,939	-	-	-	60,725	611,311
Call option contracts purchased	-	-	-	-	-	15,393	-	-	-	15,393
Total assets	166	-	17,316	29,165	503,939	15,393	-	-	60,725	626,704
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	10,178	-	-	10,178
Forward foreign currency exchange contracts	-	214,916	3,314	3,711	309,371	-	-	99,113	97,967	728,392
Total liabilities	-	214,916	3,314	3,711	309,371	-	10,178	99,113	97,967	738,570
Total financial and derivative net assets	166	(214,916)	14,002	25,454	194,568	15,393	(10,178)	(99,113)	(37,242)	(111,866)
Total collateral received (pledged) (c)	-	-	-	-	-	-	(10,178)	-	-	(10,178)
Net amount (d)	166	(214,916)	14,002	25,454	194,568	15,393	-	(99,113)	(37,242)	(101,688)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
40	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Global Opportunities Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
July 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2023 was 0.72% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
42	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Global Opportunities Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
July 31, 2023
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $362,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	44,772
Class C	—	1.00(b)	107

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	1.30%	1.35%
Advisor Class	1.05	1.10
Class C	2.05	2.10
Institutional Class	1.05	1.10
Institutional 2 Class	1.01	1.07
Institutional 3 Class	0.96	1.03
Class R	1.55	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
44	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, passive foreign investment company (pfic) holdings, former pfic holdings, tax straddles, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification, excess distributions, foreign capital gains tax and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
21,491,963	(684,125)	(20,807,838)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	22,903,941	22,903,941	12,192,950	27,384,170	39,577,120
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(12,309,476)	28,345,748
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
338,903,948	48,129,779	(19,784,031)	28,345,748
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(9,398,245)	(2,911,231)	(12,309,476)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Global Opportunities Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
July 31, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $351,572,288 and $420,713,640, respectively, for the year ended July 31, 2023, of which $238,365,418 and $236,845,921, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	900,000	5.10	1
Lender	1,542,857	4.38	7
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
46	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets
Columbia Global Opportunities Fund | Annual Report 2023	47

Notes to Financial Statements  (continued)
July 31, 2023
to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 86.9% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid
48	Columbia Global Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Global Opportunities Fund | Annual Report 2023	49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50	Columbia Global Opportunities Fund | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Global Opportunities Fund | Annual Report 2023	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
52	Columbia Global Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
Columbia Global Opportunities Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
54	Columbia Global Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Global Opportunities Fund | Annual Report 2023	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
56	Columbia Global Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Global Opportunities Fund | Annual Report 2023	57

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
58	Columbia Global Opportunities Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the portfolio management team) had been taken to help improve the Fund’s performance.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Global Opportunities Fund | Annual Report 2023	59

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
60	Columbia Global Opportunities Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund | Annual Report 2023	61

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN156_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Floating Rate Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Floating Rate Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Vesa Tontti, CFA
Lead Portfolio Manager
Managed Fund since 2019
Daniel DeYoung
Portfolio Manager
Managed Fund since 2020
Stanton Ray
Portfolio Manager
Managed Fund since July 2023
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	8.32	2.79	3.26
	Including sales charges		5.07	2.18	2.95
Advisor Class		02/28/13	8.59	3.04	3.52
Class C	Excluding sales charges	02/16/06	7.50	2.03	2.49
	Including sales charges		6.50	2.03	2.49
Institutional Class		09/27/10	8.62	3.05	3.53
Institutional 2 Class		08/01/08	8.62	3.08	3.57
Institutional 3 Class*		06/01/15	8.70	3.13	3.54
Class R		09/27/10	8.05	2.53	3.00
Credit Suisse Leveraged Loan Index			9.49	4.12	4.16
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Floating Rate Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2023)
Common Stocks	0.6
Convertible Bonds	0.1
Convertible Preferred Stocks	0.0(a)
Corporate Bonds & Notes	4.5
Exchange-Traded Fixed Income Funds	1.0
Money Market Funds	12.6
Senior Loans	81.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2023)
BBB rating	1.2
BB rating	22.3
B rating	59.5
CCC rating	4.7
D rating	0.2
Not rated	12.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

4	Columbia Floating Rate Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Floating Rate Fund returned 8.32% excluding sales charges. The Fund underperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index, which returned 9.49%.
Market overview
The U.S. leveraged loan market posted strong positive returns amid a challenging annual period for fixed-income markets. This is primarily because, given its floating rate nature, the leveraged loan market typically benefits from rising interest rates. Thus, the leveraged loan market did not encounter the same headwinds from rising interest rates as most other fixed-income sectors did during the annual period. The U.S. leveraged loan market also benefited from generally supportive technicals, or supply/demand dynamics, as well as from better than consensus anticipated corporate earnings results, easing inflation data and, later in the period, overall improving investor sentiment. Still, there was significant volatility within the U.S. leveraged loan market.
When the period began in August 2022, the U.S. leveraged loan market posted strong positive returns, driven by better-than-feared corporate earnings and expectations for a more moderate pace of interest rate hikes by the U.S. Federal Reserve. The tone changed with persistently high and broadening inflation data, and, in turn, the loan market lost ground in September. The leveraged loan market then recovered in the fourth quarter of 2022 but was still trading at levels typically associated with a significant economic downturn, a trend that continued well into the new calendar year. The market continued to post positive returns in the first two months of 2023 but fell in March, due largely to the uncertainty created by the collapse of Silicon Valley Bank and wider concerns about the health of regional banks. U.S. regional banks do not play any significant role in the U.S. leveraged loan market, neither as issuers of loans nor as providers of capital to the current issuers in the market. However, tightening lending standards throughout the banking industry could negatively impact consumer and business access to capital, which could create a drag on U.S. economic growth. The market posted positive returns in April but negative returns in May, and then enjoyed a strong rally in June and July, as investors’ recession concerns abated.
A major headwind for the U.S. leveraged loan market through much of the period was outflows from floating rate retail and exchange-traded funds. For loan investors, rising interest rates mean considerably improved fund distributions, but that benefit was overshadowed by investors’ concerns about the ability of consumers and corporations to withstand persistently high inflation and the resulting tighter monetary policy, the impact of war in Ukraine on the global economy, slowing U.S. economic growth, and the credit quality of loan market issuers specifically. Collateralized loan obligation (CLO) fund origination, another major source of demand for the loan market, was also down significantly compared to the prior annual period. Despite the weak overall demand, the market remained relatively balanced as the supply, or issuance of new loans, similarly slowed through the first half of the annual period. During the second half of the annual period, CLO fund origination picked up but remained light. Total deal volume for the first seven months of 2023 was the lowest since 2009. Further, the deal flow was dominated by refinancings, which does not provide additional supply to the market. Transactions to finance leveraged buyouts — and, in fact, any merger and acquisition activity — ticked up modestly but was still at the lowest level since 2010 at the end of the annual period.
The best performing industries within the benchmark, based on total return, during the annual period were energy, housing, shipping, utilities and aerospace. The only industry in the benchmark to post a negative return during the period was telecommunications. However, other industries with weak performance included broadcasting, health care, metals/minerals and cable/wireless video. From a credit quality perspective, those issues with higher ratings outperformed lower rated issues during the period as a whole.
At the end of July 2023, the trailing 12-month loan default rate for the market, examined by principal amount and inclusive of distressed exchanges, was 2.99%, as measured by JP Morgan. This was higher than the 1.12% rate at the end of July 2022, but still meaningfully below the five-year high of 4.2% at the end of June 2020 and slightly below the historical average rate of approximately 3.1%.
The Fund’s notable detractors during the period
•	While the Fund posted solid positive absolute returns, it underperformed the benchmark on a relative basis due primarily to credit selection.
Columbia Floating Rate Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Credit selection in the information technology industry detracted most from the Fund’s relative results. To a lesser degree, credit selection in the telecommunications, cable/wireless video, service and manufacturing industries also hurt.
•	From a credit quality perspective, a higher exposure than the benchmark to issues rated CC and C and to defaulted issues detracted from the Fund’s relative results, offset largely by effective credit selection within this ratings category.
•	Credit selection among issues rated CCC/split CCC and issues rated BB and split B dampened the Fund’s relative results. (A split rating is when the same bond is rated differently by the different rating agencies.)
•	Given the strong performance of the benchmark during the period overall, having a position in cash, albeit a modest one, detracted. However, it should be noted the Fund’s cash position provided relatively attractive interest income.
The Fund’s notable contributors during the period
•	From an industry perspective, credit selection in and having an underweighted allocation to the health care industry contributed most positively to the Fund’s relative results.
•	Selection in the broadcasting industry added value as well, offset only partially by the detracting effect of an overweighted allocation to this weakly-performing industry.
•	Selection in the retail, consumer durables and aerospace industries also helped.
•	Credit selection among issues rated split BB and B boosted Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Floating Rate Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.00	1,019.84	5.07	5.01	1.00
Advisor Class	1,000.00	1,000.00	1,044.40	1,021.08	3.80	3.76	0.75
Class C	1,000.00	1,000.00	1,039.20	1,016.12	8.85	8.75	1.75
Institutional Class	1,000.00	1,000.00	1,044.40	1,021.08	3.80	3.76	0.75
Institutional 2 Class	1,000.00	1,000.00	1,044.50	1,021.22	3.65	3.61	0.72
Institutional 3 Class	1,000.00	1,000.00	1,044.70	1,021.42	3.45	3.41	0.68
Class R	1,000.00	1,000.00	1,041.70	1,018.60	6.33	6.26	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Floating Rate Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.6%
Issuer	Shares	Value ($)
Communication Services 0.1%
Media 0.1%
Clear Channel Outdoor Holdings, Inc.(a)	198,952	358,114
iHeartMedia, Inc., Class A(a)	84,607	400,191
Star Tribune Co. (The)(a),(b),(c)	1,098	—
Total		758,305
Total Communication Services		758,305
Consumer Discretionary 0.0%
Broadline Retail 0.0%
Belk, Inc.(a)	231	2,194
Total Consumer Discretionary		2,194
Energy 0.1%
Energy Equipment & Services 0.1%
Covia Holdings Corp.(a)	57,253	753,850
McDermott International Ltd.(a)	184,336	47,651
Total		801,501
Oil, Gas & Consumable Fuels 0.0%
New Frontera Holdings(a)	64,498	4,676
Southcross Energy Partners LLC(a)	107,918	1,511
Southcross Energy Partners LLC, Class A(a),(c)	2,041,444	81,658
Total		87,845
Total Energy		889,346
Financials 0.2%
Capital Markets 0.0%
Bright Bidco BV(a)	4,398	4,875
Financial Services 0.2%
Windstream Services LLC(a)	139,708	1,490,196
Total Financials		1,495,071
Industrials 0.1%
Machinery 0.1%
TNT Crane and Rigging, Inc.(a)	60,744	435,322
Total Industrials		435,322
Information Technology 0.1%
Communications Equipment 0.0%
Riverbed Technology, Inc.(a)	8,710	3,832
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 0.1%
Avaya Holdings Corp.(a)	11,843	153,959
Avaya Holdings Corp.(a)	57,166	743,158
Total		897,117
Total Information Technology		900,949
Total Common Stocks (Cost $7,004,616)		4,481,187

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	1,500,000	831,750
Total Convertible Bonds (Cost $1,449,182)			831,750

Convertible Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.(c)	7.000%	9,297	2,370
Total Information Technology			2,370
Total Convertible Preferred Stocks (Cost $201,433)			2,370

Corporate Bonds & Notes 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.2%
Ally Financial, Inc.
Subordinated
11/20/2025	5.750%	1,250,000	1,212,275
Brokerage/Asset Managers/Exchanges 0.4%
NFP Corp.(d)
08/15/2028	6.875%	3,750,000	3,323,182
Cable and Satellite 0.5%
DISH DBS Corp.
07/01/2026	7.750%	2,500,000	1,617,094
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	2,500,000	2,030,887
Total			3,647,981
Chemicals 0.1%
Olympus Water US Holding Corp.(d)
10/01/2028	4.250%	1,000,000	803,942
Environmental 0.2%
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	1,250,000	1,182,876
Finance Companies 0.4%
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	2,500,000	2,214,347
United Wholesale Mortgage LLC(d)
04/15/2029	5.500%	1,250,000	1,099,009
Total			3,313,356
Food and Beverage 0.2%
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	1,300,000	1,232,155
Gaming 0.1%
CCM Merger, Inc.(d)
05/01/2026	6.375%	1,000,000	974,022
Health Care 0.3%
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	2,000,000	1,915,556
Independent Energy 0.5%
Baytex Energy Corp.(d)
04/30/2030	8.500%	2,000,000	2,027,203
Colgate Energy Partners III LLC(d)
07/01/2029	5.875%	2,000,000	1,907,299
Total			3,934,502
Leisure 0.2%
Viking Cruises Ltd.(d)
09/15/2027	5.875%	1,250,000	1,168,075
Media and Entertainment 0.1%
Diamond Sports Group LLC/Finance Co.(d),(e)
08/15/2026	0.000%	2,591,000	80,508
iHeartCommunications, Inc.
05/01/2026	6.375%	478,473	414,149
05/01/2027	8.375%	867,232	592,952
Total			1,087,609
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.2%
Constellium SE(d)
06/15/2028	5.625%	1,250,000	1,193,080
Other REIT 0.1%
Ladder Capital Finance Holdings LLLP/Corp.(d)
02/01/2027	4.250%	1,000,000	900,162
Property & Casualty 0.6%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	6.750%	4,614,000	4,388,150
Technology 0.6%
Imola Merger Corp.(d)
05/15/2029	4.750%	1,500,000	1,317,209
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	2,500,000	1,435,111
NCR Corp.(d)
04/15/2029	5.125%	2,000,000	1,789,924
Total			4,542,244
Wireless 0.2%
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	1,500,000	1,245,085
Total Corporate Bonds & Notes (Cost $42,370,034)			36,064,252

Exchange-Traded Fixed Income Funds 1.1%
	Shares	Value ($)
Floating Rate 1.1%
First Trust Senior Loan ETF	77,000	3,501,190
Invesco Senior Loan ETF	47,500	997,500
SPDR Blackstone Senior Loan ETF	85,000	3,564,900
Total		8,063,590
Total Exchange-Traded Fixed Income Funds (Cost $7,941,693)		8,063,590

Senior Loans 87.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
TransDigm, Inc.(f),(g),(h)
Tranche 1 Term Loan
1-month Term SOFR + 3.250% 08/24/2028	8.492%	4,170,211	4,171,504

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 1.5%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(g),(h)
Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 04/20/2028	10.338%	3,723,723	3,852,489
Air Canada(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/11/2028	8.839%	2,500,000	2,496,875
United AirLines, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	9.292%	2,185,985	2,186,488
WestJet Airlines Ltd.(g),(h)
Term Loan
1-month Term SOFR + 3.000% Floor 1.000% 12/11/2026	8.251%	2,248,478	2,196,021
Total			10,731,873
Automotive 1.1%
American Axle & Manufacturing, Inc.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.675%	1,248,104	1,245,508
Clarios Global LP(g),(h)
1st Lien Term Loan
1-month Term SOFR + 3.750% 05/06/2030	9.069%	3,863,279	3,859,416
First Brands Group LLC(g),(h)
1st Lien Term Loan
6-month Term SOFR + 5.000% Floor 1.000% 03/30/2027	10.881%	2,815,107	2,779,327
Total			7,884,251
Brokerage/Asset Managers/Exchanges 1.7%
AlixPartners LLP(g),(h)
Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 02/04/2028	8.183%	2,448,662	2,444,083
Allspring Buyer LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.250% Floor 0.500% 11/01/2028	8.753%	1,314,012	1,307,442
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Citadel Securities LP(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 11.450% 07/25/2030	7.906%	3,649,983	3,628,633
Hightower Holding LLC (f),(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 0.750% 04/21/2028	9.582%	1,500,000	1,469,070
Russell Investments US Institutional Holdco, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 05/30/2025	8.919%	880,938	811,564
VFH Parent LLC(f),(g),(h)
Term Loan
1-month Term SOFR + 3.000% 01/13/2029	8.405%	3,189,570	3,167,243
Total			12,828,035
Building Materials 4.4%
Beacon Roofing Supply, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 2.250% 05/19/2028	7.683%	2,035,385	2,032,637
Cornerstone Building Brands, Inc.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.250% 04/12/2028	8.572%	3,105,368	2,995,532
Covia Holdings LLC(g),(h)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	9.530%	3,080,573	3,051,061
CPG International LLC(f),(g),(h)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 04/28/2029	7.919%	1,250,000	1,237,813
Hunter Douglas Holding BV(g),(h)
Tranche B1 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/26/2029	8.666%	3,488,095	3,309,330
LBM Acquisition LLC(f),(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/17/2027	4.500%	2,000,000	1,936,040

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Park River Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 12/28/2027	8.522%	2,150,202	2,071,720
QUIKRETE Holdings, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 2.625% 02/01/2027	8.058%	1,954,430	1,950,971
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.000% 03/19/2029	8.433%	1,510,294	1,510,762
SRS Distribution, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	8.933%	1,435,071	1,413,545
1-month Term SOFR + 3.500% Floor 0.500% 06/02/2028	8.919%	1,700,732	1,675,578
Standard Building Solutions, Inc.(f),(g),(h)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.500% 09/22/2028	7.906%	2,771,083	2,774,214
White Cap Supply Holdings LLC(g),(h)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/19/2027	9.069%	3,907,926	3,891,512
Wilsonart LLC(g),(h)
Tranche E Term Loan
1-month Term SOFR + 3.500% Floor 1.000% 12/31/2026	8.710%	2,220,265	2,208,120
Total			32,058,835
Cable and Satellite 2.9%
Charter Communications Operating LLC(g),(h)
Tranche B2 Term Loan
1-month Term SOFR + 1.750% 02/01/2027	7.115%	1,513,799	1,502,264
CSC Holdings LLC(g),(h)
Term Loan
1-month Term SOFR + 4.500% 01/18/2028	9.722%	2,776,607	2,548,231
DirectTV Financing LLC(g),(h)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	10.433%	2,733,043	2,712,983
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Iridium Satellite LLC(g),(h)
Tranche B2 Term Loan
1-month Term SOFR + 2.500% Floor 1.000% 11/04/2026	7.919%	2,756,100	2,753,041
Radiate Holdco LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 09/25/2026	8.683%	2,091,040	1,756,118
Telesat Canada(g),(h)
Tranche B5 Term Loan
1-month USD LIBOR + 2.750% 12/07/2026	8.183%	5,156,123	3,137,862
UPC Financing Partnership(g),(h)
Tranche AX Term Loan
1-month USD LIBOR + 2.925% 01/31/2029	8.261%	3,250,000	3,162,250
Virgin Media Bristol LLC(g),(h)
Tranche N Term Loan
1-month USD LIBOR + 2.500% 01/31/2028	7.836%	2,000,000	1,945,500
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	8.586%	2,175,000	2,144,006
Total			21,662,255
Chemicals 4.6%
Aruba Investments Holdings LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/24/2027	9.419%	1,456,457	1,409,122
Ascend Performance Materials Operations LLC(g),(h)
Term Loan
6-month Term SOFR + 4.750% Floor 0.750% 08/27/2026	9.715%	3,437,435	3,321,422
ColourOz Investment 1 GmbH(e),(g),(i)
Tranche C 1st Lien Term Loan
09/21/2023	0.000%	823,846	550,947
ColourOz Investment 2 LLC(e),(g),(i)
Tranche B2 1st Lien Term Loan
09/21/2023	0.000%	4,983,591	3,332,776
Herens Holdco SARL(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.925% Floor 0.750% 07/03/2028	9.267%	3,567,446	3,056,124

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ineos Quattro Holdings UK Ltd.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/29/2026	8.183%	2,156,000	2,135,108
Tranche B Term Loan
1-month Term SOFR + 3.750% 03/14/2030	9.169%	803,223	796,195
Ineos US Finance LLC(g),(h)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 11/08/2028	7.919%	2,413,889	2,369,135
Innophos Holdings, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.250% 02/05/2027	8.683%	2,686,474	2,683,116
Nouryon Finance BV(g),(h)
Term Loan
3-month Term SOFR + 4.000% 04/03/2028	9.318%	1,682,896	1,675,542
1-month Term SOFR + 4.000% 04/03/2028	9.347%	2,277,855	2,255,077
Olympus Water US Holding Corp.(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 11/09/2028	9.253%	1,692,339	1,618,823
Term Loan
1-month Term SOFR + 5.000% Floor 0.500% 11/09/2028	10.268%	1,422,653	1,381,752
PMHC II, Inc.(g),(h)
Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 04/23/2029	9.698%	2,073,203	1,909,068
Sparta US Holdco LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 08/02/2028	8.477%	1,970,000	1,949,079
Univar(f),(g),(h)
Tranche B Term Loan
3-month Term SOFR + 4.500% 06/21/2030	9.818%	1,682,644	1,676,333
WR Grace Holdings LLC(f),(g),(h)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	9.313%	1,750,000	1,744,750
Total			33,864,369
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Columbus McKinnon Corp.(g),(h)
Term Loan
3-month USD LIBOR + 2.750% Floor 0.500% 05/14/2028	8.230%	1,236,787	1,233,695
Consumer Cyclical Services 4.9%
Allied Universal Holdco LLC(g),(h)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 05/12/2028	9.169%	2,000,000	1,924,660
Amentum Government Services Holdings LLC(c),(g),(h)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	9.433%	1,458,647	1,418,534
Amentum Government Services Holdings LLC(g),(h)
Tranche 3 1st Lien Term Loan
6-month Term SOFR + 4.000% Floor 0.500% 02/15/2029	9.222%	1,500,000	1,447,500
APX Group, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 3.250% Floor 0.500% 07/10/2028	8.620%	2,311,762	2,308,156
Arches Buyer, Inc.(f),(g),(h)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.669%	4,083,031	3,936,121
Cast & Crew LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 02/09/2026	8.933%	1,969,152	1,926,756
1-month Term SOFR + 3.750% Floor 0.500% 12/29/2028	9.183%	2,130,345	2,074,423
Conservice Midco LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	9.332%	2,408,581	2,399,573
Corporation Service Co.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 11/02/2029	8.669%	2,781,285	2,783,037
Cushman & Wakefield US Borrower LLC(g),(h)
Term Loan
1-month Term SOFR + 2.750% 08/21/2025	8.183%	984,017	980,819

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cushman & Wakefield US Borrower LLC(c),(g),(h)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 01/31/2030	8.669%	1,241,195	1,197,754
Go Daddy Operating Co. LLC(g),(h)
Term Loan
1-month Term SOFR + 2.500% 11/09/2029	7.819%	1,126,988	1,127,968
Prime Security Services Borrower LLC(g),(h)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	7.977%	3,258,253	3,252,812
Sotheby’s(g),(h)
Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 01/15/2027	10.070%	3,125,699	3,042,993
Uber Technologies, Inc.(g),(h)
Term Loan
1-month Term SOFR + 2.750% 03/03/2030	8.018%	3,161,858	3,161,194
WaterBridge Midstream Operating LLC(g),(h)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	11.363%	1,017,973	1,018,696
WW International, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 04/13/2028	8.933%	2,871,875	2,145,520
Total			36,146,516
Consumer Products 2.2%
Bombardier Recreational Products, Inc. (g),(h)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.819%	1,946,403	1,947,220
Term Loan
1-month USD LIBOR + 2.000% 05/24/2027	7.419%	994,845	986,678
Kronos Acquisition Holdings, Inc.(f),(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% Floor 0.500% 12/22/2026	4.250%	2,000,000	1,957,960
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Osmosis Buyer Ltd.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 07/31/2028	8.944%	1,250,000	1,232,500
Serta Simmons Bedding LLC(e),(g)
1st Lien Term Loan
11/08/2023	0.000%	1,318,813	42,862
SRAM LLC(g),(h)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/18/2028	8.183%	2,858,182	2,845,091
SWF Holdings I Corp.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	9.433%	1,462,531	1,214,427
Topgolf Callaway Brands Corp.(f),(g),(h)
Term Loan
1-month Term SOFR + 3.500% Floor 0.100% 03/15/2030	8.919%	2,518,757	2,512,913
Weber-Stephen Products LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	8.683%	4,074,281	3,630,755
Total			16,370,406
Diversified Manufacturing 3.2%
Brookfield WEC Holdings, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 08/01/2025	8.183%	1,469,849	1,466,968
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 08/01/2025	9.069%	2,109,063	2,109,063
DXP Enterprises, Inc.(g),(h)
Term Loan
3-month Term SOFR + 5.250% Floor 1.000% 12/23/2027	10.479%	2,275,805	2,275,805
Emrld Borrower LP(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.000% 05/31/2030	8.264%	2,239,547	2,239,278

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Filtration Group Corp.(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 10/21/2028	8.933%	694,581	692,747
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 10/21/2028	9.683%	2,241,240	2,246,844
Gates Global LLC(f),(g),(h)
Tranche B3 Term Loan
1-month Term SOFR + 2.500% Floor 0.750% 03/31/2027	7.919%	1,860,677	1,855,150
Tranche B4 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 11/16/2029	8.819%	1,000,000	1,000,000
Husky Injection Molding Systems Ltd.(g),(h)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	8.731%	972,663	950,380
Madison IAQ LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 06/21/2028	8.302%	3,678,953	3,604,675
TK Elevator Midco GmbH(g),(h)
Tranche B1 Term Loan
6-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	9.381%	3,532,818	3,517,379
Vertiv Group Corp.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 2.750% 03/02/2027	7.977%	1,893,052	1,892,390
Total			23,850,679
Electric 1.4%
Calpine Construction Finance Co.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 2.250% 07/19/2030	7.496%	1,396,928	1,386,102
Calpine Corp.(f),(g),(h)
Term Loan
1-month USD LIBOR + 2.500% 12/16/2027	7.933%	1,435,898	1,432,352
Carroll County Energy LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	8.842%	1,185,856	1,154,230
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Invenergy Thermal Operating I LLC(g),(h)
Term Loan
1-month Term SOFR + 3.750% 08/28/2025	9.183%	1,281,405	1,277,138
Nautilus Power LLC(g),(h)
Term Loan
3-month Term SOFR + 5.250% Floor 2.000% 11/16/2026	10.753%	1,212,242	907,666
New Frontera Holdings LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 13.000% 07/28/2026	18.463%	979,319	979,319
2nd Lien Term Loan
1-month USD LIBOR + 1.500% 07/28/2028	6.963%	339,370	151,020
PG&E Corp.(f),(g),(h)
Term Loan
1-month Term SOFR + 3.000% Floor 1.000% 06/23/2025	8.430%	3,439,963	3,420,946
Total			10,708,773
Environmental 0.4%
EnergySolutions LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	9.288%	3,132,000	3,106,161
Finance Companies 0.2%
Avolon Borrower 1 LLC(g),(h)
Tranche B6 Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 06/22/2028	7.755%	1,261,582	1,261,053
Food and Beverage 2.3%
Aramark Intermediate HoldCo Corp.(g),(h)
Tranche B5 Term Loan
1-month USD LIBOR + 2.500% 04/06/2028	7.933%	2,023,518	2,017,448
Tranche B6 Term Loan
1-month Term SOFR + 2.500% 06/22/2030	7.933%	1,500,000	1,494,375
Del Monte Foods, Inc.(g),(h)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/16/2029	9.655%	2,750,365	2,658,695

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Naked Juice LLC(g),(h)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	8.592%	1,727,538	1,626,632
2nd Lien Term Loan
1-month Term SOFR + 6.000% Floor 0.500% 01/24/2030	11.342%	1,000,000	798,930
Primary Products Finance LLC(g),(h)
Tranche B Term Loan
3-month Term SOFR + 4.000% Floor 0.500% 04/01/2029	9.397%	4,119,688	4,101,315
Triton Water Holdings, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.500% 03/31/2028	8.492%	2,326,100	2,247,338
US Foods, Inc.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 11/22/2028	8.183%	871,561	871,700
Utz Quality Foods(g),(h)
1st Lien Term Loan
1-month Term SOFR + 3.000% 01/20/2028	8.433%	997,443	995,638
Total			16,812,071
Gaming 3.9%
Caesars Entertainment, Inc.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/06/2030	8.669%	3,384,683	3,382,382
Entain PLC(f),(g),(h)
Tranche B2 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 10/31/2029	8.437%	3,400,102	3,393,438
Fertitta Entertainment LLC(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	9.319%	3,463,317	3,422,831
Flutter Entertainment PLC(g),(h)
Term Loan
3-month USD LIBOR + 2.250% 07/21/2026	7.753%	1,841,094	1,838,793
Tranche B Term Loan
1-month Term SOFR + 3.250% 07/22/2028	8.753%	1,782,927	1,782,267
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
HRNI Holdings LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 12/11/2028	9.769%	4,315,266	4,201,990
Light and Wonder International, Inc.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	8.302%	1,903,877	1,898,222
Ontario Gaming GTA LP(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 07/20/2030		787,892	787,892
PCI Gaming Authority(f),(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	7.933%	2,000,000	2,000,840
Penn National Gaming, Inc.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 05/03/2029	8.169%	2,000,000	1,995,500
Scientific Games Holdings LP(g),(h)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 04/04/2029	8.768%	3,847,233	3,796,180
Total			28,500,335
Health Care 3.9%
CHG Healthcare Services, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 09/29/2028	8.683%	2,965,000	2,957,113
Element Materials Technology Group US Holdings, Inc.(g),(h)
Tranche B 1st Lien Delayed Draw Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	9.592%	404,455	399,654
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	9.592%	876,319	865,917
Envision Healthcare Corp.(e),(g)
Term Loan
03/31/2027	0.000%	770,918	1,542
03/31/2027	0.000%	1,642,294	387,483
03/31/2027	0.000%	278,820	321,340

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ICON PLC(f),(g),(h)
Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 07/03/2028	7.753%	2,001,360	2,002,040
3-month USD LIBOR + 2.250% 07/03/2028	7.753%	498,640	498,810
Medline Borrower LP(f),(g),(h)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	8.683%	6,290,101	6,223,012
Phoenix Guarantor, Inc.(g),(h)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	8.683%	2,208,403	2,190,934
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 3.500% 03/05/2026	8.933%	977,500	970,980
Pluto Acquisition I, Inc.(g),(h)
1st Lien Term Loan
1-month Term SOFR + 4.000% 06/22/2026	9.476%	1,914,063	1,566,335
Select Medical Corp.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.000% 03/06/2027	8.319%	3,469,164	3,459,848
Surgery Center Holdings, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	9.119%	3,352,180	3,350,672
Team Health Holdings, Inc.(g),(h)
Term Loan
1-month Term SOFR + 5.250% Floor 1.000% 03/02/2027	10.569%	1,630,190	1,112,018
Upstream Newco, Inc.(g),(h)
1st Lien Term Loan
1-month Term SOFR + 4.250% 11/20/2026	9.753%	2,947,581	2,694,590
Total			29,002,288
Independent Energy 0.8%
Hamilton Projects Acquiror LLC(f),(g),(h)
Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 06/17/2027	9.933%	2,954,598	2,923,811
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Parkway Generation LLC(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 02/18/2029	10.275%	2,758,475	2,718,477
Tranche C Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 02/18/2029	10.275%	363,663	358,390
Total			6,000,678
Leisure 3.6%
Alterra Mountain Co.(g),(h)
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 08/17/2028	8.930%	2,997,297	2,991,063
Tranche B3 Term Loan
1-month Term SOFR + 3.750% 05/31/2030	9.169%	971,629	968,597
Carnival Corp.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/18/2028	8.683%	3,937,036	3,919,831
Cinemark USA, Inc.(g),(h)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 05/24/2030	9.045%	2,716,295	2,703,854
Formula One Management Ltd.(f),(g),(h)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 01/15/2030	8.319%	4,000,000	4,000,000
Life Time, Inc.(g),(h)
Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 01/15/2026	9.539%	2,684,339	2,692,177
NAI Entertainment Holdings LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	10.000%	4,191,192	3,897,809
UFC Holdings LLC(g),(h)
Tranche B3 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 04/29/2026	8.369%	2,897,680	2,892,436

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
William Morris Endeavor Entertainment LLC(g),(h)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	8.183%	2,268,389	2,262,083
Total			26,327,850
Lodging 1.1%
Four Seasons Holdings, Inc.(g),(h)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 11/30/2029	8.669%	2,000,000	2,001,880
Hilton Grand Vacations Borrower LLC(g),(h)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	8.433%	3,200,017	3,197,521
Playa Resorts Holding BV(g),(h)
Term Loan
1-month Term SOFR + 4.250% 01/05/2029	9.472%	2,875,061	2,866,666
Total			8,066,067
Media and Entertainment 5.3%
AppLovin Corp.(g),(h)
Term Loan
3-month Term SOFR + 3.100% Floor 0.500% 10/25/2028	8.419%	2,055,568	2,052,259
Cengage Learning, Inc.(g),(h)
Tranche B 1st Lien Term Loan
6-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	10.323%	4,222,244	4,173,308
Clear Channel Outdoor Holdings, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	9.130%	2,381,849	2,303,319
CMG Media Corp.(g),(h)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% 12/17/2026	8.842%	2,779,969	2,513,898
Creative Artists Agency LLC(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.500% 11/27/2028	8.819%	4,023,649	3,998,502
Dotdash Meredith, Inc.(c),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/01/2028	9.213%	3,284,049	3,095,216
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
E.W. Scripps Co. (The)(g),(h)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	7.996%	1,451,005	1,434,144
Tranche B3 Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 01/07/2028	8.183%	832,500	816,316
Gray Television, Inc.(g),(h)
Tranche D Term Loan
1-month USD LIBOR + 3.000% 12/01/2028	8.227%	2,955,000	2,911,798
Hubbard Radio LLC(g),(h)
Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 03/28/2025	9.690%	2,318,145	2,181,954
iHeartCommunications, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	8.433%	1,703,205	1,531,181
Nielsen Consumer, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.750% 03/06/2028	9.069%	2,963,312	2,779,972
Playtika Holding Corp.(g),(h)
Tranche B1 Term Loan
1-month USD LIBOR + 2.750% 03/13/2028	8.183%	2,089,393	2,080,137
Pug LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	8.933%	1,979,216	1,825,827
Sinclair Television Group, Inc.(g),(h)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	8.433%	1,204,693	947,443
Univision Communications, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 01/31/2029	8.683%	4,196,875	4,139,168
Total			38,784,442
Midstream 2.3%
Buckeye Partners LP(g),(h)
Tranche B1 Term Loan
1-month USD LIBOR + 2.250% 11/01/2026	7.683%	1,959,567	1,953,963

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CQP Holdco LP(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/05/2028	8.919%	2,352,000	2,349,554
GIP III Stetson I LP(g),(h)
Term Loan
1-month USD LIBOR + 4.250% 07/18/2025	9.669%	2,681,745	2,680,404
ITT Holdings LLC(g),(h)
Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 07/10/2028	8.183%	4,321,849	4,300,240
Oryx Midstream Services Permian Basin LLC(g),(h)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 10/05/2028	8.505%	2,453,080	2,451,559
Traverse Midstream Partners LLC(g),(h)
Term Loan
3-month Term SOFR + 3.750% 02/16/2028	9.216%	3,432,345	3,408,764
Total			17,144,484
Oil Field Services 0.6%
ChampionX Corp.(g),(h)
Tranche B1 Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 06/07/2029	8.495%	2,000,000	2,002,500
Lealand Finance Co. BV(g),(h)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	8.433%	33,314	24,153
Lealand Finance Co. BV(g),(h),(i)
Term Loan
3-month USD LIBOR + 1.000% 06/30/2025	6.319%	453,179	248,342
MRC Global, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.000% 09/20/2024	8.433%	2,136,692	2,085,945
Total			4,360,940
Other Financial Institutions 1.8%
19th Holdings Golf LLC(g),(h)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/07/2029	8.491%	1,250,000	1,237,500
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
FinCo I LLC(g),(h)
Term Loan
1-month USD LIBOR + 2.500% 06/27/2025	8.081%	1,851,362	1,848,585
Freeport LNG Investments LLP(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 0.500% 12/21/2028	9.088%	3,936,853	3,885,989
IGT Holding IV AB(g),(h)
Tranche B2 Term Loan
3-month USD LIBOR + 3.400% Floor 0.500% 03/31/2028	8.712%	2,791,991	2,764,071
Trans Union LLC(f),(g),(h)
Tranche B5 Term Loan
1-month Term SOFR + 1.750% 11/16/2026	7.169%	1,000,000	995,630
Trans Union LLC(g),(h)
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	7.683%	2,266,175	2,261,461
Total			12,993,236
Other Industry 0.9%
APi Group, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 2.500% 10/01/2026	7.933%	1,517,075	1,517,485
Hillman Group, Inc. (The)(g),(h)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	8.183%	1,595,164	1,590,293
Vericast Corp.(g),(h)
Term Loan
1-month Term SOFR + 7.750% Floor 1.000% 06/16/2026	13.253%	1,059,720	926,809
WireCo WorldGroup, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 4.250% Floor 0.500% 11/13/2028	9.586%	2,798,469	2,782,742
Total			6,817,329

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 2.3%
Anchor Glass Container Corp.(g),(h)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 12/07/2024	13.074%	333,333	132,360
Charter Next Generation, Inc.(g),(h)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 12/01/2027	9.183%	3,708,221	3,689,161
Clydesdale Acquisition Holdings, Inc.(f),(g),(h)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.175% Floor 0.500% 04/13/2029	9.594%	3,364,778	3,326,523
Graham Packaging Co., Inc.(f),(g),(h)
Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 08/04/2027	8.433%	3,765,652	3,757,933
Mauser Packaging Solutions(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.000% 08/14/2026	9.318%	1,000,000	998,190
Pactiv Evergreen, Inc.(g),(h)
Tranche B2 Term Loan
1-month USD LIBOR + 3.250% 02/05/2026	8.683%	786,042	784,847
Tranche B3 Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 09/24/2028	8.683%	2,787,390	2,780,644
Tosca Services LLC(g),(h)
Term Loan
1-month Term SOFR + 3.500% Floor 0.750% 08/18/2027	9.131%	1,934,888	1,524,537
Total			16,994,195
Pharmaceuticals 1.4%
Jazz Pharmaceuticals PLC(f),(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	8.933%	3,869,742	3,864,905
Organon & Co.(g),(h)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	8.257%	2,600,000	2,588,950
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sunshine Luxembourg VII SARL(g),(h)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/01/2026	9.092%	3,862,785	3,856,218
Total			10,310,073
Property & Casualty 2.1%
Asurion LLC(g),(h)
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	8.788%	1,974,627	1,920,582
Tranche B9 Term Loan
1-month USD LIBOR + 3.250% 07/31/2027	8.788%	1,466,250	1,399,814
Asurion LLC (f),(g),(h)
Tranche B11 Term Loan
1-month Term SOFR + 4.250% 08/19/2028	9.580%	500,000	478,750
Hub International Ltd.(f),(g),(h)
Term Loan
1-month Term SOFR + 4.250% Floor 0.750% 06/20/2030	9.584%	2,977,847	2,989,014
Sedgwick Claims Management Services, Inc.(g),(h)
Term Loan
1-month Term SOFR + 3.750% 02/24/2028	9.069%	3,563,644	3,547,429
USI, Inc.(g),(h)
Term Loan
3-month Term SOFR + 3.250% 12/02/2026	8.788%	1,944,666	1,944,180
1-month Term SOFR + 3.750% Floor 0.500% 11/22/2029	8.992%	3,004,575	3,001,961
Total			15,281,730
Railroads 0.3%
Genesee & Wyoming, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 2.000% 12/30/2026	7.342%	1,949,622	1,947,185
Restaurants 2.0%
1011778 BC ULC(g),(h)
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 11/19/2026	7.183%	2,130,782	2,115,142
Carrols Restaurant Group, Inc.(g),(h)
Term Loan
1-month Term SOFR + 3.250% 04/30/2026	8.669%	2,417,538	2,322,142

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Dave & Buster’s, Inc.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 06/29/2029	9.188%	2,786,878	2,782,530
IRB Holding Corp.(g),(h)
Tranche B Term Loan
3-month Term SOFR + 3.000% Floor 0.750% 12/15/2027	8.089%	2,625,184	2,609,434
Whatabrands LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	8.683%	4,714,918	4,691,343
Total			14,520,591
Retailers 1.8%
Great Outdoors Group LLC(g),(h)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/06/2028	9.183%	5,027,541	5,007,883
Harbor Freight Tools USA, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 10/19/2027	8.183%	3,385,094	3,351,582
PetSmart LLC(g),(h)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	9.169%	2,398,755	2,394,893
Restoration Hardware, Inc.(g),(h)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 10/20/2028	8.669%	2,432,213	2,366,543
Total			13,120,901
Technology 20.8%
Adeia, Inc.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 06/08/2028	8.933%	2,629,274	2,613,946
Ascend Learning LLC(g),(h)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.919%	2,167,456	2,035,306
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.169%	4,246,828	3,614,221
athenahealth Group, Inc.(f),(g),(h),(j)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	3.500%	445,021	431,283
athenahealth Group, Inc.(f),(g),(h)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	8.805%	3,613,417	3,501,870
Atlas CC Acquisition Corp.(g),(h)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 05/25/2028	9.775%	2,929,521	2,551,525
Tranche C 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 05/25/2028	9.775%	595,835	518,954
Avaya, Inc.(g),(h),(i)
Term Loan
1-month Term SOFR + 8.500% Floor 1.000% 08/01/2028	13.819%	1,757,399	1,456,761
Barracuda Parent LLC(g),(h)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 08/15/2029	9.869%	2,653,333	2,604,830
Camelot U.S. Acquisition 1 Co.(g),(h)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	8.433%	2,269,269	2,267,136
1-month USD LIBOR + 3.000% 10/30/2026	8.433%	1,870,479	1,868,141
Central Parent, Inc.(g),(h)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 07/06/2029	9.492%	4,498,337	4,498,157
Cloud Software Group, Inc.(g),(h)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 03/30/2029	9.842%	2,518,421	2,408,517

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cloudera, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/08/2028	9.169%	2,692,897	2,623,339
Coherent Corp.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	8.183%	3,146,444	3,139,364
CoreLogic, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	8.933%	3,684,375	3,378,682
Cornerstone OnDemand, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/16/2028	9.253%	1,641,553	1,513,824
Cyxtera DC Holdings, Inc.(e),(g)
1st Lien Term Loan
05/01/2024	0.000%	1,913,504	1,038,879
Cyxtera DC Holdings, Inc.(g),(h),(k)
Debtor In Possession Term Loan
1-month Term SOFR + 8.500% Floor 1.000% 12/07/2023	13.645%	576,103	572,866
Dawn Acquisition LLC(g),(h)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	9.253%	5,184,806	3,876,472
DCert Buyer, Inc.(g),(h)
1st Lien Term Loan
6-month Term SOFR + 4.000% 10/16/2026	9.264%	4,397,000	4,375,718
Dun & Bradstreet Corp. (The)(g),(h)
Term Loan
1-month USD LIBOR + 3.250% 02/06/2026	8.666%	3,455,834	3,454,279
Tranche B2 Term Loan
1-month Term SOFR + 3.250% 01/18/2029	8.566%	991,278	988,384
Endurance International Group Holdings, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	8.792%	2,959,482	2,809,673
Entegris, Inc.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 2.750% 07/06/2029	8.014%	2,000,000	1,993,880
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gen Digital, Inc.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 2.000% Floor 0.500% 09/12/2029	7.419%	3,213,136	3,200,508
GoTo Group, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	10.269%	5,394,533	3,400,983
Idemia Group SAS(g),(h)
Tranche B4 Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 09/30/2028	10.149%	3,042,747	3,037,057
Idera, Inc.(g),(h)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	8.963%	2,640,760	2,578,597
Informatica LLC(g),(h)
Term Loan
1-month USD LIBOR + 2.750% 10/27/2028	8.183%	4,678,417	4,646,276
ION Corporates(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.250% 07/18/2030	9.660%	2,708,161	2,652,861
ION Trading Finance Ltd.(g),(h)
Term Loan
1-month USD LIBOR + 4.750% 04/01/2028	10.092%	2,951,598	2,880,435
Loyalty Ventures, Inc.(e),(g)
Tranche B Term Loan
11/03/2027	0.000%	2,716,857	271,686
Lummus Technology Holdings V LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 06/30/2027	8.933%	2,331,144	2,316,714
McAfee Corp.(g),(h)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 03/01/2029	8.963%	4,052,193	3,913,243
Mitchell International, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/15/2028	9.183%	3,294,624	3,239,703

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Mitnick Corporate Purchaser, Inc.(g),(h)
Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 05/02/2029	9.969%	1,198,859	1,132,922
Monotype Imaging Holdings, Inc.(c),(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 10/09/2026	10.342%	1,891,313	1,886,584
MYOB US Borrower LLC(g),(h)
1st Lien Term Loan
1-month Term SOFR + 4.000% 05/06/2026	9.319%	1,584,000	1,554,791
Natel Engineering Co., Inc.(g),(h)
Term Loan
3-month USD LIBOR + 6.250% Floor 1.000% 04/30/2026	11.682%	2,851,164	2,145,501
NCR Corp.(g),(h)
Term Loan
1-month Term SOFR + 2.500% 08/28/2026	7.933%	1,915,949	1,909,243
Neptune BidCo US, Inc.(g),(h)
Tranche A 1st Lien Term Loan
1-month Term SOFR + 4.750% 10/11/2028	10.148%	1,557,150	1,360,560
Nielsen Consumer, Inc.(g),(h)
Term Loan
1-month Term SOFR + 6.250% Floor 0.500% 03/06/2028	11.569%	575,271	549,384
Nielsen Consumer, Inc.(f),(g),(h)
Tranche B2 Term Loan
1-month Term SOFR + 6.250% Floor 0.500% 03/06/2028	11.391%	1,186,875	1,133,466
Open Text Corp.(f),(g),(h)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 01/31/2030	8.919%	4,100,927	4,105,028
Peraton Corp.(g),(h)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	9.169%	4,913,145	4,867,109
Tranche B1 2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 0.750% 02/01/2029	12.979%	1,000,000	972,810
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Presidio Holdings, Inc.(f),(g),(h)
Term Loan
1-month Term SOFR + 3.500% 01/22/2027	8.967%	3,460,327	3,432,760
Proofpoint, Inc.(f),(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	8.683%	2,970,000	2,923,371
Rackspace Technology Global, Inc.(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 02/15/2028	8.029%	4,174,122	1,830,895
Riverbed Technology LLC(g),(h)
Term Loan
1-month Term SOFR + 4.500% 12/07/2026	0.000%	438,475	265,689
Sabre GLBL, Inc.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/30/2028	9.669%	273,600	227,260
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	8.933%	724,273	599,698
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	8.933%	1,128,866	934,701
Sitel Group(g),(h)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/28/2028	9.183%	1,613,355	1,596,012
Sophia LP(f),(g),(h)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.500% 10/07/2027	9.038%	3,255,236	3,234,891
Sovos Compliance LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 08/11/2028	9.933%	4,383,404	4,252,910
Tempo Acquisition LLC(g),(h)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 08/31/2028	8.319%	4,895,339	4,900,332

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UKG, Inc.(g),(h)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.618%	2,925,505	2,907,601
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.618%	2,517,589	2,481,411
Veritas US, Inc.(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 09/01/2025	10.433%	2,403,005	2,014,776
Verscend Holdings Corp.(g),(h)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 08/27/2025	9.433%	3,937,145	3,930,570
Virtusa Corp.(g),(h)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/15/2029	9.169%	3,434,958	3,409,196
Total			152,833,541
Transportation Services 0.5%
First Student Bidco, Inc.(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	8.501%	2,118,720	2,059,502
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	9.342%	1,177,128	1,158,294
Tranche C Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	8.501%	794,158	771,961
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	9.342%	82,160	80,846
Total			4,070,603
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.7%
Altice France SA(g),(h)
Tranche B14 Term Loan
1-month Term SOFR + 5.500% 08/15/2028	10.808%	2,337,413	1,922,522
Crown Subsea Communications Holding, Inc.(g),(h)
Tranche B Term Loan
1-month Term SOFR + 5.000% Floor 0.750% 04/27/2027	10.227%	2,000,000	2,001,260
SBA Senior Finance II LLC(g),(h)
Term Loan
1-month USD LIBOR + 1.750% 04/11/2025	7.170%	1,269,868	1,268,217
Total			5,191,999
Total Senior Loans (Cost $668,199,064)			644,958,943

Money Market Funds 13.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.408%(l),(m)	100,123,691	100,083,642
Total Money Market Funds (Cost $100,084,655)		100,083,642
Total Investments in Securities (Cost: $827,250,677)		794,485,734
Other Assets & Liabilities, Net		(58,829,498)
Net Assets		735,656,236

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $32,227,782, which represents 4.38% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
July 31, 2023
Notes to Portfolio of Investments  (continued)
(e)	Represents a security in default.
(f)	Represents a security purchased on a forward commitment basis.
(g)	The stated interest rate represents the weighted average interest rate at July 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Variable rate security. The interest rate shown was the current rate as of July 31, 2023.
(i)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(j)	At July 31, 2023, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
athenahealth Group, Inc. Delayed Draw Term Loan 02/15/2029 3.500%	335,368

(k)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(l)	The rate shown is the seven-day current annualized yield at July 31, 2023.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.408%
	35,402,772	397,988,388	(333,304,148)	(3,370)	100,083,642	5,620	1,172,782	100,123,691
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	758,305	—	0*	758,305
Consumer Discretionary	—	2,194	—	2,194
Energy	—	807,688	81,658	889,346
Financials	—	1,495,071	—	1,495,071
Industrials	—	435,322	—	435,322
Information Technology	—	900,949	—	900,949
Total Common Stocks	758,305	3,641,224	81,658	4,481,187
Convertible Bonds	—	831,750	—	831,750
Convertible Preferred Stocks
Information Technology	—	—	2,370	2,370
Total Convertible Preferred Stocks	—	—	2,370	2,370
Corporate Bonds & Notes	—	36,064,252	—	36,064,252
Exchange-Traded Fixed Income Funds	8,063,590	—	—	8,063,590
Senior Loans	—	637,360,855	7,598,088	644,958,943
Money Market Funds	100,083,642	—	—	100,083,642
Total Investments in Securities	108,905,537	677,898,081	7,682,116	794,485,734

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2023 ($)
Common Stocks	156,345	-	248,653	(71,450)	-	(248,653)	-	(3,237)	81,658
Convertible Preferred Stocks	-	-	-	(48,763)	-	-	51,133	-	2,370
Senior Loans	15,031,508	4,059	(5,421)	488,910	1,234,989	(3,953,358)	6,238,707	(11,441,306)	7,598,088
Total	15,187,853	4,059	243,232	368,697	1,234,989	(4,202,011)	6,289,840	(11,444,543)	7,682,116
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2023 was $67,466, which is comprised of Common Stocks of $(71,450), Convertible Preferred Stocks of $(48,763) and Senior Loans of $187,679.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, convertible preferred stocks and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $727,166,022)	$694,402,092
Affiliated issuers (cost $100,084,655)	100,083,642
Cash	2,465,662
Receivable for:
Capital shares sold	4,953,805
Dividends	293,067
Interest	3,634,058
Expense reimbursement due from Investment Manager	1,339
Prepaid expenses	10,644
Total assets	805,844,309
Liabilities
Payable for:
Investments purchased	7,741,074
Investments purchased on a delayed delivery basis	55,839,188
Capital shares redeemed	1,637,099
Distributions to shareholders	4,689,387
Management services fees	38,346
Distribution and/or service fees	6,526
Transfer agent fees	52,795
Trustees’ fees	104,256
Other expenses	79,402
Total liabilities	70,188,073
Net assets applicable to outstanding capital stock	$735,656,236
Represented by
Paid in capital	865,036,898
Total distributable earnings (loss)	(129,380,662)
Total - representing net assets applicable to outstanding capital stock	$735,656,236
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	27

Statement of Assets and Liabilities  (continued)
July 31, 2023
Class A
Net assets	$214,863,056
Shares outstanding	6,426,736
Net asset value per share	$33.43
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$34.46
Advisor Class
Net assets	$15,137,106
Shares outstanding	453,459
Net asset value per share	$33.38
Class C
Net assets	$25,376,398
Shares outstanding	758,912
Net asset value per share	$33.44
Institutional Class
Net assets	$278,860,223
Shares outstanding	8,352,419
Net asset value per share	$33.39
Institutional 2 Class
Net assets	$130,041,012
Shares outstanding	3,874,676
Net asset value per share	$33.56
Institutional 3 Class
Net assets	$70,077,304
Shares outstanding	2,097,111
Net asset value per share	$33.42
Class R
Net assets	$1,301,137
Shares outstanding	38,886
Net asset value per share	$33.46
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Annual Report 2023

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$167,162
Dividends — affiliated issuers	1,172,782
Interest	62,434,838
Interfund lending	4,974
Total income	63,779,756
Expenses:
Management services fees	5,022,399
Distribution and/or service fees
Class A	588,350
Class C	279,536
Class R	7,314
Transfer agent fees
Class A	204,389
Advisor Class	21,738
Class C	24,285
Institutional Class	308,062
Institutional 2 Class	21,687
Institutional 3 Class	6,962
Class R	1,272
Trustees’ fees	40,119
Custodian fees	202,731
Printing and postage fees	62,523
Registration fees	130,079
Accounting services fees	40,290
Legal fees	34,732
Compensation of chief compliance officer	159
Other	24,626
Total expenses	7,021,253
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(316,516)
Fees waived by transfer agent
Institutional 2 Class	(952)
Institutional 3 Class	(3,055)
Total net expenses	6,700,730
Net investment income	57,079,026
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24,576,974)
Investments — affiliated issuers	5,620
Foreign currency translations	1,101
Net realized loss	(24,570,253)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	26,350,892
Investments — affiliated issuers	(3,370)
Net change in unrealized appreciation (depreciation)	26,347,522
Net realized and unrealized gain	1,777,269
Net increase in net assets resulting from operations	$58,856,295
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	29

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$57,079,026	$30,704,575
Net realized loss	(24,570,253)	(5,362,342)
Net change in unrealized appreciation (depreciation)	26,347,522	(56,259,596)
Net increase (decrease) in net assets resulting from operations	58,856,295	(30,917,363)
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,470,987)	(7,177,290)
Advisor Class	(1,845,966)	(898,900)
Class C	(1,857,679)	(728,593)
Institutional Class	(26,635,095)	(11,619,932)
Institutional 2 Class	(2,782,237)	(2,814,601)
Institutional 3 Class	(7,381,925)	(5,595,976)
Class R	(104,892)	(37,944)
Total distributions to shareholders	(58,078,781)	(28,873,236)
Increase (decrease) in net assets from capital stock activity	(213,088,931)	257,726,848
Total increase (decrease) in net assets	(212,311,417)	197,936,249
Net assets at beginning of year	947,967,653	750,031,404
Net assets at end of year	$735,656,236	$947,967,653
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,042,571	34,570,269	3,132,965	108,901,968
Distributions reinvested	510,632	16,881,114	200,174	6,921,144
Shares redeemed	(2,637,371)	(87,270,707)	(1,841,680)	(63,550,710)
Net increase (decrease)	(1,084,168)	(35,819,324)	1,491,459	52,272,402
Advisor Class
Shares sold	180,232	5,985,895	783,961	27,158,942
Distributions reinvested	55,897	1,844,271	26,097	898,803
Shares redeemed	(784,845)	(25,854,466)	(429,823)	(14,763,435)
Net increase (decrease)	(548,716)	(18,024,300)	380,235	13,294,310
Class C
Shares sold	190,556	6,310,440	415,816	14,467,714
Distributions reinvested	50,771	1,678,611	17,992	622,461
Shares redeemed	(419,034)	(13,859,780)	(352,201)	(12,176,027)
Net increase (decrease)	(177,707)	(5,870,729)	81,607	2,914,148
Institutional Class
Shares sold	2,756,958	91,218,987	11,790,540	408,766,910
Distributions reinvested	711,779	23,494,527	281,212	9,668,290
Shares redeemed	(8,653,327)	(286,002,184)	(5,617,405)	(192,021,963)
Net increase (decrease)	(5,184,590)	(171,288,670)	6,454,347	226,413,237
Institutional 2 Class
Shares sold	3,416,977	114,539,473	1,391,028	49,059,007
Distributions reinvested	83,392	2,771,585	80,616	2,813,163
Shares redeemed	(1,174,267)	(38,950,324)	(2,621,346)	(90,824,940)
Net increase (decrease)	2,326,102	78,360,734	(1,149,702)	(38,952,770)
Institutional 3 Class
Shares sold	929,710	30,989,435	1,957,384	68,522,188
Distributions reinvested	223,388	7,377,811	161,429	5,595,970
Shares redeemed	(2,983,952)	(98,561,676)	(2,135,974)	(72,638,690)
Net increase (decrease)	(1,830,854)	(60,194,430)	(17,161)	1,479,468
Class R
Shares sold	9,542	314,187	34,709	1,171,125
Distributions reinvested	2,983	98,682	980	33,952
Shares redeemed	(20,160)	(665,081)	(26,414)	(899,024)
Net increase (decrease)	(7,635)	(252,212)	9,275	306,053
Total net increase (decrease)	(6,507,568)	(213,088,931)	7,250,060	257,726,848
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$33.27	2.42	0.23	2.65	(2.49)	(2.49)
Year Ended 7/31/2022	$35.28	1.15	(2.08)	(0.93)	(1.08)	(1.08)
Year Ended 7/31/2021(d)	$33.22	1.12	1.98	3.10	(1.04)	(1.04)
Year Ended 7/31/2020(d)	$35.88	1.48	(2.62)	(1.14)	(1.52)	(1.52)
Year Ended 7/31/2019(d)	$36.61	1.68	(0.69)	0.99	(1.72)	(1.72)
Advisor Class
Year Ended 7/31/2023	$33.22	2.44	0.29	2.73	(2.57)	(2.57)
Year Ended 7/31/2022	$35.23	1.25	(2.09)	(0.84)	(1.17)	(1.17)
Year Ended 7/31/2021(d)	$33.17	1.21	1.97	3.18	(1.12)	(1.12)
Year Ended 7/31/2020(d)	$35.82	1.56	(2.61)	(1.05)	(1.60)	(1.60)
Year Ended 7/31/2019(d)	$36.55	1.76	(0.69)	1.07	(1.80)	(1.80)
Class C
Year Ended 7/31/2023	$33.28	2.17	0.23	2.40	(2.24)	(2.24)
Year Ended 7/31/2022	$35.29	0.89	(2.08)	(1.19)	(0.82)	(0.82)
Year Ended 7/31/2021(d)	$33.23	0.87	1.97	2.84	(0.78)	(0.78)
Year Ended 7/31/2020(d)	$35.89	1.24	(2.62)	(1.38)	(1.28)	(1.28)
Year Ended 7/31/2019(d)	$36.62	1.40	(0.69)	0.71	(1.44)	(1.44)
Institutional Class
Year Ended 7/31/2023	$33.22	2.47	0.27	2.74	(2.57)	(2.57)
Year Ended 7/31/2022	$35.23	1.26	(2.10)	(0.84)	(1.17)	(1.17)
Year Ended 7/31/2021(d)	$33.18	1.21	1.96	3.17	(1.12)	(1.12)
Year Ended 7/31/2020(d)	$35.83	1.56	(2.61)	(1.05)	(1.60)	(1.60)
Year Ended 7/31/2019(d)	$36.56	1.76	(0.69)	1.07	(1.80)	(1.80)
Institutional 2 Class
Year Ended 7/31/2023	$33.40	2.50	0.26	2.76	(2.60)	(2.60)
Year Ended 7/31/2022	$35.42	1.22	(2.05)	(0.83)	(1.19)	(1.19)
Year Ended 7/31/2021(d)	$33.35	1.22	1.99	3.21	(1.14)	(1.14)
Year Ended 7/31/2020(d)	$36.01	1.52	(2.54)	(1.02)	(1.64)	(1.64)
Year Ended 7/31/2019(d)	$36.74	1.76	(0.69)	1.07	(1.80)	(1.80)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$33.43	8.32%	1.05%	1.01%	7.27%	35%	$214,863
Year Ended 7/31/2022	$33.27	(2.70%)	1.04%	1.02%(c)	3.33%	35%	$249,880
Year Ended 7/31/2021(d)	$35.28	9.35%	1.06%	1.02%(c)	3.24%	75%	$212,382
Year Ended 7/31/2020(d)	$33.22	(3.11%)	1.05%	1.02%(c)	4.32%	37%	$204,715
Year Ended 7/31/2019(d)	$35.88	2.79%	1.02%	1.02%	4.68%	32%	$323,191
Advisor Class
Year Ended 7/31/2023	$33.38	8.59%	0.80%	0.76%	7.32%	35%	$15,137
Year Ended 7/31/2022	$33.22	(2.48%)	0.79%	0.77%(c)	3.63%	35%	$33,290
Year Ended 7/31/2021(d)	$35.23	9.73%	0.81%	0.77%(c)	3.48%	75%	$21,910
Year Ended 7/31/2020(d)	$33.17	(2.99%)	0.80%	0.77%(c)	4.56%	37%	$19,905
Year Ended 7/31/2019(d)	$35.82	3.05%	0.77%	0.77%	4.95%	32%	$29,255
Class C
Year Ended 7/31/2023	$33.44	7.50%	1.80%	1.76%	6.50%	35%	$25,376
Year Ended 7/31/2022	$33.28	(3.43%)	1.79%	1.77%(c)	2.56%	35%	$31,167
Year Ended 7/31/2021(d)	$35.29	8.56%	1.81%	1.77%(c)	2.52%	75%	$30,173
Year Ended 7/31/2020(d)	$33.23	(3.83%)	1.80%	1.77%(c)	3.56%	37%	$48,167
Year Ended 7/31/2019(d)	$35.89	2.02%	1.77%	1.77%	3.93%	32%	$75,406
Institutional Class
Year Ended 7/31/2023	$33.39	8.62%	0.80%	0.76%	7.41%	35%	$278,860
Year Ended 7/31/2022	$33.22	(2.47%)	0.79%	0.77%(c)	3.66%	35%	$449,743
Year Ended 7/31/2021(d)	$35.23	9.73%	0.81%	0.77%(c)	3.49%	75%	$249,552
Year Ended 7/31/2020(d)	$33.18	(2.99%)	0.80%	0.77%(c)	4.59%	37%	$213,695
Year Ended 7/31/2019(d)	$35.83	3.05%	0.77%	0.77%	4.93%	32%	$446,512
Institutional 2 Class
Year Ended 7/31/2023	$33.56	8.62%	0.78%	0.72%	7.54%	35%	$130,041
Year Ended 7/31/2022	$33.40	(2.44%)	0.75%	0.73%	3.50%	35%	$51,720
Year Ended 7/31/2021(d)	$35.42	9.70%	0.77%	0.73%	3.51%	75%	$95,567
Year Ended 7/31/2020(d)	$33.35	(2.80%)	0.77%	0.73%	4.51%	37%	$68,780
Year Ended 7/31/2019(d)	$36.01	2.98%	0.74%	0.74%	4.91%	32%	$56,376
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	33

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$33.25	2.47	0.30	2.77	(2.60)	(2.60)
Year Ended 7/31/2022	$35.27	1.25	(2.07)	(0.82)	(1.20)	(1.20)
Year Ended 7/31/2021(d)	$33.21	1.23	1.99	3.22	(1.16)	(1.16)
Year Ended 7/31/2020(d)	$35.87	1.60	(2.62)	(1.02)	(1.64)	(1.64)
Year Ended 7/31/2019(d)	$36.60	1.80	(0.69)	1.11	(1.84)	(1.84)
Class R
Year Ended 7/31/2023	$33.30	2.33	0.24	2.57	(2.41)	(2.41)
Year Ended 7/31/2022	$35.31	1.07	(2.08)	(1.01)	(1.00)	(1.00)
Year Ended 7/31/2021(d)	$33.25	1.04	1.97	3.01	(0.95)	(0.95)
Year Ended 7/31/2020(d)	$35.91	1.40	(2.62)	(1.22)	(1.44)	(1.44)
Year Ended 7/31/2019(d)	$36.64	1.60	(0.73)	0.87	(1.60)	(1.60)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Floating Rate Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$33.42	8.70%	0.72%	0.68%	7.39%	35%	$70,077
Year Ended 7/31/2022	$33.25	(2.41%)	0.70%	0.68%	3.60%	35%	$130,619
Year Ended 7/31/2021(d)	$35.27	9.82%	0.72%	0.68%	3.55%	75%	$139,132
Year Ended 7/31/2020(d)	$33.21	(2.90%)	0.71%	0.69%	4.66%	37%	$75,271
Year Ended 7/31/2019(d)	$35.87	3.13%	0.69%	0.69%	5.02%	32%	$106,005
Class R
Year Ended 7/31/2023	$33.46	8.05%	1.30%	1.26%	6.99%	35%	$1,301
Year Ended 7/31/2022	$33.30	(2.95%)	1.29%	1.27%(c)	3.09%	35%	$1,549
Year Ended 7/31/2021(d)	$35.31	9.16%	1.31%	1.27%(c)	2.99%	75%	$1,315
Year Ended 7/31/2020(d)	$33.25	(3.46%)	1.30%	1.27%(c)	4.06%	37%	$1,572
Year Ended 7/31/2019(d)	$35.91	2.54%	1.27%	1.27%	4.42%	32%	$2,439
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2023	35

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for
36	Columbia Floating Rate Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
Columbia Floating Rate Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
July 31, 2023
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
38	Columbia Floating Rate Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.65% of the Fund’s average daily net assets.
Columbia Floating Rate Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
July 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to December 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.09
40	Columbia Floating Rate Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $898,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	156,087
Class C	—	1.00(b)	3,508

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	1.01%	1.02%
Advisor Class	0.76	0.77
Class C	1.76	1.77
Institutional Class	0.76	0.77
Institutional 2 Class	0.72	0.73
Institutional 3 Class	0.68	0.68
Class R	1.26	1.27
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Columbia Floating Rate Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
July 31, 2023
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to December 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in partnerships and/or grantor trusts, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions, foreign currency transactions, passive foreign investment company (pfic) holdings and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(203,377)	203,468	(91)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023			Year Ended July 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
58,078,781	—	58,078,781	28,873,236	—	28,873,236
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,985,778	—	(96,545,501)	(33,028,000)
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
827,513,734	4,129,513	(37,157,513)	(33,028,000)
42	Columbia Floating Rate Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(14,095,562)	(82,449,939)	(96,545,501)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $258,267,835 and $478,496,485, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,358,824	4.38	17
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2023.
Columbia Floating Rate Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
July 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Floating rate loan risk
Floating rate loans are generally subject to legal or contractual restrictions on resale, may trade infrequently on the secondary market, may trade only in the over-the-counter market and are typically subject to extended settlement periods. Each of these factors may result in increased liquidity risk and impaired value when the Fund needs to liquidate such loans. Additionally, portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance. Certain floating rate and other loans may not be fully collateralized and may decline in value. Because rates on certain floating rate loans reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the Fund’s NAV.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise, though the values of floating rate instruments tend to move less in response to changes in interest rates than the values of fixed rate instruments.
44	Columbia Floating Rate Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not keep pace with increases in interest rates. Because rates on certain floating rate loans and floating rate debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Because the Fund invests primarily in floating rate loans and floating rate debt securities, a decrease in interest rates will typically reduce the amount of income the Fund receives from such loans. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Floating Rate Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
July 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 42.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
46	Columbia Floating Rate Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Floating Rate Fund | Annual Report 2023	47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.45%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
48	Columbia Floating Rate Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Floating Rate Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
50	Columbia Floating Rate Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Floating Rate Fund | Annual Report 2023	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Floating Rate Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Floating Rate Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018 through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	the Fund’s highly liquid investment minimum (defined as the minimum percentage of net assets that must be invested in cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment) was assessed and continues to be appropriate;]
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54	Columbia Floating Rate Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Floating Rate Fund | Annual Report 2023	55

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of its peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the
56	Columbia Floating Rate Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Floating Rate Fund | Annual Report 2023	57

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Columbia Floating Rate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN149_07_N01_(09/23)

Annual Report
July 31, 2023
Columbia Strategic Municipal Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Municipal Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Douglas White, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	-1.11	0.92	2.92
	Including sales charges		-4.10	0.33	2.60
Advisor Class		03/19/13	-0.80	1.15	3.16
Class C	Excluding sales charges	06/26/00	-1.85	0.13	2.16
	Including sales charges		-2.81	0.13	2.16
Institutional Class		09/27/10	-0.87	1.13	3.18
Institutional 2 Class*		12/11/13	-0.86	1.14	3.17
Institutional 3 Class*		03/01/17	-0.81	1.22	3.11
Bloomberg Municipal Bond Index			0.93	1.87	2.81
Bloomberg High Yield Municipal Bond Index			-0.20	2.85	4.46
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic Municipal Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (July 31, 2013 — July 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2023)
AAA rating	6.5
AA rating	22.5
A rating	37.1
BBB rating	14.9
BB rating	4.3
B rating	0.0(a)
Not rated	14.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2023)
Texas	11.2
New York	11.0
Illinois	10.4
Pennsylvania	6.9
New Jersey	5.4
Colorado	4.9
Florida	4.6
Puerto Rico	3.9
Georgia	3.6
Michigan	3.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Strategic Municipal Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended July 31, 2023, Class A shares of Columbia Strategic Municipal Income Fund returned -1.11% excluding sales charges. Institutional Class shares of the Fund returned -0.87%. The Fund’s primary benchmark, the Bloomberg Municipal Bond Index (Bloomberg Index), returned 0.93%. The Fund’s secondary benchmark, the Bloomberg High Yield Municipal Bond Index, returned -0.20%.
Market overview
The municipal bond market experienced significant volatility during the annual period, impacted primarily by efforts of the U.S. Federal Reserve (Fed) to return inflation to its target levels and the resultant dramatic increase in interest rates. As the period began in August 2022, the Bloomberg Index saw broad-based negative returns, followed by its worst September monthly return on record. The municipal bond market then delivered positive performance in the fourth calendar quarter. The Fed’s aggressive hiking campaign showed initial signs of cooling, boosting investor sentiment and driving a long-awaited relief rally that continued into January 2023. Unfortunately, sentiment quickly unwound in February, as the market reconsidered the persistence of inflation and a still too strong labor market. A more hawkish Fed led to a sell-off in U.S. Treasury and municipal bond yields alike. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
Then came March 2023 when, partially driven by higher interest rates, an unforeseen banking crisis unfolded, with three U.S. regional banks and Credit Suisse in need of rescue in quick succession. The weakness in the banking sector led to municipal bond yields moving lower and, in turn, solid positive first calendar quarter returns for the Bloomberg Index. Both U.S. Treasury and municipal bond yields then rose during the second quarter of 2023, as the regional banking crisis ebbed and the focus on the Fed’s tightening monetary policy reignited. For the first time since it started hiking in March 2022, the Fed did not raise rates at its June 2023 meeting. However, in late July, the Fed approved another rate hike, its 11th of the current cycle, bringing its targeted federal funds rate to its highest level in more than 22 years. Further, the Fed indicated additional interest rate increases may be implemented before year end. The Bloomberg Index posted a modestly negative return for the second quarter of 2023 but a moderately positive return for July, as performance was broadly positive across maturities, credit ratings and states for the month amid a consensus shift in favor of a soft landing with a recession no longer imminent. Notably, the municipal bond market outperformed both U.S. Treasuries and the broad U.S. fixed-income market for the last five months of the period and did so even more significantly for the annual period overall.
The Fund’s notable detractors during the period
•	Detracting most from the Fund’s relative results was a position in the bonds of PREPA, the Puerto Rico Electric Power Authority.
○	The utility company had entered bankruptcy in July 2017 with just more than $8 billion in outstanding bonds.
○	In late June 2023, investors were blindsided when the bankruptcy court ruled that bondholders could claim just less than 29% of the value of the utility’s outstanding debt. Bondholders have already begun to work on an appeal.
•	From a sector perspective, the Fund’s overweight in the continuing care retirement communities (CCRC) and housing sectors detracted from results relative to the Bloomberg Index. CCRCs were negatively affected by the lingering effects of the COVID-19 pandemic as well as by some of the labor costs and labor shortages impacting the health care sector broadly.
•	Fund overweights in non-rated municipal bonds and in bonds rated below BB dampened relative results, as non-rated and B-rated categories posted negative returns, while bonds rated BB and all investment-grade rating categories posted positive returns for the period.
•	Issue selection within the airport, local general obligation and CCRC sectors and among bonds with maturities of six to 25 years detracted.
The Fund’s notable contributors during the period
•	Having an overweight to BBB-rated bonds contributed positively, as this credit quality segment was the best performing investment-grade rating category during the period, even outperforming some of the higher quality high-yield rating categories.
Columbia Strategic Municipal Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	To a lesser degree, the Fund’s underweights in bonds rated AA and AAA also helped.
•	Yield curve positioning proved beneficial.
○	Having an overweight to bonds with maturities of 17 years and longer and an underweight to bonds with maturities of eight years and shorter particularly helped.
○	While the best performing maturity segment of the municipal bond yield curve during the period was bonds with maturities of 12 to 17 years, longer maturity bonds were the next best. Six year and shorter maturity bonds posted negative returns during the period.
•	Security selection in the hospital, toll roads and leasing sectors added value.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic Municipal Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2023 — July 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.40	1,020.98	3.81	3.86	0.77
Advisor Class	1,000.00	1,000.00	998.60	1,022.22	2.58	2.61	0.52
Class C	1,000.00	1,000.00	993.70	1,017.26	7.51	7.60	1.52
Institutional Class	1,000.00	1,000.00	998.60	1,022.22	2.58	2.61	0.52
Institutional 2 Class	1,000.00	1,000.00	998.60	1,022.27	2.53	2.56	0.51
Institutional 3 Class	1,000.00	1,000.00	998.20	1,022.46	2.33	2.36	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Municipal Income Fund | Annual Report 2023	7

Portfolio of Investments
July 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.4%
Issue Description	Yield	Principal Amount ($)	Value ($)
New York 0.8%
City of New York(a),(b)
Unlimited General Obligation Bonds
Fiscal 2015
Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	4.650%	2,750,000	2,750,000
Subordinated Series 2014I-2 (JPMorgan Chase Bank)
03/01/2040	4.650%	2,000,000	2,000,000
New York City Municipal Water Finance Authority(a),(b)
Revenue Bonds
Series 2011 (JPMorgan Chase Bank)
06/15/2044	4.650%	6,000,000	6,000,000
New York City Transitional Finance Authority(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2018 (JPMorgan Chase Bank)
08/01/2042	4.650%	1,500,000	1,500,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	4.650%	2,000,000	2,000,000
Total			14,250,000
Utah 0.6%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	4.550%	4,400,000	4,400,000
Series 2005B (JPMorgan Chase Bank)
05/15/2037	4.550%	6,800,000	6,800,000
Total			11,200,000
Total Floating Rate Notes (Cost $25,450,000)			25,450,000

Municipal Bonds 99.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.2%
Black Belt Energy Gas District(c)
Refunding Revenue Bonds
Gas Project
Series 2023D-1 (Mandatory Put 02/01/29)
05/31/2049	5.500%	3,200,000	3,369,287
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.5%
Arizona Industrial Development Authority
Revenue Bonds
Macombs Facility Project Social Bonds
Series 2021A
07/01/2041	4.000%	775,000	699,126
07/01/2051	4.000%	850,000	711,376
Phoenix Children’s Hospital
Series 2020
02/01/2050	4.000%	1,200,000	1,122,812
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2054	5.000%	1,330,000	1,319,591
07/01/2059	5.000%	1,000,000	983,561
Industrial Development Authority of the County of Pima (The)(d)
Refunding Revenue Bonds
American Leadership Academy
Series 2022
06/15/2051	4.000%	1,700,000	1,262,595
06/15/2057	4.000%	500,000	358,599
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2046	5.000%	6,500,000	6,312,056
Series 2018
02/15/2048	5.000%	870,000	838,111
Salt River Project Agricultural Improvement & Power District
Revenue Bonds
Series 2023A
01/01/2050	5.000%	12,500,000	13,714,598
Total			27,322,425
California 3.2%
California Community Choice Financing Authority
Revenue Bonds
Green Bonds - Clean Energy Project
Series 2023 (Mandatory Put 08/01/29)
07/01/2053	5.000%	5,300,000	5,559,840
California Health Facilities Financing Authority
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,219,586
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Infrastructure & Economic Development Bank
Revenue Bonds
Equitable School Revolving Fund
Series 2022
11/01/2057	5.000%	1,320,000	1,359,273
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	2,882,617
02/01/2042	5.000%	1,500,000	1,535,758
Revenue Bonds
HumanGood California Obligated Group
Series 2021
10/01/2049	4.000%	2,500,000	2,274,101
California Municipal Finance Authority(d)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	967,879
California Public Finance Authority(d)
Revenue Bonds
Enso Village Project - Green Bonds
Series 2021
11/15/2036	5.000%	500,000	485,319
11/15/2051	5.000%	1,000,000	878,060
Enso Village Project - TEMPS 85
Series 2021
05/15/2029	3.125%	2,510,000	2,383,732
California School Finance Authority(d)
Prerefunded 07/01/25 Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,062,424
07/01/2046	6.375%	150,000	157,844
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	1,801,836
California Statewide Communities Development Authority(d)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	487,888
City of Los Angeles Department of Airports(e)
Refunding Revenue Bonds
Los Angeles International Airport
Subordinated Series 2022
05/15/2040	4.000%	750,000	736,087
05/15/2041	4.000%	800,000	785,761
05/15/2042	4.000%	500,000	487,130
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Los Angeles International Airport
Subordinated Series 2018
05/15/2044	5.000%	2,000,000	2,063,362
Compton Unified School District(f)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2037	0.000%	2,125,000	1,159,327
06/01/2038	0.000%	1,830,000	932,525
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Senior Lien
Series 2021A
01/15/2046	4.000%	4,346,000	4,196,094
Glendale Unified School District(f)
Prerefunded 09/01/25 Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	684,995
09/01/2033	0.000%	1,100,000	715,083
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Tobacco Settlement
Series 2022
06/01/2051	5.000%	3,000,000	3,124,164
Hastings Campus Housing Finance Authority
Revenue Bonds
Senior Green Bonds
Series 2020
07/01/2045	5.000%	3,500,000	3,011,359
Norman Y. Mineta San Jose International Airport(e)
Refunding Revenue Bonds
Series 2017A
03/01/2041	5.000%	2,000,000	2,052,474
Poway Unified School District(f)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	4,475,000	3,572,165
Riverside County Transportation Commission(f)
Revenue Bonds
Senior Lien
Series 2013 Escrowed to Maturity
06/01/2029	0.000%	1,235,000	1,041,103
Unrefunded Revenue Bonds
Senior Lien
Series 2013
06/01/2029	0.000%	1,265,000	1,004,690
San Diego County Regional Airport Authority(e)
Revenue Bonds
Subordinated Series 2021B
07/01/2046	4.000%	1,600,000	1,508,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Center Community College District
Unlimited General Obligation Bonds
Series 2020B
08/01/2035	3.000%	1,600,000	1,542,388
08/01/2036	3.000%	2,275,000	2,121,003
State of California
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,005
Total			56,796,122
Colorado 5.0%
Aerotropolis Regional Transportation Authority
Revenue Bonds
Series 2021
12/01/2052	4.375%	2,865,000	2,248,854
City & County of Denver(f)
Revenue Bonds
Series 2018-A-2
08/01/2034	0.000%	6,000,000	3,811,833
City & County of Denver Airport System(e)
Refunding Revenue Bonds
Series 2022D
11/15/2053	5.000%	3,000,000	3,128,739
Subordinated Series 2018A
12/01/2048	4.000%	3,500,000	3,268,169
Revenue Bonds
Series 2022A
11/15/2047	5.000%	3,350,000	3,521,321
11/15/2053	5.500%	2,000,000	2,196,409
Colorado Bridge Enterprise(e)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,690,000	5,995,287
Colorado Educational & Cultural Facilities Authority(d)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	742,993
07/01/2049	5.500%	700,000	692,337
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2053	5.000%	10,000,000	8,726,005
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	1,910,000	1,875,342
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	17,000,000	15,766,196
08/01/2049	4.000%	2,595,000	2,361,423
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	855,767
Intermountain Healthcare
Series 2022
05/15/2052	5.000%	13,000,000	13,769,049
Revenue Bonds
Aberdeen Ridge
Series 2021A
05/15/2049	5.000%	1,500,000	1,138,181
CommonSpirit Health Obligation Group
Series 2022
11/01/2042	5.000%	3,800,000	3,925,015
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2038	4.000%	1,300,000	1,286,586
01/01/2040	4.000%	1,000,000	974,780
Parkview Medical Center, Inc. Project
Series 2020
09/01/2045	4.000%	1,000,000	904,172
09/01/2050	4.000%	1,500,000	1,318,288
Colorado Housing & Finance Authority
Revenue Bonds
Multi-Family Project
Series 2019B-1
10/01/2039	3.000%	470,000	397,045
10/01/2049	3.250%	1,000,000	789,721
10/01/2054	3.400%	1,000,000	786,958
Fiddlers Business Improvement District(d)
Unlimited General Obligation Refunding Bonds
Series 2022
12/01/2047	5.550%	1,200,000	1,209,708
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series 2020B
12/15/2050	5.750%	3,500,000	3,385,117
Windler Public Improvement Authority
Revenue Bonds
Series 2021A-1
12/01/2051	4.125%	5,000,000	3,053,007
Total			88,128,302
Connecticut 0.1%
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Sacred Heart University
Series 2020K
07/01/2045	4.000%	2,000,000	1,849,256

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware 0.1%
Delaware State Health Facilities Authority
Refunding Revenue Bonds
Bayhealth Medical Center Project
Series 2017
07/01/2040	4.000%	2,640,000	2,625,741
District of Columbia 0.9%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	2,937,324
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2039	4.000%	1,275,000	1,161,486
07/01/2049	4.000%	695,000	584,234
Metropolitan Washington Airports Authority(e)
Refunding Revenue Bonds
Series 2023A
10/01/2053	5.250%	5,000,000	5,336,655
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	5,775,000	5,446,223
Total			15,465,922
Florida 4.6%
Capital Trust Agency, Inc.(d)
04/27/2021
07/01/2056	5.000%	2,625,000	2,355,338
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	3,250,000	2,536,189
Capital Trust Agency, Inc.(d),(g)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,430,000	1,123,325
12/01/2050	0.000%	1,000,000	327,500
Capital Trust Agency, Inc.(d),(f)
Subordinated
07/01/2061	0.000%	93,140,000	6,056,149
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	4,870,812
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	3,000,000	2,492,757
City of Pompano Beach
Revenue Bonds
John Knox Village Project
Series 2021A
09/01/2056	4.000%	4,000,000	2,927,270
City of Tampa(f)
Revenue Bonds
Capital Appreciation
Series 2020A
09/01/2035	0.000%	650,000	384,197
09/01/2036	0.000%	700,000	389,074
09/01/2037	0.000%	700,000	365,554
County of Miami-Dade Aviation(e)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	10,000,000	10,267,621
County of Miami-Dade Seaport Department(e)
Refunding Revenue Bonds
Series 2023A
10/01/2052	5.250%	3,000,000	3,147,156
County of Osceola Transportation(f)
Refunding Revenue Bonds
Series 2020A-2
10/01/2035	0.000%	2,700,000	1,585,783
10/01/2037	0.000%	4,000,000	2,076,318
10/01/2038	0.000%	1,500,000	735,590
10/01/2039	0.000%	3,300,000	1,528,862
Florida Development Finance Corp.(d)
Refunding Revenue Bonds
Mayflower Retirement Community Center
Series 2021
06/01/2027	2.375%	830,000	797,355
Renaissance Charter School, Inc. Projects
Series 2020
09/15/2040	5.000%	1,050,000	929,280
Greater Orlando Aviation Authority(e)
Revenue Bonds
Series 2016A
10/01/2046	5.000%	5,000,000	5,046,296
Hillsborough County Aviation Authority(e)
Revenue Bonds
Tampa International Airport
Series 2022
10/01/2052	4.000%	2,645,000	2,473,049
Subordinated Series 2018
10/01/2048	5.000%	3,450,000	3,524,070

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lee County Industrial Development Authority
Revenue Bonds
Cypress Cove at HealthPark Florida, Inc. Project
Series 2022
10/01/2057	5.250%	2,000,000	1,651,423
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	8,264,510
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,038,395
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,000,659
Palm Beach County Health Facilities Authority
Refunding Revenue Bonds
Toby & Leon Cooperman Sinai
Series 2022
06/01/2041	4.000%	1,100,000	866,154
Toby & Leon Cooperman Sinai Residences of Boca Raton
Series 2022
06/01/2056	4.250%	1,000,000	722,355
Revenue Bonds
ACTS Retirement
Series 2020B
11/15/2041	4.000%	500,000	418,751
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2049	5.000%	2,350,000	2,020,836
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	3,466,135
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2039	5.250%	5,030,000	4,105,968
11/15/2049	5.500%	2,300,000	1,774,927
Total			82,269,658
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 3.6%
Brookhaven Development Authority
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2044	4.000%	2,000,000	1,966,572
City of Atlanta Department of Aviation(e)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2040	4.000%	2,500,000	2,438,584
Series 2022B
07/01/2052	5.000%	8,810,000	9,184,458
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	987,074
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	2,000,000	1,923,687
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,026,198
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	4,482,800
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Series 2020A
12/01/2040	3.050%	1,000,000	842,421
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	4,495,000	4,392,193
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2022B (Mandatory Put 06/01/29)
12/01/2052	5.000%	10,000,000	10,332,317
Series 2023A (Mandatory Put 06/01/30)
06/01/2053	5.000%	6,700,000	6,930,394
Series 2023C (Mandatory Put 09/01/30)
08/31/2053	5.000%	4,500,000	4,730,352

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Electric Authority of Georgia
Revenue Bonds
Plant Vogtle Units 3&4 Project
Series 2022
07/01/2063	5.500%	4,700,000	4,884,136
Series 2022 (AGM)
07/01/2052	5.000%	4,700,000	4,819,621
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2038	6.125%	3,515,000	3,191,427
12/01/2048	6.250%	1,960,000	1,691,565
Total			63,823,799
Idaho 0.5%
Idaho Health Facilities Authority
Refunding Revenue Bonds
St. Luke’s Health System Project
Series 2021
03/01/2046	4.000%	3,000,000	2,709,781
Revenue Bonds
Terraces of Boise Project
Series 2021
10/01/2050	4.500%	6,000,000	4,220,446
Spring Valley Community Infrastructure District No. 1(d)
Special Assessment Bonds
Series 2021
09/01/2051	3.750%	2,000,000	1,552,817
Total			8,483,044
Illinois 10.5%
Chicago Board of Education
Revenue Bonds
Series 2023
04/01/2045	5.000%	1,000,000	1,040,407
04/01/2048	5.750%	1,125,000	1,234,138
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,626,006
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	2,938,997
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,003,410
Series 2018
12/01/2046	5.000%	2,500,000	2,449,164
Series 2021A
12/01/2040	5.000%	1,000,000	1,006,649
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022A
12/01/2047	4.000%	4,000,000	3,416,454
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	526,015
Series 2022B
12/01/2037	4.000%	8,000,000	7,426,788
Chicago Board of Education(d)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	3,895,387
Chicago Board of Education(f)
Unlimited General Obligation Refunding Bonds
Series 2019A
12/01/2025	0.000%	2,000,000	1,812,150
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,003,839
Chicago O’Hare International Airport(e)
Refunding Revenue Bonds
Senior Lien
Series 2018
01/01/2037	5.000%	2,000,000	2,102,918
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2042	5.000%	8,895,000	9,048,290
01/01/2052	5.000%	8,030,000	8,130,739
Senior Lien
Series 2017G
01/01/2042	5.000%	2,650,000	2,695,668
01/01/2047	5.000%	1,000,000	1,015,476
Series 2017J
01/01/2037	5.000%	2,000,000	2,053,224
Series 2022
01/01/2048	4.500%	3,000,000	2,965,829
01/01/2055	5.000%	11,250,000	11,591,935
TriPs Obligated Group
Series 2018
07/01/2038	5.000%	1,000,000	1,017,144
07/01/2048	5.000%	800,000	800,044
Chicago O’Hare International Airport
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,299,011
Series 2015D
01/01/2046	5.000%	4,390,000	4,408,852

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,679,025
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	534,680
Revenue Bonds
2nd Lien
Series 2014
01/01/2039	5.000%	2,000,000	2,005,162
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2014
11/01/2044	5.000%	650,000	654,876
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	4,839,443
County of Cook
Prerefunded 11/15/26 Unlimited General Obligation Bonds
Series 2018
11/15/2035	5.000%	900,000	920,158
Illinois Finance Authority
Refunding Revenue Bonds
LEARN Charter School Project Social Bonds
Series 2021
11/01/2051	4.000%	1,000,000	830,788
Northshore University Health System
Series 2020A
08/15/2037	4.000%	3,000,000	2,979,454
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,529,198
Illinois Housing Development Authority(c)
Refunding Revenue Bonds
Social Bonds
Series 2023H
10/01/2043	4.650%	7,500,000	7,546,025
Metropolitan Pier & Exposition Authority(f)
Refunding Revenue Bonds
Capital Appreciation - McCormick Place Expansion Project
Series 2002A (BAM)
12/15/2054	0.000%	5,000,000	1,149,986
McCormick Place Expansion
Series 2022
12/15/2035	0.000%	1,200,000	724,496
12/15/2036	0.000%	2,500,000	1,423,138
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Capital Appreciation - McCormick Place Expansion Project
Series 2002A (AGM)
12/15/2040	0.000%	10,000,000	4,708,202
McCormick Place Expansion
Series 2017
12/15/2056	0.000%	11,110,000	2,201,333
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
12/15/2047	4.000%	2,000,000	1,862,749
06/15/2052	4.000%	3,000,000	2,732,837
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,205,412
State of Illinois
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2038	4.000%	5,000,000	4,916,007
Series 2017A
12/01/2036	5.000%	5,000,000	5,218,120
Series 2018A
05/01/2032	5.000%	2,500,000	2,671,993
05/01/2033	5.000%	5,000,000	5,330,371
05/01/2039	5.000%	4,320,000	4,482,513
05/01/2040	5.000%	6,005,000	6,211,855
05/01/2041	5.000%	6,000,000	6,190,338
Series 2020
05/01/2039	5.500%	2,700,000	2,950,933
05/01/2045	5.750%	1,750,000	1,912,523
Series 2021A
03/01/2041	4.000%	4,650,000	4,491,594
Series 2022A
03/01/2042	5.500%	12,700,000	13,984,874
03/01/2047	5.500%	3,300,000	3,593,533
Series 2023B
05/01/2047	5.500%	1,750,000	1,907,533
05/01/2048	4.500%	400,000	398,833
Total			185,296,516
Iowa 1.2%
Iowa Finance Authority
Refunding Revenue Bonds
Iowa Fertilizer Co. Project
Series 2022
12/01/2050	5.000%	10,400,000	10,499,716
Lifespace Communities, Inc.
Series 2021
05/15/2046	4.000%	9,395,000	6,059,450

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2048	5.125%	1,750,000	1,338,314
Lifespace Communities, Inc.
Series 2018A
05/15/2043	5.000%	5,000,000	3,901,339
Total			21,798,819
Kansas 0.4%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	3,764,999
Refunding Revenue Bonds
University of Kansas Health System
Series 2019
03/01/2038	4.000%	2,500,000	2,476,698
Total			6,241,697
Kentucky 0.1%
City of Henderson(d),(e)
Revenue Bonds
Pratt Paper LLC Project
Series 2022
01/01/2052	4.700%	1,500,000	1,425,517
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,209,915
Total			2,635,432
Louisiana 0.5%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	3,050,000	3,051,612
Louisiana Public Facilities Authority
Refunding Revenue Bonds
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,044,166
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,512,101
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Orleans Aviation Board(e)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	1,275,000	1,287,775
Parish of St. James(d)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	1,250,000	1,347,274
Total			9,242,928
Maryland 1.3%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2039	3.200%	7,475,000	6,650,474
Revenue Bonds
Series 2019C
09/01/2039	3.000%	7,500,000	6,458,047
Maryland Economic Development Corp.(e)
Revenue Bonds
Green Bonds - Purple Line Light Rail Project
Series 2022
06/30/2055	5.250%	5,000,000	5,113,887
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2040	4.000%	875,000	782,685
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,214,699
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	3,440,286
Total			23,660,078
Massachusetts 1.5%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	6,815,011
Revenue Bonds
Series 2021V
07/01/2055	5.000%	2,000,000	2,342,412

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	1,981,028
Massachusetts Educational Financing Authority(e)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	3,000,000	2,795,482
Massachusetts Port Authority(e)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,424,416
Revenue Bonds
Series 2019C
07/01/2044	5.000%	10,000,000	10,383,010
Total			25,741,359
Michigan 3.5%
City of Detroit
Unlimited General Obligation Bonds
Social Bonds
Series 2021A
04/01/2031	5.000%	425,000	450,143
04/01/2032	5.000%	300,000	315,948
04/01/2033	5.000%	400,000	420,971
04/01/2034	5.000%	400,000	420,134
04/01/2036	5.000%	600,000	626,237
04/01/2037	5.000%	700,000	724,378
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,610,000	6,762,560
Michigan Finance Authority
Prerefunded 05/15/25 Revenue Bonds
Sparrow Obligated Group
Series 2015
11/15/2045	5.000%	670,000	691,516
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	434,721
Sparrow Obligated Group
Series 2015
11/15/2045	5.000%	550,000	551,336
Trinity Health Corp.
Series 2017
12/01/2042	5.000%	500,000	518,484
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Henry Ford Health System
Series 2019A
11/15/2048	5.000%	1,320,000	1,365,132
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
10/01/2043	4.000%	2,300,000	2,162,293
Series 2019A-1
10/01/2044	3.250%	1,500,000	1,215,567
Series 2019B
12/01/2044	3.100%	6,000,000	4,771,017
Social Bond
Series 2022A
06/01/2043	4.100%	4,210,000	3,946,935
Social Bonds
Series 2023A
12/01/2048	4.900%	6,000,000	6,082,191
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	3,595,354
10/01/2047	3.850%	4,155,000	3,591,371
Michigan Strategic Fund(e)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	15,500,000	15,621,638
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	6,567,854
Wayne County Airport Authority(e)
Revenue Bonds
Series 2017B
12/01/2042	5.000%	700,000	714,720
Total			61,550,500
Minnesota 1.5%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2032	4.000%	1,265,000	1,145,964
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2036	5.000%	835,000	831,842
08/01/2043	5.250%	500,000	486,132

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	3,832,008
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2044	4.000%	1,500,000	1,226,701
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	5,000,000	4,717,630
02/15/2053	5.000%	8,000,000	8,035,123
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,790,368
02/01/2034	0.000%	1,565,000	1,042,667
Minneapolis-St. Paul Metropolitan Airports Commission(e)
Refunding Revenue Bonds
Subordinated Series 2016D
01/01/2041	5.000%	750,000	764,044
St. Cloud Housing & Redevelopment Authority(h)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	3.806%	2,845,000	2,252,172
Total			26,124,651
Missouri 1.9%
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	1,902,990
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,510,619
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2044	5.000%	2,275,000	2,149,545
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	994,423
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kansas City Industrial Development Authority(e)
Revenue Bonds
Kansas City International Airport
Series 2020A
03/01/2036	4.000%	1,675,000	1,663,349
03/01/2045	4.000%	16,000,000	15,045,503
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,013,389
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
05/01/2050	2.850%	985,000	788,627
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	4,895,017
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,419,229
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,078,017
09/01/2042	5.000%	2,000,000	1,741,621
Total			34,202,329
Montana 0.0%
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2042	3.500%	330,000	326,533
12/01/2047	3.600%	430,000	423,407
Total			749,940
Nebraska 1.9%
Central Plains Energy Project
Revenue Bonds
Gas Project No. 5 Series
Series 2022-1 (Mandatory Put 10/01/29)
05/01/2053	5.000%	5,400,000	5,599,381
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,316,455

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,007,667
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2037	4.000%	1,000,000	1,001,678
01/01/2038	4.000%	1,300,000	1,292,185
01/01/2039	4.000%	1,810,000	1,786,056
01/01/2044	4.000%	15,000,000	14,255,394
Nebraska Investment Finance Authority
Revenue Bonds
Series 2019D
09/01/2039	2.850%	3,090,000	2,738,597
09/01/2042	3.050%	375,000	344,015
Total			33,341,428
Nevada 0.1%
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	853,997
State of Nevada Department of Business & Industry(d)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	559,150
Series 2018A
12/15/2038	5.000%	415,000	394,873
12/15/2048	5.000%	500,000	444,005
Total			2,252,025
New Hampshire 0.2%
New Hampshire Business Finance Authority(d)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2046	5.625%	2,000,000	1,801,586
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	851,537
Total			2,653,123
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 5.4%
Camden County Improvement Authority (The)
Revenue Bonds
Social Bonds - Cooper Norcross Academy
Series 2022
06/15/2062	6.000%	1,540,000	1,618,320
City of Atlantic City
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,034,401
City of Newark Mass Transit Access Tax
Revenue Bonds
Mulberry Pedestrian Bridge Redevelopment Project
Series 2022 (AGM)
11/15/2062	6.000%	2,000,000	2,295,807
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	355,000	368,919
Prerefunded 06/15/27 Revenue Bonds
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,080,866
Refunding Revenue Bonds
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	1,935,864
Revenue Bonds
Portal North Bridge Project
Series 2022
11/01/2052	5.000%	16,250,000	17,163,391
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,800,000	1,896,129
Self-Designated Social Bonds
Series 2021
06/15/2046	4.000%	1,500,000	1,460,522
Transportation Project
Series 2020
11/01/2044	5.000%	3,000,000	3,149,014
New Jersey Economic Development Authority(e)
Refunding Revenue Bonds
New Jersey Natural Gas Co. Project
Series 2019
08/01/2041	3.000%	6,000,000	4,780,153
New Jersey Higher Education Student Assistance Authority(e)
Revenue Bonds
Series 2018A
12/01/2034	4.000%	195,000	194,131
12/01/2035	4.000%	185,000	184,158

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency(e)
Refunding Revenue Bonds
Series 2017D
11/01/2037	4.250%	1,525,000	1,464,962
Single Family Housing
Series 2018
10/01/2032	3.800%	1,925,000	1,871,457
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2019C
10/01/2039	3.850%	2,885,000	2,719,778
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Transportation System
Series 2018A
12/15/2035	5.000%	5,000,000	5,353,592
Series 2019
12/15/2039	5.000%	1,460,000	1,550,036
Revenue Bonds
Series 2020AA
06/15/2045	4.000%	4,000,000	3,884,991
06/15/2045	5.000%	8,500,000	9,014,106
Transportation Program
Series 2015AA
06/15/2041	5.250%	6,000,000	6,108,366
Series 2019
06/15/2046	5.000%	3,500,000	3,655,492
Series 2022
06/15/2048	5.000%	3,750,000	4,004,868
New Jersey Transportation Trust Fund Authority(f)
Revenue Bonds
Capital Appreciation Transportation System
Series 2010A
12/15/2030	0.000%	6,000,000	4,594,746
New Jersey Turnpike Authority
Revenue Bonds
Series 2022B
01/01/2048	4.500%	3,000,000	3,117,977
01/01/2052	5.250%	6,250,000	6,994,236
South Jersey Port Corp.(e)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	2,900,000	2,917,237
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	1,860,000	1,859,821
Total			96,273,340
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Mexico 0.2%
New Mexico Mortgage Finance Authority
Revenue Bonds
Series 2020 (GNMA)
07/01/2040	2.700%	2,010,000	1,766,698
Single Family Mortgage Program
Series 2019D Class I (GNMA)
07/01/2044	3.250%	2,275,000	2,045,511
Total			3,812,209
New York 10.2%
Build NYC Resource Corp.(d)
Revenue Bonds
Social Bonds - East Harlem Scholars Academy Charter School Project
Series 2022
06/01/2052	5.750%	1,000,000	1,010,023
City of New York
Unlimited General Obligation Bonds
Series 2022A-1
09/01/2046	4.000%	2,500,000	2,443,963
Subordinated Series 2022B-1
10/01/2047	5.250%	2,500,000	2,791,590
Subordinated Series 2023E-1
04/01/2050	4.000%	3,900,000	3,778,968
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,157,946
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	3,582,869
Huntington Local Development Corp.
Revenue Bonds
Fountaingate Garden Project
Series 2021A
07/01/2056	5.250%	3,000,000	2,346,609
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	1,868,743
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2020C-1
11/15/2050	5.000%	10,935,000	11,322,090

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	1,829,040
Series 2019
11/01/2049	3.250%	6,235,000	4,962,014
New York City Municipal Water Finance Authority
Revenue Bonds
Series 2022CC-1
06/15/2052	4.000%	13,930,000	13,539,906
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Bonds
Subordinated Series 2020C
05/01/2039	4.000%	1,000,000	1,003,294
Future Tax Secured
Subordinated Series 2020D
11/01/2042	4.000%	5,000,000	4,940,812
Subordinated Series 2022A-1
08/01/2044	5.000%	1,600,000	1,747,733
08/01/2048	4.000%	2,100,000	2,055,211
Subordinated Series 2022F-1
02/01/2051	4.000%	2,000,000	1,944,068
02/01/2051	5.000%	1,375,000	1,476,107
Subordinated Series 2023F-1
02/01/2045	5.000%	10,000,000	10,922,512
New York Liberty Development Corp.
Refunding Revenue Bonds
Series 2021-1WTC
02/15/2042	3.000%	3,610,000	2,898,622
New York State Dormitory Authority
Revenue Bonds
NYU Langone Hospitals Obligated Group
Series 2020A
07/01/2050	4.000%	2,000,000	1,844,973
New York State Environmental Facilities Corp.(d),(e)
Revenue Bonds
Casella Waste Systems, Inc.
Series 2019 (Mandatory Put 12/03/29)
12/01/2044	2.875%	1,000,000	884,768
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,140,078
New York State Thruway Authority
Refunding Revenue Bonds
Personal Income Tax - Bidding Group
Series 2022A
03/15/2050	4.000%	13,000,000	12,597,032
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Green Bonds - Bidding Group
Series 2022
03/15/2055	5.000%	5,000,000	5,438,314
New York Transportation Development Corp.(e)
Revenue Bonds
Delta Air Lines, Inc. LaGuardia
Series 2020
10/01/2040	5.000%	12,290,000	12,617,020
10/01/2045	4.375%	2,500,000	2,418,831
New York State Thruway Service Areas Project
Series 2021
04/30/2053	4.000%	1,500,000	1,270,926
Terminal 4 John F. Kennedy International Airport Project
Series 2022
12/01/2041	5.000%	2,000,000	2,079,717
12/01/2042	4.000%	4,360,000	4,086,154
Port Authority of New York & New Jersey(e)
Refunding Revenue Bonds
Consolidated 206th
Series 2017-206
11/15/2047	5.000%	1,500,000	1,535,616
Series 2023-238
07/15/2039	5.000%	2,000,000	2,173,715
Revenue Bonds
Consolidated Bonds
Series 221
07/15/2045	4.000%	7,775,000	7,464,819
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,206,789
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
MTA Bridges and Tunnels
Series 2022
05/15/2052	5.000%	4,000,000	4,562,423
05/15/2057	5.000%	5,500,000	5,933,184
Revenue Bonds
Senior Lien Green Bonds
Series 2022D-2
05/15/2047	5.250%	4,500,000	5,019,484
Series 2022A
11/15/2052	4.000%	12,500,000	11,963,608
Ulster County Capital Resource Corp.(d)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	3,952,948
09/15/2047	5.250%	1,475,000	1,092,947
09/15/2053	5.250%	3,045,000	2,169,985

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Local Development Corp.(d)
Refunding Revenue Bonds
Purchase Senior Learning Community
Series 2021
07/01/2029	3.600%	5,000,000	4,520,727
Revenue Bonds
Purchase Senior Learning Community
Series 2021
07/01/2056	5.000%	3,000,000	2,341,864
Total			180,938,042
North Carolina 1.3%
North Carolina Housing Finance Agency
Revenue Bonds
Series 2019-42
01/01/2043	2.850%	2,270,000	1,812,034
North Carolina Medical Care Commission
Refunding Revenue Bonds
Series 2021C
03/01/2036	4.000%	2,320,000	1,958,012
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,681,846
Revenue Bonds
Lutheran Services for the Aging
Series 2021
03/01/2051	4.000%	1,000,000	688,984
REX Health Care
Series 2020A
07/01/2049	4.000%	5,000,000	4,694,737
Twin Lakes Community
Series 2019A
01/01/2044	5.000%	2,000,000	1,915,992
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	2,000,000	2,071,225
North Carolina Turnpike Authority(f)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,338,354
Series 2019
01/01/2040	0.000%	3,950,000	1,932,211
01/01/2041	0.000%	5,500,000	2,554,824
Triangle Expressway System
Series 2019
01/01/2043	0.000%	4,500,000	1,885,027
Total			22,533,246
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.2%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	720,000	715,527
Housing Finance Program
Series 2017 (FHA)
07/01/2040	3.550%	405,000	399,841
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	915,000	896,742
Series 2019C
07/01/2039	3.200%	1,530,000	1,364,173
Total			3,376,283
Ohio 2.2%
Buckeye Tobacco Settlement Financing Authority
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	33,610,000	31,237,873
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2039	5.000%	1,975,000	1,632,539
12/01/2049	5.125%	1,270,000	982,777
Lake County Port & Economic Development Authority(d),(g)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	7,500,000	2,175,000
Ohio Air Quality Development Authority(e)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	1,500,000	1,313,408
Ohio Higher Educational Facility Commission
Revenue Bonds
Ashtabula County Medical Center Obligated Group
Series 2022
01/01/2052	5.250%	250,000	255,489
Ohio Housing Finance Agency
Revenue Bonds
Series 2019B
09/01/2044	3.250%	2,000,000	1,719,955
Total			39,317,041

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oklahoma 0.2%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,254,175
11/15/2045	5.250%	1,885,000	1,834,162
Total			3,088,337
Oregon 1.8%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2055	5.375%	1,500,000	1,380,746
Hospital Facilities Authority of Multnomah County
Prerefunded 10/01/24 Revenue Bonds
Mirabella at South Waterfront
Series 2014A
09/30/2044	5.400%	525,000	537,826
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2045	5.000%	4,660,000	4,867,094
Port of Portland Airport(e)
Revenue Bonds
Green Bonds
Series 2023-29
07/01/2048	5.500%	10,000,000	11,089,688
Series 2017-24B
07/01/2042	5.000%	1,000,000	1,020,090
State of Oregon
Unlimited General Obligation Bonds
Article XI - Q State Project
Series 2023
05/01/2048	5.000%	10,000,000	11,117,689
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	2,365,000	2,338,948
Total			32,352,081
Pennsylvania 6.9%
Allegheny County Hospital Development Authority
Refunding Revenue Bonds
University of Pittsburgh Medical Center
Series 2019
07/15/2038	4.000%	1,750,000	1,741,156
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Philadelphia Airport(e)
Refunding Revenue Bonds
Private Activity
Series 2021 (AGM)
07/01/2046	4.000%	1,750,000	1,671,565
Series 2017B
07/01/2042	5.000%	2,250,000	2,297,234
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	1,986,621
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,136,906
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,691,468
Cumberland County Municipal Authority
Prerefunded 01/01/25 Revenue Bonds
Diakon Lutheran Social Ministries
Series 2015
01/01/2038	5.000%	160,000	163,773
Refunding Revenue Bonds
Diakon Lutheran
Series 2015
01/01/2038	5.000%	805,000	805,726
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2043	5.000%	1,200,000	986,682
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	4,705,358
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	709,131
Luzerne County Industrial Development Authority(e)
Refunding Revenue Bonds
Pennsylvania-American Water Co. Project
Series 2019 (Mandatory Put 12/03/29)
12/01/2039	2.450%	3,500,000	3,216,023
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2038	5.000%	1,270,000	1,243,298

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2043	4.000%	1,000,000	822,190
11/15/2045	5.000%	3,500,000	3,310,855
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	690,271
08/15/2048	5.000%	1,500,000	1,532,911
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	9,673,852
Pennsylvania Economic Development Financing Authority(d),(g)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	5,625,000	2,144,531
Pennsylvania Economic Development Financing Authority(e)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	4,125,000	4,169,844
06/30/2042	5.000%	11,000,000	11,052,985
The PennDOT Major Bridges Package One Project
Series 2022
06/30/2053	5.250%	5,000,000	5,207,509
06/30/2061	6.000%	3,000,000	3,346,888
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	485,000	480,420
Series 2017-124B
10/01/2042	3.650%	7,180,000	6,801,448
Revenue Bonds
Series 2019-130A
10/01/2034	2.500%	4,000,000	3,510,921
10/01/2039	2.700%	3,000,000	2,394,397
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Mass Transit Projects
Subordinated Series 2016A-1
12/01/2041	5.000%	4,800,000	4,912,842
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,539,744
Series 2015B
12/01/2040	5.000%	2,500,000	2,565,944
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,104,429
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	5,206,500
Subordinated Series 2019A
12/01/2044	5.000%	5,000,000	5,211,639
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	2,560,827
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	767,789
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,454,341
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,200,837
Series 2018B
09/01/2043	5.000%	515,000	540,802
Series 2021A
09/01/2040	4.000%	6,250,000	5,946,379
State Public School Building Authority
Prerefunded 12/01/26 Revenue Bonds
Philadelphia School District Project
Series 2016
06/01/2036	5.000%	5,000	5,340
Refunding Revenue Bonds
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,795,000	4,931,588
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,138,374
Total			122,581,338
Puerto Rico 4.0%
Commonwealth of Puerto Rico(f),(i)
Revenue Notes
Series 2022
11/01/2051	0.000%	6,036,277	3,086,047
Subordinated Series 2022
11/01/2043	0.000%	4,295,800	2,201,598

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Commonwealth Aqueduct & Sewer Authority(d),(i)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	6,500,000	6,410,392
Puerto Rico Electric Power Authority(g),(i)
Revenue Bonds
Series 2007TT
07/01/2022	5.000%	2,735,000	1,018,787
07/01/2032	0.000%	2,420,000	901,450
Series 2008WW
07/01/2033	0.000%	1,750,000	651,875
07/01/2038	0.000%	1,750,000	651,875
Series 2010CCC
07/01/2028	0.000%	6,000,000	2,235,000
Series 2010XX
07/01/2040	0.000%	6,500,000	2,421,250
Series 2012A
07/01/2042	0.000%	6,505,000	2,423,112
Puerto Rico Highway & Transportation Authority(f),(i)
Revenue Bonds
Series 2022B
07/01/2032	0.000%	617,360	392,703
Series 2022C
07/01/2053	0.000%	1,056,051	662,667
Puerto Rico Sales Tax Financing Corp.(f),(i)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	86,183,000	24,583,485
07/01/2051	0.000%	8,000,000	1,698,819
Puerto Rico Sales Tax Financing Corp.(i)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	21,420,000	20,847,304
Total			70,186,364
South Carolina 1.5%
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	2,800,000	2,947,024
South Carolina Ports Authority(e)
Revenue Bonds
Series 2018
07/01/2043	5.000%	1,570,000	1,612,374
Series 2019B
07/01/2044	5.000%	4,080,000	4,208,287
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Public Service Authority
Revenue Bonds
Series 2022A
12/01/2052	4.000%	18,000,000	16,339,165
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2040	3.000%	890,000	718,357
Total			25,825,207
South Dakota 0.8%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	9,602,693
South Dakota Housing Development Authority
Refunding Revenue Bonds
Homeownership Mortgage
Series 2021A
11/01/2041	2.050%	5,660,000	4,030,710
Total			13,633,403
Tennessee 2.5%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	360,575
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2040	4.000%	1,800,000	1,736,741
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
East Tennessee Children’s Hospital
Series 2019
11/15/2048	4.000%	5,235,000	4,762,466
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,220,115
Series 2017A
07/01/2048	5.000%	835,000	851,968

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Memphis Arena Public Building Authority(f)
Revenue Bonds
City of Memphis Project
Series 2021
04/01/2032	0.000%	200,000	143,836
04/01/2033	0.000%	2,000,000	1,376,682
04/01/2038	0.000%	1,150,000	593,243
04/01/2039	0.000%	1,625,000	788,951
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
The Farms at Bailey Station Project
Series 2019
10/01/2049	5.750%	9,000,000	6,953,005
10/01/2059	5.750%	1,000,000	737,830
Tennessee Energy Acquisition Corp.
Refunding Revenue Bonds
Gas Project
Series 2023A-1 (Mandatory Put 05/01/28)
05/01/2053	5.000%	18,500,000	19,057,218
Tennessee Housing Development Agency
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	450,000	439,830
07/01/2047	3.650%	895,000	871,605
Series 2018-1
07/01/2042	3.900%	435,000	426,098
Social Bond
Series 2022-2
07/01/2042	4.250%	4,500,000	4,442,781
Total			44,762,944
Texas 11.3%
Angelina & Neches River Authority(d),(e)
Revenue Bonds
Jefferson Enterprise Energy LLC Project
Series 2021
12/01/2045	7.500%	4,250,000	2,773,998
Arlington Higher Education Finance Corp.
Revenue Bonds
Brooks Academies of Texas
Series 2021
01/15/2051	5.000%	875,000	738,500
Arlington Higher Education Finance Corp.(d)
Revenue Bonds
Legacy Traditional Schools - Texas Project
Series 2022
02/15/2062	6.750%	5,000,000	4,859,747
Austin Independent School District
Unlimited General Obligation Bonds
Series 2023
08/01/2048	4.000%	2,100,000	2,068,087
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Bexar County Health Facilities Development Corp.
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	1,809,993
07/15/2036	4.000%	3,000,000	2,476,792
Series 2018
07/15/2033	5.000%	1,000,000	951,731
07/15/2037	5.000%	2,100,000	1,921,916
Central Texas Regional Mobility Authority
Refunding Revenue Bonds
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,178,168
Central Texas Turnpike System(f)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	1,032,780
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,516,521
City of Austin Airport System(e)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,013,462
11/15/2046	5.000%	1,000,000	1,008,071
Series 2019B
11/15/2048	5.000%	7,850,000	8,071,950
City of Houston Airport System(e)
Refunding Revenue Bonds
Subordinated Series 2018C
07/01/2031	5.000%	1,525,000	1,621,710
Subordinated Series 2023A (AGM)
07/01/2048	5.250%	10,000,000	10,778,530
Revenue Bonds
Subordinated Series 2018A
07/01/2041	5.000%	1,250,000	1,290,465
Subordinated Series 2020A
07/01/2047	4.000%	4,200,000	3,926,575
Subordinated Series 2021A
07/01/2046	4.000%	2,000,000	1,874,321
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	580,671
08/15/2042	5.000%	1,500,000	1,500,576
Series 2013
08/15/2033	6.000%	260,000	260,519

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	25

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,024,527
Series 2015A
12/01/2045	5.000%	400,000	399,331
Conroe Independent School District
Unlimited General Obligation Bonds
Series 2022A
02/15/2047	4.000%	4,170,000	4,160,730
Cypress-Fairbanks Independent School District
Unlimited General Obligation Bonds
Series 2023
02/15/2048	4.000%	9,500,000	9,314,512
Dallas Love Field(e)
Revenue Bonds
Series 2017
11/01/2036	5.000%	1,000,000	1,023,597
Denton Independent School District(c)
Unlimited General Obligation Bonds
Series 2023
08/15/2048	5.000%	4,000,000	4,380,020
Humble Independent School District
Unlimited General Obligation Bonds
Series 2022
02/15/2052	4.000%	4,800,000	4,596,918
Katy Independent School District
Unlimited General Obligation Bonds
Series 2022
02/15/2052	4.000%	1,700,000	1,668,621
Series 2023
02/15/2048	5.000%	3,270,000	3,571,744
02/15/2053	4.000%	4,125,000	3,979,018
Lamar Consolidated Independent School District(c)
Unlimited General Obligation Bonds
Series 2023A
02/15/2058	5.000%	5,000,000	5,371,149
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	3,551,140
Revenue Bonds
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	438,261
11/15/2046	5.500%	750,000	614,191
Westminster Project
Series 2021
11/01/2049	4.000%	1,600,000	1,248,183
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.(g)
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	0.000%	1,000,000	670,000
07/01/2047	0.000%	1,000,000	670,000
07/01/2052	0.000%	1,500,000	1,005,000
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	4,500,000	4,702,500
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	0.000%	1,500,000	750,000
07/01/2051	0.000%	5,235,000	2,617,500
Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project
Series 2016
07/01/2046	0.000%	2,535,000	1,267,500
North Texas Tollway Authority
Refunding Revenue Bonds
Series 2019A
01/01/2044	4.000%	13,500,000	12,910,393
Port Beaumont Navigation District(d),(e)
Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2021
01/01/2041	2.875%	1,500,000	976,930
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	374,925
Rockwall Independent School District
Unlimited General Obligation Bonds
Series 2023
02/15/2053	4.000%	2,500,000	2,391,153
San Antonio Independent School District
Unlimited General Obligation Bonds
Series 2022
08/15/2052	5.000%	10,000,000	10,960,513
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	717,591
Revenue Bonds
Methodist Hospitals of Dallas
Series 2022
10/01/2047	4.000%	1,250,000	1,194,906
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
06/30/2040	4.000%	500,000	464,201

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	2,000,000	1,960,634
Texas Private Activity Bond Surface Transportation Corp.(e)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	27,000,000	27,260,067
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,006,032
12/31/2045	5.000%	2,250,000	2,254,358
12/31/2050	5.000%	7,165,000	7,170,462
12/31/2055	5.000%	6,515,000	6,503,906
Texas Transportation Commission(f)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2036	0.000%	950,000	535,694
08/01/2039	0.000%	600,000	281,971
Tomball Independent School District
Unlimited General Obligation Bonds
Series 2023
02/15/2042	5.000%	5,000,000	5,578,216
02/15/2043	5.000%	3,000,000	3,340,881
Total			200,162,358
Utah 1.2%
City of Salt Lake City Airport(c),(e)
Revenue Bonds
Series 2023A
07/01/2048	5.250%	3,000,000	3,228,534
Downtown East Streetcar Sewer Public Infrastructure District(d)
Limited General Obligation Bonds
Series 2022A
03/01/2053	6.000%	2,025,000	2,012,979
Mida Golf and Equestrian Center Public Infrastructure District(d)
Limited General Obligation Bonds
Series 2021
06/01/2051	4.500%	1,640,000	1,163,091
06/01/2057	4.625%	3,360,000	2,356,072
Salt Lake City Corp. Airport(e)
Revenue Bonds
Series 2017A
07/01/2042	5.000%	6,700,000	6,840,651
UIPA Crossroads Public Infrastructure District(d)
Tax Allocation Bonds
Series 2021
06/01/2052	4.375%	3,260,000	2,804,302
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah Charter School Finance Authority(d)
Revenue Bonds
Ascent Academies Charter Schools
Series 2022
06/15/2057	5.000%	3,840,000	3,012,012
Total			21,417,641
Virginia 1.2%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	7,348,884
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,251,152
Virginia Small Business Financing Authority(e)
Refunding Revenue Bonds
Senior Lien - 95 Express Lanes LLC Project
Series 2022
01/01/2048	4.000%	3,750,000	3,347,121
Senior Lien - I-495 HOT Lanes Project
Series 2022
12/31/2057	5.000%	2,500,000	2,562,086
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	4,125,000	4,161,240
Total			20,670,483
Washington 1.5%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	3,663,936
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,025,295
Port of Seattle(e)
Refunding Revenue Bonds
Intermediate Lien
Series 2017
05/01/2037	5.000%	6,000,000	6,210,512
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Seattle Cancer Care Alliance
Series 2020
09/01/2055	5.000%	10,000,000	10,404,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	27

Portfolio of Investments  (continued)
July 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	5,000,000	4,402,252
Washington State Housing Finance Commission(d)
Refunding Revenue Bonds
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	2,000,000	1,579,101
Total			27,285,323
Wisconsin 2.4%
Public Finance Authority
Prerefunded 11/15/24 Revenue Bonds
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,689,705
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2039	5.000%	2,230,000	2,064,744
09/01/2054	5.000%	1,000,000	846,263
WakeMed Hospital
Series 2019A
10/01/2044	5.000%	3,000,000	3,093,779
10/01/2049	4.000%	2,690,000	2,485,483
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2037	4.000%	2,000,000	1,761,852
Coral Academy Science Las Vegas
Series 2018
07/01/2055	5.000%	2,500,000	2,418,485
Public Finance Authority(d)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	373,012
05/15/2047	5.250%	220,000	193,414
Mary’s Woods at Marylhurst, Inc.
Series 2017
05/15/2052	5.250%	500,000	431,774
Revenue Bonds
WFCS Portfolio Project
Series 2021
01/01/2056	5.000%	1,000,000	778,069
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	3,500,000	2,731,280
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Wisconsin Hospitals & Clinics
Refunding Revenue Bonds
Green Bonds - University of Wisconsin Hospital
Series 2021
04/01/2046	4.000%	7,000,000	6,707,738
Wisconsin Center District(f)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2055	0.000%	15,000,000	3,250,678
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
Cedar Crest, Inc. Project
Series 2022
04/01/2057	5.125%	5,000,000	3,667,269
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	3,540,288
Series 2018B
07/01/2033	4.250%	1,250,000	1,036,262
07/01/2043	4.500%	1,375,000	988,802
07/01/2048	5.000%	500,000	371,573
PHW Muskego, Inc. Project
Series 2021
10/01/2061	4.000%	4,465,000	2,973,540
Wisconsin Housing & Economic Development Authority
Refunding Revenue Bonds
Series 2020A
09/01/2035	2.700%	1,000,000	880,924
03/01/2039	3.000%	195,000	183,377
Total			42,468,311
Total Municipal Bonds (Cost $1,916,650,053)			1,756,308,332

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 3.579%(j)	50,941	50,936
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 3.537%(j)	96,902	96,902
Total Money Market Funds (Cost $147,838)		147,838
Total Investments in Securities (Cost $1,942,247,891)		1,781,906,170
Other Assets & Liabilities, Net		(9,203,975)
Net Assets		$1,772,702,195

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
July 31, 2023
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2023.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2023, the total value of these securities amounted to $88,984,089, which represents 5.02% of total net assets.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Zero coupon bond.
(g)	Represents a security in default.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2023.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2023, the total value of these securities amounted to $70,186,364, which represents 3.96% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at July 31, 2023.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	29

Portfolio of Investments  (continued)
July 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	25,450,000	—	25,450,000
Municipal Bonds	—	1,756,308,332	—	1,756,308,332
Money Market Funds	147,838	—	—	147,838
Total Investments in Securities	147,838	1,781,758,332	—	1,781,906,170
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Annual Report 2023

Statement of Assets and Liabilities
July 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,942,247,891)	$1,781,906,170
Cash	84,584
Receivable for:
Capital shares sold	6,822,141
Dividends	28,740
Interest	17,079,715
Expense reimbursement due from Investment Manager	2,769
Prepaid expenses	21,415
Total assets	1,805,945,534
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	23,803,350
Capital shares redeemed	3,591,298
Distributions to shareholders	5,470,483
Management services fees	67,423
Distribution and/or service fees	17,849
Transfer agent fees	104,244
Trustees’ fees	139,116
Other expenses	49,576
Total liabilities	33,243,339
Net assets applicable to outstanding capital stock	$1,772,702,195
Represented by
Paid in capital	2,070,454,233
Total distributable earnings (loss)	(297,752,038)
Total - representing net assets applicable to outstanding capital stock	$1,772,702,195
Class A
Net assets	$660,007,079
Shares outstanding	45,811,638
Net asset value per share	$14.41
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.86
Advisor Class
Net assets	$53,541,250
Shares outstanding	3,721,321
Net asset value per share	$14.39
Class C
Net assets	$52,402,658
Shares outstanding	3,634,995
Net asset value per share	$14.42
Institutional Class
Net assets	$840,109,124
Shares outstanding	58,427,570
Net asset value per share	$14.38
Institutional 2 Class
Net assets	$27,632,259
Shares outstanding	1,921,655
Net asset value per share	$14.38
Institutional 3 Class
Net assets	$139,009,825
Shares outstanding	9,652,108
Net asset value per share	$14.40
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	31

Statement of Operations
Year Ended July 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$124,331
Interest	72,212,000
Total income	72,336,331
Expenses:
Management services fees	8,361,523
Distribution and/or service fees
Class A	1,696,676
Class C	586,689
Transfer agent fees
Class A	433,117
Advisor Class	29,016
Class C	37,468
Institutional Class	543,276
Institutional 2 Class	16,158
Institutional 3 Class	11,183
Trustees’ fees	61,555
Custodian fees	17,201
Printing and postage fees	71,051
Registration fees	206,048
Accounting services fees	40,290
Legal fees	37,221
Interest on interfund lending	24,585
Compensation of chief compliance officer	332
Other	40,216
Total expenses	12,213,605
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(525,033)
Total net expenses	11,688,572
Net investment income	60,647,759
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(63,249,123)
Futures contracts	(440,898)
Net realized loss	(63,690,021)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(39,482,292)
Net change in unrealized appreciation (depreciation)	(39,482,292)
Net realized and unrealized loss	(103,172,313)
Net decrease in net assets resulting from operations	$(42,524,554)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended July 31, 2023	Year Ended July 31, 2022
Operations
Net investment income	$60,647,759	$63,624,939
Net realized loss	(63,690,021)	(49,244,312)
Net change in unrealized appreciation (depreciation)	(39,482,292)	(330,228,192)
Net decrease in net assets resulting from operations	(42,524,554)	(315,847,565)
Distributions to shareholders
Net investment income and net realized gains
Class A	(22,536,479)	(22,734,612)
Advisor Class	(1,625,624)	(1,861,750)
Class C	(1,507,459)	(1,561,720)
Institutional Class	(30,260,924)	(42,470,650)
Institutional 2 Class	(992,219)	(1,701,293)
Institutional 3 Class	(5,160,608)	(5,484,231)
Total distributions to shareholders	(62,083,313)	(75,814,256)
Decrease in net assets from capital stock activity	(280,989,420)	(332,870,273)
Total decrease in net assets	(385,597,287)	(724,532,094)
Net assets at beginning of year	2,158,299,482	2,882,831,576
Net assets at end of year	$1,772,702,195	$2,158,299,482
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	33

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2023		July 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	11,284,180	161,342,103	10,441,838	163,542,769
Distributions reinvested	1,531,599	21,814,899	1,363,034	21,920,344
Shares redeemed	(17,493,940)	(248,939,566)	(14,336,534)	(222,273,825)
Net decrease	(4,678,161)	(65,782,564)	(2,531,662)	(36,810,712)
Advisor Class
Shares sold	1,903,746	27,261,919	2,534,113	39,299,927
Distributions reinvested	114,245	1,625,377	115,598	1,861,738
Shares redeemed	(1,853,386)	(26,243,798)	(3,288,205)	(50,780,468)
Net increase (decrease)	164,605	2,643,498	(638,494)	(9,618,803)
Class C
Shares sold	616,278	8,816,429	784,505	12,526,763
Distributions reinvested	97,316	1,386,571	86,780	1,397,235
Shares redeemed	(1,698,018)	(24,243,499)	(1,466,026)	(22,972,742)
Net decrease	(984,424)	(14,040,499)	(594,741)	(9,048,744)
Institutional Class
Shares sold	35,662,984	509,063,144	46,854,422	745,069,761
Distributions reinvested	1,910,477	27,138,397	2,297,911	37,017,887
Shares redeemed	(50,231,502)	(711,421,347)	(68,482,086)	(1,055,729,577)
Net decrease	(12,658,041)	(175,219,806)	(19,329,753)	(273,641,929)
Institutional 2 Class
Shares sold	1,005,462	14,508,421	2,504,081	39,031,395
Distributions reinvested	69,771	992,057	105,080	1,697,403
Shares redeemed	(1,825,994)	(25,626,974)	(3,565,590)	(54,256,211)
Net decrease	(750,761)	(10,126,496)	(956,429)	(13,527,413)
Institutional 3 Class
Shares sold	4,225,119	60,421,944	6,287,425	99,644,453
Distributions reinvested	181,342	2,580,795	193,030	3,106,446
Shares redeemed	(5,739,432)	(81,466,292)	(6,026,252)	(92,973,571)
Net increase (decrease)	(1,332,971)	(18,463,553)	454,203	9,777,328
Total net decrease	(20,239,753)	(280,989,420)	(23,596,876)	(332,870,273)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Annual Report 2023

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Columbia Strategic Municipal Income Fund | Annual Report 2023	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2023	$15.07	0.47	(0.65)	(0.18)	(0.48)	—	(0.48)
Year Ended 7/31/2022	$17.28	0.36	(2.14)	(1.78)	(0.37)	(0.06)	(0.43)
Year Ended 7/31/2021(g)	$16.69	0.37	0.59	0.96	(0.37)	—	(0.37)
Year Ended 7/31/2020(g)	$16.48	0.44	0.25	0.69	(0.44)	(0.04)	(0.48)
Year Ended 7/31/2019(g)	$15.98	0.52	0.54	1.06	(0.52)	(0.04)	(0.56)
Advisor Class
Year Ended 7/31/2023	$15.04	0.50	(0.64)	(0.14)	(0.51)	—	(0.51)
Year Ended 7/31/2022	$17.26	0.40	(2.15)	(1.75)	(0.41)	(0.06)	(0.47)
Year Ended 7/31/2021(g)	$16.67	0.41	0.59	1.00	(0.41)	—	(0.41)
Year Ended 7/31/2020(g)	$16.46	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019(g)	$15.95	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Class C
Year Ended 7/31/2023	$15.08	0.36	(0.65)	(0.29)	(0.37)	—	(0.37)
Year Ended 7/31/2022	$17.29	0.24	(2.14)	(1.90)	(0.25)	(0.06)	(0.31)
Year Ended 7/31/2021(g)	$16.71	0.25	0.58	0.83	(0.25)	—	(0.25)
Year Ended 7/31/2020(g)	$16.49	0.32	0.26	0.58	(0.32)	(0.04)	(0.36)
Year Ended 7/31/2019(g)	$15.99	0.40	0.54	0.94	(0.40)	(0.04)	(0.44)
Institutional Class
Year Ended 7/31/2023	$15.04	0.50	(0.65)	(0.15)	(0.51)	—	(0.51)
Year Ended 7/31/2022	$17.25	0.40	(2.14)	(1.74)	(0.41)	(0.06)	(0.47)
Year Ended 7/31/2021(g)	$16.66	0.41	0.59	1.00	(0.41)	—	(0.41)
Year Ended 7/31/2020(g)	$16.45	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019(g)	$15.94	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Institutional 2 Class
Year Ended 7/31/2023	$15.04	0.50	(0.64)	(0.14)	(0.52)	—	(0.52)
Year Ended 7/31/2022	$17.25	0.40	(2.14)	(1.74)	(0.41)	(0.06)	(0.47)
Year Ended 7/31/2021(g)	$16.66	0.41	0.60	1.01	(0.42)	—	(0.42)
Year Ended 7/31/2020(g)	$16.45	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019(g)	$15.94	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2023	$14.41	(1.11%)	0.80%(c)	0.77%(c)	3.24%	19%	$660,007
Year Ended 7/31/2022	$15.07	(10.43%)	0.78%(c),(d)	0.78%(c),(d),(e),(f)	2.24%	29%	$760,677
Year Ended 7/31/2021(g)	$17.28	5.91%	0.78%(h)	0.78%(f),(h)	2.21%	14%	$916,301
Year Ended 7/31/2020(g)	$16.69	4.25%	0.80%(i)	0.80%(e),(f),(i)	2.66%	32%	$843,707
Year Ended 7/31/2019(g)	$16.48	7.05%	0.81%	0.81%(f)	3.23%	30%	$792,540
Advisor Class
Year Ended 7/31/2023	$14.39	(0.80%)	0.55%(c)	0.52%(c)	3.49%	19%	$53,541
Year Ended 7/31/2022	$15.04	(10.28%)	0.53%(c),(d)	0.53%(c),(d),(e),(f)	2.47%	29%	$53,510
Year Ended 7/31/2021(g)	$17.26	6.06%	0.53%(h)	0.53%(f),(h)	2.46%	14%	$72,397
Year Ended 7/31/2020(g)	$16.67	4.77%	0.55%(i)	0.55%(e),(f),(i)	2.91%	32%	$60,124
Year Ended 7/31/2019(g)	$16.46	7.06%	0.56%	0.56%(f)	3.47%	30%	$46,584
Class C
Year Ended 7/31/2023	$14.42	(1.85%)	1.55%(c)	1.53%(c)	2.48%	19%	$52,403
Year Ended 7/31/2022	$15.08	(11.09%)	1.53%(c),(d)	1.53%(c),(d),(e),(f)	1.48%	29%	$69,643
Year Ended 7/31/2021(g)	$17.29	4.93%	1.53%(h)	1.53%(f),(h)	1.46%	14%	$90,170
Year Ended 7/31/2020(g)	$16.71	3.73%	1.55%(i)	1.55%(e),(f),(i)	1.91%	32%	$91,717
Year Ended 7/31/2019(g)	$16.49	5.98%	1.56%	1.56%(f)	2.48%	30%	$72,283
Institutional Class
Year Ended 7/31/2023	$14.38	(0.87%)	0.55%(c)	0.53%(c)	3.47%	19%	$840,109
Year Ended 7/31/2022	$15.04	(10.22%)	0.53%(c),(d)	0.53%(c),(d),(e),(f)	2.45%	29%	$1,068,842
Year Ended 7/31/2021(g)	$17.25	6.00%	0.53%(h)	0.53%(f),(h)	2.46%	14%	$1,559,431
Year Ended 7/31/2020(g)	$16.66	4.77%	0.55%(i)	0.55%(e),(f),(i)	2.91%	32%	$1,218,644
Year Ended 7/31/2019(g)	$16.45	7.06%	0.56%	0.56%(f)	3.46%	30%	$930,894
Institutional 2 Class
Year Ended 7/31/2023	$14.38	(0.86%)	0.55%(c)	0.52%(c)	3.47%	19%	$27,632
Year Ended 7/31/2022	$15.04	(10.22%)	0.52%(c),(d)	0.52%(c),(d),(f)	2.44%	29%	$40,187
Year Ended 7/31/2021(g)	$17.25	6.01%	0.53%(h)	0.52%(f),(h)	2.47%	14%	$62,604
Year Ended 7/31/2020(g)	$16.66	4.78%	0.54%(i)	0.54%(f),(i)	2.91%	32%	$51,339
Year Ended 7/31/2019(g)	$16.45	7.06%	0.55%	0.55%(f)	3.45%	30%	$39,068
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2023	$15.06	0.51	(0.65)	(0.14)	(0.52)	—	(0.52)
Year Ended 7/31/2022	$17.28	0.41	(2.15)	(1.74)	(0.42)	(0.06)	(0.48)
Year Ended 7/31/2021(g)	$16.69	0.42	0.60	1.02	(0.43)	—	(0.43)
Year Ended 7/31/2020(g)	$16.47	0.48	0.26	0.74	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019(g)	$15.97	0.56	0.58	1.14	(0.60)	(0.04)	(0.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include the impact of voluntary waivers paid by the Investment Manager. If the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by less than 0.01%.
(g)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(h)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(i)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2023	$14.40	(0.81%)	0.50%(c)	0.47%(c)	3.53%	19%	$139,010
Year Ended 7/31/2022	$15.06	(10.21%)	0.48%(c),(d)	0.47%(c),(d),(f)	2.55%	29%	$165,440
Year Ended 7/31/2021(g)	$17.28	6.24%	0.48%(h)	0.47%(f),(h)	2.51%	14%	$181,928
Year Ended 7/31/2020(g)	$16.69	4.58%	0.49%(i)	0.49%(f),(i)	2.96%	32%	$104,667
Year Ended 7/31/2019(g)	$16.47	7.38%	0.50%	0.50%(f)	3.52%	30%	$52,836
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2023	39

Notes to Financial Statements
July 31, 2023
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
40	Columbia Strategic Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia Strategic Municipal Income Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
July 31, 2023
broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(440,898)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	46,170,137

42	Columbia Strategic Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
*	Based on the ending daily outstanding amounts for the year ended July 31, 2023.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Strategic Municipal Income Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
July 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2023 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
44	Columbia Strategic Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2023, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $376,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	207,683
Class C	—	1.00(b)	1,971

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
Columbia Strategic Municipal Income Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
July 31, 2023
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2022 through November 30, 2023	Prior to December 1, 2022
Class A	0.77%	0.78%
Advisor Class	0.52	0.53
Class C	1.52	1.53
Institutional Class	0.52	0.53
Institutional 2 Class	0.51	0.53
Institutional 3 Class	0.47	0.48
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Prior to December 1, 2022, expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds) were included with the waivers and/or expense reimbursement arrangement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions, re-characterization of distributions for investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(543,166)	543,166	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
46	Columbia Strategic Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2023				Year Ended July 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
38,638	62,044,675	—	62,083,313	7,757,391	64,946,840	3,110,025	75,814,256
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	11,516,683	—	(134,408,972)	(169,251,363)
At July 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,951,157,533	1,012,584	(170,263,947)	(169,251,363)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(87,221,830)	(47,187,142)	(134,408,972)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $341,563,245 and $638,438,745, respectively, for the year ended July 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Strategic Municipal Income Fund | Annual Report 2023	47

Notes to Financial Statements  (continued)
July 31, 2023
The Fund’s activity in the Interfund Program during the year ended July 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	3,984,211	3.92	57
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2023.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
48	Columbia Strategic Municipal Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
July 31, 2023
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2023, affiliated shareholders of record owned 49.9% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Strategic Municipal Income Fund | Annual Report 2023	49

Notes to Financial Statements  (continued)
July 31, 2023
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
50	Columbia Strategic Municipal Income Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Municipal Income Fund | Annual Report 2023	51

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.94%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	173	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
52	Columbia Strategic Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	173	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	173	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	173	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	171	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Strategic Municipal Income Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	171	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	173	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	173	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	173	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	171	None
54	Columbia Strategic Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	171	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	173	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	171	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Strategic Municipal Income Fund | Annual Report 2023	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	173	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	173	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Strategic Municipal Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Strategic Municipal Income Fund | Annual Report 2023	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022 through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
58	Columbia Strategic Municipal Income Fund | Annual Report 2023

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Strategic Municipal Income Fund | Annual Report 2023	59

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
60	Columbia Strategic Municipal Income Fund | Annual Report 2023

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Strategic Municipal Income Fund | Annual Report 2023	61

Approval of Management Agreement  (continued)
(Unaudited)
On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
62	Columbia Strategic Municipal Income Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Strategic Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN118_07_N01_(09/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2023 and July 31, 2022 are approximately as follows:

2023	2022
$371,800	$364,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2023 and July 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2023 and July 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2023 and July 31, 2022 are approximately as follows:

2023	2022
$138,400	$159,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2022 and 2023 also include Tax Fees for foreign tax filings.

During the fiscal years ended July 31, 2023 and July 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2023 and July 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2023 and July 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2023 and July 31, 2022 are approximately as follows:

2023	2022
$695,400	$694,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	September 21, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	September 21, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	September 21, 2023